UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-7762

First Eagle Funds
(Exact name of registrant as specified in charter)

1345 Avenue of the Americas New York, NY			10105
(Address of principal executive offices)			(Zip code)

Suzan Afifi First Eagle Funds 1345 Avenue of the Americas New York, NY 10105
(Name and address of agent for service)

Registrant’s telephone number, including area code:		1-212-632-2700

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2014

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.                                 Reports to Stockholders.

Annual Report

October 31, 2014

First Eagle Global Fund

First Eagle Overseas Fund

First Eagle U.S. Value Fund

First Eagle Gold Fund

First Eagle Global Income Builder Fund

First Eagle High Yield Fund

First Eagle Fund of America

Advised by First Eagle Investment Management, LLC

Forward-Looking Statement Disclosure

One of our most important responsibilities as mutual fund managers is to communicate with shareholders in an open and direct manner. Some of our comments in our letters to shareholders are based on current management expectations and are considered "forward-looking statements". Actual future results, however, may prove to be different from our expectations. You can identify forward-looking statements by words such as "may", "will", "believe", "attempt", "seem", "think", "ought", "try" and other similar terms. We cannot promise future returns. Our opinions are a reflection of our best judgment at the time this report is compiled, and we disclaim any obligation to update or alter forward-looking statements as a result of new information, future events, or otherwise.

First Eagle Funds | Annual Report | October 31, 2014

Table of Contents

Letter from the President	4
Management's Discussion of Fund Performance	7
Performance Chart	12
First Eagle Global Fund:
Fund Overview	18
Consolidated Schedule of Investments	20
First Eagle Overseas Fund:
Fund Overview	48
Consolidated Schedule of Investments	50
First Eagle U.S. Value Fund:
Fund Overview	76
Consolidated Schedule of Investments	78
First Eagle Gold Fund:
Fund Overview	90
Consolidated Schedule of Investments	92
First Eagle Global Income Builder Fund:
Fund Overview	96
Schedule of Investments	98
First Eagle High Yield Fund:
Fund Overview	112
Schedule of Investments	114
First Eagle Fund of America:
Fund Overview	126
Schedule of Investments	128
Statements of Assets and Liabilities	136
Statements of Operations	144
Statements of Changes in Net Assets	148
Financial Highlights	152
Notes to Financial Statements	168
Report of Independent Registered Accounting Firm	205
Fund Expenses	206
General Information	210
Tax Information	211
Privacy Notice	212
Additional Information	214

First Eagle Funds | Annual Report | October 31, 2014

Letter from the President

John P. Arnhold

Dear Fellow Shareholders,

At First Eagle, we remain committed to protecting and preserving our shareholders' purchasing power over time. Irrespective of short-term market events, swings in investor confidence or the pressure to follow a new market paradigm, our first priority is unwavering: to provide prudent stewardship of the assets you have placed in our care.

Market Overview

Since I last wrote to you in April, U.S. equity markets have remained strong, amidst continuing signs of an economic recovery. The U.S. dollar reached its highest levels in four years versus a basket of global currencies. Conversely, growth estimates have been reduced outside the U.S., leading to mixed market performance. In particular, European countries such as France and Italy have yet to find their footing while China shows signs of a slowdown. Adding to the uncertainty, we have seen a rise in geopolitical tensions, with a standoff in the Ukraine and increased instability in the Middle East. Yet asset prices and the appetite for risk remained relatively strong.

The MSCI World Index rose 8.7% in the 12 months ending October 31, 2014. In the U.S., the S&P 500 Index increased 17.3%. In Europe, the German DAX Index rose 3.2% but the French CAC 40 Index fell 3.7% during the period, reflecting the divergent health of these two economies. The Nikkei 225 Index increased 14.6% during the twelve month period. Dollar-linked commodity prices also suffered, as crude oil fell 16.4% to $81 a barrel, and the price of gold fell 11.3% to $1,173 an ounce as of October 31st. Over the twelve month period, the U.S. dollar strengthened 14.2% against the Japanese yen and the dollar strengthened 8.5% against the Euro.

During the same period, the Barclay's U.S. Aggregate Bond Index returned 4.1% while the Barclay's U.S. High Yield Corporate Index returned 5.8%. High yield spreads ended October at 430 basis points. Despite some intermittent volatility throughout the twelve month period, spreads are generally unchanged from their 436 basis point level a year ago.

First Eagle Funds | Annual Report | October 31, 2014

Letter from the President

While numerous signs point to a continued strengthening of the U.S. economy, we remain wary given the unresolved debt burdens at the Federal level. Another risk is weakening energy prices, which could slow the shale oil boom that has been a key driver of U.S. economic growth in recent quarters.

The strong rally by the U.S. dollar has led to soft performance for gold and other hard assets, but we hold firm in our conviction that gold may be a potential long-term hedge against extreme market events. At First Eagle, we always keep a watchful eye on what can go wrong, not only on what is going right. We will remain focused on delivering long-term absolute returns while also striving to avoid the permanent impairment of our clients' capital.

Global Value Team

The Global Value team remains cautious in the face of ongoing concerns regarding overly permissive monetary and fiscal policies by central bankers. The Portfolio Managers, Matthew McLennan, Kimball Brooker, Matt Lamphier, Giorgio Caputo, Robert Hordon, Edward Meigs and Sean Slein, feel the unwinding of these policies creates a cloudy outlook for economic growth and debt servicing ability. The rebound in the U.S. economy this year masks longer term concerns our Portfolio Managers hold regarding the shortage in savings by Americans relative to investment, and the artificial demand created by fiscal stimulus. Beyond the U.S., the absence of economic growth and high unemployment means the temptation persists for further rounds of stimulus.

In the face of these persistent macroeconomic imbalances, the Global Value team continues to diligently seek what they perceive as a margin of safety in each investment. In the absence of sufficient bottom-up opportunities the funds continue to maintain some cash on the sidelines until appropriate opportunities come along at what they believe are the right prices.

High Yield Team

After rallying in the first half of 2014, the high yield market experienced some volatility in recent months. Portfolio Managers Edward Meigs and Sean Slein feel the Fund's ongoing focus on credit risk rather than interest rate risk may stand investors in good stead over the long run. Corporate default rates remained low and we believe overall credit quality remains reasonable. We remain focused on investing in companies with strong balance sheets and a growth outlook robust enough to support their debt.

As of October 31st, we had allocated approximately 58% to single-B issues compared with about 29% allocated to double-B issues, which are historically longer maturity

First Eagle Funds | Annual Report | October 31, 2014

Letter from the President

and more sensitive to interest rates. This stands in contrast to an index allocation of 37% to single-B and 47% to double-B credits. We feel this allocation, along with the portfolio's duration of 3.3 years, will help minimize our exposure to increases in interest rates. The duration of the portfolio is less than that of the Barclays Capital U.S. Corporate High Yield Index, which is 4.3 years.1

Fund of America Team

Portfolio Managers Harold Levy, David Cohen and Eric Stone continue to focus on their core competency: identifying corporate change that can potentially unlock shareholder value. While the U.S. stock market is more expensive today than it was two or three years ago, they continue to find interesting investment opportunities within the current market.

Thank you for your continued confidence and support.

Sincerely,

John P. Arnhold
President

December 2014

1  Source: FactSet

First Eagle Funds | Annual Report | October 31, 2014

Management's Discussion of Fund Performance

First Eagle Global Fund

The net asset value ("NAV") of the Fund's Class A shares increased 4.6% for the year ending October 31, 2014 while the MSCI World Index rose 8.7%. The Fund's cash and cash equivalents position was 20.4% as of October 31, 2014.

The five largest contributors to the performance of First Eagle Global Fund over the period were Microsoft Corporation (software, U.S.), Intel Corporation (semiconductors, U.S.), Cintas Corporation (uniform rentals, U.S.), Shimano, Inc. (bicycle parts, Japan) and Hoya Corporation (optical products, Japan) collectively accounting for 2.3% points of this period's performance.

The five largest detractors were gold bullion, Kinross Gold Corporation (gold mining, Canada), AngloGold Ashanti Limited (gold mining, South Africa), Penn West Petroleum Limited (E&P, Canada) and Goldcorp, Inc. (gold mining, Canada). Their combined negative performance over the twelve months subtracted 1.3% points from the Fund's performance.

As of October 31, 2014, the Fund was approximately 30% hedged versus the British pound, 20% hedged versus the Japanese yen and 20% hedged versus the Euro.

First Eagle Overseas Fund

The NAV of the Fund's Class A shares rose 1.0% for the year ending October 31, 2014 while the MSCI EAFE Index fell 0.60%. The Fund's cash and cash equivalents position was 20.0% as of October 31, 2014.

The five largest contributors to the performance of First Eagle Overseas Fund over the period were Shimano, Inc. (bicycle parts, Japan), Hoya Corporation (optical products, Japan), Astellas Pharma, Inc. (pharmaceuticals, Japan), Grupo Televisa SA (media, Mexico) and SMC Corporation (pneumatic equipment, Japan) collectively accounting for 2.3% points of this period's performance.

The five largest detractors were Penn West Petroleum (E&P, Canada), gold bullion, WM Morrison Supermarkets PLC (supermarkets, UK), Kinross Gold Corporation (gold mining, Canada) and Goldcorp, Inc. (gold mining, Canada). Their combined negative performance over the twelve month period subtracted 1.5% points from the Fund's performance.

As of October 31, 2014, the Fund was approximately 30% hedged versus the British pound, 20% hedged versus the Japanese yen and 20% hedged versus the Euro.

First Eagle Funds | Annual Report | October 31, 2014

Management's Discussion of Fund Performance

First Eagle U.S. Value Fund

The NAV of the Fund's Class A shares increased 8.9% for the year ending October 31, 2014 while the S&P 500 Index rose 17.3%. The Fund's cash and cash equivalents position was 17.9% as of October 31, 2014.

The five largest contributors to the performance of First Eagle U.S. Value Fund over the period were Microsoft Corporation (software), Intel Corporation (semiconductors), Cintas Corporation (uniform rentals), Oracle Corporation (enterprise software) and Comcast Corporation (cable) collectively accounting for 4.2% points of this period's performance.

The five largest detractors were Penn West Petroleum Limited (E&P), gold bullion, Goldcorp, Inc. (gold mining), Rofin-Sinar Technologies, Inc. (laser-based products) and Fresnillo PLC (gold & silver mining). Their combined negative performance over the twelve month period subtracted 1.6% points from the Fund's performance.

First Eagle Gold Fund

The NAV of the Fund's Class A shares fell 21.0% for the year ending October 31, 2014 while the FTSE Gold Mines Index declined 31.8%. The Fund's cash and cash equivalents position was 1.6% as of October 31, 2014.

The five largest contributors to the performance of First Eagle Gold Fund over the period were Osisko Mining (Canada), Royal Gold, Inc. (U.S.), Franco-Nevada Corporation (Canada), Lydian International Limited (Channel Islands) and Continental Gold & Copper (Canada) collectively accounting for 2.1% points of the Fund's performance.

The five largest detractors were gold bullion, Kinross Gold Corporation (Canada), AngloGold Ashanti Limited (South Africa), Goldcorp (Canada) and Newmont Mining Corporation (U.S.). Their combined negative performance over the twelve month period subtracted 9.7% points from the Fund's performance.

First Eagle Global Income Builder Fund

The NAV of the Fund's Class A shares rose 4.7% for the year ending October 31, 2014 while the Barclays U.S. Aggregate Bond Index rose 4.1% and the MSCI World Index increased 8.7%. The Fund's cash and cash equivalents position was 6.9% as of October 31, 2014.

The five largest contributors to the performance of First Eagle Global Income Builder Fund over the period were Ciments Francais SA (cements & aggregates, France), Hoya Corporation (optical products, Japan), Microsoft Corporation

First Eagle Funds | Annual Report | October 31, 2014

Management's Discussion of Fund Performance

(software, U.S.), Intel Corporation (semiconductors, U.S.) and Lockheed Martin Corporation (defense systems, U.S.) collectively accounting for 2.4% points of this period's performance.

The five largest detractors were Penn West (E&P, Canada), WM Morrison Supermarkets PLC (supermarkets, UK), Goldcorp, Inc. (gold mining, Canada), Cenovus Energy, Inc. (integrated oil, Canada) and Eni S.p.A (integrated oil, Italy). Their combined negative performance over the twelve month period subtracted 1.4% points from the Fund's performance.

As of October 31, 2014, the Fund was approximately 30% hedged versus the British pound, 20% hedged versus the Japanese yen and 20% hedged versus the Euro on equities. The Fund was approximately 98% hedged on Euro-denominated bonds.

First Eagle High Yield Fund

The NAV of the First Eagle High Yield Fund's Class I shares increased 4.0% for the years ending October 31, 2014 versus 5.8% for the Barclays Capital U.S. Corporate High Yield Index. The Fund held 5.3% of cash and cash equivalents as of October 31, 2014.

The five largest contributors to the performance of the First Eagle High Yield Fund over the period were Kemet Corporation 10.50% due 05/01/2018, ACCO Brands Corporation 6.75% due 04/30/2020, CenturyLink, Inc. 6.75% due 12/01/2023, ROC Finance LLC 12.125% due 09/01/2019 and Frontier Communications Corporation 8.5% due 04/15/2020 collectively accounting for 0.7% points of the Fund's performance.

The five largest detractors were Offshore Group Investments Ltd. 7.5% due 11/01/2019, Bi-Lo LLC 8.625% due 09/15/2018, Parker Drilling Company 6.75% due 07/15/2022, Roundy's Supermarkets, Inc. 10.25% due 12/15/2020 and Drill Rigs Holding, Inc. 6.5% 10/01/2017. Their combined negative performance over the twelve-month period subtracted 0.5% points of the Fund's performance.

As of October 31, 2014 the Fund was approximately 100% hedged against the Euro.

First Eagle Fund of America

The NAV of the First Eagle Fund of America Class Y increased 12.9% for the year ending October 31, 2014 versus 17.3% for the S&P 500 Index. The Fund held 6.4% in a money market mutual fund as of October 31, 2014.

The five largest contributors to the performance of the First Eagle Fund of America over the period were Avis Budget Group, Inc. (automobile and truck rental services),

First Eagle Funds | Annual Report | October 31, 2014

Management's Discussion of Fund Performance

Forest Laboratories, Inc. (pharmaceuticals), Hewlett-Packard Company (technology software), Seagate Technology PLC (hard disk drive manufacturer) and Rockwood Holdings, Inc. (chemicals manufacturer), collectively accounting for 8.4% points of the Fund's performance.

The five largest detractors were Theravance, Inc. (pharmaceuticals), FMC Corporation (materials), Viacom, Inc. Class B (media) Hertz Global Holdings, Inc. (automobile and truck rental services) and SeaWorld Entertainment, Inc. (consumer services). Their combined negative performance over the twelve-month period subtracted 2.1% points from the Fund's total return.

Matthew McLennan Head of the Global Value Team Portfolio Manager Global, Overseas, U.S. Value and Gold Funds	T. Kimball Brooker, Jr. Portfolio Manager Global, Overseas and U.S. Value Funds

Matt Lamphier Portfolio Manager U.S. Value Fund	Giorgio Caputo Portfolio Manager Global Income Builder Fund

Robert Hordon Portfolio Manager Global Income Builder Fund	Edward Meigs Portfolio Manager Global Income Builder and High Yield Funds

First Eagle Funds | Annual Report | October 31, 2014

Management's Discussion of Fund Performance

Sean Slein Portfolio Manager Global Income Builder and High Yield Funds	Harold Levy Portfolio Manager Fund of America

Eric Stone Portfolio Manager Fund of America

December 2014

The performance data quoted herein represents past performance and does not guarantee future results. Market volatility can dramatically impact the fund's short-term performance. Current performance may be lower or higher than figures shown. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Past performance data through the most recent month end is available at firsteaglefunds.com or by calling 800.334.2143.

The commentary represents the opinion of the Portfolio Management Teams as of December 2014 and is subject to change based on market and other conditions. These materials are provided for informational purposes only. These opinions are not intended to be a forecast of future events, a guarantee of future results, or investment advice. The views expressed herein may change at any time subsequent of the date of issue hereof. The information provided is not to be construed as a recommendation or an offer to buy or sell or the solicitation of an offer to buy or sell any fund or security.

First Eagle Funds | Annual Report | October 31, 2014

Performance Chart1

	One- Year	Three- Years	Five- Years	Ten- Years	Since Inception	Inception Date
First Eagle Global Fund
Class A (SGENX) without sales charge	4.64%	9.47%	10.32%	9.54%	13.83%	01/01/79[2]
with sales charge	-0.59	7.62	9.19	8.98	13.71	01/01/79[2]
Class C (FESGX)	2.85	8.65	9.49	8.72	10.93	06/05/00
Class I (SGIIX)	4.90	9.75	10.59	9.82	11.61	07/31/98
MSCI World Index[3]	8.67	14.37	11.41	6.93	9.84	01/01/79
First Eagle Overseas Fund[4]
Class A (SGOVX) without sales charge	1.00%	7.02%	8.09%	8.78%	11.34%	08/31/93
with sales charge	-4.04	5.21	6.98	8.22	11.13	08/31/93
Class C (FESOX)	-0.67	6.24	7.29	7.96	10.31	06/05/00
Class I (SGOIX)	1.23	7.30	8.35	9.04	11.52	07/31/98
MSCI EAFE Index[5]	-0.60	9.68	6.52	5.81	5.15	08/31/93
First Eagle U.S. Value Fund
Class A (FEVAX) without sales charge	8.93%	11.27%	11.40%	8.06%	9.60%	09/04/01
with sales charge	3.46	9.39	10.26	7.51	9.17	09/04/01
Class C (FEVCX)	7.09	10.43	10.57	7.26	8.78	09/04/01
Class I (FEVIX)	9.19	11.56	11.68	8.34	9.87	09/04/01
Standard & Poor's 500 Index[6]	17.27	19.77	16.69	8.20	6.57	09/04/01
First Eagle Gold Fund
Class A (SGGDX) without sales charge	-21.02%	-25.41%	-9.70%	2.14%	4.95%	08/31/93
with sales charge	-24.99	-26.67	-10.62	1.62	4.76	08/31/93
Class C (FEGOX)	-22.35	-25.97	-10.38	1.38	4.13	05/15/03
Class I (FEGIX)	-20.81	-25.22	-9.48	2.39	5.16	05/15/03
FTSE Gold Mines Index[7]	-31.76	-34.43	-17.97	-5.00	-2.66	08/31/93
MSCI World Index[3]	8.67	14.37	11.41	6.93	6.87	08/31/93

First Eagle Funds | Annual Report | October 31, 2014

Performance Chart

	One- Year	Three- Years	Five- Years	Ten- Years	Since Inception	Inception Date
First Eagle Global Income Builder
Class A (FEBAX) without sales charge	4.67%	—	—	—	8.84%	05/01/12
with sales charge	-0.55	—	—	—	6.61	05/01/12
Class C (FEBCX)	2.90	—	—	—	8.02	05/01/12
Class I (FEBIX)	5.00	—	—	—	9.13	05/01/12
MSCI World Index[3]	8.67	—	—	—	13.93	05/01/12
Barclays Capital U.S. Aggregate Bond Index[8]	4.14	—	—	—	2.34	05/01/12
First Eagle High Yield
Class A (FEHAX) without sales charge	3.74%	—	—	—	7.96%	01/03/12
with sales charge	-0.96	—	—	—	6.22	01/03/12
Class C (FEHCX)	1.99	—	—	—	7.11	01/03/12
Class I (FEHIX)	4.03	8.25%	9.51%	—	10.98	11/19/07[9]
Barclays Capital U.S. Corporate High Yield Index[10]	5.82	9.39	10.44	—	9.28	11/19/07
First Eagle Fund of America
Class A (FEFAX) without sales charge	12.92%	19.41%	17.18%	10.19%	9.24%	11/20/98
with sales charge	7.28	17.38	15.98	9.63	8.89	11/20/98
Class C (FEAMX)	11.06	18.50	16.30	9.38	8.41	03/02/98
Class I (FEAIX)	13.20	—	—	—	16.96	03/08/13
Class Y (FEAFX)[11]	12.91	19.41	17.17	10.19	12.32	04/10/87
Standard & Poor's 500 Index[6]	17.27	19.77	16.69	8.20	9.72	04/10/87

First Eagle Funds | Annual Report | October 31, 2014

Performance Chart

1  The performance data quoted herein represents past performance and does not guarantee future results. Market volatility can dramatically impact the fund's short-term performance. Current performance may be lower or higher than figures shown. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Past performance data through the most recent month end is available at firsteaglefunds.com or by calling 800.334.2143. The average annual returns for Class A Shares "with sales charge" of First Eagle Global, Overseas, U.S. Value, Gold, Fund of America, and Global Income Builder give effect to the deduction of the maximum sales charge of 5.00%. The average annual returns for Class A Shares "with sales charge" of First Eagle High Yield gives effect to the deduction of the maximum sales charge of 4.50%.

The average annual returns for Class C Shares reflect the CDSC (Contingent Deferred Sales Charge) of 1.00% which pertains to the first year or less of investment only.

A contingent deferred sales charge of 1.00% may apply on redemptions of Class A shares made within 18 months following a purchase of $1,000,000 or more without an initial sales charge.

Class I Shares of First Eagle Global Fund, First Eagle Overseas Fund, First Eagle U.S. Value Fund, First Eagle Gold Fund, First Eagle Global Income Builder Fund, First Eagle High Yield Fund, and First Eagle Fund of America require $1mm minimum investment and are offered without a sales charge.

Class Y Shares of First Eagle Fund of America are offered without charge.

2  The Fund commenced operation April 28, 1970. Performance for periods prior to January 1, 2000 occurred while a prior portfolio manager of the fund was affiliated with another firm. Inception date shown is when this prior portfolio manager assumed portfolio management responsibilities.

3  The MSCI World Index is a widely followed, unmanaged group of stocks from 23 international markets and is not available for purchase. The index provides total returns in U.S. dollars with net dividends reinvested.

4  Effective as of the close of business on May 9, 2014, the First Eagle Overseas Fund is closed to certain investors. Please see the prospectus for more information.

5  The MSCI EAFE Index is an unmanaged total return index, reported in U.S. dollars, based on share prices and reinvested net dividends of approximately 1,100 companies from 22 countries and is not available for purchase.

6  The Standard & Poor's 500 Index is a widely recognized unmanaged index including a representative sample of 500 leading companies in leading sectors of the U.S. economy and is not available for purchase. Although the Standard & Poor's 500 Index focuses on the large-cap segment of the market, with approximately 80% coverage of U.S. equities, it is also considered a proxy for the total market. The Standard & Poor's 500 Index includes dividends reinvested.

7  The FTSE Gold Mines Index Series is designed to reflect the performance of the worldwide market in the shares of companies whose principal activity is the mining of gold. The FTSE Gold Mines Index encompasses all gold mining companies that have a sustainable, attributable gold production of at least 300,000 ounces a year and that derive 51% or more of their revenue from mined gold. The Index is unmanaged, is available with dividends reinvested and is not available for purchase.

8  The Barclays Capital U.S. Aggregate Bond Index is an unmanaged broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM passthroughs), ABS, and CMBS and is not available for purchase.

9  First Eagle High Yield Fund commenced operations in its present form on December 30, 2011, and is successor to another mutual fund pursuant to a reorganization December 30, 2011. Information prior to December 30, 2011 is for this predecessor fund. Immediately after the reorganization, changes in net asset value of the Class I shares were partially impacted by differences in how the Fund and the predecessor fund price portfolio securities.

First Eagle Funds | Annual Report | October 31, 2014

Performance Chart

10  The Barclays Capital U.S. Corporate High Yield Bond Index is composed of fixed-rate, publicly issued, non-investment grade debt, is unmanaged, with dividends reinvested, and is not available for purchase. The index includes both corporate and non-corporate sectors. The corporate sectors are Industrial, Utility, and Finance, which include both U.S. and non-U.S. corporations. The index is presented here for comparison purposes only. One cannot invest directly in an index.

11  As of September 1, 2005 First Eagle Fund of America Class Y is closed to new accounts.

Expense Ratios As Stated In The Most Recent Prospectus
Total Annual Gross Operating Expense Ratios

	Class A	Class C	Class I	Class Y
First Eagle Global Fund	1.13%	1.87%	0.88%	—
First Eagle Overseas Fund	1.15	1.90	0.90	—
First Eagle U.S. Value Fund	1.16	1.91	0.91	—
First Eagle Gold Fund	1.25	2.00	1.00	—
First Eagle Global Income Builder	1.35	2.09	1.10	—
First Eagle High Yield Fund	1.13	1.88	0.88	—
First Eagle Fund of America	1.42	2.17	1.20	1.42%

For the First Eagle High Yield and Global Income Builder funds had fees not been waived and/or expenses reimbursed in the past, returns would have been lower.

The expense ratios presented as of October 31, 2014 may differ from corresponding ratios shown elsewhere in this report because of differing time periods (and/or, if applicable, because these expense ratios do not include expense credits or waivers).

There are risks associated with investing in funds that invest in securities of foreign countries, such as erratic market conditions, economic and political instability and fluctuations in currency exchange rates. Funds whose investments are concentrated in a specific industry or sector may be subject to a higher degree of risk than funds whose investments are diversified and may not be suitable for all investors.

The principal risk of investing in value stocks is that the price of the security may not approach its anticipated value or may decline in price.

Investment in gold and gold related investments present certain risks, including political and economic risks affecting the price of gold and other precious metals like changes in U.S. or foreign tax, currency or mining laws, increased environmental costs, international monetary and political policies, economic conditions within an individual country, trade imbalances, and trade or currency restrictions between countries. The price of gold, in turn, is likely to affect the market prices of securities of companies mining or processing gold, and accordingly, the value of investments in such securities may also be affected. Gold related investments as a group have not performed as well as the stock market in general during periods when the U.S. dollar is strong, inflation is low and general economic conditions are stable. In addition, returns on gold related investments have traditionally been more volatile than investments in broader equity or debt markets.

The event-driven investment style used by First Eagle Fund of America carries the additional risk that the event anticipated occurs later than expected, does not occur at all or does not have the desired effect on the market price of the securities.

First Eagle High Yield and Global Income Builder Funds invest in high yield securities that are non-investment grade. High yield securities are rated lower than investment-grade securities because there is a greater possibility that the issuer may be unable to make interest and principal payments on those securities. High yield securities involve greater risk than higher rated securities and portfolios that invest in them may be subject to greater levels of credit and liquidity risk than portfolios that do not.

First Eagle Funds | Annual Report | October 31, 2014

Performance Chart

The First Eagle High Yield Fund's investment strategies may result in high turnover rates. This may increase the Fund's brokerage transaction costs, which would reduce performance. Rapid portfolio turnover also exposes shareholders to a higher current realization of short-term gains, which could cause you to pay higher taxes.

Funds that invest in bonds are subject to interest-rate risk and can lose principal value when interest rates rise. Bonds are also subject to credit risk, in which the bond issuer may fail to pay interest and principal in a timely manner, or that negative perception of the issuer's ability to make such payments may cause the price of that bond to decline.

Income generation and dividends are not guaranteed. If dividend paying stocks in the fund's portfolio stop paying or reduce dividends the fund's ability to generate income will be adversely affected.

All investments involve the risk of loss.

First Eagle Funds | Annual Report | October 31, 2014

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First Eagle Global Fund

Fund Overview

Data as of October 31, 2014 (unaudited)

Investment Objective

The First Eagle Global Fund seeks long-term growth of capital by investing in a range of asset classes from markets in the United States and around the world. This truly global fund is managed with a highly disciplined, bottom-up, value oriented style.

Average Annual Returns (%)			One-Year	Five-Years	Ten-Years
First Eagle Global Fund	Class A	without sales load	4.64	10.32	9.54
		with sales load	-0.59	9.19	8.98
MSCI World Index			8.67	11.41	6.93
Consumer Price Index			1.66	1.89	2.21

Asset Allocation* (%)

Countries** (%)

United States	40.69
Japan	13.20
France	6.61
Canada	4.15
United Kingdom	2.84
Mexico	1.92
Germany	1.67
Switzerland	1.62
South Korea	1.26
Sweden	0.66
Australia	0.61
Bermuda	0.56
Belgium	0.50
Ireland	0.45
South Africa	0.44
Hong Kong	0.43
Thailand	0.39
Italy	0.35
Netherlands	0.28
Russia	0.25
Singapore	0.24
Israel	0.21
Austria	0.17
Denmark	0.15

*  Asset Allocation and Countries percentages are based on total investments in the portfolio.

**Country allocations reflect country of the issuer (not currency of issue) and exclude short term investments. Bonds of non-U.S. issuers may be U.S. dollar denominated.

The Fund's portfolio composition is subject to change at any time.

First Eagle Funds | Annual Report | October 31, 2014

First Eagle Global Fund | Fund Overview

Growth of a $10,000 Initial Investment

Performance data quoted herein represents past performance and should not be considered indicative of future results. Performance data quoted herein does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. The average annual returns shown above are historical and reflect changes in share price, reinvested dividends and are net of expenses.

The average annual returns for Class A Shares give effect to the deduction of the maximum sales charge of 5.00%.

The MSCI World Index is a widely followed, unmanaged group of stocks from 23 international markets and is not available for purchase. The index provides total returns in U.S. dollars with net dividends reinvested. The Consumer Price Index (CPI) represents the change in price of all goods and services purchased for consumption by urban households.

Top 10 Holdings* (%)

Gold Bullion** (precious metal)	4.79
Microsoft Corporation (U.S. software developer)	2.11
Intel Corporation (U.S. computer components and related products manufacturer)	1.84
Oracle Corporation (U.S. provider of software/hardware products and services)	1.80
Comcast Corporation Class 'A' (U.S. cable/satellite television company)	1.80
Bank of New York Mellon Corporation (U.S. financial services company)	1.45
SMC Corporation (Japanese automated control devices manufacturer)	1.38
Secom Company Limited (Japanese security services provider)	1.32
KDDI Corporation (Japanese telecommunications company)	1.29
3M Company (U.S. industrial conglomerate)	1.24
Total	19.02

*  Holdings in cash, commercial paper and other short term cash equivalents have been excluded.

**The Fund invests in gold and precious metals through investment in a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the "Subsidiary"). Gold Bullion and commodities include the Fund's investment in the Subsidiary.

Percentages are based on total net assets.

First Eagle Funds | Annual Report | October 31, 2014

First Eagle Global Fund | Consolidated Schedule of Investments | Year Ended October 31, 2014

Shares	Description	Cost (Note 1)	Value (Note 1)
Common Stocks — 71.46%
U.S. Common Stocks — 33.42%
Consumer Discretionary — 4.15%
16,502,976	Comcast Corporation, Class 'A'	$348,272,491	$909,974,152
7,367,580	Omnicom Group, Inc.	266,763,916	529,434,371
4,033,948	McDonald's Corporation	397,465,831	378,102,040
3,992,317	H&R Block, Inc.	67,554,206	128,991,794
1,265,679	Bed Bath & Beyond, Inc. (a)	77,330,447	85,230,824
707,230	Ross Stores, Inc.	45,657,932	57,087,686
2,484	JG Boswell Company	573,840	2,422,875
159,424	St. John Knits International, Inc. (a)(b)	2,583,585	797,125
31,592	Mills Music Trust (b)(c)	930,198	621,099
		1,207,132,446	2,092,661,966
Consumer Staples — 0.89%
3,258,977	Colgate-Palmolive Company	125,309,064	217,960,582
1,693,401	Wal-Mart Stores, Inc.	82,465,011	129,155,923
2,680,106	Sysco Corporation	72,240,237	103,291,401
		280,014,312	450,407,906
Energy — 2.82%
8,124,737	National Oilwell Varco, Inc.	579,277,775	590,181,113
6,000,259	ConocoPhillips	254,437,343	432,918,687
5,498,446	Devon Energy Corporation	312,965,847	329,906,880
3,908,035	San Juan Basin Royalty Trust (c)	138,744,050	70,969,916
		1,285,425,015	1,423,976,596
Financials — 8.79%
18,950,899	Bank of New York Mellon Corporation	484,400,217	733,778,848
2,442	Berkshire Hathaway, Inc., Class 'A' (a)	193,617,046	512,820,000
5,480,658	American Express Company	226,378,297	492,985,277
9,693,681	BB&T Corporation	245,863,323	367,196,674
6,804,201	Cincinnati Financial Corporation	170,308,782	343,408,075
9,921,396	Weyerhaeuser Company, REIT	154,182,567	335,938,502
7,819,458	U.S. Bancorp	192,949,644	333,108,953
6,128,668	Plum Creek Timber Company, Inc., REIT	228,319,436	251,336,716
4,386,050	WR Berkley Corporation	117,583,057	226,057,068
3,365,437	American International Group, Inc.	177,995,460	180,286,514

First Eagle Funds | Annual Report | October 31, 2014

First Eagle Global Fund | Consolidated Schedule of Investments | Year Ended October 31, 2014

Shares	Description	Cost (Note 1)	Value (Note 1)
U.S. Common Stocks — 33.42% (continued)
Financials — 8.79% (continued)
743,437	Visa, Inc., Class 'A'	$53,618,674	$179,487,995
2,024,060	Mastercard, Inc., Class 'A'	40,702,513	169,515,025
299,496	Alleghany Corporation (a)	114,850,390	133,060,083
2,858,552	Rayonier, Inc., REIT	20,620,399	95,675,769
2,339,499	Brown & Brown, Inc.	71,192,895	74,536,438
277,374	First American Financial Corporation	6,437,306	8,409,980
		2,499,020,006	4,437,601,917
Health Care — 0.76%
2,120,282	WellPoint, Inc.	99,704,333	268,619,160
1,059,976	Johnson & Johnson	59,610,842	114,244,644
		159,315,175	382,863,804
Industrials — 5.33%
4,069,879	3M Company	315,646,157	625,825,448
7,899,775	Cintas Corporation (c)	242,406,389	578,579,521
2,912,737	Northrop Grumman Corporation	171,493,693	401,841,334
2,066,103	Lockheed Martin Corporation	144,573,784	393,737,439
3,153,152	Deere & Company	261,701,559	269,720,708
2,087,657	Alliant Techsystems, Inc. (c)	149,814,061	244,172,363
5,851,664	NOW, Inc. (a)(c)	178,684,330	175,901,020
		1,464,319,973	2,689,777,833
Information Technology — 8.76%
22,635,659	Microsoft Corporation	593,352,723	1,062,744,237
27,323,582	Intel Corporation (d)	535,572,888	929,275,058
23,323,188	Oracle Corporation	699,069,784	910,770,491
8,766,525	Teradata Corporation (a)(c)	369,529,577	370,999,338
8,019,788	Linear Technology Corporation	227,165,656	343,567,761
5,372,512	Xilinx, Inc.	216,416,093	238,969,378
2,135,631	Automatic Data Processing, Inc.	67,208,813	174,651,985
241,146	Google, Inc., Class 'A' (a)	62,240,364	136,939,579
241,146	Google, Inc., Class 'C' (a)	62,403,398	134,819,906
1,137,228	NetApp, Inc.	36,048,305	48,673,401
1,074,757	CommVault Systems, Inc. (a)	51,692,790	47,654,770
711,876	CDK Global, Inc. (a)	9,547,394	23,919,067
		2,930,247,785	4,422,984,971

First Eagle Funds | Annual Report | October 31, 2014

First Eagle Global Fund | Consolidated Schedule of Investments | Year Ended October 31, 2014

Shares	Description	Cost (Note 1)	Value (Note 1)
U.S. Common Stocks — 33.42% (continued)
Materials — 1.45%
4,172,577	Scotts Miracle-Gro Company, Class 'A' (c)	$182,102,946	$247,183,461
3,397,978	Vulcan Materials Company	156,102,690	209,689,346
1,752,638	Martin Marietta Materials, Inc.	155,134,877	204,918,669
811,480	Deltic Timber Corporation (c)	39,544,385	52,819,233
816,793	Newmont Mining Corporation	6,252,316	15,323,074
		539,137,214	729,933,783
Utilities — 0.47%
3,760,485	IDACorp, Inc. (c)	124,066,738	237,775,467
Total U.S. Common Stocks		10,488,678,664	16,867,984,243
International Common Stocks — 38.04%
Australia — 0.60%
37,126,217	Newcrest Mining Limited (a)	792,366,434	304,494,317
Austria — 0.17%
2,762,699	OMV AG	111,424,751	86,846,284
Belgium — 0.49%
2,788,862	Groupe Bruxelles Lambert SA	234,732,253	249,009,236
Bermuda — 0.56%
4,676,068	Jardine Matheson Holdings Limited	236,801,754	280,096,653
Canada — 4.13%
20,171,095	Cenovus Energy, Inc.	566,078,237	499,436,337
13,299,223	Canadian Natural Resources Limited	382,681,555	464,095,186
18,731,917	Goldcorp, Inc.	599,128,363	351,785,420
9,130,439	Potash Corporation of Saskatchewan, Inc.	351,228,590	311,987,101
7,419,204	Agnico-Eagle Mines Limited	234,920,569	174,840,565
12,939,710	Barrick Gold Corporation	236,771,269	153,594,358
31,256,868	Kinross Gold Corporation (a)	153,179,049	67,202,268
12,974,989	Penn West Petroleum Limited	177,450,961	58,646,950
		2,701,438,593	2,081,588,185
Denmark — 0.15%
2,651,397	ISS AS (a)	85,549,523	73,924,041
France — 6.44%
6,926,598	Danone SA	478,810,621	470,633,234

First Eagle Funds | Annual Report | October 31, 2014

First Eagle Global Fund | Consolidated Schedule of Investments | Year Ended October 31, 2014

Shares	Description	Cost (Note 1)	Value (Note 1)
International Common Stocks — 38.04% (continued)
France — 6.44% (continued)
7,202,806	Total SA	$354,805,789	$428,022,267
4,284,366	Sanofi	332,925,755	395,477,130
11,417,174	Bouygues SA	414,984,766	394,169,808
10,992,759	Carrefour SA	444,625,285	321,935,266
7,446,750	Compagnie de Saint-Gobain	323,552,273	319,570,763
9,843,860	Vivendi SA (a)	272,456,855	240,240,396
2,407,099	Sodexo	62,692,015	231,875,001
1,867,732	Neopost SA (c)	166,306,200	129,689,795
936,392	Wendel SA	21,286,521	103,192,290
5,126,327	Société Télévision Francaise 1	66,985,673	76,221,439
1,401,821	Legrand SA	47,735,246	75,432,360
157,260	Robertet SA (c)	20,623,058	32,516,614
42,252	Robertet SA CI (b)(e)(f)	800,508	5,956,661
385,000	Sabeton SA (c)	4,841,233	6,561,494
12,000,000	FINEL (a)(b)(c)(e)(h)	0	5,413,608
104,457	Gaumont SA	6,087,824	5,196,742
66,717	NSC Groupe (b)(c)	11,738,587	5,041,467
		3,031,258,209	3,247,146,335
Germany — 1.40%
7,775,691	HeidelbergCement AG	424,710,748	529,299,947
1,592,711	Daimler AG	66,823,238	123,806,124
693,439	Fraport AG	20,976,007	42,858,311
341,950	Hornbach Baumarkt AG	8,260,466	12,152,712
		520,770,459	708,117,094
Hong Kong — 0.43%
12,693,579	Guoco Group Limited	115,086,260	155,986,431
13,182,921	Hysan Development Company Limited	62,292,222	60,261,197
10,855,273	City e-Solutions Limited (a)(b)	490,399	2,141,618
		177,868,881	218,389,246
Ireland — 0.44%
10,094,911	CRH PLC	175,024,030	223,822,935
Israel — 0.21%
15,719,753	Israel Chemicals Limited	156,830,538	105,599,441

First Eagle Funds | Annual Report | October 31, 2014

First Eagle Global Fund | Consolidated Schedule of Investments | Year Ended October 31, 2014

Shares	Description	Cost (Note 1)	Value (Note 1)
International Common Stocks — 38.04% (continued)
Italy — 0.35%
21,398,654	Italcementi S.p.A. (c)	$347,026,230	$122,172,446
1,734,971	Italmobiliare S.p.A. RSP	121,356,934	27,829,508
1,021,136	Italmobiliare S.p.A.	107,360,738	24,313,121
		575,743,902	174,315,075
Japan — 13.13%
2,508,756	SMC Corporation	271,030,820	693,942,123
11,121,730	Secom Company Limited	504,039,784	668,442,459
10,093,800	KDDI Corporation	320,858,498	649,256,221
1,307,090	Keyence Corporation	232,220,762	610,692,928
36,321,299	Astellas Pharma, Inc.	288,085,434	549,386,946
3,169,600	Fanuc Corporation	295,828,491	539,530,398
3,872,190	Shimano, Inc.	54,038,584	505,375,521
14,298,939	Hoya Corporation	305,848,299	497,423,619
14,917,299	Sompo Japan Nipponkoa Holdings, Inc.	402,645,728	365,080,416
13,217,880	Mitsubishi Estate Company Limited	232,209,618	328,961,349
14,618,719	MS&AD Insurance Group Holdings	356,085,457	306,820,676
2,190,800	Hirose Electric Company Limited (c)	230,434,913	263,500,628
3,308,230	Nissin Foods Holdings Company Limited	116,618,183	172,590,499
4,484,910	Nomura Research Institute Limited	92,604,811	144,938,556
3,526,280	Chofu Seisakusho Company Limited (c)	64,322,538	104,069,603
5,147,000	T. Hasegawa Company Limited (c)	79,849,658	78,172,998
924,660	Shin-Etsu Chemical Company Limited	43,043,581	57,986,246
632,500	Nitori Holdings Company Limited	26,796,871	39,698,420
1,147,200	MISUMI Group, Inc.	17,394,521	35,235,611
317,700	FamilyMart Company Limited	12,501,479	12,529,811
		3,946,458,030	6,623,635,028
Mexico — 1.91%
16,713,543	Grupo Televisa S.A.B., ADR	327,870,823	604,027,480
19,043,914	Fresnillo PLC	258,153,252	212,490,325
6,401,019	Industrias Peñoles S.A.B. de C.V.	7,339,323	144,978,082
		593,363,398	961,495,887

First Eagle Funds | Annual Report | October 31, 2014

First Eagle Global Fund | Consolidated Schedule of Investments | Year Ended October 31, 2014

Shares	Description	Cost (Note 1)	Value (Note 1)
International Common Stocks — 38.04% (continued)
Netherlands — 0.28%
24,582,669	TNT Express NV	$226,206,927	$142,661,564
Russia — 0.25%
19,361,263	Gazprom OAO, ADR	130,470,161	128,326,478
South Africa — 0.43%
16,836,511	AngloGold Ashanti Limited, ADR (a)	269,094,862	139,237,963
25,019,069	Gold Fields Limited, ADR	233,463,377	79,810,836
		502,558,239	219,048,799
South Korea — 1.20%
3,898,596	KT&G Corporation	216,376,344	346,548,441
2,878,571	Kia Motors Corporation	162,911,561	140,328,803
51,899	Lotte Confectionery Company Limited	21,157,500	93,336,764
39,989	Namyang Dairy Products Company Limited (c)	7,325,466	25,668,273
		407,770,871	605,882,281
Sweden — 0.65%
5,939,938	Investor AB, Class 'A'	116,378,542	208,183,267
3,394,796	Investor AB, Class 'B'	63,888,333	121,463,626
		180,266,875	329,646,893
Switzerland — 1.61%
5,811,558	Nestlé SA	197,673,733	425,228,732
4,327,669	Pargesa Holding SA	272,881,781	336,219,230
388,802	Kuehne & Nagel International AG	7,503,142	50,593,084
		478,058,656	812,041,046
Thailand — 0.39%
32,213,696	Bangkok Bank PCL, NVDR	109,267,553	195,833,976
United Kingdom — 2.82%
7,175,381	Berkeley Group Holdings PLC (c)	86,127,760	261,708,907
10,337,328	GlaxoSmithKline PLC	204,849,425	234,406,741
4,624,679	Liberty Global PLC, Series 'C' (a)	188,833,906	205,659,475
574,695	Liberty Global PLC, Series 'A' (a)	24,596,052	26,131,382
3,616,469	British American Tobacco PLC	192,774,624	205,203,435
4,355,040	Willis Group Holdings PLC	119,957,625	176,509,771
4,885,789	Diageo PLC	134,973,869	143,654,420
42,951,229	WM Morrison Supermarkets PLC	186,107,922	106,361,695

First Eagle Funds | Annual Report | October 31, 2014

First Eagle Global Fund | Consolidated Schedule of Investments | Year Ended October 31, 2014

Shares	Description	Cost (Note 1)	Value (Note 1)
International Common Stocks — 38.04% (continued)
United Kingdom — 2.82% (continued)
3,052,693	Anglo American PLC	$74,109,213	$64,289,890
		1,212,330,396	1,423,925,716
Total International Common Stocks		16,586,560,433	19,195,846,510
Total Common Stocks		27,075,239,097	36,063,830,753
International Preferred Stock — 0.26%
Germany — 0.26%
1,590,953	Hornbach Holding AG	53,352,572	132,595,078
Investment Company — 0.00%
434,056	State Street Institutional U.S.Government Money Market Fund, Institutional Class	434,056	434,056
Warrant — 0.23%
United States — 0.23%
5,806,899	JPMorgan Chase & Company Warrant expire 10/28/18 (a)	75,108,859	114,976,600
Ounces
Commodity — 4.79%
2,063,285	Gold bullion (a)	2,036,115,803	2,418,179,723
Principal
Notes and Bonds — 2.43%
U.S. Bonds — 2.00%
Government Obligations — 1.99%
$250,000,000	U.S. Treasury Note 0.50% due 06/15/16	250,422,298	250,664,000
250,000,000	U.S. Treasury Note 0.625% due 12/15/16	249,551,228	250,293,000
250,000,000	U.S. Treasury Note 0.75% due 03/15/17	249,414,252	250,527,250
250,000,000	U.S. Treasury Note 0.875% due 09/15/16	251,550,542	251,836,000
		1,000,938,320	1,003,320,250

First Eagle Funds | Annual Report | October 31, 2014

First Eagle Global Fund | Consolidated Schedule of Investments | Year Ended October 31, 2014

Principal	Description	Cost (Note 1)	Value (Note 1)
U.S. Bonds — 2.00% (continued)
U.S. Corporate Bond — 0.01%
$5,467,000	Bausch & Lomb, Inc. 7.125% due 08/01/28 (b)	$4,816,754	$5,439,665
Total U.S. Bonds		1,005,755,074	1,008,759,915
International Notes and Bonds — 0.43%
International Corporate Notes and Bonds — 0.14%
France — 0.14%
15,000,000 EUR	Emin Leydier SA FRN 8.272% due 07/31/16 (b)(e)(i)	21,369,283	18,797,252
17,256,032 EUR	FINEL 9.50% due 06/30/17 (b)(e)(g)(j)	21,555,398	16,218,299
12,050,000 EUR	Wendel SA 4.375% due 08/09/17	13,752,817	16,532,435
10,000,000 EUR	Wendel SA 4.875% due 09/21/15	13,015,623	13,010,204
3,500,000 EUR	Wendel SA 4.875% due 05/26/16	3,827,986	4,674,968
Total International Corporate Notes and Bonds		73,521,107	69,233,158
International Government Bonds — 0.29%
Singapore — 0.24%
150,966,000 SGD	Singapore Government Bond 2.375% due 04/01/17	126,616,915	122,642,513
South Korea — 0.05%
26,102,580,000 KRW	Inflation Linked Korea Treasury Bond 2.75% due 03/10/17 (k)	24,912,616	25,320,770
Total International Government Bonds		151,529,531	147,963,283
Total International Notes and Bonds		225,050,638	217,196,441
Total Notes and Bonds		1,230,805,712	1,225,956,356
Commercial Paper — 20.23%
International Commercial Paper — 7.50%
Australia — 0.58%
23,085,000 USD	Telstra Corporation Limited 0.12% due 12/17/14	23,079,767	23,079,767
41,106,000 USD	Telstra Corporation Limited 0.12% due 01/05/15	41,097,094	41,092,887

First Eagle Funds | Annual Report | October 31, 2014

First Eagle Global Fund | Consolidated Schedule of Investments | Year Ended October 31, 2014

Principal	Description	Cost (Note 1)	Value (Note 1)
International Commercial Paper — 7.50% (continued)
Australia — 0.58% (continued)
38,857,000 USD	Telstra Corporation Limited 0.12% due 01/06/15	$38,848,452	$38,844,344
38,246,000 USD	Telstra Corporation Limited 0.12% due 01/12/15	38,236,821	38,232,117
34,123,000 USD	Telstra Corporation Limited 0.13% due 01/13/15	34,114,005	34,110,446
47,400,000 USD	Telstra Corporation Limited 0.14% due 01/20/15	47,385,253	47,380,377
36,823,000 USD	Telstra Corporation Limited 0.15% due 01/13/15	36,811,800	36,809,453
30,596,000 USD	Telstra Corporation Limited 0.16% due 01/22/15	30,584,849	30,582,951
Canada — 0.46%
44,783,000 USD	Suncor Energy, Inc. 0.23% due 11/05/14	44,781,855	44,781,855
29,927,000 USD	Suncor Energy, Inc. 0.23% due 11/10/14	29,925,279	29,925,279
35,106,000 USD	Suncor Energy, Inc. 0.27% due 12/16/14	35,094,152	35,094,152
33,537,000 USD	Suncor Energy, Inc. 0.28% due 12/05/14	33,528,131	33,528,131
14,294,000 USD	Suncor Energy, Inc. 0.28% due 01/07/15	14,286,552	14,286,576
22,293,000 USD	Suncor Energy, Inc. 0.30% due 01/20/15	22,278,138	22,278,755
19,122,000 USD	Suncor Energy, Inc. 0.30% due 01/21/15	19,109,093	19,109,586
33,377,000 USD	Total Capital Limited 0.10% due 11/26/14	33,374,682	33,374,682
France — 1.16%
19,373,000 USD	Essilor International 0.09% due 11/17/14	19,372,225	19,372,225
24,664,000 USD	Essilor International 0.09% due 12/15/14	24,661,287	24,661,287
19,376,000 USD	Essilor International 0.12% due 11/18/14	19,374,902	19,374,902
14,180,000 USD	Essilor International 0.12% due 12/17/14	14,177,826	14,177,826

First Eagle Funds | Annual Report | October 31, 2014

First Eagle Global Fund | Consolidated Schedule of Investments | Year Ended October 31, 2014

Principal	Description	Cost (Note 1)	Value (Note 1)
International Commercial Paper — 7.50% (continued)
France — 1.16% (continued)
17,224,000 USD	GDF Suez SA 0.14% due 12/03/14	$17,221,856	$17,221,856
42,549,000 USD	GDF Suez SA 0.15% due 11/19/14	42,545,809	42,545,809
61,666,000 USD	GDF Suez SA 0.15% due 12/19/14	61,653,667	61,653,667
39,009,000 USD	GDF Suez SA 0.15% due 01/07/15	38,998,110	38,996,104
27,200,000 USD	GDF Suez SA 0.16% due 11/03/14	27,199,758	27,199,758
34,594,000 USD	GDF Suez SA 0.16% due 11/06/14	34,593,231	34,593,231
41,224,000 USD	GDF Suez SA 0.16% due 11/07/14	41,222,901	41,222,901
52,732,000 USD	GDF Suez SA 0.16% due 12/09/14	52,723,094	52,723,094
34,498,000 USD	GDF Suez SA 0.16% due 01/06/15	34,487,881	34,486,764
11,750,000 USD	GDF Suez SA 0.17% due 11/10/14	11,749,501	11,749,501
16,144,000 USD	L'Oreal USA, Inc. 0.08% due 11/03/14	16,143,928	16,143,928
36,103,000 USD	Sanofi 0.09% due 12/31/14	36,097,584	36,099,328
21,429,000 USD	Électricité de France SA 0.12% due 12/16/14	21,425,786	21,425,786
71,355,000 USD	Électricité de France SA 0.16% due 12/04/14	71,344,534	71,344,534
Germany — 1.06%
14,729,000 USD	BASF AG 0.08% due 12/16/14	14,727,527	14,727,527
66,585,000 USD	BASF AG 0.09% due 12/09/14	66,578,674	66,578,674
40,129,000 USD	BASF AG 0.09% due 12/16/14	40,124,486	40,124,486
55,715,000 USD	BASF AG 0.09% due 12/17/14	55,708,593	55,708,593
36,103,000 USD	BASF AG 0.10% due 12/15/14	36,098,587	36,098,587

First Eagle Funds | Annual Report | October 31, 2014

First Eagle Global Fund | Consolidated Schedule of Investments | Year Ended October 31, 2014

Principal	Description	Cost (Note 1)	Value (Note 1)
International Commercial Paper — 7.50% (continued)
Germany — 1.06% (continued)
75,000,000 USD	Bayer AG 0.27% due 12/01/14	$74,983,125	$74,983,125
153,634,000 USD	Siemens Company 0.09% due 12/08/14	153,619,789	153,619,789
32,885,000 USD	Siemens Company 0.10% due 12/29/14	32,879,702	32,879,702
61,660,000 USD	Siemens Company 0.10% due 12/30/14	61,649,895	61,649,895
Italy — 0.28%
79,401,000 USD	Eni S.p.A. 0.30% due 11/24/14	79,385,781	79,385,781
62,746,000 USD	Eni S.p.A. 0.30% due 12/11/14	62,725,085	62,725,085
Japan — 0.34%
18,219,000 USD	Honda Corporation 0.11% due 01/13/15	18,214,936	18,214,693
40,012,000 USD	Honda Corporation 0.11% due 01/21/15	40,002,097	40,001,337
51,611,000 USD	Honda Corporation 0.12% due 12/11/14	51,604,119	51,604,119
44,019,000 USD	Honda Corporation 0.13% due 11/12/14	44,017,251	44,017,251
18,518,000 USD	Honda Corporation 0.14% due 11/07/14	18,517,568	18,517,568
Switzerland — 1.55%
76,225,000 USD	Nestlé SA 0.03% due 12/16/14	76,222,142	76,222,142
23,970,000 USD	Nestlé SA 0.06% due 11/10/14	23,969,640	23,969,640
36,823,000 USD	Nestlé SA 0.07% due 11/21/14	36,821,670	36,821,670
87,148,000 USD	Nestlé SA 0.08% due 11/21/14	87,144,127	87,144,127
80,570,000 USD	Nestlé SA 0.09% due 12/10/14	80,562,144	80,562,144
35,106,000 USD	Roche Holdings, Inc. 0.06% due 11/19/14	35,104,947	35,104,947

First Eagle Funds | Annual Report | October 31, 2014

First Eagle Global Fund | Consolidated Schedule of Investments | Year Ended October 31, 2014

Principal	Description	Cost (Note 1)	Value (Note 1)
International Commercial Paper — 7.50% (continued)
Switzerland — 1.55% (continued)
26,039,000 USD	Roche Holdings, Inc. 0.06% due 12/19/14	$26,036,917	$26,036,917
36,081,000 USD	Roche Holdings, Inc. 0.06% due 12/22/14	36,077,933	36,077,933
16,201,000 USD	Roche Holdings, Inc. 0.07% due 11/17/14	16,200,496	16,200,496
17,197,000 USD	Roche Holdings, Inc. 0.07% due 12/03/14	17,195,930	17,195,930
20,251,000 USD	Roche Holdings, Inc. 0.07% due 12/09/14	20,249,504	20,249,504
42,549,000 USD	Roche Holdings, Inc. 0.07% due 12/10/14	42,545,773	42,545,773
32,288,000 USD	Roche Holdings, Inc. 0.08% due 12/11/14	32,285,130	32,285,130
19,376,000 USD	Roche Holdings, Inc. 0.09% due 11/03/14	19,375,903	19,375,903
19,376,000 USD	Roche Holdings, Inc. 0.09% due 11/04/14	19,375,855	19,375,855
35,882,000 USD	Roche Holdings, Inc. 0.09% due 11/10/14	35,881,193	35,881,193
41,144,000 USD	Roche Holdings, Inc. 0.09% due 11/12/14	41,142,868	41,142,868
41,847,000 USD	Roche Holdings, Inc. 0.09% due 11/13/14	41,845,745	41,845,745
58,283,000 USD	Roche Holdings, Inc. 0.09% due 11/14/14	58,281,106	58,281,106
35,625,000 USD	Roche Holdings, Inc. 0.09% due 11/25/14	35,622,862	35,622,862
United Kingdom — 2.07%
59,926,000 USD	AstraZeneca PLC 0.08% due 11/18/14	59,923,736	59,923,736
56,325,000 USD	AstraZeneca PLC 0.08% due 11/19/14	56,322,747	56,322,747
68,525,000 USD	AstraZeneca PLC 0.08% due 01/12/15	68,514,036	68,504,299
44,008,000 USD	AstraZeneca PLC 0.08% due 01/15/15	44,000,665	43,993,970

First Eagle Funds | Annual Report | October 31, 2014

First Eagle Global Fund | Consolidated Schedule of Investments | Year Ended October 31, 2014

Principal	Description	Cost (Note 1)	Value (Note 1)
International Commercial Paper — 7.50% (continued)
United Kingdom — 2.07% (continued)
37,559,000 USD	AstraZeneca PLC 0.09% due 12/01/14	$37,556,183	$37,556,183
54,930,000 USD	AstraZeneca PLC 0.09% due 12/04/14	54,925,468	54,925,468
69,406,000 USD	AstraZeneca PLC 0.09% due 01/05/15	69,394,722	69,387,677
38,246,000 USD	AstraZeneca PLC 0.09% due 01/13/15	38,239,020	38,234,285
58,622,000 USD	AstraZeneca PLC 0.09% due 01/26/15	58,609,396	58,599,618
11,932,000 USD	Centrica PLC 0.37% due 12/31/14	11,924,841	11,926,521
35,043,000 USD	Centrica PLC 0.49% due 11/03/14	35,042,066	35,042,066
35,043,000 USD	Centrica PLC 0.50% due 11/17/14	35,035,368	35,035,368
85,099,000 USD	GlaxoSmithKline PLC 0.10% due 11/06/14	85,097,818	85,097,818
91,375,000 USD	GlaxoSmithKline PLC 0.11% due 12/02/14	91,366,345	91,366,345
34,909,000 USD	GlaxoSmithKline PLC 0.11% due 12/04/14	34,905,480	34,905,480
70,213,000 USD	GlaxoSmithKline PLC 0.13% due 12/15/14	70,201,844	70,201,844
81,989,000 USD	GlaxoSmithKline PLC 0.17% due 01/22/15	81,957,252	81,954,032
39,951,000 USD	Reed Elsevier, Inc. 0.19% due 11/17/14	39,947,626	39,947,626
40,994,000 USD	Reed Elsevier, Inc. 0.22% due 12/18/14	40,982,226	40,982,226
27,690,000 USD	Reed Elsevier, Inc. 0.26% due 01/05/15	27,677,001	27,676,091
Total International Commercial Paper		3,781,932,743	3,781,865,356
U.S. Commercial Paper — 12.73%
$13,649,000	3M Company 0.07% due 11/06/14	13,648,867	13,648,867
10,614,000	Abbott Laboratories 0.07% due 11/17/14	10,613,670	10,613,670

First Eagle Funds | Annual Report | October 31, 2014

First Eagle Global Fund | Consolidated Schedule of Investments | Year Ended October 31, 2014

Principal	Description	Cost (Note 1)	Value (Note 1)
U.S. Commercial Paper — 12.73% (continued)
$5,191,000	Abbott Laboratories 0.08% due 11/13/14	$5,190,862	$5,190,862
39,707,000	Abbott Laboratories 0.10% due 11/04/14	39,706,669	39,706,669
63,707,000	Abbott Laboratories 0.10% due 11/06/14	63,706,115	63,706,115
12,989,000	Abbott Laboratories 0.10% due 11/07/14	12,988,784	12,988,784
47,688,000	Abbott Laboratories 0.10% due 11/10/14	47,686,808	47,686,808
22,969,000	Abbott Laboratories 0.10% due 11/14/14	22,968,171	22,968,171
33,377,000	Abbott Laboratories 0.10% due 11/20/14	33,375,238	33,375,238
49,086,000	Abbott Laboratories 0.10% due 12/01/14	49,081,910	49,081,910
26,733,000	Abbott Laboratories 0.10% due 12/02/14	26,730,698	26,730,698
48,826,000	Abbott Laboratories 0.10% due 12/12/14	48,820,439	48,820,439
34,703,000	Abbott Laboratories 0.10% due 12/16/14	34,698,662	34,698,662
58,285,000	Abbott Laboratories 0.10% due 01/05/15	58,274,476	58,278,373
36,140,000	Abbott Laboratories 0.10% due 01/12/15	36,132,772	36,135,309
18,185,000	Abbott Laboratories 0.10% due 01/20/15	18,180,959	18,182,260
29,450,000	Air Liquide SA 0.12% due 01/23/15	29,441,852	29,437,219
29,346,000	Apple, Inc. 0.09% due 11/06/14	29,345,633	29,345,633
38,281,000	Apple, Inc. 0.09% due 11/13/14	38,279,852	38,279,852
53,107,000	Apple, Inc. 0.09% due 11/14/14	53,105,274	53,105,274
31,417,000	Apple, Inc. 0.09% due 11/17/14	31,415,743	31,415,743
27,607,000	Apple, Inc. 0.09% due 11/18/14	27,605,827	27,605,827

First Eagle Funds | Annual Report | October 31, 2014

First Eagle Global Fund | Consolidated Schedule of Investments | Year Ended October 31, 2014

Principal	Description	Cost (Note 1)	Value (Note 1)
U.S. Commercial Paper — 12.73% (continued)
$22,753,000	Apple, Inc. 0.09% due 11/19/14	$22,751,976	$22,751,976
35,625,000	Apple, Inc. 0.09% due 12/02/14	35,622,239	35,622,239
20,894,000	Apple, Inc. 0.11% due 12/15/14	20,891,191	20,891,191
61,933,000	Apple, Inc. 0.11% due 12/17/14	61,924,295	61,924,295
35,450,000	Apple, Inc. 0.11% due 01/05/15	35,442,959	35,440,641
10,616,000	Autozone, Inc. 0.25% due 11/17/14	10,614,820	10,614,820
13,522,000	Campbell Soup Company 0.25% due 11/06/14	13,521,531	13,521,531
37,550,000	Campbell Soup Company 0.28% due 11/04/14	37,549,124	37,549,124
38,889,000	Campbell Soup Company 0.31% due 12/08/14	38,876,610	38,876,610
26,027,000	Campbell Soup Company 0.35% due 12/29/14	26,012,743	26,012,743
27,690,000	Caterpillar Financial Services Company 0.10% due 01/06/15	27,684,924	27,684,229
76,493,000	Caterpillar Financial Services Company 0.10% due 01/09/15	76,478,339	76,476,195
27,304,000	Celgene Corporation 0.28% due 11/20/14	27,299,965	27,299,965
22,948,000	Celgene Corporation 0.32% due 01/12/15	22,933,313	22,935,018
9,729,000	Chevron Corporation 0.07% due 12/12/14	9,728,224	9,728,224
22,731,000	Chevron Corporation 0.08% due 01/13/15	22,727,313	22,724,038
36,683,000	Chevron Corporation 0.09% due 11/13/14	36,681,900	36,681,900
54,398,000	Chevron Corporation 0.09% due 11/17/14	54,395,824	54,395,824
37,550,000	Chevron Corporation 0.09% due 11/18/14	37,548,404	37,548,404
29,569,000	Chevron Corporation 0.09% due 11/19/14	29,567,669	29,567,669

First Eagle Funds | Annual Report | October 31, 2014

First Eagle Global Fund | Consolidated Schedule of Investments | Year Ended October 31, 2014

Principal	Description	Cost (Note 1)	Value (Note 1)
U.S. Commercial Paper — 12.73% (continued)
$37,559,000	Chevron Corporation 0.09% due 12/03/14	$37,555,995	$37,555,995
34,971,000	Chevron Corporation 0.10% due 11/04/14	34,970,709	34,970,709
35,578,000	Chevron Corporation 0.10% due 11/06/14	35,577,506	35,577,506
57,416,000	Chevron Corporation 0.10% due 11/07/14	57,415,043	57,415,043
40,502,000	Chevron Corporation 0.10% due 12/08/14	40,497,837	40,497,837
16,144,000	Chevron Corporation 0.10% due 12/10/14	16,142,251	16,142,251
11,677,000	Chevron Corporation 0.10% due 01/16/15	11,674,535	11,673,228
39,500,000	Chevron Corporation 0.10% due 01/21/15	39,491,113	39,486,053
16,701,000	Chevron Corporation 0.10% due 01/22/15	16,697,196	16,695,031
70,899,000	Chevron Corporation 0.12% due 01/15/15	70,881,275	70,876,397
41,752,000	Church & Dwight Company, Inc. 0.46% due 01/12/15	41,714,423	41,728,381
29,058,000	Coca-Cola Company 0.10% due 11/13/14	29,057,031	29,057,031
19,429,000	Coca-Cola Company 0.10% due 01/07/15	19,425,384	19,425,586
18,997,000	Coca-Cola Company 0.10% due 01/15/15	18,993,042	18,993,189
19,750,000	Coca-Cola Company 0.10% due 01/16/15	19,745,831	19,745,945
38,281,000	Coca-Cola Company 0.11% due 11/13/14	38,279,596	38,279,596
39,951,000	Coca-Cola Company 0.11% due 12/04/14	39,946,972	39,946,972
68,666,000	Coca-Cola Company 0.12% due 11/05/14	68,665,084	68,665,084
33,089,000	Coca-Cola Company 0.12% due 11/07/14	33,088,338	33,088,338
76,554,000	Coca-Cola Company 0.13% due 11/20/14	76,548,748	76,548,748

First Eagle Funds | Annual Report | October 31, 2014

First Eagle Global Fund | Consolidated Schedule of Investments | Year Ended October 31, 2014

Principal	Description	Cost (Note 1)	Value (Note 1)
U.S. Commercial Paper — 12.73% (continued)
$30,669,000	Colgate-Palmolive Company 0.05% due 11/20/14	$30,668,191	$30,668,191
7,428,000	ConocoPhillips 0.10% due 12/12/14	7,427,154	7,427,154
21,134,000	ConocoPhillips 0.12% due 01/22/15	21,128,223	21,129,226
25,051,000	ConocoPhillips 0.12% due 01/23/15	25,044,069	25,045,271
15,310,000	ConocoPhillips 0.13% due 11/07/14	15,309,668	15,309,668
19,503,000	Corning, Inc. 0.21% due 11/21/14	19,500,725	19,500,725
20,497,000	Corning, Inc. 0.21% due 11/24/14	20,494,250	20,494,250
15,800,000	Corning, Inc. 0.21% due 11/28/14	15,797,512	15,797,512
14,697,000	Corning, Inc. 0.22% due 11/25/14	14,694,844	14,694,844
36,823,000	Dominion Resources, Inc. 0.25% due 12/01/14	36,815,329	36,815,329
16,827,000	Dominion Resources, Inc. 0.26% due 12/05/14	16,822,868	16,822,868
14,507,000	Dominion Resources, Inc. 0.30% due 01/07/15	14,498,900	14,499,465
26,027,000	Duke Energy Corporation 0.27% due 11/20/14	26,023,291	26,023,291
15,574,000	Duke Energy Corporation 0.30% due 01/05/15	15,565,564	15,567,090
35,734,000	Duke Energy Corporation 0.33% due 01/14/15	35,709,761	35,715,761
42,549,000	DuPont 0.07% due 11/03/14	42,548,835	42,548,835
63,122,000	DuPont 0.07% due 11/07/14	63,121,264	63,121,264
10,978,000	DuPont 0.08% due 11/04/14	10,977,927	10,977,927
63,215,000	DuPont 0.08% due 11/05/14	63,214,438	63,214,438
42,621,000	DuPont 0.08% due 11/10/14	42,620,148	42,620,148

First Eagle Funds | Annual Report | October 31, 2014

First Eagle Global Fund | Consolidated Schedule of Investments | Year Ended October 31, 2014

Principal	Description	Cost (Note 1)	Value (Note 1)
U.S. Commercial Paper — 12.73% (continued)
$10,828,000	Emerson Electric Company 0.09% due 12/08/14	$10,826,998	$10,826,998
14,437,000	Emerson Electric Company 0.09% due 12/11/14	14,435,556	14,435,556
21,407,000	Emerson Electric Company 0.09% due 12/12/14	21,404,806	21,404,806
17,842,000	Emerson Electric Company 0.10% due 01/30/15	17,837,540	17,837,490
39,217,000	Emerson Electric Company 0.11% due 11/20/14	39,214,723	39,214,723
13,014,000	Emerson Electric Company 0.11% due 12/24/14	13,011,892	13,011,892
52,810,000	Exxon Mobil Corporation 0.06% due 12/26/14	52,805,159	52,805,159
37,550,000	Exxon Mobil Corporation 0.07% due 11/12/14	37,549,197	37,549,197
37,550,000	Exxon Mobil Corporation 0.07% due 11/13/14	37,549,124	37,549,124
11,677,000	Exxon Mobil Corporation 0.07% due 12/02/14	11,676,296	11,676,296
35,106,000	Exxon Mobil Corporation 0.08% due 12/03/14	35,103,504	35,103,504
25,900,000	Exxon Mobil Corporation 0.08% due 12/18/14	25,897,295	25,897,295
51,356,000	Google, Inc. 0.07% due 11/18/14	51,354,302	51,354,302
21,054,000	Google, Inc. 0.08% due 11/12/14	21,053,485	21,053,485
32,915,000	Google, Inc. 0.09% due 11/19/14	32,913,519	32,913,519
68,247,000	Google, Inc. 0.09% due 01/14/15	68,234,374	68,237,759
16,144,000	Honeywell International, Inc. 0.08% due 11/13/14	16,143,570	16,143,570
35,678,000	Honeywell International, Inc. 0.09% due 12/05/14	35,674,967	35,674,967
36,620,000	Honeywell International, Inc. 0.09% due 12/08/14	36,616,613	36,616,613
32,482,000	Honeywell International, Inc. 0.10% due 12/04/14	32,479,022	32,479,022

First Eagle Funds | Annual Report | October 31, 2014

First Eagle Global Fund | Consolidated Schedule of Investments | Year Ended October 31, 2014

Principal	Description	Cost (Note 1)	Value (Note 1)
U.S. Commercial Paper — 12.73% (continued)
$106,349,000	International Business Machines Corporation 0.10% due 12/03/14	$106,339,547	$106,339,547
48,433,000	International Business Machines Corporation 0.10% due 12/10/14	48,427,753	48,427,753
83,472,000	International Business Machines Corporation 0.10% due 12/12/14	83,462,493	83,462,493
110,685,000	International Business Machines Corporation 0.10% due 12/17/14	110,670,857	110,670,857
48,826,000	Medtronic, Inc. 0.08% due 11/04/14	48,825,675	48,825,675
84,072,000	Medtronic, Inc. 0.08% due 11/18/14	84,068,824	84,068,824
25,000,000	MetLife 0.12% due 11/03/14	24,999,833	24,999,833
45,505,000	MetLife 0.12% due 11/05/14	45,504,393	45,504,393
50,667,000	MetLife 0.12% due 12/09/14	50,660,582	50,660,582
25,085,000	MetLife 0.12% due 01/05/15	25,079,565	25,077,457
23,700,000	MetLife 0.12% due 01/06/15	23,694,786	23,692,722
28,865,000	MetLife 0.12% due 01/07/15	28,858,554	28,856,003
19,155,000	MetLife 0.13% due 11/24/14	19,153,409	19,153,409
58,509,000	MetLife 0.13% due 12/15/14	58,499,704	58,499,704
20,474,000	Microsoft Corporation 0.06% due 12/04/14	20,472,874	20,472,874
54,154,000	Microsoft Corporation 0.07% due 11/19/14	54,152,105	54,152,105
41,752,000	National Grid USA 0.39% due 01/22/15	41,715,861	41,724,565
54,154,000	Omnicom Group, Inc. 0.30% due 12/01/14	54,140,462	54,140,462
First Eagle Funds | Annual Report | October 31, 2014

First Eagle Global Fund | Consolidated Schedule of Investments | Year Ended October 31, 2014

Principal	Description	Cost (Note 1)	Value (Note 1)
U.S. Commercial Paper — 12.73% (continued)
$16,857,000	Omnicom Group, Inc. 0.30% due 12/02/14	$16,852,645	$16,852,645
54,307,000	Omnicom Group, Inc. 0.30% due 12/04/14	54,292,066	54,292,066
34,262,000	Omnicom Group, Inc. 0.30% due 12/18/14	34,248,581	34,248,581
55,235,000	Pall Corporation 0.36% due 01/14/15	55,195,262	55,202,781
54,575,000	PepsiCo, Inc. 0.07% due 12/11/14	54,570,755	54,570,755
63,521,000	PepsiCo, Inc. 0.07% due 12/16/14	63,515,442	63,515,442
23,984,000	PepsiCo, Inc. 0.07% due 12/18/14	23,981,808	23,981,808
38,856,000	PepsiCo, Inc. 0.08% due 11/03/14	38,855,827	38,855,827
33,014,000	PepsiCo, Inc. 0.08% due 11/04/14	33,013,780	33,013,780
30,039,000	PepsiCo, Inc. 0.08% due 11/05/14	30,038,733	30,038,733
39,187,000	PepsiCo, Inc. 0.08% due 11/10/14	39,186,216	39,186,216
72,440,000	PepsiCo, Inc. 0.08% due 11/14/14	72,437,907	72,437,907
29,785,000	PepsiCo, Inc. 0.08% due 11/17/14	29,783,941	29,783,941
28,351,000	PepsiCo, Inc. 0.08% due 11/21/14	28,349,740	28,349,740
22,999,000	PepsiCo, Inc. 0.08% due 12/11/14	22,996,956	22,996,956
53,174,000	Philip Morris International, Inc. 0.07% due 11/03/14	53,173,793	53,173,793
34,703,000	Philip Morris International, Inc. 0.07% due 11/21/14	34,701,650	34,701,650
44,133,000	Philip Morris International, Inc. 0.07% due 12/05/14	44,130,082	44,130,082
50,000,000	Philip Morris International, Inc. 0.07% due 12/11/14	49,996,111	49,996,111

First Eagle Funds | Annual Report | October 31, 2014

First Eagle Global Fund | Consolidated Schedule of Investments | Year Ended October 31, 2014

Principal	Description	Cost (Note 1)	Value (Note 1)
U.S. Commercial Paper — 12.73% (continued)
$75,000,000	Philip Morris International, Inc. 0.08% due 12/10/14	$74,993,500	$74,993,500
64,206,000	Philip Morris International, Inc. 0.08% due 12/12/14	64,200,150	64,200,150
65,348,000	Philip Morris International, Inc. 0.09% due 12/05/14	65,342,445	65,342,445
34,262,000	Philip Morris International, Inc. 0.09% due 12/10/14	34,258,659	34,258,659
61,660,000	Philip Morris International, Inc. 0.10% due 12/12/14	61,652,978	61,652,978
38,246,000	Philip Morris International, Inc. 0.10% due 12/24/14	38,240,369	38,240,369
23,353,000	Philip Morris International, Inc. 0.11% due 12/18/14	23,349,646	23,349,646
36,823,000	Philip Morris International, Inc. 0.11% due 12/22/14	36,817,262	36,817,262
19,975,000	Precision Castparts Corporation 0.10% due 11/05/14	19,974,778	19,974,778
31,596,000	Precision Castparts Corporation 0.10% due 11/17/14	31,594,596	31,594,596
15,602,000	Precision Castparts Corporation 0.11% due 12/09/14	15,600,188	15,600,188
35,000,000	Precision Castparts Corporation 0.11% due 12/22/14	34,994,546	34,994,546
25,000,000	Precision Castparts Corporation 0.11% due 01/02/15	24,995,264	24,992,475
22,092,000	Precision Castparts Corporation 0.11% due 01/06/15	22,087,545	22,084,805
25,776,000	Precision Castparts Corporation 0.11% due 01/07/15	25,770,723	25,767,478
20,205,000	Precision Castparts Corporation 0.12% due 11/10/14	20,204,394	20,204,394
35,882,000	Procter & Gamble Company 0.10% due 11/13/14	35,880,804	35,880,804
58,283,000	Procter & Gamble Company 0.10% due 11/14/14	58,280,895	58,280,895
18,310,000	Procter & Gamble Company 0.10% due 12/01/14	18,308,474	18,308,474

First Eagle Funds | Annual Report | October 31, 2014

First Eagle Global Fund | Consolidated Schedule of Investments | Year Ended October 31, 2014

Principal	Description	Cost (Note 1)	Value (Note 1)
U.S. Commercial Paper — 12.73% (continued)
$73,240,000	Schlumberger Investments SA 0.12% due 12/02/14	$73,232,432	$73,232,432
52,660,000	Schlumberger Investments SA 0.12% due 12/15/14	52,652,277	52,652,277
40,994,000	Schlumberger Investments SA 0.12% due 12/23/14	40,986,894	40,986,894
72,808,000	Unilever Capital Corporation 0.09% due 11/12/14	72,805,998	72,805,998
78,090,000	Unilever Capital Corporation 0.12% due 11/12/14	78,087,137	78,087,137
24,664,000	United Healthcare Company 0.20% due 11/07/14	24,663,178	24,663,178
34,419,000	United Healthcare Company 0.20% due 11/28/14	34,413,837	34,413,837
22,303,000	United Parcel Service, Inc. 0.04% due 02/02/15	22,300,695	22,297,119
37,408,000	United Parcel Service, Inc. 0.05% due 11/03/14	37,407,896	37,407,896
75,118,000	United Parcel Service, Inc. 0.08% due 12/05/14	75,112,324	75,112,324
75,118,000	United Parcel Service, Inc. 0.08% due 12/09/14	75,111,657	75,111,657
20,474,000	Wal-Mart Stores, Inc. 0.08% due 12/01/14	20,472,635	20,472,635
62,628,000	Walt Disney Company 0.07% due 01/16/15	62,618,745	62,615,142
26,405,000	Walt Disney Company 0.08% due 12/19/14	26,402,183	26,402,183
39,006,000	Whirlpool Corporation 0.33% due 11/04/14	39,004,927	39,004,927
Total U.S. Commercial Paper		6,425,254,059	6,425,258,623
Total Commercial Paper		10,207,186,802	10,207,123,979
Total Investment Portfolio Excluding Options Written — 99.40%		$40,678,242,901	$50,163,096,545

First Eagle Funds | Annual Report | October 31, 2014

First Eagle Global Fund | Consolidated Schedule of Investments | Year Ended October 31, 2014

Contracts	Description	Strike Price	Expiration Date	Value (Note 1)
Covered Call Options Written — 0.00%
40,500	Intel Corporation (Premium Received $2,422,323)	$37.00	January 2015	$(1,579,500)
Total Investments — 99.40% (Cost: $40,675,820,578)				50,161,517,045
Other Assets in Excess of Liabilities — 0.60%				303,893,606
Net Assets — 100.00%				$50,465,410,651

(a)  Non-income producing security/commodity.

(b)  Security is deemed illiquid. At October 31, 2014, the value of these securities amounted to $60,426,794 or 0.12% of net assets.

(c)  An affiliate of the Fund as defined by the Investment Company Act of 1940. An affiliate is defined as a company in which the Fund directly or indirectly owns, controls, or holds power to vote 5% or more of the outstanding voting securities.

(d)  At October 31, 2014, all or a portion of this security was segregated to cover collateral requirement for options.

(e)  Securities valued in accordance with fair value procedures under the supervision of the Board of Trustees, representing $46,385,820 or 0.09% of net assets.

(f)  Represents non-voting class of shares.

(g)  Represents securities that are subject to legal or contractual restrictions on resale. At October 31, 2014, the value of these securities amounted to $16,218,299 or 0.03% of net assets.

(h)  Held through Financiere Rouge, LLC, wholly owned subsidiary and disregarded entity for U.S. tax purposes.

(i)  Floating rate security. Rate shown is the rate in effect at October 31, 2014.

(j)  Payment-in-kind security.

(k)  Inflation protected security.

At October 31, 2014, aggregate cost for federal income tax purposes was $41,198,814,874. Net unrealized appreciation consisted of:

Gross unrealized appreciation	$11,598,400,351
Gross unrealized depreciation	(2,635,698,180)
Net unrealized appreciation	$8,962,702,171

Abbreviations used in this schedule include:

ADR  — American Depositary Receipt

FRN  — Floating Rate Note

NVDR  — Non-Voting Depository Receipt

PCL  — Public Company Limited

PLC  — Public Limited Company

REIT  — Real Estate Investment Trust

RSP  — Represents Savings Shares

Currencies

EUR  — Euro

KRW  — South Korean Won

SGD  — Singapore Dollar

USD  — United States Dollar

First Eagle Funds | Annual Report | October 31, 2014

First Eagle Global Fund | Consolidated Schedule of Investments | Year Ended October 31, 2014

Restricted Securities	Acquisition Date	Cost	Carrying Value Per Share/Principal
Emin Leydier SA FRN 8.272% due 07/31/16	07/30/09	$21,369,283	$1.25
FINEL 9.50% due 06/30/17	06/22/05	21,555,398	0.94
FINEL	07/30/09	—	0.45

Foreign Currency Exchange Contracts — Sales

Settlement Dates Through	Foreign Currency To be Delivered		U.S. $ To be Received	U.S. $ Value At October 31, 2014	Unrealized Appreciation At October 31, 2014	Unrealized Depreciation At October 31, 2014
12/17/14	17,335,000	British Pound	$29,066,981	$27,721,301	$1,345,680	$—
01/14/15	8,921,000	British Pound	15,243,179	14,262,846	980,333	—
02/12/15	36,113,000	British Pound	60,595,577	57,739,466	2,856,111	—
03/18/15	5,332,000	British Pound	8,522,785	8,519,470	3,315	—
04/15/15	1,364,000	British Pound	2,187,720	2,178,763	8,957	—
12/17/14	19,495,000	Euro	26,386,483	24,436,899	1,949,584	—
01/14/15	49,663,000	Euro	67,642,496	62,264,345	5,378,151	—
02/12/15	454,633,000	Euro	614,808,350	570,029,770	44,778,580	—
03/18/15	280,348,000	Euro	363,597,339	351,641,439	11,955,900	—
04/15/15	153,046,000	Euro	194,279,653	192,003,192	2,276,461	—
12/17/14	13,988,960,000	Japanese Yen	137,247,584	124,595,885	12,651,699	—
01/14/15	33,384,250,000	Japanese Yen	329,970,299	297,473,672	32,496,627	—
02/12/15	49,763,547,000	Japanese Yen	488,477,279	443,263,928	45,213,351	—
03/18/15	41,961,082,000	Japanese Yen	393,686,560	374,142,965	19,543,595	—
04/15/15	29,433,455,000	Japanese Yen	274,673,426	262,522,992	12,150,434	—
			$3,006,385,711	$2,812,796,933	$193,588,778	$—

Foreign Currency Exchange Contracts — Purchases

Settlement Dates Through	Foreign Currency To be Received		U.S. $ To be Delivered	U.S. $ Value At October 31, 2014	Unrealized Appreciation At October 31, 2014	Unrealized Depreciation At October 31, 2014
01/14/15	43,033,000	Euro	$53,907,439	$53,952,068	$44,629	$—
02/12/15	162,570,000	Euro	205,858,058	203,780,058	—	(2,078,000)
11/19/14	18,879,568,000	Japanese Yen	168,351,871	168,097,509	—	(254,362)
			$428,117,368	$425,829,635	$44,629	$(2,332,362)

First Eagle Funds | Annual Report | October 31, 2014

First Eagle Global Fund | Consolidated Schedule of Investments | Year Ended October 31, 2014

Affiliated Securities

Affiliated Securities	Shares October 31, 2013	Gross Additions	Gross Reductions	Shares October 31, 2014	Market Value October 31, 2014	Realized Gain / (Loss)	Dividend Income
Alliant Techsystems, Inc.	2,319,923	—	232,266	2,087,657	$244,172,363	$13,823,852	$2,681,656
Berkeley Group Holdings PLC	7,175,381	—	—	7,175,381	261,708,907	—	21,305,070
Catalyst Paper Corporation*	1,008,427	—	1,008,427	—	—	2,425,027	—
Chofu Seisakusho Company Limited	3,526,280	—	—	3,526,280	104,069,603	—	984,212
Cintas Corporation	13,051,511	—	5,151,736	7,899,775	578,579,521	132,596,763	10,049,664
City e-Solutions Limited*	20,738,780	—	9,883,507	10,855,273	2,141,618	1,850,567	—
Deltic Timber Corporation	811,480	—	—	811,480	52,819,233	—	324,592
FINEL	12,000,000	—	—	12,000,000	5,413,608	—	—
Hirose Electric Company Limited	2,224,800	—	34,000	2,190,800	263,500,628	791,584	4,200,220
IDACorp, Inc.	3,760,485	—	—	3,760,485	237,775,467	—	6,468,034
Italcementi S.p.A.	4,682,069	18,210,203	1,493,618	21,398,654	122,172,446	(14,001,344)	221,184
MISUMI Group, Inc.*	5,247,260	—	4,100,060	1,147,200	35,235,611	56,396,256	774,726
Mills Music Trust	33,892	—	2,300	31,592	621,099	(35,002)	80,255
NOW, Inc.	—	5,851,664	—	5,851,664	175,901,020	—	—
NSC Groupe	69,500	—	2,783	66,717	5,041,467	(314,204)	172,606
Namyang Dairy Products Company Limited	39,989	—	—	39,989	25,668,273	—	29,588
Neopost SA	2,044,437	—	176,705	1,867,732	129,689,795	(2,832,533)	9,170,832
Robertet SA	157,260	—	—	157,260	32,516,614	—	518,547
Sabeton SA	385,000	—	—	385,000	6,561,494	—	97,996
San Juan Basin Royalty Trust	3,908,035	—	—	3,908,035	70,969,916	—	5,181,601
Scotts Miracle-Gro Company	4,172,577	—	—	4,172,577	247,183,461	—	15,699,321
Shimano, Inc.*	4,713,690	—	841,500	3,872,190	505,375,521	68,890,453	3,717,328
Société Télévision Francaise 1*	8,653,008	—	3,526,681	5,126,327	76,221,439	4,366,625	4,453,068
T. Hasegawa Company Limited	5,147,000	—	—	5,147,000	78,172,998	—	1,557,450

First Eagle Funds | Annual Report | October 31, 2014

First Eagle Global Fund | Consolidated Schedule of Investments | Year Ended October 31, 2014

Affiliated Securities (continued)

Affiliated Securities	Shares October 31, 2013	Gross Additions	Gross Reductions	Shares October 31, 2014	Market Value October 31, 2014	Realized Gain / (Loss)	Dividend Income
Teradata Corporation	—	8,766,525	—	8,766,525	$370,999,338	$—	$—
Total					$3,632,511,440	$263,958,044	$87,687,950

*Represents an unaffiliated issuer as of October 31, 2014, as such, amounts represented above will not agree to balances in the Statements of Assets and Liabilities and Statements of Operations.

Industry Diversification for Portfolio Holdings	Percent of Net Assets
International Common Stocks Consumer Discretionary	4.64%
Consumer Staples	4.60
Energy	3.30
Financials	5.18
Health Care	2.33
Industrials	6.58
Information Technology	3.27
Materials	6.37
Telecommunication Services	1.77
Total International Common Stocks	38.04
U.S. Common Stocks Consumer Discretionary	4.15
Consumer Staples	0.89
Energy	2.82
Financials	8.79
Health Care	0.76
Industrials	5.33
Information Technology	8.76
Materials	1.45
Utilities	0.47
Total U.S. Common Stocks	33.42
International Preferred Stocks Consumer Discretionary	0.26
Total International Preferred Stocks	0.26
Investment Companies	0.00
Warrants	0.23
Commodities	4.79

First Eagle Funds | Annual Report | October 31, 2014

First Eagle Global Fund | Consolidated Schedule of Investments | Year Ended October 31, 2014

Industry Diversification for Portfolio Holdings (continued)	Percent of Net Assets
U.S. Bonds Consumer Discretionary	0.01%
Government Issues	1.99
Total U.S. Bonds	2.00
International Notes and Bonds Financials	0.11
Government Issues	0.29
Materials	0.03
Total International Notes and Bonds	0.43
Commercial Paper International Commercial Paper	7.50
U.S. Commercial Paper	12.73
Total Commercial Paper	20.23
Covered Call Options Written	0.00
Total Investments	99.40%

See Notes to Financial Statements.

First Eagle Funds | Annual Report | October 31, 2014

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First Eagle Overseas Fund

Fund Overview

Data as of October 31, 2014 (unaudited)

Investment Objective

The First Eagle Overseas Fund seeks long-term growth of capital by investing primarily in equities issued by non-U.S. corporations. Management's research-driven process focuses on undervalued securities.

Average Annual Returns (%)			One-Year	Five-Years	Ten-Years
First Eagle Overseas Fund	Class A	without sales load	1.00	8.09	8.78
		with sales load	-4.04	6.98	8.22
MSCI EAFE Index			-0.60	6.52	5.81
Consumer Price Index			1.66	1.89	2.21

Asset Allocation* (%)

Countries** (%)

Japan	23.43
France	11.76
Canada	5.93
United States	4.87
United Kingdom	4.39
Germany	3.62
Switzerland	3.10
Mexico	3.06
South Korea	2.83
Singapore	2.54
Hong Kong	2.10
Bermuda	1.38
Sweden	1.19
South Africa	1.13
Thailand	1.08
Netherlands	1.03
Ireland	0.84
Australia	0.67
Austria	0.65
Norway	0.61
Italy	0.60
Belgium	0.56
Greece	0.47
Chile	0.39
Russia	0.38
Denmark	0.36
Israel	0.35
Taiwan	0.32
Turkey	0.25
Mauritius	0.12

*  Asset Allocation and Countries percentages are based on total investments in the portfolio.

**Country allocations reflect country of the issuer (not currency of issue) and exclude short term investments. Bonds of non-U.S. issuers may be U.S. dollar denominated.

The Fund's portfolio composition is subject to change at any time.

First Eagle Funds | Annual Report | October 31, 2014

First Eagle Overseas Fund | Fund Overview

Growth of a $10,000 Initial Investment

Performance data quoted herein represents past performance and should not be considered indicative of future results. Performance data quoted herein does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. The average annual returns shown above are historical and reflect changes in share price, reinvested dividends and are net of expenses.

The average annual returns for Class A Shares give effect to the deduction of the maximum sales charge of 5.00%.

The MSCI EAFE Index is a total return index, reported in U.S. Dollars, based on share prices and reinvested net dividends of approximately 1,100 companies from 22 countries and is not available for purchase. The Consumer Price Index (CPI) represents the change in price of all goods and services purchased for consumption by urban households.

Top 10 Holdings* (%)

Gold Bullion** (precious metal)	4.77
Grupo Televisa S.A.B. ADR (Mexican media company)	2.25
SMC Corporation (Japanese automated control devices manufacturer)	2.16
KDDI Corporation (Japanese telecommunications company)	1.88
Keyence Corporation (Japanese sensors manufacturer)	1.82
Fanuc Corporation (Japanese automated machine tools manufacturer)	1.80
Secom Company Limited (Japanese security services provider)	1.72
Hoya Corporation (Japanese electronic/optical products)	1.70
Shimano, Inc. (Japanese bicycle components manufacturer)	1.54
Astellas Pharma, Inc. (Japanese pharmaceuticals)	1.53
Total	21.17

*  Holdings in cash, commercial paper and other short term cash equivalents have been excluded.

**The Fund invests in gold and precious metals through investment in a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the "Subsidiary"). Gold Bullion and commodities include the Fund's investment in the Subsidiary.

Percentages are based on total net assets.

First Eagle Funds | Annual Report | October 31, 2014

First Eagle Overseas Fund | Consolidated Schedule of Investments | Year Ended October 31, 2014

Shares	Description	Cost (Note 1)	Value (Note 1)
Common Stocks — 72.62%
International Common Stocks — 72.57%
Australia — 0.66%
11,735,292	Newcrest Mining Limited (a)	$249,853,632	$96,248,140
Austria — 0.65%
4,585,138	Wienerberger AG	65,005,780	55,447,609
1,226,797	OMV AG	49,312,710	38,564,695
		114,318,490	94,012,304
Belgium — 0.56%
788,508	Groupe Bruxelles Lambert SA	60,174,722	70,403,471
98,473	Sofina SA	8,428,556	10,664,353
		68,603,278	81,067,824
Bermuda — 1.37%
2,105,100	Jardine Matheson Holdings Limited	87,210,493	126,095,490
6,683,413	Hiscox Limited	70,399,121	72,808,838
		157,609,614	198,904,328
Canada — 5.71%
8,790,814	Cenovus Energy, Inc.	233,832,613	217,660,555
5,828,526	Canadian Natural Resources Limited	167,105,513	203,394,639
4,331,099	Potash Corporation of Saskatchewan, Inc.	166,886,332	147,993,653
5,924,954	Goldcorp, Inc.	175,235,189	111,270,636
3,533,546	Agnico-Eagle Mines Limited	123,390,960	83,271,356
5,820,676	Penn West Petroleum Limited	76,357,828	26,309,456
1,100,050	EnCana Corporation	14,298,776	20,493,931
9,511,350	Kinross Gold Corporation (a)	46,612,744	20,449,402
		1,003,719,955	830,843,628
Chile — 0.39%
2,660,044	Cia Cervecerias Unidas SA, ADR	59,647,252	56,685,538
Denmark — 0.35%
1,830,465	ISS AS (a)	62,415,865	51,035,441
France — 11.46%
3,021,792	Danone SA	208,894,521	205,318,071
5,769,130	Bouygues SA	207,369,832	199,175,091
3,263,768	Total SA	159,199,332	193,947,384
1,732,226	Sanofi	141,847,046	159,896,649

First Eagle Funds | Annual Report | October 31, 2014

First Eagle Overseas Fund | Consolidated Schedule of Investments | Year Ended October 31, 2014

Shares	Description	Cost (Note 1)	Value (Note 1)
International Common Stocks — 72.57% (continued)
France — 11.46% (continued)
5,420,246	Carrefour SA	$175,713,229	$158,737,964
3,144,820	Compagnie de Saint-Gobain	136,527,801	134,957,200
4,414,524	Vivendi SA (a)	122,244,173	107,736,892
1,079,911	Sodexo	29,578,070	104,027,447
508,911	Wendel SA	11,226,254	56,083,020
801,693	Neopost SA	41,407,216	55,667,195
235,837	Robertet SA (b)	20,591,064	48,763,962
51,500	Robertet SA CI (c)(d)(e)	2,151,628	7,260,438
558,938	Laurent-Perrier (b)	19,851,603	44,827,726
2,746,782	Société Télévision Francaise 1	37,251,797	40,840,874
648,834	Legrand SA	22,223,920	34,913,930
739,602	Numericable Group SA (a)	23,329,938	27,341,554
442,830	Société Foncière Financière et de Participations (a)	29,139,582	26,836,534
896,416	Legris Industries SA (a)(b)(d)(e)(f)	23,119,325	18,928,343
364,373	Gaumont SA	21,698,753	18,127,578
146,562	BioMerieux	11,367,766	15,460,851
11,593,581	FINEL (a)(b)(d)(e)(g)	9,166,547	5,230,259
100,000	Sabeton SA	1,463,142	1,704,284
		1,455,362,539	1,665,783,246
Germany — 3.11%
2,840,411	HeidelbergCement AG	152,136,558	193,349,940
5,307,391	Deutsche Wohnen AG	53,250,796	119,584,218
2,985,955	Hamburger Hafen und Logistik AG	87,574,307	65,351,407
715,453	Daimler AG	30,368,244	55,614,237
296,503	Fraport AG	8,930,449	18,325,476
		332,260,354	452,225,278
Greece — 0.46%
6,106,069	Jumbo SA	27,598,067	66,953,434
Hong Kong — 2.08%
27,079,164	Hopewell Holdings Limited	74,109,574	96,198,135
7,806,340	Guoco Group Limited	57,283,838	95,929,054
20,179,916	Great Eagle Holdings Limited	68,709,318	67,915,618

First Eagle Funds | Annual Report | October 31, 2014

First Eagle Overseas Fund | Consolidated Schedule of Investments | Year Ended October 31, 2014

Shares	Description	Cost (Note 1)	Value (Note 1)
International Common Stocks — 72.57% (continued)
Hong Kong — 2.08% (continued)
9,056,577	Hysan Development Company Limited	$42,818,692	$41,399,026
3,429,976	City e-Solutions Limited (a)(e)	102,206	676,694
1,353,233	Hopewell Highway Infrastructure Limited	655,914	654,355
		243,679,542	302,772,882
Ireland — 0.83%
5,148,559	CRH PLC	90,816,793	114,153,075
1,547,320	Beazley PLC	5,085,535	6,485,151
		95,902,328	120,638,226
Israel — 0.35%
7,510,515	Israel Chemicals Limited	75,169,596	50,452,827
Italy — 0.59%
6,792,782	Italcementi S.p.A.	100,757,497	38,782,383
1,385,400	Recordati S.p.A.	9,200,042	23,958,376
1,197,736	Italmobiliare S.p.A. RSP	50,324,929	19,212,070
168,142	Italmobiliare S.p.A.	19,250,153	4,003,436
		179,532,621	85,956,265
Japan — 23.18%
1,136,890	SMC Corporation	145,185,191	314,472,934
4,256,300	KDDI Corporation	138,369,614	273,774,917
567,000	Keyence Corporation	100,061,879	264,911,284
1,537,040	Fanuc Corporation	153,201,753	261,635,476
4,170,700	Secom Company Limited	178,984,614	250,669,002
7,118,930	Hoya Corporation	151,068,607	247,649,401
1,720,070	Shimano, Inc.	22,072,060	224,493,445
14,664,200	Astellas Pharma, Inc.	118,711,986	221,807,040
7,316,700	Sompo Japan Nipponkoa Holdings, Inc.	201,780,857	179,066,177
7,730,800	MS&AD Insurance Group Holdings	179,151,117	162,255,606
5,710,850	Mitsubishi Estate Company Limited	98,270,258	142,129,367
1,012,000	Hirose Electric Company Limited	111,070,731	121,719,297
1,719,030	Nissin Foods Holdings Company Limited	60,560,887	89,681,868
5,212,430	Kansai Paint Company Limited	39,682,655	78,006,631
2,175,460	Nomura Research Institute Limited	41,173,606	70,304,205
2,715,380	Daiichikosho Company Limited	33,513,866	67,881,478

First Eagle Funds | Annual Report | October 31, 2014

First Eagle Overseas Fund | Consolidated Schedule of Investments | Year Ended October 31, 2014

Shares	Description	Cost (Note 1)	Value (Note 1)
International Common Stocks — 72.57% (continued)
Japan — 23.18% (continued)
2,023,800	Chofu Seisakusho Company Limited (b)	$33,120,144	$59,727,549
3,206,911	T. Hasegawa Company Limited (b)	43,073,853	48,706,790
6,095,200	Japan Wool Textile Company Limited (b)	45,629,408	40,806,503
508,106	SK Kaken Company Limited	9,470,131	38,857,160
1,299,640	As One Corporation (b)	26,525,156	37,025,132
1,742,124	Nagaileben Company Limited	16,719,913	32,958,055
488,980	Shin-Etsu Chemical Company Limited	22,769,653	30,664,368
2,068,330	Maezawa Kasei Industries Company Limited (b)	31,939,631	21,010,145
303,100	Nitori Holdings Company Limited	12,841,312	19,023,859
602,500	MISUMI Group, Inc.	9,440,529	18,505,453
945,500	Nitto Kohki Company Limited	13,446,515	17,676,831
199,150	Kobayashi Pharmaceutical Company Limited	9,171,366	12,162,644
287,200	Mandom Corporation	3,008,253	9,524,327
183,000	FamilyMart Company Limited	7,201,073	7,217,360
394,900	Seikagaku Corporation	2,283,043	6,293,087
		2,059,499,661	3,370,617,391
Mexico — 3.03%
9,067,093	Grupo Televisa S.A.B., ADR	185,978,184	327,684,741
5,543,609	Fresnillo PLC	96,608,773	61,855,097
2,246,692	Industrias Peñoles S.A.B. de C.V.	1,833,690	50,885,812
		284,420,647	440,425,650
Netherlands — 1.02%
560,446	HAL Trust	20,803,016	84,981,079
10,996,781	TNT Express NV	100,478,800	63,818,038
		121,281,816	148,799,117
Norway — 0.60%
11,393,841	Orkla ASA	83,103,593	87,080,335
Russia — 0.38%
8,297,382	Gazprom OAO, ADR	55,920,439	54,995,048
Singapore — 2.26%
25,512,113	Haw Par Corporation Limited (b)	76,875,317	169,590,912
58,319,015	ComfortDelGro Corporation Limited	54,150,233	119,842,920

First Eagle Funds | Annual Report | October 31, 2014

First Eagle Overseas Fund | Consolidated Schedule of Investments | Year Ended October 31, 2014

Shares	Description	Cost (Note 1)	Value (Note 1)
International Common Stocks — 72.57% (continued)
Singapore — 2.26% (continued)
16,373,450	Singapore Airport Terminal Services Limited	$18,528,182	$39,509,376
		149,553,732	328,943,208
South Africa — 0.57%
5,312,877	AngloGold Ashanti Limited, ADR (a)	85,033,348	43,937,493
12,311,178	Gold Fields Limited, ADR	110,560,691	39,272,658
		195,594,039	83,210,151
South Korea — 2.75%
2,079,636	KT&G Corporation	121,672,848	184,859,993
35,325	Lotte Confectionery Company Limited	12,445,892	63,528,347
1,293,738	Kia Motors Corporation	73,235,904	63,069,016
186,884	Nong Shim Company Limited	43,886,371	46,689,087
872,463	Fursys, Inc. (b)	10,110,165	26,245,811
22,950	Namyang Dairy Products Company Limited	4,912,653	14,731,223
		266,263,833	399,123,477
Sweden — 1.18%
3,013,030	Investor AB, Class 'A'	59,333,861	105,600,802
1,846,088	Investor AB, Class 'B'	40,783,748	66,051,807
		100,117,609	171,652,609
Switzerland — 3.06%
2,810,500	Nestlé SA	92,700,397	205,642,779
2,413,791	Pargesa Holding SA	129,478,662	187,528,844
134,216	Rieter Holding AG (a)	16,465,078	24,732,627
137,452	Kuehne & Nagel International AG	1,733,811	17,885,974
56,784	Autoneum Holding AG (a)	2,603,284	9,442,852
		242,981,232	445,233,076
Taiwan — 0.32%
17,491,694	Taiwan Secom Company Limited	27,057,090	46,350,847
Thailand — 1.06%
14,930,059	Bangkok Bank PCL, NVDR	51,798,333	90,763,023
107,574,685	Thai Beverage PCL	17,893,710	64,057,472
		69,692,043	154,820,495

First Eagle Funds | Annual Report | October 31, 2014

First Eagle Overseas Fund | Consolidated Schedule of Investments | Year Ended October 31, 2014

Shares	Description	Cost (Note 1)	Value (Note 1)
International Common Stocks — 72.57% (continued)
Turkey — 0.25%
3,744,290	Yazicilar Holding AS	$25,779,871	$36,303,264
United Kingdom — 4.34%
3,194,828	Berkeley Group Holdings PLC	38,894,900	116,525,512
4,574,853	GlaxoSmithKline PLC	88,721,598	103,738,246
250,568	Liberty Global PLC, Series "A" (a)	10,723,921	11,393,327
2,022,622	Liberty Global PLC, Series "C"	82,595,110	89,946,000
1,602,700	British American Tobacco PLC	85,388,590	90,939,407
1,647,580	Willis Group Holdings PLC	66,048,482	66,776,418
2,124,932	Diageo PLC	58,702,963	62,478,304
18,505,054	WM Morrison Supermarkets PLC	80,089,165	45,824,739
2,055,388	Anglo American PLC	51,610,549	43,286,590
		562,775,278	630,908,543
Total International Common Stocks		8,369,714,016	10,552,042,572
U.S. Common Stock — 0.05%
Materials — 0.05%
405,000	Newmont Mining Corporation	6,339,157	7,597,800
Total Common Stocks		8,376,053,173	10,559,640,372
International Preferred Stocks — 0.49%
Germany — 0.44%
769,870	Hornbach Holding AG	19,562,235	64,156,718
South Korea — 0.05%
27,183	Namyang Dairy Products Company Limited	387,445	7,744,915
Total International Preferred Stocks		19,949,680	71,901,633
Investment Company — 0.00%
96,753	State Street Institutional U.S. Government Money Market Fund, Institutional Class	96,753	96,753

First Eagle Funds | Annual Report | October 31, 2014

First Eagle Overseas Fund | Consolidated Schedule of Investments | Year Ended October 31, 2014

Shares	Description	Cost (Note 1)	Value (Note 1)
Rights — 0.15%
Germany — 0.00%
55,324	Pfleiderer Atlantik Raco RI Rights (a)(d)(e)	$16,617	$0
Canada — 0.15%
739,602	Numericable Group SA (a)	18,850,006	21,928,853
Total Rights		18,866,623	21,928,853
Ounces
Commodity — 4.77%
591,181	Gold bullion (a)	448,772,610	692,811,472
Principal
Term Loans — 0.03%
Germany — 0.03%
92 EUR	Atlantik Commitment Fee Facility due 02/01/20 (a)(d)(e)	0	0
568,033 EUR	Atlantik Duration Fee Facility due 02/01/20 (a)(d)(e)	0	0
28,263 EUR	Atlantik FX Repayment Facility due 02/01/20 (a)(d)(e)	0	0
1,880,723 EUR	Atlantik Senior Debt 79.5M 6.00% due 02/01/20 (d)(e)(h)	2,553,647	2,356,828
371,719 EUR	Atlantik Senior Debt Term Facility 1A 6.00% due 02/01/20 (d)(e)(h)	504,720	465,820
364,387 EUR	Atlantik Senior Debt Term Facility 2A 6.00% due 02/01/20 (d)(e)(h)	494,765	456,631
346,348 EUR	Atlantik Senior Debt Term Facility 3A 6.00% due 02/01/20 (d)(e)(h)	470,272	434,026
219,842 EUR	Atlantik Senior Debt Term Facility 4A 6.00% due 02/01/20 (d)(e)(h)	298,502	275,495
1,952,268 EUR	Atlantik Standstill Accrued Interest Facility due 02/01/20 (a)(d)(e)	0	0
4,000,000 EUR	Atlantik Subordinated Debt 79.5M 15.00% due 02/01/20 (d)(e)(h)	5,431,204	170,930
790,586 EUR	Atlantik Subordinated Debt Term Facility 1A 15.00% due 02/01/20 (d)(e)(h)	1,073,458	33,784
774,993 EUR	Atlantik Subordinated Debt Term Facility 2A 15.00% due 02/01/20 (d)(e)(h)	1,052,286	33,117
744,000 EUR	Atlantik Subordinated Debt Term Facility 3A 15.00% due 02/01/20 (d)(e)(h)	1,003,825	31,793

First Eagle Funds | Annual Report | October 31, 2014

First Eagle Overseas Fund | Consolidated Schedule of Investments | Year Ended October 31, 2014

Principal	Description	Cost (Note 1)	Value (Note 1)
Term Loans — 0.03% (continued)
Germany — 0.03% (continued)
472,000 EUR	Atlantik Subordinated Debt Term Facility 4A 15.00% due 02/01/20 (d)(e)(h)	$637,170	$20,170
Total Term Loans		13,519,849	4,278,594
International Bonds — 1.10%
International Convertible Bond — 0.13%
Mauritius — 0.13%
18,400,000 USD	Golden Agri-Resources Limited 2.50% due 10/04/17 (e)(i)(j)	17,281,823	17,940,000
International Corporate Bonds — 0.72%
France — 0.18%
10,000,000 EUR	Emin Leydier SA FRN 8.272% due 07/31/16 (d)(e)(k)	14,240,891	12,531,501
11,504,021 EUR	FINEL 9.50% due 06/30/17 (d)(e)(f)(h)	14,365,843	10,812,199
1,950,000 EUR	Wendel SA 4.875% due 09/21/15	2,298,106	2,536,990
		30,904,840	25,880,690
South Africa — 0.54%
73,500,000 USD	AngloGold Ashanti Holdings PLC 8.50% due 07/30/20	73,758,618	79,288,125
Total International Corporate Bonds		104,663,458	105,168,815
International Government Bond — 0.25%
Singapore — 0.25%
45,219,000 SGD	Singapore Government Bond 2.375% due 04/01/17	37,925,695	36,735,237
Total International Bonds		159,870,976	159,844,052
Commercial Paper — 19.78%
International Commercial Paper — 7.71%
Australia — 0.71%
26,915,000 USD	Telstra Corporation Limited 0.12% due 12/17/14	26,910,873	26,910,873
8,894,000 USD	Telstra Corporation Limited 0.12% due 01/05/15	8,892,073	8,891,163

First Eagle Funds | Annual Report | October 31, 2014

First Eagle Overseas Fund | Consolidated Schedule of Investments | Year Ended October 31, 2014

Principal	Description	Cost (Note 1)	Value (Note 1)
International Commercial Paper — 7.71% (continued)
Australia — 0.71% (continued)
9,728,000 USD	Telstra Corporation Limited 0.12% due 01/06/15	$9,725,860	$9,724,832
11,754,000 USD	Telstra Corporation Limited 0.12% due 01/12/15	11,751,179	11,749,733
10,190,000 USD	Telstra Corporation Limited 0.13% due 01/13/15	10,187,314	10,186,251
12,600,000 USD	Telstra Corporation Limited 0.14% due 01/20/15	12,596,080	12,594,784
13,177,000 USD	Telstra Corporation Limited 0.15% due 01/13/15	13,172,992	13,172,152
9,404,000 USD	Telstra Corporation Limited 0.16% due 01/22/15	9,400,572	9,399,989
Canada — 0.43%
9,031,000 USD	Suncor Energy, Inc. 0.23% due 11/05/14	9,030,769	9,030,769
10,073,000 USD	Suncor Energy, Inc. 0.23% due 11/10/14	10,072,421	10,072,421
8,523,000 USD	Suncor Energy, Inc. 0.27% due 12/16/14	8,520,123	8,520,123
13,463,000 USD	Suncor Energy, Inc. 0.28% due 12/05/14	13,459,440	13,459,440
6,852,000 USD	Suncor Energy, Inc. 0.30% due 01/20/15	6,847,432	6,847,622
5,878,000 USD	Suncor Energy, Inc. 0.30% due 01/21/15	5,874,033	5,874,184
8,391,000 USD	Total Capital Limited 0.10% due 11/26/14	8,390,417	8,390,417
France — 1.23%
8,233,000 USD	Essilor International 0.09% due 11/17/14	8,232,671	8,232,671
5,336,000 USD	Essilor International 0.09% due 12/15/14	5,335,413	5,335,413
5,624,000 USD	Essilor International 0.12% due 11/18/14	5,623,681	5,623,681
5,496,000 USD	Essilor International 0.12% due 12/17/14	5,495,157	5,495,157
3,726,000 USD	GDF Suez SA 0.14% due 12/03/14	3,725,536	3,725,536
7,451,000 USD	GDF Suez SA 0.15% due 11/19/14	7,450,441	7,450,441

First Eagle Funds | Annual Report | October 31, 2014

First Eagle Overseas Fund | Consolidated Schedule of Investments | Year Ended October 31, 2014

Principal	Description	Cost (Note 1)	Value (Note 1)
International Commercial Paper — 7.71% (continued)
France — 1.23% (continued)
15,438,000 USD	GDF Suez SA 0.15% due 12/19/14	$15,434,912	$15,434,912
11,991,000 USD	GDF Suez SA 0.15% due 01/07/15	11,987,653	11,987,036
13,611,000 USD	GDF Suez SA 0.16% due 11/06/14	13,610,698	13,610,698
13,876,000 USD	GDF Suez SA 0.16% due 11/07/14	13,875,630	13,875,630
21,168,000 USD	GDF Suez SA 0.16% due 12/09/14	21,164,425	21,164,425
10,602,000 USD	GDF Suez SA 0.16% due 01/06/15	10,598,890	10,598,547
3,454,000 USD	GDF Suez SA 0.17% due 11/10/14	3,453,853	3,453,853
6,861,000 USD	L'Oreal USA, Inc. 0.08% due 11/03/14	6,860,970	6,860,970
13,897,000 USD	Sanofi 0.09% due 12/31/14	13,894,915	13,895,587
3,271,000 USD	Électricité de France SA 0.12% due 12/16/14	3,270,509	3,270,509
28,645,000 USD	Électricité de France SA 0.16% due 12/04/14	28,640,799	28,640,799
Germany — 0.97%
5,271,000 USD	BASF AG 0.08% due 12/16/14	5,270,473	5,270,473
38,537,000 USD	BASF AG 0.09% due 12/09/14	38,533,339	38,533,339
9,871,000 USD	BASF AG 0.09% due 12/16/14	9,869,890	9,869,890
13,705,000 USD	BASF AG 0.09% due 12/17/14	13,703,424	13,703,424
13,897,000 USD	BASF AG 0.10% due 12/15/14	13,895,301	13,895,301
39,995,000 USD	Siemens Company 0.09% due 12/08/14	39,991,300	39,991,300
7,115,000 USD	Siemens Company 0.10% due 12/29/14	7,113,854	7,113,854
13,340,000 USD	Siemens Company 0.10% due 12/30/14	13,337,814	13,337,814

First Eagle Funds | Annual Report | October 31, 2014

First Eagle Overseas Fund | Consolidated Schedule of Investments | Year Ended October 31, 2014

Principal	Description	Cost (Note 1)	Value (Note 1)
International Commercial Paper — 7.71% (continued)
Italy — 0.32%
3,144,000 USD	Eni S.p.A. 0.19% due 11/03/14	$3,143,967	$3,143,967
19,168,000 USD	Eni S.p.A. 0.30% due 11/24/14	19,164,326	19,164,326
24,322,000 USD	Eni S.p.A. 0.30% due 12/11/14	24,313,892	24,313,892
Japan — 0.34%
5,033,000 USD	Hitachi Limited 0.21% due 11/03/14	5,032,941	5,032,941
4,418,000 USD	Hitachi Limited 0.24% due 11/03/14	4,417,941	4,417,941
2,481,000 USD	Honda Corporation 0.11% due 01/13/15	2,480,447	2,480,413
6,488,000 USD	Honda Corporation 0.11% due 01/21/15	6,486,394	6,486,271
12,459,000 USD	Honda Corporation 0.12% due 12/11/14	12,457,339	12,457,339
12,104,000 USD	Honda Corporation 0.13% due 11/12/14	12,103,519	12,103,519
6,482,000 USD	Honda Corporation 0.14% due 11/07/14	6,481,849	6,481,849
Switzerland — 1.44%
18,401,000 USD	Nestlé SA 0.03% due 12/16/14	18,400,310	18,400,310
6,030,000 USD	Nestlé SA 0.06% due 11/10/14	6,029,910	6,029,910
13,177,000 USD	Nestlé SA 0.07% due 11/21/14	13,176,524	13,176,524
12,852,000 USD	Nestlé SA 0.08% due 11/21/14	12,851,429	12,851,429
27,311,000 USD	Nestlé SA 0.09% due 12/10/14	27,308,337	27,308,337
8,523,000 USD	Roche Holdings, Inc. 0.06% due 11/19/14	8,522,744	8,522,744
7,819,000 USD	Roche Holdings, Inc. 0.06% due 12/19/14	7,818,375	7,818,375
13,919,000 USD	Roche Holdings, Inc. 0.06% due 12/22/14	13,917,817	13,917,817

First Eagle Funds | Annual Report | October 31, 2014

First Eagle Overseas Fund | Consolidated Schedule of Investments | Year Ended October 31, 2014

Principal	Description	Cost (Note 1)	Value (Note 1)
International Commercial Paper — 7.71% (continued)
Switzerland — 1.44% (continued)
3,799,000 USD	Roche Holdings, Inc. 0.07% due 11/17/14	$3,798,882	$3,798,882
6,903,000 USD	Roche Holdings, Inc. 0.07% due 12/03/14	6,902,570	6,902,570
4,749,000 USD	Roche Holdings, Inc. 0.07% due 12/09/14	4,748,649	4,748,649
7,451,000 USD	Roche Holdings, Inc. 0.07% due 12/10/14	7,450,435	7,450,435
13,722,000 USD	Roche Holdings, Inc. 0.08% due 12/11/14	13,720,780	13,720,780
5,624,000 USD	Roche Holdings, Inc. 0.09% due 11/03/14	5,623,972	5,623,972
5,624,000 USD	Roche Holdings, Inc. 0.09% due 11/04/14	5,623,958	5,623,958
14,118,000 USD	Roche Holdings, Inc. 0.09% due 11/10/14	14,117,682	14,117,682
8,856,000 USD	Roche Holdings, Inc. 0.09% due 11/12/14	8,855,756	8,855,756
16,717,000 USD	Roche Holdings, Inc. 0.09% due 11/14/14	16,716,457	16,716,457
14,375,000 USD	Roche Holdings, Inc. 0.09% due 11/25/14	14,374,138	14,374,138
United Kingdom — 2.27%
15,074,000 USD	AstraZeneca PLC 0.08% due 11/18/14	15,073,430	15,073,430
18,675,000 USD	AstraZeneca PLC 0.08% due 11/19/14	18,674,253	18,674,253
20,577,000 USD	AstraZeneca PLC 0.08% due 01/12/15	20,573,708	20,570,784
5,992,000 USD	AstraZeneca PLC 0.08% due 01/15/15	5,991,002	5,990,090
10,703,000 USD	AstraZeneca PLC 0.09% due 12/01/14	10,702,197	10,702,197
20,070,000 USD	AstraZeneca PLC 0.09% due 12/04/14	20,068,344	20,068,344
10,594,000 USD	AstraZeneca PLC 0.09% due 01/05/15	10,592,279	10,591,203
11,754,000 USD	AstraZeneca PLC 0.09% due 01/13/15	11,751,855	11,750,400

First Eagle Funds | Annual Report | October 31, 2014

First Eagle Overseas Fund | Consolidated Schedule of Investments | Year Ended October 31, 2014

Principal	Description	Cost (Note 1)	Value (Note 1)
International Commercial Paper — 7.71% (continued)
United Kingdom — 2.27% (continued)
16,378,000 USD	AstraZeneca PLC 0.09% due 01/26/15	$16,374,479	$16,371,747
3,668,000 USD	Centrica PLC 0.37% due 12/31/14	3,665,799	3,666,316
14,957,000 USD	Centrica PLC 0.49% due 11/03/14	14,956,601	14,956,601
14,957,000 USD	Centrica PLC 0.50% due 11/17/14	14,953,743	14,953,743
14,901,000 USD	GlaxoSmithKline PLC 0.10% due 11/06/14	14,900,793	14,900,793
43,625,000 USD	GlaxoSmithKline PLC 0.11% due 12/02/14	43,620,868	43,620,868
40,091,000 USD	GlaxoSmithKline PLC 0.11% due 12/04/14	40,086,957	40,086,957
17,045,000 USD	GlaxoSmithKline PLC 0.13% due 12/15/14	17,042,292	17,042,292
12,447,000 USD	GlaxoSmithKline PLC 0.17% due 01/22/15	12,442,180	12,441,691
10,049,000 USD	Reed Elsevier, Inc. 0.19% due 11/17/14	10,048,151	10,048,151
6,224,000 USD	Reed Elsevier, Inc. 0.22% due 12/18/14	6,222,212	6,222,212
22,310,000 USD	Reed Elsevier, Inc. 0.26% due 01/05/15	22,299,527	22,298,794
Total International Commercial Paper		1,121,285,136	1,121,268,062
U.S. Commercial Paper — 12.07%
$4,076,000	3M Company 0.07% due 11/06/14	4,075,960	4,075,960
4,086,000	Abbott Laboratories 0.07% due 11/17/14	4,085,873	4,085,873
909,000	Abbott Laboratories 0.08% due 11/13/14	908,976	908,976
20,293,000	Abbott Laboratories 0.10% due 11/04/14	20,292,831	20,292,831
6,293,000	Abbott Laboratories 0.10% due 11/06/14	6,292,913	6,292,913
5,111,000	Abbott Laboratories 0.10% due 11/07/14	5,110,915	5,110,915

First Eagle Funds | Annual Report | October 31, 2014

First Eagle Overseas Fund | Consolidated Schedule of Investments | Year Ended October 31, 2014

Principal	Description	Cost (Note 1)	Value (Note 1)
U.S. Commercial Paper — 12.07% (continued)
$13,112,000	Abbott Laboratories 0.10% due 11/10/14	$13,111,672	$13,111,672
5,023,000	Abbott Laboratories 0.10% due 11/14/14	5,022,819	5,022,819
8,391,000	Abbott Laboratories 0.10% due 11/20/14	8,390,557	8,390,557
15,222,000	Abbott Laboratories 0.10% due 12/01/14	15,220,731	15,220,731
9,767,000	Abbott Laboratories 0.10% due 12/02/14	9,766,159	9,766,159
13,914,000	Abbott Laboratories 0.10% due 12/12/14	13,912,415	13,912,415
5,297,000	Abbott Laboratories 0.10% due 12/16/14	5,296,338	5,296,338
14,592,000	Abbott Laboratories 0.10% due 01/05/15	14,589,365	14,590,341
5,860,000	Abbott Laboratories 0.10% due 01/12/15	5,858,828	5,859,239
15,398,000	Abbott Laboratories 0.10% due 01/20/15	15,394,578	15,395,680
8,069,000	Apple, Inc. 0.09% due 11/06/14	8,068,899	8,068,899
8,372,000	Apple, Inc. 0.09% due 11/13/14	8,371,749	8,371,749
15,701,000	Apple, Inc. 0.09% due 11/14/14	15,700,490	15,700,490
5,890,000	Apple, Inc. 0.09% due 11/17/14	5,889,765	5,889,765
5,943,000	Apple, Inc. 0.09% due 11/18/14	5,942,747	5,942,747
2,247,000	Apple, Inc. 0.09% due 11/19/14	2,246,899	2,246,899
14,375,000	Apple, Inc. 0.09% due 12/02/14	14,373,886	14,373,886
5,253,000	Apple, Inc. 0.11% due 12/15/14	5,252,294	5,252,294
13,741,000	Apple, Inc. 0.11% due 01/05/15	13,738,271	13,737,372
8,200,000	Autozone, Inc. 0.25% due 11/17/14	8,199,089	8,199,089

First Eagle Funds | Annual Report | October 31, 2014

First Eagle Overseas Fund | Consolidated Schedule of Investments | Year Ended October 31, 2014

Principal	Description	Cost (Note 1)	Value (Note 1)
U.S. Commercial Paper — 12.07% (continued)
$3,878,000	Campbell Soup Company 0.25% due 11/06/14	$3,877,865	$3,877,865
12,450,000	Campbell Soup Company 0.28% due 11/04/14	12,449,709	12,449,709
15,611,000	Campbell Soup Company 0.31% due 12/08/14	15,606,026	15,606,026
3,973,000	Campbell Soup Company 0.35% due 12/29/14	3,970,824	3,970,824
22,310,000	Caterpillar Financial Services Company 0.10% due 01/06/15	22,305,910	22,305,351
23,507,000	Caterpillar Financial Services Company 0.10% due 01/09/15	23,502,494	23,501,836
6,673,000	Celgene Corporation 0.28% due 11/20/14	6,672,014	6,672,014
7,052,000	Celgene Corporation 0.32% due 01/12/15	7,047,487	7,048,011
8,238,000	Chevron Corporation 0.07% due 12/12/14	8,237,343	8,237,343
19,247,000	Chevron Corporation 0.08% due 01/13/15	19,243,878	19,241,105
10,086,000	Chevron Corporation 0.09% due 11/13/14	10,085,697	10,085,697
15,602,000	Chevron Corporation 0.09% due 11/17/14	15,601,376	15,601,376
12,450,000	Chevron Corporation 0.09% due 11/18/14	12,449,471	12,449,471
11,931,000	Chevron Corporation 0.09% due 11/19/14	11,930,463	11,930,463
10,703,000	Chevron Corporation 0.09% due 12/03/14	10,702,144	10,702,144
10,281,000	Chevron Corporation 0.10% due 11/04/14	10,280,914	10,280,914
11,740,000	Chevron Corporation 0.10% due 11/06/14	11,739,837	11,739,837
11,579,000	Chevron Corporation 0.10% due 11/07/14	11,578,807	11,578,807
9,498,000	Chevron Corporation 0.10% due 12/08/14	9,497,024	9,497,024
6,861,000	Chevron Corporation 0.10% due 12/10/14	6,860,257	6,860,257

First Eagle Funds | Annual Report | October 31, 2014

First Eagle Overseas Fund | Consolidated Schedule of Investments | Year Ended October 31, 2014

Principal	Description	Cost (Note 1)	Value (Note 1)
U.S. Commercial Paper — 12.07% (continued)
$2,416,000	Chevron Corporation 0.10% due 01/16/15	$2,415,490	$2,415,220
10,500,000	Chevron Corporation 0.10% due 01/21/15	10,497,638	10,496,292
3,299,000	Chevron Corporation 0.10% due 01/22/15	3,298,249	3,297,821
27,482,000	Chevron Corporation 0.12% due 01/15/15	27,475,129	27,473,239
8,248,000	Church & Dwight Company, Inc. 0.46% due 01/12/15	8,240,577	8,243,334
14,365,000	Coca-Cola Company 0.10% due 11/13/14	14,364,521	14,364,521
4,864,000	Coca-Cola Company 0.10% due 01/07/15	4,863,095	4,863,145
3,753,000	Coca-Cola Company 0.10% due 01/15/15	3,752,218	3,752,247
5,250,000	Coca-Cola Company 0.10% due 01/16/15	5,248,892	5,248,922
8,372,000	Coca-Cola Company 0.11% due 11/13/14	8,371,693	8,371,693
10,049,000	Coca-Cola Company 0.11% due 12/04/14	10,047,987	10,047,987
23,480,000	Coca-Cola Company 0.12% due 11/05/14	23,479,687	23,479,687
16,911,000	Coca-Cola Company 0.12% due 11/07/14	16,910,662	16,910,662
15,438,000	Coca-Cola Company 0.13% due 11/20/14	15,436,941	15,436,941
11,831,000	Colgate-Palmolive Company 0.05% due 11/20/14	11,830,688	11,830,688
1,972,000	ConocoPhillips 0.10% due 12/12/14	1,971,775	1,971,775
6,496,000	ConocoPhillips 0.12% due 01/22/15	6,494,224	6,494,533
4,949,000	ConocoPhillips 0.12% due 01/23/15	4,947,631	4,947,868
3,088,000	ConocoPhillips 0.13% due 11/07/14	3,087,933	3,087,933
4,766,000	Corning, Inc. 0.21% due 11/21/14	4,765,444	4,765,444

First Eagle Funds | Annual Report | October 31, 2014

First Eagle Overseas Fund | Consolidated Schedule of Investments | Year Ended October 31, 2014

Principal	Description	Cost (Note 1)	Value (Note 1)
U.S. Commercial Paper — 12.07% (continued)
$3,112,000	Corning, Inc. 0.21% due 11/24/14	$3,111,582	$3,111,582
4,200,000	Corning, Inc. 0.21% due 11/28/14	4,199,339	4,199,339
2,903,000	Corning, Inc. 0.22% due 11/25/14	2,902,574	2,902,574
13,177,000	Dominion Resources, Inc. 0.25% due 12/01/14	13,174,255	13,174,255
4,473,000	Dominion Resources, Inc. 0.26% due 12/05/14	4,471,902	4,471,902
12,284,000	Dominion Resources, Inc. 0.30% due 01/07/15	12,277,141	12,277,620
3,973,000	Duke Energy Corporation 0.27% due 11/20/14	3,972,434	3,972,434
2,526,000	Duke Energy Corporation 0.30% due 01/05/15	2,524,632	2,524,879
7,451,000	DuPont 0.07% due 11/03/14	7,450,971	7,450,971
15,878,000	DuPont 0.07% due 11/07/14	15,877,815	15,877,815
4,665,000	DuPont 0.08% due 11/04/14	4,664,969	4,664,969
16,785,000	DuPont 0.08% due 11/05/14	16,784,851	16,784,851
18,113,000	DuPont 0.08% due 11/10/14	18,112,638	18,112,638
3,358,000	Emerson Electric Company 0.09% due 12/08/14	3,357,689	3,357,689
4,477,000	Emerson Electric Company 0.09% due 12/11/14	4,476,552	4,476,552
8,593,000	Emerson Electric Company 0.09% due 12/12/14	8,592,119	8,592,119
13,782,000	Emerson Electric Company 0.10% due 01/30/15	13,778,554	13,778,516
5,783,000	Emerson Electric Company 0.11% due 11/20/14	5,782,664	5,782,664
1,986,000	Emerson Electric Company 0.11% due 12/24/14	1,985,678	1,985,678
7,190,000	Exxon Mobil Corporation 0.06% due 12/26/14	7,189,341	7,189,341
First Eagle Funds | Annual Report | October 31, 2014

First Eagle Overseas Fund | Consolidated Schedule of Investments | Year Ended October 31, 2014

Principal	Description	Cost (Note 1)	Value (Note 1)
U.S. Commercial Paper — 12.07% (continued)
$12,450,000	Exxon Mobil Corporation 0.07% due 11/12/14	$12,449,734	$12,449,734
12,450,000	Exxon Mobil Corporation 0.07% due 11/13/14	12,449,709	12,449,709
2,873,000	Exxon Mobil Corporation 0.07% due 12/02/14	2,872,827	2,872,827
8,523,000	Exxon Mobil Corporation 0.08% due 12/03/14	8,522,394	8,522,394
4,200,000	Exxon Mobil Corporation 0.08% due 12/18/14	4,199,561	4,199,561
14,121,000	Google, Inc. 0.07% due 11/18/14	14,120,533	14,120,533
5,296,000	Google, Inc. 0.08% due 11/12/14	5,295,871	5,295,871
7,085,000	Google, Inc. 0.09% due 11/19/14	7,084,681	7,084,681
20,379,000	Google, Inc. 0.09% due 01/14/15	20,375,230	20,376,241
6,861,000	Honeywell International, Inc. 0.08% due 11/13/14	6,860,817	6,860,817
14,322,000	Honeywell International, Inc. 0.09% due 12/05/14	14,320,783	14,320,783
13,380,000	Honeywell International, Inc. 0.09% due 12/08/14	13,378,762	13,378,762
7,618,000	Honeywell International, Inc. 0.10% due 12/04/14	7,617,302	7,617,302
41,223,000	International Business Machines Corporation 0.10% due 12/03/14	41,219,336	41,219,336
20,582,000	International Business Machines Corporation 0.10% due 12/10/14	20,579,770	20,579,770
20,400,000	International Business Machines Corporation 0.10% due 12/12/14	20,397,677	20,397,677
16,804,000	International Business Machines Corporation 0.10% due 12/17/14	16,801,853	16,801,853
13,914,000	Medtronic, Inc. 0.08% due 11/04/14	13,913,907	13,913,907

First Eagle Funds | Annual Report | October 31, 2014

First Eagle Overseas Fund | Consolidated Schedule of Investments | Year Ended October 31, 2014

Principal	Description	Cost (Note 1)	Value (Note 1)
U.S. Commercial Paper — 12.07% (continued)
$15,428,000	Medtronic, Inc. 0.08% due 11/18/14	$15,427,417	$15,427,417
4,495,000	MetLife 0.12% due 11/05/14	4,494,940	4,494,940
7,733,000	MetLife 0.12% due 12/09/14	7,732,020	7,732,020
6,300,000	MetLife 0.12% due 01/06/15	6,298,614	6,298,065
11,135,000	MetLife 0.12% due 01/07/15	11,132,513	11,131,529
9,469,000	MetLife 0.13% due 11/24/14	9,468,214	9,468,214
14,299,000	MetLife 0.13% due 12/15/14	14,296,728	14,296,728
6,114,000	Microsoft Corporation 0.06% due 12/04/14	6,113,664	6,113,664
20,846,000	Microsoft Corporation 0.07% due 11/19/14	20,845,270	20,845,270
8,248,000	National Grid USA 0.39% due 01/22/15	8,240,861	8,242,580
20,846,000	Omnicom Group, Inc. 0.30% due 12/01/14	20,840,788	20,840,788
5,062,000	Omnicom Group, Inc. 0.30% due 12/02/14	5,060,692	5,060,692
8,093,000	Omnicom Group, Inc. 0.30% due 12/04/14	8,090,774	8,090,774
10,289,000	Omnicom Group, Inc. 0.30% due 12/18/14	10,284,970	10,284,970
19,765,000	Pall Corporation 0.36% due 01/14/15	19,750,780	19,753,471
13,425,000	PepsiCo, Inc. 0.07% due 12/11/14	13,423,956	13,423,956
15,064,000	PepsiCo, Inc. 0.07% due 12/16/14	15,062,682	15,062,682
7,202,000	PepsiCo, Inc. 0.07% due 12/18/14	7,201,342	7,201,342
11,144,000	PepsiCo, Inc. 0.08% due 11/03/14	11,143,950	11,143,950
9,078,000	PepsiCo, Inc. 0.08% due 11/04/14	9,077,939	9,077,939

First Eagle Funds | Annual Report | October 31, 2014

First Eagle Overseas Fund | Consolidated Schedule of Investments | Year Ended October 31, 2014

Principal	Description	Cost (Note 1)	Value (Note 1)
U.S. Commercial Paper — 12.07% (continued)
$7,552,000	PepsiCo, Inc. 0.08% due 11/05/14	$7,551,933	$7,551,933
15,813,000	PepsiCo, Inc. 0.08% due 11/10/14	15,812,684	15,812,684
22,260,000	PepsiCo, Inc. 0.08% due 11/14/14	22,259,357	22,259,357
5,215,000	PepsiCo, Inc. 0.08% due 11/17/14	5,214,815	5,214,815
6,649,000	PepsiCo, Inc. 0.08% due 11/21/14	6,648,704	6,648,704
6,868,000	PepsiCo, Inc. 0.08% due 12/11/14	6,867,390	6,867,390
20,612,000	Philip Morris International, Inc. 0.07% due 11/03/14	20,611,920	20,611,920
5,297,000	Philip Morris International, Inc. 0.07% due 11/21/14	5,296,794	5,296,794
20,367,000	Philip Morris International, Inc. 0.07% due 12/05/14	20,365,654	20,365,654
15,794,000	Philip Morris International, Inc. 0.08% due 12/12/14	15,792,561	15,792,561
18,071,000	Philip Morris International, Inc. 0.09% due 12/05/14	18,069,464	18,069,464
10,289,000	Philip Morris International, Inc. 0.09% due 12/10/14	10,287,997	10,287,997
13,340,000	Philip Morris International, Inc. 0.10% due 12/12/14	13,338,481	13,338,481
11,754,000	Philip Morris International, Inc. 0.10% due 12/24/14	11,752,270	11,752,270
4,832,000	Philip Morris International, Inc. 0.11% due 12/18/14	4,831,306	4,831,306
13,177,000	Philip Morris International, Inc. 0.11% due 12/22/14	13,174,947	13,174,947
5,025,000	Precision Castparts Corporation 0.10% due 11/05/14	5,024,944	5,024,944
7,670,000	Precision Castparts Corporation 0.10% due 11/17/14	7,669,659	7,669,659
3,813,000	Precision Castparts Corporation 0.11% due 12/09/14	3,812,557	3,812,557
3,008,000	Precision Castparts Corporation 0.11% due 01/06/15	3,007,393	3,007,020

First Eagle Funds | Annual Report | October 31, 2014

First Eagle Overseas Fund | Consolidated Schedule of Investments | Year Ended October 31, 2014

Principal	Description	Cost (Note 1)	Value (Note 1)
U.S. Commercial Paper — 12.07% (continued)
$9,224,000	Precision Castparts Corporation 0.11% due 01/07/15	$9,222,112	$9,220,951
5,795,000	Precision Castparts Corporation 0.12% due 11/10/14	5,794,826	5,794,826
14,118,000	Procter & Gamble Company 0.10% due 11/13/14	14,117,529	14,117,529
16,717,000	Procter & Gamble Company 0.10% due 11/14/14	16,716,396	16,716,396
6,690,000	Procter & Gamble Company 0.10% due 12/01/14	6,689,442	6,689,442
26,760,000	Schlumberger Investments SA 0.12% due 12/02/14	26,757,235	26,757,235
12,784,000	Schlumberger Investments SA 0.12% due 12/15/14	12,782,125	12,782,125
6,224,000	Schlumberger Investments SA 0.12% due 12/23/14	6,222,921	6,222,921
7,192,000	Unilever Capital Corporation 0.09% due 11/12/14	7,191,802	7,191,802
39,910,000	Unilever Capital Corporation 0.12% due 11/12/14	39,908,537	39,908,537
5,336,000	United Healthcare Company 0.20% due 11/07/14	5,335,822	5,335,822
5,581,000	United Healthcare Company 0.20% due 11/28/14	5,580,163	5,580,163
17,227,000	United Parcel Service, Inc. 0.04% due 02/02/15	17,225,220	17,222,457
12,592,000	United Parcel Service, Inc. 0.05% due 11/03/14	12,591,965	12,591,965
21,406,000	United Parcel Service, Inc. 0.08% due 12/05/14	21,404,383	21,404,383
21,406,000	United Parcel Service, Inc. 0.08% due 12/09/14	21,404,192	21,404,192
6,114,000	Wal-Mart Stores, Inc. 0.08% due 12/01/14	6,113,592	6,113,592
12,372,000	Walt Disney Company 0.07% due 01/16/15	12,370,172	12,369,460
3,595,000	Walt Disney Company 0.08% due 12/19/14	3,594,617	3,594,617

First Eagle Funds | Annual Report | October 31, 2014

First Eagle Overseas Fund | Consolidated Schedule of Investments | Year Ended October 31, 2014

Principal	Description	Cost (Note 1)	Value (Note 1)
U.S. Commercial Paper — 12.07% (continued)
$9,533,000	Whirlpool Corporation 0.33% due 11/04/14	$9,532,738	$9,532,738
Total U.S. Commercial Paper		1,755,338,213	1,755,335,382
Total Commercial Paper		2,876,623,349	2,876,603,444
Total Investments — 98.94%		$11,913,753,013	14,387,105,173
Other Assets in Excess of Liabilities — 1.06%			153,821,538
Net Assets — 100.00%			$14,540,926,711

(a)  Non-income producing security/commodity.

(b)  An affiliate of the Fund as defined by the Investment Company Act of 1940. An affiliate is defined as a company in which the Fund directly or indirectly owns, controls, or holds power to vote 5% or more of the outstanding voting securities.

(c)  Represents non-voting class of shares.

(d)  Securities valued in accordance with fair value procedures under the supervision of the Board of Trustees, representing $59,041,334 or 0.41% of net assets.

(e)  Security is deemed illiquid. At October 31, 2014, the value of these securities amounted to $77,658,028 or 0.53% of net assets.

(f)  Represents securities that are subject to legal or contractual restrictions on resale. At October 31, 2014, the value of these securities amounted to $29,740,542 or 0.20% of net assets.

(g)  Held through Financiere Bleue, LLC, wholly owned holding company and disregarded entity for U.S. tax purposes.

(h)  Payment-in-kind security.

(i)  This security is convertible until September 27, 2017.

(j)  Represents a security registered under Regulation S. Bonds sold under Regulation S may not be offered, sold or delivered within the U.S., or for the account or benefit of, U.S. persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

(k)  Floating rate security. Rate shown is the rate in effect at October 31, 2014.

At October 31, 2014, aggregate cost for federal income tax purposes was $12,399,475,358. Net unrealized appreciation consisted of:

Gross unrealized appreciation	$2,916,146,297
Gross unrealized depreciation	(928,516,482)
Net unrealized appreciation	$1,987,629,815

Abbreviations used in this schedule include:

ADR  — American Depositary Receipt

FRN  — Floating Rate Note

NVDR  — Non-Voting Depository Receipt

PCL  — Public Company Limited

PLC  — Public Limited Company

RSP  — Represents Savings Shares

Currencies

EUR  — Euro

SGD  — Singapore Dollar

USD  — United States Dollar

First Eagle Funds | Annual Report | October 31, 2014

First Eagle Overseas Fund | Consolidated Schedule of Investments | Year Ended October 31, 2014

Restricted Securities	Acquisition Date	Cost	Carrying Value Per Share/Principal
Emin Leydier SA FRN 8.272% due 07/31/16	07/30/09	$14,240,891	$1.25
FINEL 9.50% due 06/30/17	06/22/05	14,365,843	0.94
FINEL	07/14/09	9,166,547	0.45
Legris Industries SA	04/30/04	23,119,325	21.12

Foreign Currency Exchange Contracts — Sales

Settlement Dates Through	Foreign Currency To be Delivered		U.S. $ To be Received	U.S. $ Value At October 31, 2014	Unrealized Appreciation At October 31, 2014	Unrealized Depreciation At October 31, 2014
12/17/14	8,201,000	British Pound	$13,751,273	$13,114,646	$636,627	$—
01/14/15	4,165,000	British Pound	7,116,673	6,658,979	457,694	—
02/12/15	17,053,000	British Pound	28,615,385	27,265,340	1,350,045	—
03/18/15	2,118,000	British Pound	3,379,756	3,384,141	—	(4,385)
12/17/14	13,243,000	Euro	17,924,401	16,600,044	1,324,357	—
01/14/15	57,343,000	Euro	78,102,886	71,893,046	6,209,840	—
02/12/15	239,476,000	Euro	324,437,380	300,252,543	24,184,837	—
03/18/15	145,121,000	Euro	188,214,681	182,025,758	6,188,923	—
04/15/15	78,073,000	Euro	99,107,428	97,946,142	1,161,286	—
12/17/14	5,731,657,000	Japanese Yen	56,234,064	51,050,319	5,183,745	—
01/14/15	18,808,837,000	Japanese Yen	185,906,754	167,598,008	18,308,746	—
02/12/15	25,690,129,000	Japanese Yen	252,236,941	228,823,002	23,413,939	—
03/18/15	22,278,232,000	Japanese Yen	209,018,455	198,642,251	10,376,204	—
04/15/15	14,082,404,000	Japanese Yen	131,417,197	125,603,835	5,813,362	—
			$1,595,463,274	$1,490,858,054	$104,609,605	$(4,385)

Foreign Currency Exchange Contracts — Purchases

Settlement Dates Through	Foreign Currency To be Received		U.S. $ To be Delivered	U.S. $ Value At October 31, 2014	Unrealized Appreciation At October 31, 2014	Unrealized Depreciation At October 31, 2014
02/12/15	1,075,000	British Pound	$1,736,738	$1,718,571	$—	$(18,167)
01/14/15	17,516,000	Euro	21,942,293	21,960,459	18,166	—
02/12/15	91,595,000	Euro	115,672,346	114,808,396	—	(863,950)
11/19/14	10,458,179,000	Japanese Yen	93,257,113	93,116,211	—	(140,902)
			$232,608,490	$231,603,637	$18,166	$(1,023,019)

First Eagle Funds | Annual Report | October 31, 2014

First Eagle Overseas Fund | Consolidated Schedule of Investments | Year Ended October 31, 2014

Affiliated Securities

Affiliated Securities	Shares October 31, 2013	Gross Additions	Gross Reductions	Shares October 31, 2014	Market Value October 31, 2014	Realized Gain / (Loss)	Dividend Income
As One Corporation	1,299,640	—	—	1,299,640	$37,025,132	$—	$843,701
Catalyst Paper Corporation*	1,266,835	—	1,266,835	—	—	(24,518,725)	—
Chofu Seisakusho Company Limited	2,023,800	—	—	2,023,800	59,727,549	—	564,858
FINEL	11,593,581	—	—	11,593,581	5,230,259	—	—
Fursys, Inc.	872,463	—	—	872,463	26,245,811	—	451,873
Gaumont SA*	364,373	—	—	364,373	18,127,578	—	429,841
Haw Par Corporation Limited	25,512,113	—	—	25,512,113	169,590,912	—	4,076,741
Japan Wool Textile Company Limited	6,407,900	—	312,700	6,095,200	40,806,503	(291,707)	998,838
Jumbo SA*	9,086,616	276,581	3,257,128	6,106,069	66,953,434	31,548,434	1,251,861
Laurent-Perrier	558,938	—	—	558,938	44,827,726	—	646,702
Legris Industries SA	896,416	—	—	896,416	18,928,343	—	—
Maezawa Kasei Industries Company Limited	2,068,330	—	—	2,068,330	21,010,145	—	486,185
Nitto Kohki Company Limited*	2,254,200	—	1,308,700	945,500	17,676,831	(119,527)	405,588
Robertet SA	235,837	—	—	235,837	48,763,962	—	777,645
T. Hasegawa Company Limited	3,206,911	—	—	3,206,911	48,706,790	—	970,391
Wienerberger AG*	5,915,786	—	1,330,648	4,585,138	55,447,609	1,126,737	640,517
Yomeishu Seizo Company Limited*	2,535,900	—	2,535,900	—	—	(4,587,274)	—
Total					$679,068,584	$3,157,938	$12,544,741

*Represents an unaffiliated issuer as of October 31, 2014, as such, amounts represented above will not agree to balances in the Statements of Assets and Liabilities and Statements of Operations.

First Eagle Funds | Annual Report | October 31, 2014

First Eagle Overseas Fund | Consolidated Schedule of Investments | Year Ended October 31, 2014

Industry Diversification for Portfolio Holdings	Percent of Net Assets
International Common Stocks Consumer Discretionary	9.24%
Consumer Staples	9.98
Energy	5.20
Financials	11.54
Health Care	5.30
Industrials	14.02
Information Technology	5.22
Materials	9.45
Telecommunication Services	2.62
Total International Common Stocks	72.57
U.S. Common Stock Materials	0.05
Total U.S. Common Stock	0.05
International Preferred Stocks Consumer Discretionary	0.44
Consumer Staples	0.05
Total International Preferred Stocks	0.49
Investment Company	0.00
Rights	0.15
Commodity	4.77
Term Loans	0.03
International Convertible Bond Consumer Staples	0.13
Total International Convertible Bond	0.13
International Corporate Bonds Financials	0.09
Materials	0.63
Total International Corporate Bonds	0.72
International Government Bond Government Issues	0.25
Total International Government Bond	0.25
Commercial Paper International Commercial Paper	7.71
U.S. Commercial Paper	12.07
Total Commercial Paper	19.78
Total Investments	98.94%

See Notes to Financial Statements.

First Eagle Funds | Annual Report | October 31, 2014

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First Eagle U.S. Value Fund

Fund Overview

Data as of October 31, 2014 (unaudited)

Investment Objective

The First Eagle U.S. Value Fund seeks long-term growth of capital by investing, under normal market conditions, at least 80% of its assets in domestic equity and debt securities. Management utilizes a highly disciplined, bottom-up, value-oriented approach in achieving its investment objective.

Average Annual Returns (%)			One-Year	Five-Years	Ten-Years
First Eagle U.S. Value Fund	Class A	without sales charge	8.93	11.40	8.06
		with sales charge	3.46	10.26	7.51
Standard & Poor's 500 Index			17.27	16.69	8.20
Consumer Price Index			1.66	1.89	2.21

Asset Allocation* (%)

Sector/Industry** (%)

Information Technology	24.31
Financials	22.89
Industrials	13.62
Energy	10.05
Consumer Discretionary	8.95
Materials	8.71
Commodity	6.03
Consumer Staples	2.31
Health Care	1.94
Warrant	0.68
Utilities	0.51

*  Asset Allocation and Sector/Industry percentages are based on total investments in the portfolio.

**Sector/Industry allocations exclude short term investments and options positions.

The Fund's portfolio composition is subject to change at any time.

First Eagle Funds | Annual Report | October 31, 2014

First Eagle U.S. Value Fund | Fund Overview

Growth of a $10,000 Initial Investment

Performance data quoted herein represents past performance and should not be considered indicative of future results. Performance data quoted herein does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. The average annual returns shown above are historical and reflect changes in share price, reinvested dividends and are net of expenses.

The average annual returns for Class A Shares with a sales charge gives effect to the deduction of the maximum sales charge of 5.00%.

The Standard & Poor's 500 Index is a widely recognized unmanaged index including a representative sample of 500 leading companies in leading sectors of the U.S. economy and is not available for purchase. Although the Standard & Poor's 500 Index focuses on the large-cap segment of the market, with approximately 80% coverage of U.S. equities, it is also considered a proxy for the total market. The Consumer Price Index (CPI) represents the change in price of all goods and services purchased for consumption by urban households.

Top 10 Holdings* (%)

Gold Bullion** (precious metal)	4.94
Microsoft Corporation (U.S. software developer)	4.11
Intel Corporation (U.S. computer components and related products manufacturer)	3.65
Oracle Corporation (U.S. software developer)	3.55
Comcast Corporation Class 'A' (U.S. cable/satellite television company)	3.46
Bank of New York Mellon Corporation (U.S. financial services company)	2.94
3M Company (U.S. industrial conglomerate)	2.50
Cintas Corporation (U.S. commercial services provider)	2.33
National Oilwell Varco, Inc. (U.S. energy & equipment services)	2.30
Berkshire Hathaway, Inc. Class 'A' (U.S. holding company)	2.04
Total	31.82

*  Holdings in cash, commercial paper and other short term cash equivalents have been excluded.

**The Fund invests in gold and precious metals through investment in a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the "Subsidiary"). Gold Bullion and commodities include the Fund's investment in the Subsidiary.

Percentages are based on total net assets.

First Eagle Funds | Annual Report | October 31, 2014

First Eagle U.S. Value Fund | Consolidated Schedule of Investments | Year Ended October 31, 2014

Shares	Description	Cost (Note 1)	Value (Note 1)
Common Stocks — 76.06%
U.S. Common Stocks — 69.36%
Consumer Discretionary — 7.32%
1,967,132	Comcast Corporation, Class 'A'	$38,059,758	$108,467,659
790,034	Omnicom Group, Inc.	25,724,873	56,771,843
374,011	McDonald's Corporation	36,900,898	35,056,051
489,138	H&R Block, Inc.	8,259,025	15,804,049
110,654	Bed Bath & Beyond, Inc. (a)	6,760,738	7,451,440
72,165	Ross Stores, Inc.	4,658,059	5,825,159
512	St. John Knits International, Inc. (a)(b)	15,872	2,560
		120,379,223	229,378,761
Consumer Staples — 1.89%
396,024	Colgate-Palmolive Company	15,232,688	26,486,085
235,901	Wal-Mart Stores, Inc.	11,087,014	17,992,169
332,638	Sysco Corporation	9,037,687	12,819,869
77,388	Limoneira Company	1,488,691	1,985,776
		36,846,080	59,283,899
Energy — 6.21%
993,377	National Oilwell Varco, Inc.	70,373,101	72,158,905
745,666	ConocoPhillips	32,965,299	53,799,802
675,280	Devon Energy Corporation	37,936,810	40,516,800
1,033,843	San Juan Basin Royalty Trust	20,806,015	18,774,589
114,653	SEACOR Holdings, Inc. (a)	7,325,758	9,453,140
		169,406,983	194,703,236
Financials — 18.05%
2,380,687	Bank of New York Mellon Corporation	56,858,996	92,180,201
305	Berkshire Hathaway, Inc., Class 'A' (a)	28,875,333	64,050,000
117,066	Alleghany Corporation (a)	34,293,700	52,010,082
548,595	American Express Company	14,606,626	49,346,120
1,239,070	BB&T Corporation	30,832,769	46,935,972
987,039	U.S. Bancorp	24,193,098	42,047,861
829,682	Cincinnati Financial Corporation	21,162,974	41,874,050
1,206,038	Weyerhaeuser Company, REIT	18,797,826	40,836,447
613,629	WR Berkley Corporation	16,784,004	31,626,439
704,065	Plum Creek Timber Company, Inc., REIT	24,818,314	28,873,706

First Eagle Funds | Annual Report | October 31, 2014

First Eagle U.S. Value Fund | Consolidated Schedule of Investments | Year Ended October 31, 2014

Shares	Description	Cost (Note 1)	Value (Note 1)
U.S. Common Stocks — 69.36% (continued)
Financials — 18.05% (continued)
252,026	Mastercard, Inc., Class 'A'	$5,790,386	$21,107,177
84,477	Visa, Inc., Class 'A'	6,092,810	20,395,282
312,033	American International Group, Inc.	16,446,372	16,715,608
294,492	Brown & Brown, Inc.	8,961,636	9,382,515
211,098	Rayonier, Inc., REIT	3,114,239	7,065,450
40,290	First American Financial Corporation	935,052	1,221,593
		312,564,135	565,668,503
Health Care — 1.59%
265,575	WellPoint, Inc.	11,395,889	33,645,697
149,770	Johnson & Johnson	8,850,248	16,142,210
		20,246,137	49,787,907
Industrials — 11.00%
510,027	3M Company	36,461,031	78,426,852
995,026	Cintas Corporation	28,203,047	72,875,704
372,827	Northrop Grumman Corporation	21,671,558	51,435,213
262,126	Lockheed Martin Corporation	18,533,193	49,953,352
344,610	Alliant Techsystems, Inc.	17,932,324	40,305,585
883,462	NOW, Inc. (a)	26,005,357	26,556,868
292,695	Deere & Company	24,304,617	25,037,130
		173,111,127	344,590,704
Information Technology — 19.91%
2,742,890	Microsoft Corporation	70,849,511	128,778,685
3,358,862	Intel Corporation (c)	66,526,606	114,234,897
2,848,600	Oracle Corporation	84,318,056	111,237,830
1,189,368	Teradata Corporation (a)	50,817,091	50,334,054
1,191,749	Comtech Telecommunications Corporation (d)	39,015,758	45,369,884
1,006,560	Linear Technology Corporation	25,870,008	43,121,030
1,667,965	Rofin-Sinar Technologies, Inc. (a)(d)	37,596,400	37,345,736
282,559	Automatic Data Processing, Inc.	8,953,685	23,107,675
500,691	Xilinx, Inc.	20,515,951	22,270,736
25,526	Google, Inc., Class 'A' (a)	6,486,951	14,495,450
25,526	Google, Inc., Class 'C' (a)	6,503,943	14,271,076
205,499	CommVault Systems, Inc. (a)	9,860,704	9,111,826

First Eagle Funds | Annual Report | October 31, 2014

First Eagle U.S. Value Fund | Consolidated Schedule of Investments | Year Ended October 31, 2014

Shares	Description	Cost (Note 1)	Value (Note 1)
U.S. Common Stocks — 69.36% (continued)
Information Technology — 19.91% (continued)
168,245	NetApp, Inc.	$5,327,723	$7,200,886
94,186	CDK Global, Inc. (a)	1,271,918	3,164,650
		433,914,305	624,044,415
Materials — 2.97%
529,751	Scotts Miracle-Gro Company, Class 'A'	22,767,001	31,382,449
200,444	Martin Marietta Materials, Inc.	16,857,497	23,435,912
375,975	Vulcan Materials Company	14,819,697	23,201,417
116,400	Deltic Timber Corporation	5,718,194	7,576,476
121,990	Royal Gold, Inc.	7,901,549	6,971,729
17,800	Newmont Mining Corporation	310,851	333,928
		68,374,789	92,901,911
Utilities — 0.42%
206,273	IDACorp, Inc.	6,422,914	13,042,642
Total U.S. Common Stocks		1,341,265,693	2,173,401,978
International Common Stocks — 6.70%
Australia — 0.69%
2,652,613	Newcrest Mining Limited (a)	61,341,378	21,755,664
Canada — 4.65%
1,450,750	Canadian Natural Resources Limited	41,684,927	50,625,968
1,143,141	Potash Corporation of Saskatchewan, Inc.	44,113,611	39,061,128
1,242,155	Goldcorp, Inc.	37,521,003	23,327,671
701,527	Agnico-Eagle Mines Limited	31,972,747	16,532,148
840,922	Barrick Gold Corporation	15,383,136	9,981,744
1,338,243	Penn West Petroleum Limited	16,814,906	6,048,858
		187,490,330	145,577,517
Mexico — 0.44%
1,225,181	Fresnillo PLC	26,986,918	13,670,461
South Africa — 0.21%
2,054,350	Gold Fields Limited, ADR	25,582,311	6,553,377
United Kingdom — 0.71%
549,959	Willis Group Holdings PLC	15,120,837	22,289,838
Total International Common Stocks		316,521,774	209,846,857
Total Common Stocks		1,657,787,467	2,383,248,835

First Eagle Funds | Annual Report | October 31, 2014

First Eagle U.S. Value Fund | Consolidated Schedule of Investments | Year Ended October 31, 2014

Shares	Description	Cost (Note 1)	Value (Note 1)
Investment Company — 0.00%
42,071	State Street Institutional U.S. Government Money Market Fund, Institutional Class	$42,071	$42,071
Warrant — 0.56%
United States — 0.56%
888,023	JPMorgan Chase & Company Warrant expire 10/28/18 (a)	10,637,399	17,582,855
Ounces
Commodity — 4.94%
132,121	Gold bullion (a)	157,908,533	154,834,322
Principal
Bonds — 0.40%
U.S. Corporate Bonds — 0.40%
$600,000	Bausch & Lomb, Inc. 7.125% due 08/01/28 (b)	525,250	597,000
6,542,000	Citgo Petroleum Corporation 6.25% due 08/15/22 (e)	6,552,017	6,689,195
5,193,000	Mueller Water Products, Inc. 7.375% due 06/01/17	4,653,215	5,296,860
Total U.S. Corporate Bonds		11,730,482	12,583,055
U.S. Treasury Bills — 4.15%
40,000,000	U.S. Treasury Bill 0.01% due 01/02/15	39,999,656	39,999,320
20,000,000	U.S. Treasury Bill 0.01% due 11/06/14	19,999,945	19,999,945
30,000,000	U.S. Treasury Bill 0.02% due 01/15/15	29,999,062	29,999,400
40,000,000	U.S. Treasury Bill 0.02% due 01/22/15	39,998,633	40,000,000
Total U.S. Treasury Bills		129,997,296	129,998,665

First Eagle Funds | Annual Report | October 31, 2014

First Eagle U.S. Value Fund | Consolidated Schedule of Investments | Year Ended October 31, 2014

Principal	Description	Cost (Note 1)	Value (Note 1)
Commercial Paper — 13.73%
International Commercial Paper — 4.17%
Australia — 0.23%
1,415,000 USD	Telstra Corporation Limited 0.12% due 01/06/15	$1,414,689	$1,414,539
5,687,000 USD	Telstra Corporation Limited 0.13% due 01/13/15	5,685,501	5,684,908
Canada — 0.71%
3,349,000 USD	Suncor Energy, Inc. 0.23% due 11/05/14	3,348,915	3,348,915
4,821,000 USD	Suncor Energy, Inc. 0.27% due 12/16/14	4,819,373	4,819,373
5,706,000 USD	Suncor Energy, Inc. 0.28% due 01/07/15	5,703,026	5,703,036
8,232,000 USD	Total Capital Limited 0.10% due 11/26/14	8,231,428	8,231,428
France — 0.38%
2,394,000 USD	Essilor International 0.09% due 11/17/14	2,393,904	2,393,904
324,000 USD	Essilor International 0.12% due 12/17/14	323,950	323,950
2,246,000 USD	GDF Suez SA 0.15% due 12/19/14	2,245,551	2,245,551
3,417,000 USD	GDF Suez SA 0.16% due 11/03/14	3,416,970	3,416,970
1,596,000 USD	GDF Suez SA 0.17% due 11/10/14	1,595,932	1,595,932
1,995,000 USD	L'Oreal USA, Inc. 0.08% due 11/03/14	1,994,991	1,994,991
Germany — 0.18%
878,000 USD	BASF AG 0.09% due 12/09/14	877,917	877,917
4,821,000 USD	Siemens Company 0.09% due 12/08/14	4,820,554	4,820,554
Italy — 0.26%
5,290,000 USD	Eni S.p.A. 0.19% due 11/03/14	5,289,944	5,289,944
1,431,000 USD	Eni S.p.A. 0.30% due 11/24/14	1,430,726	1,430,726
1,432,000 USD	Eni S.p.A. 0.30% due 12/11/14	1,431,522	1,431,522

First Eagle Funds | Annual Report | October 31, 2014

First Eagle U.S. Value Fund | Consolidated Schedule of Investments | Year Ended October 31, 2014

Principal	Description	Cost (Note 1)	Value (Note 1)
International Commercial Paper — 4.17% (continued)
Japan — 0.66%
8,468,000 USD	Hitachi Limited 0.21% due 11/03/14	$8,467,901	$8,467,901
7,433,000 USD	Hitachi Limited 0.24% due 11/03/14	7,432,901	7,432,901
930,000 USD	Honda Corporation 0.12% due 12/11/14	929,876	929,876
3,877,000 USD	Honda Corporation 0.13% due 11/12/14	3,876,846	3,876,846
Switzerland — 0.78%
1,374,000 USD	Nestlé SA 0.03% due 12/16/14	1,373,949	1,373,949
5,019,000 USD	Nestlé SA 0.09% due 12/10/14	5,018,511	5,018,511
4,821,000 USD	Roche Holdings, Inc. 0.06% due 11/19/14	4,820,855	4,820,855
4,142,000 USD	Roche Holdings, Inc. 0.06% due 12/19/14	4,141,669	4,141,669
3,990,000 USD	Roche Holdings, Inc. 0.08% due 12/11/14	3,989,645	3,989,645
5,257,000 USD	Roche Holdings, Inc. 0.09% due 11/13/14	5,256,842	5,256,842
United Kingdom — 0.97%
10,898,000 USD	AstraZeneca PLC 0.08% due 01/12/15	10,896,256	10,894,708
1,381,000 USD	AstraZeneca PLC 0.09% due 12/01/14	1,380,896	1,380,896
9,642,000 USD	GlaxoSmithKline PLC 0.13% due 12/15/14	9,640,468	9,640,468
5,564,000 USD	GlaxoSmithKline PLC 0.17% due 01/22/15	5,561,846	5,561,627
2,782,000 USD	Reed Elsevier, Inc. 0.22% due 12/18/14	2,781,201	2,781,201
Total International Commercial Paper		130,594,555	130,592,055
U.S. Commercial Paper — 9.56%
$2,275,000	3M Company 0.07% due 11/06/14	2,274,978	2,274,978
4,200,000	Abbott Laboratories 0.10% due 11/10/14	4,199,895	4,199,895

First Eagle Funds | Annual Report | October 31, 2014

First Eagle U.S. Value Fund | Consolidated Schedule of Investments | Year Ended October 31, 2014

Principal	Description	Cost (Note 1)	Value (Note 1)
U.S. Commercial Paper — 9.56% (continued)
$2,008,000	Abbott Laboratories 0.10% due 11/14/14	$2,007,928	$2,007,928
8,232,000	Abbott Laboratories 0.10% due 11/20/14	8,231,566	8,231,566
3,692,000	Abbott Laboratories 0.10% due 12/01/14	3,691,692	3,691,692
1,795,000	Abbott Laboratories 0.10% due 12/12/14	1,794,796	1,794,796
2,123,000	Abbott Laboratories 0.10% due 01/05/15	2,122,617	2,122,759
6,417,000	Abbott Laboratories 0.10% due 01/20/15	6,415,574	6,416,033
2,585,000	Apple, Inc. 0.09% due 11/06/14	2,584,968	2,584,968
3,347,000	Apple, Inc. 0.09% due 11/13/14	3,346,900	3,346,900
3,347,000	Apple, Inc. 0.09% due 11/14/14	3,346,891	3,346,891
1,543,000	Apple, Inc. 0.09% due 11/17/14	1,542,938	1,542,938
5,153,000	Apple, Inc. 0.11% due 12/15/14	5,152,307	5,152,307
7,780,000	Apple, Inc. 0.11% due 12/17/14	7,778,907	7,778,907
809,000	Apple, Inc. 0.11% due 01/05/15	808,840	808,786
4,984,000	Autozone, Inc. 0.25% due 11/17/14	4,983,446	4,983,446
507,000	Celgene Corporation 0.28% due 11/20/14	506,925	506,925
3,433,000	Chevron Corporation 0.07% due 12/12/14	3,432,726	3,432,726
8,022,000	Chevron Corporation 0.08% due 01/13/15	8,020,699	8,019,543
3,231,000	Chevron Corporation 0.09% due 11/13/14	3,230,903	3,230,903
1,381,000	Chevron Corporation 0.09% due 12/03/14	1,380,890	1,380,890
4,748,000	Chevron Corporation 0.10% due 11/04/14	4,747,960	4,747,960

First Eagle Funds | Annual Report | October 31, 2014

First Eagle U.S. Value Fund | Consolidated Schedule of Investments | Year Ended October 31, 2014

Principal	Description	Cost (Note 1)	Value (Note 1)
U.S. Commercial Paper — 9.56% (continued)
$2,682,000	Chevron Corporation 0.10% due 11/06/14	$2,681,963	$2,681,963
4,291,000	Chevron Corporation 0.10% due 11/07/14	4,290,928	4,290,928
1,995,000	Chevron Corporation 0.10% due 12/10/14	1,994,784	1,994,784
7,035,000	Chevron Corporation 0.10% due 01/16/15	7,033,515	7,032,728
1,619,000	Chevron Corporation 0.12% due 01/15/15	1,618,595	1,618,484
707,000	Coca-Cola Company 0.10% due 01/07/15	706,869	706,876
3,347,000	Coca-Cola Company 0.11% due 11/13/14	3,346,877	3,346,877
5,364,000	Coca-Cola Company 0.12% due 11/05/14	5,363,928	5,363,928
5,723,000	Coca-Cola Company 0.13% due 11/20/14	5,722,607	5,722,607
1,145,000	ConocoPhillips 0.13% due 11/07/14	1,144,975	1,144,975
362,000	Corning, Inc. 0.21% due 11/21/14	361,958	361,958
1,391,000	Corning, Inc. 0.21% due 11/24/14	1,390,813	1,390,813
5,119,000	Dominion Resources, Inc. 0.30% due 01/07/15	5,116,142	5,116,341
14,266,000	Duke Energy Corporation 0.33% due 01/14/15	14,256,323	14,258,719
1,357,000	DuPont 0.08% due 11/04/14	1,356,991	1,356,991
5,266,000	DuPont 0.08% due 11/10/14	5,265,895	5,265,895
814,000	Emerson Electric Company 0.09% due 12/08/14	813,925	813,925
1,086,000	Emerson Electric Company 0.09% due 12/11/14	1,085,891	1,085,891
8,376,000	Emerson Electric Company 0.10% due 01/30/15	8,373,906	8,373,883
4,821,000	Exxon Mobil Corporation 0.08% due 12/03/14	4,820,657	4,820,657

First Eagle Funds | Annual Report | October 31, 2014

First Eagle U.S. Value Fund | Consolidated Schedule of Investments | Year Ended October 31, 2014

Principal	Description	Cost (Note 1)	Value (Note 1)
U.S. Commercial Paper — 9.56% (continued)
$4,523,000	Google, Inc. 0.07% due 11/18/14	$4,522,851	$4,522,851
11,374,000	Google, Inc. 0.09% due 01/14/15	11,371,896	11,372,460
1,995,000	Honeywell International, Inc. 0.08% due 11/13/14	1,994,947	1,994,947
2,428,000	International Business Machines Corporation 0.10% due 12/03/14	2,427,784	2,427,784
5,985,000	International Business Machines Corporation 0.10% due 12/10/14	5,984,352	5,984,352
1,551,000	International Business Machines Corporation 0.10% due 12/12/14	1,550,823	1,550,823
7,511,000	International Business Machines Corporation 0.10% due 12/17/14	7,510,040	7,510,040
1,795,000	Medtronic, Inc. 0.08% due 11/04/14	1,794,988	1,794,988
10,015,000	MetLife 0.12% due 01/05/15	10,012,830	10,011,989
1,087,000	MetLife 0.13% due 12/15/14	1,086,827	1,086,827
3,412,000	Microsoft Corporation 0.06% due 12/04/14	3,411,812	3,411,812
2,681,000	Omnicom Group, Inc. 0.30% due 12/02/14	2,680,307	2,680,307
5,449,000	Omnicom Group, Inc. 0.30% due 12/18/14	5,446,866	5,446,866
1,415,000	PepsiCo, Inc. 0.07% due 12/16/14	1,414,876	1,414,876
3,814,000	PepsiCo, Inc. 0.07% due 12/18/14	3,813,651	3,813,651
2,908,000	PepsiCo, Inc. 0.08% due 11/04/14	2,907,981	2,907,981
7,409,000	PepsiCo, Inc. 0.08% due 11/05/14	7,408,934	7,408,934
3,833,000	PepsiCo, Inc. 0.08% due 12/11/14	3,832,659	3,832,659

First Eagle Funds | Annual Report | October 31, 2014

First Eagle U.S. Value Fund | Consolidated Schedule of Investments | Year Ended October 31, 2014

Principal	Description	Cost (Note 1)	Value (Note 1)
U.S. Commercial Paper — 9.56% (continued)
$1,214,000	Philip Morris International, Inc. 0.07% due 11/03/14	$1,213,995	$1,213,995
6,581,000	Philip Morris International, Inc. 0.09% due 12/05/14	6,580,441	6,580,441
5,449,000	Philip Morris International, Inc. 0.09% due 12/10/14	5,448,469	5,448,469
14,071,000	Philip Morris International, Inc. 0.11% due 12/18/14	14,068,979	14,068,979
4,339,000	Precision Castparts Corporation 0.10% due 11/17/14	4,338,807	4,338,807
290,000	Precision Castparts Corporation 0.11% due 12/09/14	289,966	289,966
7,231,000	Schlumberger Investments SA 0.12% due 12/15/14	7,229,939	7,229,939
2,782,000	Schlumberger Investments SA 0.12% due 12/23/14	2,781,518	2,781,518
10,470,000	United Parcel Service, Inc. 0.04% due 02/02/15	10,468,918	10,467,239
2,761,000	United Parcel Service, Inc. 0.08% due 12/05/14	2,760,791	2,760,791
2,761,000	United Parcel Service, Inc. 0.08% due 12/09/14	2,760,767	2,760,767
3,412,000	Wal-Mart Stores, Inc. 0.08% due 12/01/14	3,411,773	3,411,773
725,000	Whirlpool Corporation 0.33% due 11/04/14	724,980	724,980
Total U.S. Commercial Paper		299,605,655	299,604,771
Total Commercial Paper		430,200,210	430,196,826
Total Investment Portfolio Excluding Options Written — 99.84%		$2,398,303,458	$3,128,486,629

Contracts		Strike Price	Expiration Date	Value (Note 1)
Covered Call Options Written — (0.01)%
4,500	Intel Corporation (Premium Received $269,147)	$37.00	January 2015	$(175,500)
Total Investments — 99.83% (Cost: $2,398,034,311)				3,128,311,129
Other Assets in Excess of Liabilities — 0.17%				5,317,258
Net Assets — 100.00%				$3,133,628,387

First Eagle Funds | Annual Report | October 31, 2014

First Eagle U.S. Value Fund | Consolidated Schedule of Investments | Year Ended October 31, 2014

(a)  Non-income producing security/commodity.

(b)  Security is deemed illiquid. At October 31, 2014, the value of these securities amounted to $599,560 or 0.02% of net assets.

(c)  At October 31, 2014, all or a portion of this security was segregated to cover collateral requirement for options.

(d)  An affiliate of the Fund as defined by the Investment Company Act of 1940. An affiliate is defined as a company in which the Fund directly or indirectly owns, controls, or holds power to vote 5% or more of the outstanding voting securities.

(e)All or a portion of the security is exempt from registration under the Securities Act of 1933. Rule 144A securities may only be sold to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.

At October 31, 2014, aggregate cost for federal income tax purposes was $2,390,742,128. Net unrealized appreciation consisted of:

Gross unrealized appreciation	$869,737,652
Gross unrealized depreciation	(132,168,651)
Net unrealized appreciation	$737,569,001

Abbreviations used in this schedule include:

ADR  — American Depositary Receipt

PLC  — Public Limited Company

REIT  — Real Estate Investment Trust

Currency

USD  — United States Dollar

Affiliated Securities

Affiliated Securities	Shares October 31, 2013	Gross Additions	Gross Reductions	Shares October 31, 2014	Market Value October 31, 2014	Realized Gain / (Loss)	Dividend Income
Comtech Telecommunications Corporation	16,709	1,175,040	—	1,191,749	$45,369,884	$—	$1,043,989
Rofin-Sinar Technologies, Inc.	1,840,310	—	172,345	1,667,965	37,345,736	(828,375)	—
Total					$82,715,620	$(828,375)	$1,043,989

First Eagle Funds | Annual Report | October 31, 2014

First Eagle U.S. Value Fund | Consolidated Schedule of Investments | Year Ended October 31, 2014

Industry Diversification for Portfolio Holdings	Percent of Net Assets
U.S. Common Stocks Consumer Discretionary	7.32%
Consumer Staples	1.89
Energy	6.21
Financials	18.05
Health Care	1.59
Industrials	11.00
Information Technology	19.91
Materials	2.97
Utilities	0.42
Total U.S. Common Stocks	69.36
International Common Stocks Energy	1.81
Financials	0.71
Materials	4.18
Total International Common Stocks	6.70
Investment Company	0.00 *
Warrant	0.56
Commodity	4.94
U.S. Corporate Bonds Consumer Discretionary	0.02
Energy	0.21
Industrials	0.17
Total U.S. Corporate Bonds	0.40
U.S. Treasury Bills	4.15
Commercial Paper International Commercial Paper	4.17
U.S. Commercial Paper	9.56
Total Commercial Paper	13.73
Covered Call Options Written	(0.01)
Total Investments	99.83%

*Less then 0.01%

See Notes to Financial Statements.

First Eagle Funds | Annual Report | October 31, 2014

First Eagle Gold Fund

Fund Overview

Data as of October 31, 2014 (unaudited)

Investment Objective

The First Eagle Gold Fund is a non-diversified fund. The Fund seeks to provide investors the opportunity to participate in the investment characteristics of gold (and, to a limited extent, other precious metals) for a portion of their overall investment portfolio. In seeking to achieve its objective, the Fund invests primarily in gold, gold related securities and issuers principally engaged in the gold industry.

Average Annual Returns (%)			One-Year	Five-Years	Ten-Years
First Eagle Gold Fund	Class A	without sales load	-21.02	-9.70	2.14
		with sales load	-24.99	-10.62	1.62
FTSE Gold Mines Index			-31.76	-17.97	-5.00
MSCI World Index			8.67	11.41	6.93
Consumer Price Index			1.66	1.89	2.21

Asset Allocation* (%)

Countries** (%)

United States	39.23
Canada	33.76
Mexico	7.43
South Africa	6.37
Africa	6.09
Australia	5.38
Channel Island	0.15

*  Asset Allocation and Countries percentages are based on total investments in the portfolio.

**Country allocations reflect country of the issuer (not currency of issue) and exclude short term investments. Bonds of non-U.S. issuers may be U.S. dollar denominated.

The Fund's portfolio composition is subject to change at any time.

First Eagle Funds | Annual Report | October 31, 2014

First Eagle Gold Fund | Fund Overview

Growth of a $10,000 Initial Investment

Performance data quoted herein represents past performance and should not be considered indicative of future results. Performance data quoted herein does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. The average annual returns shown above are historical and reflect changes in share price, reinvested dividends and are net of expenses.

The average annual returns for Class A Shares with a sales charge give effect to the deduction of the maximum sales charge of 5.00%.

The MSCI World Index is a widely followed, unmanaged group of stocks from 23 international markets and is not available for purchase. The index provides total returns in U.S. dollars with net dividends reinvested. The FTSE Gold Mines Index Series is designed to reflect the performance of the worldwide market in the shares of companies whose principal activity is the mining of gold. The FTSE Gold Mines Index encompasses all gold mining companies that have a sustainable, attributable gold production of at least 300,000 ounces a year and that derive 51% or more of their revenue from mined gold. The Index is unmanaged, is available with dividends reinvested and is not available for purchase. The Consumer Price Index (CPI) represents the change in price of all goods and services purchased for consumption by urban households.

Top 10 Holdings* (%)

Gold Bullion** (United States)	22.91
Randgold Resources Limited ADR (Africa)	6.11
Goldcorp, Inc. (Canada)	5.84
Agnico-Eagle Mines Limited (Canada)	5.53
Newcrest Mining Limited (Australia)	5.34
Royal Gold, Inc. (United States)	5.26
Fresnillo PLC (Mexico)	4.54
Franco-Nevada Corporation (Canada)	4.53
Tahoe Resources, Inc. (United States)	4.52
Gold Fields Limited ADR (South Africa)	3.83
Total	68.41

*  Holdings in cash, commercial paper and other short term cash equivalents have been excluded.

**The Fund invests in gold and precious metals through investment in a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the "Subsidiary"). Gold Bullion and commodities include the Fund's investment in the Subsidiary.

Percentages are based on total net assets.

First Eagle Funds | Annual Report | October 31, 2014

First Eagle Gold Fund | Consolidated Schedule of Investments | Year Ended October 31, 2014

Shares	Description	Cost (Note 1)	Value (Note 1)
Common Stocks — 70.18%
International Common Stocks — 56.64%
Africa — 6.11%
1,050,128	Randgold Resources Limited, ADR	$17,918,841	$61,127,951
Australia — 5.40%
6,509,949	Newcrest Mining Limited (a)	169,218,516	53,391,981
6,800,000	St. Augustine Gold and Copper Limited (a)(b)	6,754,606	603,345
		175,973,122	53,995,326
Canada — 31.13%
3,107,527	Goldcorp, Inc.	94,710,184	58,359,357
2,346,710	Agnico-Eagle Mines Limited	83,643,576	55,302,442
968,033	Franco-Nevada Corporation	16,689,933	45,316,021
3,139,764	Barrick Gold Corporation	83,670,621	37,268,999
6,443,257	Eldorado Gold Corporation	64,771,164	35,216,240
6,359,731	New Gold, Inc. (a)	15,482,255	23,079,100
10,713,452	Kinross Gold Corporation (a)	118,992,331	23,033,922
1,516,060	Detour Gold Corporation (a)(c)	25,395,963	8,878,041
634,594	Osisko Gold Royalties Limited (a)	9,260,898	7,927,850
2,991,219	IAMGOLD Corporation (a)	11,101,092	5,679,614
415,900	Virginia Mines, Inc. (a)	4,817,485	3,763,968
1,300,000	Dundee Precious Metals, Inc. (a)(c)	1,969,513	3,702,586
1,071,100	Primero Mining Corporation (a)	6,046,087	3,658,875
		536,551,102	311,187,015
Channel Island — 0.15%
3,066,400	Lydian International Limited (a)	6,767,759	1,496,402
Mexico — 7.46%
4,063,583	Fresnillo PLC	15,751,246	45,341,098
1,289,602	Industrias Peñoles S.A.B. de C.V.	2,490,226	29,208,474
		18,241,472	74,549,572
South Africa — 6.39%
11,995,180	Gold Fields Limited, ADR	102,368,061	38,264,624
3,100,849	AngloGold Ashanti Limited, ADR (a)	86,438,026	25,644,021
		188,806,087	63,908,645
Total International Common Stocks		944,258,383	566,264,911

First Eagle Funds | Annual Report | October 31, 2014

First Eagle Gold Fund | Consolidated Schedule of Investments | Year Ended October 31, 2014

Shares	Description	Cost (Note 1)	Value (Note 1)
U.S. Common Stocks — 13.54%
Materials — 13.54%
920,991	Royal Gold, Inc.	$18,434,118	$52,634,636
2,609,390	Tahoe Resources, Inc. (a)(b)	35,373,418	45,216,616
2,001,277	Newmont Mining Corporation	72,227,236	37,543,956
Total U.S. Common Stocks		126,034,772	135,395,208
Total Common Stocks		1,070,293,155	701,660,119
Investment Company — 0.02%
160,878	State Street Institutional U.S. Government Money Market Fund, Institutional Class	160,878	160,878
Ounces
Commodities — 25.82%
195,403	Gold bullion (a)	135,499,267	228,995,040
1,799,726	Silver bullion (a)	35,595,409	29,093,459
Total Commodities		171,094,676	258,088,499
Principal
International Convertible Bonds — 2.76%
Canada — 2.76%
30,000,000 USD	Detour Gold Corporation 5.50% due 11/30/17 (d)(e)(f)	30,000,000	27,618,750
South Africa — 0.00%
1,916,047 CAD	Great Basin Gold Limited 8.00% due 11/30/14 (c)(d)(e)(g)(h)	1,819,811	0
Total International Bonds		31,819,811	27,618,750
International Commercial Paper — 1.59%
Italy — 0.40%
3,972,000 USD	Eni S.p.A. 0.19% due 11/03/14	3,971,958	3,971,958

First Eagle Funds | Annual Report | October 31, 2014

First Eagle Gold Fund | Consolidated Schedule of Investments | Year Ended October 31, 2014

Principal	Description	Cost (Note 1)	Value (Note 1)
International Commercial Paper — 1.59% (continued)
Japan — 1.19%
6,359,000 USD	Hitachi Limited 0.21% due 11/03/14	$6,358,926	$6,358,926
5,581,000 USD	Hitachi Limited 0.24% due 11/03/14	5,580,926	5,580,926
Total International Commercial Paper		15,911,810	15,911,810
Total Investments — 100.37%		$1,289,280,330	1,003,440,056
Liabilities in Excess of Other Assets — (0.37)%			(3,690,598)
Net Assets — 100.00%			$999,749,458

(a)  Non-income producing security/commodity.

(b)  Represents a security registered under Regulation D. Regulation D provides exemptions for small companies to offer and sell their securities without having to register the securities under the Securities Act of 1933.

(c)  All or a portion of the security is exempt from registration under the Securities Act of 1933. Rule 144A securities may only be sold to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.

(d)  Securities valued in accordance with fair value procedures under the supervision of the Board of Trustees, representing $27,618,750 or 2.76% of net assets.

(e)  Security is deemed illiquid. At October 31, 2014, the value of these securities amounted to $27,618,750 or 2.76% of net assets.

(f)  This security is convertible until November 30, 2017.

(g)  Issuer is in default.

(h)  This security is convertible until November 30, 2014.

At October 31, 2014, aggregate cost for federal income tax purposes was $1,358,405,211.
Net unrealized depreciation consisted of:

Gross unrealized appreciation	$205,887,824
Gross unrealized depreciation	(560,852,979)
Net unrealized depreciation	$(354,965,155)

Abbreviations used in this schedule include:

ADR  — American Depositary Receipt

PLC  — Public Limited Company

Currencies

CAD  — Canadian Dollar

USD  — United States Dollar

First Eagle Funds | Annual Report | October 31, 2014

First Eagle Gold Fund | Consolidated Schedule of Investments | Year Ended October 31, 2014

Industry Diversification for Portfolio Holdings	Percent of Net Assets
International Common Stocks Materials	56.64%
Total International Common Stocks	56.64
U.S. Common Stocks Materials	13.54
Total U.S. Common Stocks	13.54
Investment Company	0.02
Commodities	25.82
International Convertible Bonds Materials	2.76
Total International Convertible Bonds	2.76
International Commercial Paper	1.59
Total Investments	100.37%

See Notes to Financial Statements.

First Eagle Funds | Annual Report | October 31, 2014

First Eagle Global Income Builder Fund

Fund Overview

Data as of October 31, 2014 (unaudited)

Investment Objective

First Eagle Global Income Builder Fund seeks current income generation and long-term growth of capital. Fundamental research drives the identification of income-producing investment opportunities across all market environments.

Average Annual Returns^ (%)			One-Year	Three-Years	Since Inception (05/01/12)
First Eagle Global Income Builder	Class A	without sales load	4.67	—	8.84
		with sales load	-0.55	—	6.61
MSCI World Index			8.67	14.37	13.93
Barclays Capital U.S. Aggregate Bond Index			4.14	2.73	2.34

Asset Allocation* (%)

Countries** (%)

United States	45.19
France	9.40
Canada	7.49
United Kingdom	3.32
Japan	3.24
Hong Kong	3.09
Singapore	2.49
Switzerland	2.02
Netherlands	1.70
Australia	1.59
Sweden	1.56
Ireland	1.33
Italy	1.12
Germany	0.94
Austria	0.93
Israel	0.84
Norway	0.74
Belgium	0.69
South Korea	0.59
Denmark	0.46
Russia	0.35
Chile	0.35
South Africa	0.34
Brazil	0.23
Luxembourg	0.18
Mexico	0.18
Romania	0.14
Thailand	0.08
Mauritius	0.06

^  Performance figures reflect certain fee waivers and/or expense limitations, without which returns may have been lower.

*  Asset Allocation and Countries percentages are based on total investments in the portfolio.

**Country allocations reflect country of the issuer (not currency of issue) and exclude short term investments. Bonds of non-U.S. issuers may be U.S. dollar denominated.

The Fund's portfolio composition is subject to change at any time.

First Eagle Funds | Annual Report | October 31, 2014

First Eagle Global Income Builder Fund | Fund Overview

Growth of a $10,000 Initial Investment

Performance data quoted herein represents past performance and should not be considered indicative of future results. Performance data quoted herein does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. The average annual returns shown above are historical and reflect changes in share price, reinvested dividends and are net of expenses.

The average annual returns for Class A Shares give effect to the deduction of the maximum sales charge of 5.00%.

The MSCI World Index is a widely followed, unmanaged group of stocks from 23 international markets and is not available for purchase. The index provides total returns in U.S. dollars with net dividends reinvested. The Barclays Capital U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrad ARM passthroughs, ABS, and CMBS. The index is presented here for comparison purposes only. One cannot invest directly in an index.

Top 10 Holdings* (%)

Bouygues SA (French holding company)	1.64
Microsoft Corporation (U.S. software developer)	1.57
GlaxoSmithKline PLC (U.K. pharmaceutical company)	1.41
Mandarin Oriental International Limited (Hong Kong hotels & resorts operator)	1.38
Intel Corporation (U.S. semiconductor manufactuer)	1.32
Hoya Corporation (Japanese electronic/optical products)	1.32
ACCO Brands Corporation (U.S. office supplies manufacturer)	1.31
Nestlé SA (Swiss food and nutrition company)	1.31
ConocoPhillips (U.S. energy company)	1.24
Jardine Matheson Holdings Limited (Hong Kong industrials company)	1.24
Total	13.74

*Holdings in cash, commercial paper and other short term cash equivalents have been excluded.

Percentages are based on total net assets.

First Eagle Funds | Annual Report | October 31, 2014

First Eagle Global Income Builder Fund | Schedule of Investments | Year Ended October 31, 2014

Shares	Description	Cost (Note 1)	Value (Note 1)
Common Stocks — 52.29%
U.S. Common Stocks — 15.13%
Consumer Discretionary — 1.36%
155,062	McDonald's Corporation	$15,045,034	$14,533,961
100,083	H&R Block, Inc.	2,262,066	3,233,682
		17,307,100	17,767,643
Consumer Staples — 0.92%
57,957	Wal-Mart Stores, Inc.	4,382,312	4,420,380
101,562	Sysco Corporation	3,573,846	3,914,200
55,190	Colgate-Palmolive Company	3,193,019	3,691,107
		11,149,177	12,025,687
Energy — 2.22%
224,872	ConocoPhillips	15,155,296	16,224,515
356,080	San Juan Basin Royalty Trust	6,002,453	6,466,413
87,144	National Oilwell Varco, Inc.	6,495,788	6,330,140
		27,653,537	29,021,068
Financials — 2.83%
351,627	Plum Creek Timber Company, Inc., REIT	15,239,233	14,420,223
216,982	Weyerhaeuser Company, REIT	6,201,265	7,347,010
214,965	Rayonier, Inc., REIT	7,575,781	7,194,879
141,299	BB&T Corporation	5,038,849	5,352,406
54,038	Cincinnati Financial Corporation	2,380,622	2,727,298
		36,435,750	37,041,816
Industrials — 2.25%
57,042	Lockheed Martin Corporation	6,624,962	10,870,494
78,985	Deere & Company	6,476,128	6,756,377
38,630	3M Company	4,405,496	5,940,135
42,989	Northrop Grumman Corporation	4,560,359	5,930,762
		22,066,945	29,497,768
Information Technology — 5.55%
436,562	Microsoft Corporation	14,874,211	20,496,586
509,667	Intel Corporation	12,400,539	17,333,775
410,673	Comtech Telecommunications Corporation	13,924,189	15,634,321
205,352	Xilinx, Inc.	8,581,584	9,134,057
First Eagle Funds | Annual Report | October 31, 2014

First Eagle Global Income Builder Fund | Schedule of Investments | Year Ended October 31, 2014

Shares	Description	Cost (Note 1)	Value (Note 1)
U.S. Common Stocks — 15.13% (continued)
Information Technology — 5.55% (continued)
150,979	Linear Technology Corporation	$5,879,420	$6,467,941
37,881	Automatic Data Processing, Inc.	2,180,639	3,097,908
12,627	CDK Global, Inc. (a)	309,772	424,267
		58,150,354	72,588,855
Total U.S. Common Stocks		172,762,863	197,942,837
International Common Stocks — 37.16%
Australia — 0.13%
199,905	Newcrest Mining Limited (a)	3,410,518	1,639,540
Austria — 0.93%
93,650	Mayr Melnhof Karton AG	10,892,292	10,042,282
66,274	OMV AG	2,576,229	2,083,341
		13,468,521	12,125,623
Belgium — 0.68%
100,327	Groupe Bruxelles Lambert SA	8,638,231	8,957,891
Bermuda — 1.75%
270,400	Jardine Matheson Holdings Limited	15,184,157	16,196,960
610,721	Hiscox Limited	6,659,518	6,653,171
		21,843,675	22,850,131
Brazil — 0.23%
2,327,300	Brasil Brokers Participacoes SA	3,646,490	2,977,336
Canada — 4.12%
637,347	Cenovus Energy, Inc.	18,238,183	15,780,712
478,005	Goldcorp, Inc.	12,478,029	8,976,934
810,875	TransAlta Renewables, Inc.	8,621,744	8,741,521
362,637	Agnico-Eagle Mines Limited	11,031,105	8,545,884
240,302	Potash Corporation of Saskatchewan, Inc.	8,495,874	8,211,119
802,054	Penn West Petroleum Limited	7,396,382	3,625,284
		66,261,317	53,881,454
Chile — 0.35%
212,458	Cia Cervecerias Unidas SA, ADR	4,749,289	4,527,480
Denmark — 0.46%
214,857	ISS AS (a)	7,226,094	5,990,457

First Eagle Funds | Annual Report | October 31, 2014

First Eagle Global Income Builder Fund | Schedule of Investments | Year Ended October 31, 2014

Shares	Description	Cost (Note 1)	Value (Note 1)
International Common Stocks — 37.16% (continued)
France — 7.71%
622,282	Bouygues SA	$20,578,568	$21,483,841
262,122	Total SA	15,397,407	15,576,437
590,224	Vivendi SA (a)	15,854,588	14,404,475
152,429	Sanofi	14,870,336	14,070,269
236,284	Compagnie de Saint-Gobain	11,954,426	10,139,921
115,658	Neopost SA	7,812,283	8,030,950
269,264	Carrefour SA	8,593,170	7,885,697
87,000	Danone SA	5,989,108	5,911,285
43,918	Legrand SA	2,160,460	2,363,239
10,307	Thermador Groupe	944,745	961,613
		104,155,091	100,827,727
Germany — 0.94%
197,473	Hamburger Hafen und Logistik AG	4,717,771	4,321,947
49,077	HeidelbergCement AG	3,224,022	3,340,726
31,212	Daimler AG	1,865,022	2,426,199
120,109	SMT Scharf AG	3,295,904	2,241,915
		13,102,719	12,330,787
Hong Kong — 3.09%
10,249,000	Mandarin Oriental International Limited	18,027,085	18,038,240
3,209,081	Hopewell Holdings Limited	11,098,095	11,400,190
1,673,324	Great Eagle Holdings Limited	5,880,628	5,631,581
973,320	Hysan Development Company Limited	4,580,996	4,449,197
67,700	Guoco Group Limited	589,955	831,939
160,379	Hopewell Highway Infrastructure Limited	77,736	77,551
		40,254,495	40,428,698
Ireland — 1.33%
674,069	CRH PLC	16,027,463	14,945,356
583,769	Beazley PLC	2,389,195	2,446,702
		18,416,658	17,392,058
Israel — 0.16%
318,065	Israel Chemicals Limited	3,160,135	2,136,642

First Eagle Funds | Annual Report | October 31, 2014

First Eagle Global Income Builder Fund | Schedule of Investments | Year Ended October 31, 2014

Shares	Description	Cost (Note 1)	Value (Note 1)
International Common Stocks — 37.16% (continued)
Italy — 1.12%
585,468	Eni S.p.A	$14,277,150	$12,472,548
261,853	Italcementi S.p.A.	968,200	1,495,011
41,871	Recordati S.p.A.	355,865	724,095
		15,601,215	14,691,654
Japan — 3.24%
495,900	Hoya Corporation	12,518,637	17,251,095
698,500	Astellas Pharma, Inc.	7,622,673	10,565,337
125,700	KDDI Corporation	7,315,410	8,085,310
232,400	Sompo Japan Nipponkoa Holdings, Inc.	5,520,885	5,687,671
20,700	FamilyMart Company Limited	814,546	816,390
		33,792,151	42,405,803
Mexico — 0.18%
213,164	Fresnillo PLC	3,948,942	2,378,465
Netherlands — 1.50%
346,853	Sligro Food Group NV	12,977,618	12,802,877
45,303	HAL Trust	5,857,372	6,869,347
		18,834,990	19,672,224
Norway — 0.62%
1,056,341	Orkla ASA	8,431,052	8,073,355
Romania — 0.14%
200,000	Societatea Nationala de Gaze Naturale ROMGAZ SA, GDR (b)(c)(d)	1,850,000	1,886,000
Russia — 0.35%
687,492	Gazprom OAO, ADR	5,077,143	4,556,697
Singapore — 2.32%
12,482,500	Frasers Commercial Trust, REIT	12,785,664	13,797,112
18,854,398	Asian Pay Television Trust	12,212,398	12,548,074
2,892,000	Overseas Education Limited	2,149,480	2,031,626
828,000	Singapore Airport Terminal Services Limited	1,962,072	1,997,976
		29,109,614	30,374,788
South Korea — 0.59%
87,174	KT&G Corporation	6,866,244	7,748,945

First Eagle Funds | Annual Report | October 31, 2014

First Eagle Global Income Builder Fund | Schedule of Investments | Year Ended October 31, 2014

Shares	Description	Cost (Note 1)	Value (Note 1)
International Common Stocks — 37.16% (continued)
Sweden — 0.67%
249,166	Investor AB, Class 'A'	$7,542,883	$8,732,781
Switzerland — 1.58%
234,077	Nestlé SA	16,481,580	17,127,289
12,214	APG SGA SA	3,645,125	3,554,456
		20,126,705	20,681,745
Thailand — 0.08%
1,762,000	Thai Beverage PCL	512,015	1,049,218
United Kingdom — 2.89%
817,123	GlaxoSmithKline PLC	20,233,808	18,528,881
191,462	British American Tobacco PLC	10,655,043	10,863,818
2,208,461	WM Morrison Supermarkets PLC	8,738,740	5,468,892
102,297	Diageo PLC	2,812,469	3,007,787
		42,440,060	37,869,378
Total International Common Stocks		502,466,247	486,186,877
Total Common Stocks		675,229,110	684,129,714
Closed-End Fund — 0.17%
Singapore — 0.17%
30,818,200	Macquarie International Infrastructure Fund Limited	3,229,698	2,230,943
Ounces
Commodity — 1.17%
13,042	Gold bullion (a)	16,990,468	15,284,397
Principal
Bonds — 30.09%
U.S. Corporate Bonds — 19.97%
$16,100,000	ACCO Brands Corporation 6.75% due 04/30/20	16,660,473	17,186,750
852,000	Air Medical Group Holdings, Inc. 9.25% due 11/01/18	882,315	893,535
4,860,000	Aleris International, Inc. 7.625% due 02/15/18	4,991,424	5,036,175

First Eagle Funds | Annual Report | October 31, 2014

First Eagle Global Income Builder Fund | Schedule of Investments | Year Ended October 31, 2014

Principal	Description	Cost (Note 1)	Value (Note 1)
U.S. Corporate Bonds — 19.97% (continued)
$5,990,000	Aleris International, Inc. 7.875% due 11/01/20	$6,048,158	$6,259,550
881,000	American Axle & Manufacturing, Inc. 6.25% due 03/15/21	881,000	929,455
2,522,000	American Axle & Manufacturing, Inc. 6.625% due 10/15/22	2,564,557	2,704,845
2,475,000	Basic Energy Services, Inc. 7.75% due 02/15/19	2,471,688	2,425,500
4,975,000	Basic Energy Services, Inc. 7.75% due 10/15/22	5,024,565	4,875,500
13,350,000	Bi-Lo LLC 9.25% due 02/15/19 (d)	14,010,925	13,283,250
4,009,000	Carrizo Oil & Gas, Inc. 7.50% due 09/15/20 (d)	4,152,162	4,069,135
10,501,000	Carrizo Oil & Gas, Inc. 8.625% due 10/15/18	10,930,306	10,973,545
6,000,000	CCO Holdings LLC 7.375% due 06/01/20	6,424,075	6,446,250
6,958,000	CCO Holdings LLC 8.125% due 04/30/20	7,366,424	7,392,875
6,624,000	CenturyLink, Inc. Series 'W' 6.75% due 12/01/23	6,730,075	7,377,480
3,010,000	Citgo Petroleum Corporation 6.25% due 08/15/22 (d)	3,078,970	3,077,725
7,308,000	Cloud Peak Energy Resources 6.375% due 03/15/24	7,519,373	7,198,380
1,750,000	Cloud Peak Energy Resources 8.50% due 12/15/19	1,822,582	1,828,750
1,827,000	Crestwood Midstream Partners L.P. 6.00% due 12/15/20	1,849,838	1,858,973
5,634,000	Crestwood Midstream Partners L.P. 6.125% due 03/01/22	5,769,145	5,718,510
14,222,000	Drill Rigs Holdings, Inc. 6.50% due 10/01/17 (d)	14,333,614	13,439,790
9,347,000	EP Energy LLC 9.375% due 05/01/20	10,470,941	10,258,332
375,000	Everest Acquisition LLC 6.875% due 05/01/19	386,814	391,875
1,200,000	Everest Acquisition LLC 7.75% due 09/01/22	1,214,137	1,272,000

First Eagle Funds | Annual Report | October 31, 2014

First Eagle Global Income Builder Fund | Schedule of Investments | Year Ended October 31, 2014

Principal	Description	Cost (Note 1)	Value (Note 1)
U.S. Corporate Bonds — 19.97% (continued)
$1,000,000	Frontier Communications Corporation 6.25% due 09/15/21	$1,000,000	$1,035,625
11,740,000	Frontier Communications Corporation 8.50% due 04/15/20	13,155,697	13,589,050
7,052,000	GameStop Corporation 5.50% due 10/01/19 (d)	7,056,883	7,140,150
1,954,000	GenCorp, Inc. 7.125% due 03/15/21	2,085,596	2,085,895
7,633,000	Harland Clarke Holdings Corporation 6.875% due 03/01/20 (d)	7,751,965	7,881,072
3,775,000	Huntington Ingalls Industries, Inc. 7.125% due 03/15/21	4,038,396	4,077,000
8,289,000	Landry's, Inc. 9.375% due 05/01/20 (d)	8,990,616	8,900,314
5,000,000	Outerwall, Inc. 5.875% due 06/15/21 (d)	5,000,000	4,850,000
6,475,000	Outerwall, Inc. 6.00% due 03/15/19	6,552,655	6,426,437
1,365,000	Parker Drilling Company 6.75% due 07/15/22	1,414,995	1,252,388
5,820,000	Parker Drilling Company 7.50% due 08/01/20	5,817,841	5,659,950
7,200,000	PHH Corporation 6.375% due 08/15/21	7,305,097	6,948,000
1,850,000	PHH Corporation 7.375% due 09/01/19	1,900,365	1,956,375
5,500,000	Post Holdings, Inc. 6.75% due 12/01/21 (d)	5,727,127	5,506,875
6,771,000	Post Holdings, Inc. 7.375% due 02/15/22	7,237,938	6,957,202
10,435,000	Rentech Nitrogen Partners L.P. 6.50% due 04/15/21 (d)	10,508,963	10,121,950
4,693,000	Roundy's Supermarkets, Inc. 10.25% due 12/15/20 (d)	4,716,846	4,270,630
1,500,000	Sprint Communications, Inc. 6.00% due 11/15/22	1,470,464	1,501,875
9,522,000	Sprint Corporation 7.25% due 09/15/21 (d)	10,013,364	10,093,320
2,350,000	STHI Holding Corporation 8.00% due 03/15/18 (d)	2,457,115	2,470,438

First Eagle Funds | Annual Report | October 31, 2014

First Eagle Global Income Builder Fund | Schedule of Investments | Year Ended October 31, 2014

Principal	Description	Cost (Note 1)	Value (Note 1)
U.S. Corporate Bonds — 19.97% (continued)
$2,373,000	Taylor Morrison Communities, Inc. 7.75% due 04/15/20 (d)	$2,494,942	$2,556,908
11,109,000	Toys R Us Property Company II 8.50% due 12/01/17	11,280,925	11,164,545
Total U.S. Corporate Bonds		263,561,351	261,344,179
International Bonds — 10.12%
International Convertible Bond — 0.06%
Mauritius — 0.06%
800,000 USD	Golden Agri-Resources Limited 2.50% due 10/04/17 (c)(e)(f)	751,176	780,000
International Corporate Bonds — 10.06%
Australia — 1.47%
4,459,000 USD	Ausdrill Finance PTY Limited 6.875% due 11/01/19 (c)(d)	4,268,795	3,845,888
15,238,000 USD	Nufarm Australia Limited 6.375% due 10/15/19 (d)	15,767,204	15,371,332
		20,035,999	19,217,220
Bermuda — 0.69%
891,000 USD	Aircastle Limited 4.625% due 12/15/18	891,000	906,592
4,859,000 USD	Aircastle Limited 6.25% due 12/01/19	5,199,560	5,199,130
2,525,000 USD	Aircastle Limited 7.625% due 04/15/20	2,703,163	2,853,250
		8,793,723	8,958,972
Canada — 3.37%
12,553,000 USD	Lightstream Resources Limited 8.625% due 02/01/20 (d)	12,542,574	11,611,525
7,000,000 USD	New Gold, Inc. 6.25% due 11/15/22 (d)	6,928,226	6,877,500
500,000 USD	New Gold, Inc. 7.00% due 04/15/20 (d)	511,048	510,000
4,000,000 USD	Precision Drilling Corporation 5.25% due 11/15/24 (d)	4,000,000	3,730,000
7,875,000 USD	Precision Drilling Corporation 6.50% due 12/15/21	8,157,380	8,111,250

First Eagle Funds | Annual Report | October 31, 2014

First Eagle Global Income Builder Fund | Schedule of Investments | Year Ended October 31, 2014

Principal	Description	Cost (Note 1)	Value (Note 1)
International Corporate Bonds — 10.06% (continued)
Canada — 3.37% (continued)
400,000 USD	Precision Drilling Corporation 6.625% due 11/15/20	$400,676	$414,000
11,962,000 USD	Thompson Creek Metals Company, Inc. 9.75% due 12/01/17	12,813,249	12,829,245
		45,353,153	44,083,520
France — 1.69%
8,246,000 USD	Numericable Group SA 6.00% due 05/15/22 (d)	8,330,049	8,441,842
694,000 USD	Numericable Group SA 6.25% due 05/15/24 (d)	694,000	714,820
11,200,000 USD	Rexel SA 5.25% due 06/15/20 (d)	11,366,400	11,340,000
1,550,000 USD	Rexel SA 6.125% due 12/15/19 (d)	1,577,174	1,608,125
		21,967,623	22,104,787
Israel — 0.67%
8,226,056 USD	B Communications Limited 7.375% due 02/15/21 (d)	8,609,924	8,802,703
Luxembourg — 0.18%
2,038,000 USD	Altice Finco SA 9.875% due 12/15/20 (d)	2,300,380	2,282,560
100,000 EUR	Altice SA 7.25% due 05/15/22 (d)	138,165	129,858
		2,438,545	2,412,418
Netherlands — 0.20%
250,000 USD	Schaeffler Holding Finance BV 6.25% due 11/15/19 (d)(g)	250,000	260,000
2,249,000 USD	Schaeffler Holding Finance BV 6.875% due 08/15/18 (d)(g)	2,326,932	2,367,073
		2,576,932	2,627,073
Norway — 0.13%
1,630,000 USD	Eksportfinans ASA 2.00% due 09/15/15	1,599,204	1,633,651
South Africa — 0.34%
4,180,000 USD	AngloGold Ashanti Holdings PLC 8.50% due 07/30/20	4,194,707	4,509,175

First Eagle Funds | Annual Report | October 31, 2014

First Eagle Global Income Builder Fund | Schedule of Investments | Year Ended October 31, 2014

Principal	Description	Cost (Note 1)	Value (Note 1)
International Corporate Bonds — 10.06% (continued)
Sweden — 0.89%
5,170,000 USD	Perstorp Holding AB 8.75% due 05/15/17 (d)	$5,380,542	$5,273,400
3,950,000 EUR	Perstorp Holding AB 9.00% due 05/15/17 (d)	5,303,155	5,098,639
1,000,000 EUR	Perstorp Holding AB 9.00% due 05/15/17 (f)	1,322,222	1,290,795
		12,005,919	11,662,834
United Kingdom — 0.43%
2,210,000 USD	Jaguar Land Rover PLC 5.625% due 02/01/23 (d)	2,196,556	2,306,687
2,940,000 USD	Jaguar Land Rover PLC 8.125% due 05/15/21 (d)	3,169,965	3,248,700
		5,366,521	5,555,387
Total International Bonds		133,693,426	132,347,740
Total Bonds		397,254,777	393,691,919
Term Loans — 9.36%
Switzerland — 0.44%
5,732,195 USD	Virtuoso US LLC 4.75% due 02/11/21	5,763,784	5,701,155
United States — 8.92%
1,396,615 USD	Ameriforge Group, Inc., First Lien Term Loan 5.00% due 12/19/19	1,391,953	1,390,218
5,000,000 USD	Cactus Wellhead LLC 7.00% due 07/31/20 (c)	4,903,526	4,900,000
6,778,000 USD	Caelus Energy Alaska O3 LLC, Second Lien Term Loan 8.75% due 04/15/21 (c)	6,649,619	6,625,495
6,559,665 USD	Caraustar Industry, Inc. 7.50% due 05/01/19	6,573,817	6,612,962
9,403,000 USD	Citgo Petroleum Corporation, Term Loan B 4.50% due 07/29/21	9,397,232	9,414,754
8,501,264 USD	Fortescue Metals Group 3.75% due 06/30/19	8,498,599	8,310,964
12,028,344 USD	JC Penney Corporation, Inc. 6.00% due 05/22/18	11,965,104	11,898,077

First Eagle Funds | Annual Report | October 31, 2014

First Eagle Global Income Builder Fund | Schedule of Investments | Year Ended October 31, 2014

Principal	Description	Cost (Note 1)	Value (Note 1)
Term Loans — 9.36% (continued)
United States — 8.92% (continued)
5,631,000 USD	Jonah Energy LLC, Second Lien Term Loan 7.50% due 05/12/21 (c)	$5,606,259	$5,462,070
7,655,812 USD	Libbey Glass, Inc., Term Loan B 3.75% due 04/09/21	7,654,664	7,550,545
10,091,000 USD	New Albertson's, Inc. 4.75% due 06/27/21	10,086,546	9,990,140
1,652,858 USD	OSG Bulk Ships, Inc., Exit Term Loan 5.25% due 08/05/19	1,636,906	1,644,593
5,433,000 USD	Osum Productions Corporation 6.50% due 07/28/20 (c)	5,353,995	5,433,000
9,144,000 USD	Red Lobster Management LLC, Term Loan B 6.25% due 07/28/21	9,042,046	9,155,430
16,900,065 USD	Roundy's Supermarkets, Inc., Term Loan B 5.75% due 03/03/21	16,941,515	15,167,808
1,651,860 USD	Stater Bros. Markets, Term Loan B 4.75% due 05/12/21	1,643,994	1,639,479
11,460,000 USD	Zebra Technologies Corporation, Term Loan B due 09/30/21 (h)	11,419,890	11,559,072
		118,765,665	116,754,607
Total Term Loans		124,529,449	122,455,762
International Commercial Paper — 6.93%
Italy — 1.73%
22,645,000 USD	Eni S.p.A. 0.19% due 11/03/14	22,644,761	22,644,761
Japan — 5.20%
36,251,000 USD	Hitachi Limited 0.21% due 11/03/14	36,250,577	36,250,577
31,821,000 USD	Hitachi Limited 0.24% due 11/03/14	31,820,576	31,820,576
Total International Commercial Paper		90,715,914	90,715,914
Total Investments — 100.01%		$1,307,949,416	1,308,508,649
Liabilities in Excess of Other Assets — (0.01)%			(130,700)
Net Assets — 100.00%			$1,308,377,949

First Eagle Funds | Annual Report | October 31, 2014

First Eagle Global Income Builder Fund | Schedule of Investments | Year Ended October 31, 2014

(a)  Non-income producing security/commodity.

(b)  Securities valued in accordance with fair value procedures under the supervision of the Board of Trustees, representing $1,886,000 or 0.14% of net assets.

(c)  Security is deemed illiquid. At October 31, 2014, the value of these securities amounted to $28,932,453 or 2.21% of net assets.

(d)  All or a portion of the security is exempt from registration under the Securities Act of 1933. Rule 144A securities may only be sold to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.

(e)  This security is convertible until September 27, 2017.

(f)  Represents a security registered under Regulation S. Bonds sold under Regulation S may not be offered, sold or delivered within the U.S., or for the account or benefit of, U.S. persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

(g)  Payment-in-kind security.

(h)  All or a portion of the security represents unsettled loan positions.

At October 31, 2014, aggregate cost for federal income tax purposes was $1,310,551,495. Net unrealized depreciation consisted of:

Gross unrealized appreciation	$47,309,862
Gross unrealized depreciation	(50,705,478)
Net unrealized depreciation	$(2,042,846)

Abbreviations used in this schedule include:

ADR  — American Depositary Receipt

GDR  — Global Depositary Receipt

PCL  — Public Company Limited

PLC  — Public Limited Company

REIT  — Real Estate Investment Trust

Currencies

EUR  — Euro

USD  — United States Dollar

Foreign Currency Exchange Contracts — Sales

Settlement Dates Through	Foreign Currency To be Delivered		U.S. $ To be Received	U.S. $ Value At October 31, 2014	Unrealized Appreciation At October 31, 2014	Unrealized Depreciation At October 31, 2014
12/17/14	643,000	British Pound	$1,078,170	$1,028,255	$49,915	$—
01/14/15	336,000	British Pound	566,566	537,196	29,370	—
02/12/15	808,000	British Pound	1,356,815	1,291,917	64,898	—
03/18/15	654,000	British Pound	1,059,151	1,044,961	14,190	—
04/15/15	276,000	British Pound	442,676	440,864	1,812	—
12/17/14	10,216,000	Euro	13,553,493	12,805,712	747,781	—
01/14/15	5,475,000	Euro	7,457,114	6,864,210	592,904	—
02/12/15	14,646,000	Euro	19,906,804	18,362,104	1,544,700	—
03/18/15	6,747,000	Euro	8,750,522	8,462,785	287,737	—

First Eagle Funds | Annual Report | October 31, 2014

First Eagle Global Income Builder Fund | Schedule of Investments | Year Ended October 31, 2014

Foreign Currency Exchange Contracts — Sales (continued)

Settlement Dates Through	Foreign Currency To be Delivered		U.S. $ To be Received	U.S. $ Value At October 31, 2014	Unrealized Appreciation At October 31, 2014	Unrealized Depreciation At October 31, 2014
04/15/15	6,179,434	Euro	$7,832,647	$7,751,456	$81,191	$—
12/17/14	196,883,000	Japanese Yen	1,931,646	1,753,584	178,062	—
01/14/15	190,346,000	Japanese Yen	1,828,555	1,696,096	132,459	—
02/12/15	308,697,000	Japanese Yen	3,027,107	2,750,136	276,971	—
03/18/15	204,898,000	Japanese Yen	1,922,391	1,826,959	95,432	—
04/15/15	143,272,000	Japanese Yen	1,337,016	1,277,872	59,144	—
			$72,050,673	$67,894,107	$4,156,566	$—

Foreign Currency Exchange Contracts — Purchases

Settlement Dates Through	Foreign Currency To be Received		U.S. $ To be Delivered	U.S. $ Value At October 31, 2014	Unrealized Appreciation At October 31, 2014	Unrealized Depreciation At October 31, 2014
11/03/14	663,434	Euro	$830,301	$831,382	$1,081	$—
01/14/15	2,627,000	Euro	3,304,911	3,293,081	—	(11,830)
02/12/15	8,428,000	Euro	10,687,331	10,564,674	—	(122,657)
11/19/14	91,804,000	Japanese Yen	818,630	817,393	—	(1,237)
			$15,641,173	$15,506,530	$1,081	$(135,724)

Industry Diversification for Portfolio Holdings	Percent of Net Assets
U.S. Common Stocks Consumer Discretionary	1.36%
Consumer Staples	0.92
Energy	2.22
Financials	2.83
Industrials	2.25
Information Technology	5.55
Total U.S. Common Stocks	15.13
International Common Stocks Consumer Discretionary	2.96
Consumer Staples	6.52
Energy	4.27
Financials	5.11
Health Care	3.36

First Eagle Funds | Annual Report | October 31, 2014

First Eagle Global Income Builder Fund | Schedule of Investments | Year Ended October 31, 2014

Industry Diversification for Portfolio Holdings (continued)	Percent of Net Assets
Industrials	5.90%
Information Technology	1.94
Materials	4.71
Telecommunication Services	1.72
Utilities	0.67
Total International Common Stocks	37.16
Closed-End Fund	0.17
Commodity	1.17
U.S. Corporate Bonds Consumer Discretionary	4.39
Consumer Staples	2.30
Energy	5.69
Financials	1.46
Health Care	0.19
Industrials	0.69
Materials	1.63
Telecommunication Services	3.62
Total U.S. Corporate Bonds	19.97
International Convertible Bond Consumer Staples	0.06
Total International Convertible Bond	0.06
International Corporate Bonds Consumer Discretionary	0.63
Energy	1.54
Financials	1.11
Industrials	1.27
Information Technology	0.70
Materials	3.96
Telecommunication Services	0.85
Total International Corporate Bonds	10.06
Term Loans	9.36
Commercial Paper International Commercial Paper	6.93
Total Investments	100.01%

See Notes to Financial Statements.

First Eagle Funds | Annual Report | October 31, 2014

First Eagle High Yield Fund

Fund Overview

Data as of October 31, 2014 (unaudited)

Investment Objective

First Eagle High Yield Fund seeks to provide investors with a high level of current income. To pursue its investment objective, the Fund normally invests at least 80% of its net assets in high yield, below investment-grade instruments.

Average Annual Returns^ (%)		One-Year	Five-Years	Since Inception (11/19/07)
First Eagle High Yield Fund	Class I	4.03	9.51	10.98
Barclays Capital U.S. Corporate High Yield Bond Index		5.82	10.44	9.28

Asset Allocation* (%)

Countries** (%)

United States	69.84
Canada	6.29
Bermuda	3.26
Sweden	3.14
United Kingdom	2.14
Australia	1.99
France	1.80
Netherlands	1.17
Hong Kong	0.89
South Africa	0.87
Switzerland	0.86
Israel	0.75
Cayman Islands	0.68
Norway	0.54
Luxembourg	0.32
Mauritius	0.17

^  Performance figures reflect certain fee waivers and/or expense limitations, without which returns may have been lower.

*  Asset Allocation and Countries percentages are based on total investments in the portfolio.

**Country allocations reflect country of the issuer (not currency of issue) and exclude short term investments. Bonds of non-U.S. issuers may be U.S. dollar denominated.

The Fund's portfolio composition is subject to change at any time.

First Eagle Funds | Annual Report | October 31, 2014

First Eagle High Yield Fund | Fund Overview

Growth of a $10,000 Initial Investment

Performance data quoted herein represents past performance and should not be considered indicative of future results. Performance data quoted herein does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. The average annual returns shown above are historical and reflect changes in share price, reinvested dividends and are net of expenses.

The average annual returns for Class I Shares do not give effect to the deduction of a maximum sales charge.

The Barclays Capital U.S. Corporate High Yield Bond Index is composed of fixed-rate, publicly issued, non-investment grade debt, is unmanaged, with dividends reinvested, and is not available for purchase. The index includes both corporate and non-corporate sectors. The corporate sectors are Industrial, Utility, and Finance, which include both U.S. and non-U.S. corporations. The index is presented here for comparison purposes only. One cannot invest directly in an index.

Top 10 Holdings* (%)

Bi-Lo LLC (Supermarket chain)	1.40
Kemet Corporation (Capacitors manufacturer)	1.36
Drill Rigs Holdings, Inc. (Energy transportation)	1.35
Bon-Ton Department Stores, Inc. (U.S. retail store company)	1.33
Roundy's Supermarkets, Inc. Term Loan B (Grocery retailer)	1.33
Viking Cruises Limited (Cruise ship operator)	1.33
CCO Holdings LLC (Communications & cable provider)	1.27
Nufarm Australia Limited (Agricultural crop protection)	1.27
American Achievement Corporation (Distributor of commemorative products)	1.23
Frontier Communications Corporation (U.S. communications services provider)	1.22
Total	13.09

*Holdings in cash, commercial paper and other short term cash equivalents have been excluded.

Percentages are based on total net assets.

First Eagle Funds | Annual Report | October 31, 2014

First Eagle High Yield Fund | Schedule of Investments | Year Ended October 31, 2014

Principal	Description	Cost (Note 1)	Value (Note 1)
Bonds — 75.94%
U.S. Convertible Bond — 0.18%
$1,915,000	Headwaters, Inc. 8.75% due 02/01/16 (a)	$1,934,898	$2,039,475
U.S. Corporate Bonds — 51.85%
12,794,000	ACCO Brands Corporation 6.75% due 04/30/20	13,053,645	13,657,595
2,588,000	Air Medical Group Holdings, Inc. 9.25% due 11/01/18	2,668,819	2,714,165
1,000,000	Aleris International, Inc. 7.625% due 02/15/18	1,033,170	1,036,250
7,313,000	Aleris International, Inc. 7.875% due 11/01/20	7,331,594	7,642,085
14,283,000	American Achievement Corporation 10.875% due 04/15/16 (b)	14,575,778	14,068,755
2,909,000	American Axle & Manufacturing, Inc. 6.25% due 03/15/21	2,909,000	3,068,995
3,278,000	American Axle & Manufacturing, Inc. 6.625% due 10/15/22	3,315,271	3,515,655
5,763,000	Antero Resources Finance Corporation 5.375% due 11/01/21	5,820,634	5,871,056
7,126,000	Ashtead Capital, Inc. 6.50% due 07/15/22 (b)	7,540,958	7,731,710
11,518,000	Atlas Energy Holdings Operating Company LLC 7.75% due 01/15/21	11,590,898	10,423,790
700,000	Atlas Energy Holdings Operating Company LLC 7.75% due 01/15/21 (b)	696,673	633,500
7,651,000	Atlas Pipeline Partners L.P. 5.875% due 08/01/23	7,368,071	7,976,168
500,000	Atlas Pipeline Partners L.P. 6.625% due 10/01/20	530,378	532,500
4,363,000	Atwood Oceanics, Inc. 6.50% due 02/01/20	4,526,183	4,406,630
6,238,000	Basic Energy Services, Inc. 7.75% due 02/15/19	6,176,951	6,113,240
4,583,000	Basic Energy Services, Inc. 7.75% due 10/15/22	4,552,774	4,491,340
10,711,000	Bi-Lo LLC 8.625% due 09/15/18 (b)(c)	10,716,094	9,666,678

First Eagle Funds | Annual Report | October 31, 2014

First Eagle High Yield Fund | Schedule of Investments | Year Ended October 31, 2014

Principal	Description	Cost (Note 1)	Value (Note 1)
U.S. Corporate Bonds — 51.85% (continued)
$16,075,000	Bi-Lo LLC 9.25% due 02/15/19 (b)	$16,706,212	$15,994,625
15,081,000	Bon-Ton Department Stores, Inc. 10.625% due 07/15/17	14,794,769	15,194,107
5,450,000	Carrizo Oil & Gas, Inc. 7.50% due 09/15/20 (b)	5,477,216	5,531,750
9,025,000	Carrizo Oil & Gas, Inc. 8.625% due 10/15/18	9,277,699	9,431,125
2,841,000	CCO Holdings LLC 6.625% due 01/31/22	2,909,919	3,029,216
13,460,000	CCO Holdings LLC 7.375% due 06/01/20	14,285,791	14,461,087
9,608,000	CCO Holdings LLC 8.125% due 04/30/20	10,169,899	10,208,500
9,971,000	CEC Entertainment, Inc. 8.00% due 02/15/22 (b)	10,043,168	9,622,015
3,984,000	CenturyLink, Inc. Series 'S' 6.45% due 06/15/21	4,146,631	4,382,400
8,496,000	CenturyLink, Inc. Series 'W' 6.75% due 12/01/23	8,615,173	9,462,420
3,148,000	Citgo Petroleum Corporation 6.25% due 08/15/22 (b)	3,161,428	3,218,830
11,722,000	Claire's Stores, Inc. 9.00% due 03/15/19 (b)	12,327,559	12,044,355
11,532,000	Cleaver-Brooks, Inc. 8.75% due 12/15/19 (b)	11,955,289	12,598,710
3,707,000	Cloud Peak Energy Resources 6.375% due 03/15/24	3,723,299	3,651,395
6,755,000	Crestwood Midstream Partners L.P. 6.125% due 03/01/22	6,916,378	6,856,325
12,216,000	DFC Finance Corporation 10.50% due 06/15/20 (b)	12,251,316	12,002,220
16,283,000	Drill Rigs Holdings, Inc. 6.50% due 10/01/17 (b)	16,383,327	15,387,435
12,615,000	DriveTime Automotive Group, Inc. 8.00% due 06/01/21 (b)	12,694,106	12,425,775
4,000,000	EP Energy LLC 9.375% due 05/01/20	4,036,876	4,390,000
1,075,000	Everest Acquisition LLC 6.875% due 05/01/19	1,090,953	1,123,375

First Eagle Funds | Annual Report | October 31, 2014

First Eagle High Yield Fund | Schedule of Investments | Year Ended October 31, 2014

Principal	Description	Cost (Note 1)	Value (Note 1)
U.S. Corporate Bonds — 51.85% (continued)
$2,894,000	Frontier Communications Corporation 7.125% due 03/15/19	$3,027,090	$3,205,105
11,989,000	Frontier Communications Corporation 8.50% due 04/15/20	12,944,654	13,877,267
2,924,000	GameStop Corporation 5.50% due 10/01/19 (b)	2,933,612	2,960,550
9,907,000	GenCorp, Inc. 7.125% due 03/15/21	10,277,736	10,575,723
7,986,000	Global Partners L.P. 6.25% due 07/15/22 (b)	8,065,764	7,946,070
9,566,000	Harland Clarke Holdings Corporation 6.875% due 03/01/20 (b)	9,629,230	9,876,895
5,364,000	Headwaters, Inc. 7.25% due 01/15/19	5,492,470	5,524,920
8,870,000	Headwaters, Inc. 7.625% due 04/01/19	8,883,048	9,313,500
3,000,000	Huntington Ingalls Industries, Inc. 6.875% due 03/15/18	3,086,850	3,146,250
6,226,000	Huntington Ingalls Industries, Inc. 7.125% due 03/15/21	6,533,150	6,724,080
1,015,000	Interface, Inc. 7.625% due 12/01/18	1,055,492	1,058,950
14,839,000	Kemet Corporation 10.50% due 05/01/18	15,151,072	15,580,950
2,882,000	Kinder Morgan, Inc. 5.625% due 11/15/23 (b)	2,888,362	3,184,610
3,646,000	Kraton Polymers 6.75% due 03/01/19	3,697,183	3,785,004
12,022,000	Landry's, Inc. 9.375% due 05/01/20 (b)	12,578,195	12,908,622
10,518,000	Magnachip Semiconductor Corporation 6.625% due 07/15/21	10,487,134	9,623,970
4,548,000	Mcron Finance Corporation 8.375% due 05/15/19 (b)	4,599,112	4,866,360
762,000	Milacron LLC 7.75% due 02/15/21 (b)	762,000	796,290
5,000,000	Outerwall, Inc. 5.875% due 06/15/21 (b)	5,000,000	4,850,000
10,713,000	Outerwall, Inc. 6.00% due 03/15/19	10,715,132	10,632,652

First Eagle Funds | Annual Report | October 31, 2014

First Eagle High Yield Fund | Schedule of Investments | Year Ended October 31, 2014

Principal	Description	Cost (Note 1)	Value (Note 1)
U.S. Corporate Bonds — 51.85% (continued)
$8,674,000	Parker Drilling Company 6.75% due 07/15/22	$8,834,373	$7,958,395
1,107,000	Parker Drilling Company 7.50% due 08/01/20	1,110,213	1,076,558
3,167,000	PHH Corporation 6.375% due 08/15/21	3,120,676	3,056,155
6,020,000	PHH Corporation 7.375% due 09/01/19	6,294,936	6,366,150
3,980,000	Post Holdings, Inc. 6.75% due 12/01/21 (b)	4,049,886	3,984,975
11,683,000	Post Holdings, Inc. 7.375% due 02/15/22	12,220,231	12,004,282
7,428,000	Quality Distribution 9.875% due 11/01/18	7,787,947	7,836,540
6,386,000	Radio Systems Corporation 8.375% due 11/01/19 (b)	6,497,852	6,936,793
11,243,000	Rentech Nitrogen Partners L.P. 6.50% due 04/15/21 (b)	11,311,023	10,905,710
3,592,000	Rex Energy Corporation 6.25% due 08/01/22 (b)	3,577,421	3,389,950
6,240,000	Rex Energy Corporation 8.875% due 12/01/20	6,219,681	6,614,400
12,283,000	ROC Finance 12.125% due 09/01/18 (b)	13,240,881	13,142,810
10,537,000	Roundy's Supermarkets, Inc. 10.25% due 12/15/20 (b)	10,567,520	9,588,670
7,720,000	Silgan Holdings, Inc. 5.50% due 02/01/22	7,689,842	8,048,100
5,000,000	Sprint Communications, Inc. 6.00% due 11/15/22	4,915,782	5,006,250
7,250,000	Sprint Communications, Inc. 7.00% due 08/15/20	7,551,855	7,721,250
788,000	Sprint Corporation 7.125% due 06/15/24 (b)	788,000	812,625
12,942,000	Sprint Corporation 7.25% due 09/15/21 (b)	13,118,479	13,718,520
1,907,000	STHI Holding Corporation 8.00% due 03/15/18 (b)	1,997,596	2,004,734
9,264,000	Taylor Morrison Communities, Inc. 7.75% due 04/15/20 (b)	9,690,456	9,981,960

First Eagle Funds | Annual Report | October 31, 2014

First Eagle High Yield Fund | Schedule of Investments | Year Ended October 31, 2014

Principal	Description	Cost (Note 1)	Value (Note 1)
U.S. Corporate Bonds — 51.85% (continued)
$3,148,000	The Men's Wearhouse, Inc. 7.00% due 07/01/22 (b)	$3,196,399	$3,277,855
4,833,000	Time, Inc. 5.75% due 04/15/22 (b)	4,833,000	4,736,340
9,860,000	Toys R Us Property Company II 8.50% due 12/01/17	10,014,230	9,909,300
7,650,000	United Rentals North America, Inc. 7.375% due 05/15/20	7,953,950	8,338,500
200,000	United Rentals North America, Inc. 7.625% due 04/15/22	200,000	224,000
Total U.S. Corporate Bonds		589,963,414	591,644,367
International Convertible Bond — 0.17%
Mauritius — 0.17%
2,000,000 USD	Golden Agri-Resources Limited 2.50% due 10/04/17 (d)(e)(f)	1,878,452	1,950,000
International Corporate Bonds — 23.74%
Australia — 1.98%
9,425,000 USD	Ausdrill Finance PTY Limited 6.875% due 11/01/19 (b)(e)	9,351,830	8,129,063
14,343,000 USD	Nufarm Australia Limited 6.375% due 10/15/19 (b)	14,710,495	14,468,501
		24,062,325	22,597,564
Bermuda — 3.25%
1,707,000 USD	Aircastle Limited 4.625% due 12/15/18	1,707,000	1,736,872
3,000,000 USD	Aircastle Limited 6.25% due 12/01/19	3,209,256	3,210,000
5,825,000 USD	Aircastle Limited 7.625% due 04/15/20	6,004,974	6,582,250
10,077,000 USD	Santa Maria Offshore Limited 8.875% due 07/03/18 (e)(f)	10,186,453	10,379,310
13,928,000 USD	Viking Cruises Limited 8.50% due 10/15/22 (b)	14,804,027	15,146,700
		35,911,710	37,055,132
Canada — 6.26%
11,821,000 USD	Jupiter Resources, Inc. 8.50% due 10/01/22 (b)	11,333,353	10,491,137
8,271,000 USD	Lightstream Resources Limited 8.625% due 02/01/20 (b)	8,111,909	7,650,675

First Eagle Funds | Annual Report | October 31, 2014

First Eagle High Yield Fund | Schedule of Investments | Year Ended October 31, 2014

Principal	Description	Cost (Note 1)	Value (Note 1)
International Corporate Bonds — 23.74% (continued)
Canada — 6.26% (continued)
9,528,000 USD	MEG Energy Corporation 7.00% due 03/31/24 (b)	$9,685,011	$9,599,460
9,651,000 USD	Mood Media Corporation 9.25% due 10/15/20 (b)	10,022,960	8,010,330
5,730,000 USD	New Gold, Inc. 6.25% due 11/15/22 (b)	5,594,252	5,629,725
4,974,000 USD	New Gold, Inc. 7.00% due 04/15/20 (b)	5,045,714	5,073,480
5,186,000 USD	Northern Blizzard Resources, Inc. 7.25% due 02/01/22 (b)	5,188,680	4,952,630
6,056,000 USD	Precision Drilling Corporation 6.50% due 12/15/21	6,270,221	6,237,680
2,550,000 USD	Thompson Creek Metals Company, Inc. 7.375% due 06/01/18	2,321,668	2,358,750
8,719,000 USD	Thompson Creek Metals Company, Inc. 9.75% due 12/01/17	9,070,598	9,351,128
2,000,000 USD	Thompson Creek Metals Company, Inc. 12.50% due 05/01/19	2,011,708	2,120,000
		74,656,074	71,474,995
Cayman Islands — 0.68%
2,000,000 USD	Offshore Group Investment Limited 7.125% due 04/01/23	2,046,246	1,660,000
7,146,000 USD	Offshore Group Investment Limited 7.50% due 11/01/19	7,346,738	6,127,695
		9,392,984	7,787,695
France — 1.80%
9,277,000 USD	Numericable Group SA 6.00% due 05/15/22 (b)	9,401,835	9,497,329
1,031,000 USD	Numericable Group SA 6.25% due 05/15/24 (b)	1,031,000	1,061,930
4,900,000 USD	Rexel SA 5.25% due 06/15/20 (b)	4,869,598	4,961,250
4,805,000 USD	Rexel SA 6.125% due 12/15/19 (b)	4,841,259	4,985,187
		20,143,692	20,505,696
Hong Kong — 0.89%
10,146,517 USD	Neptuno Finance Limited 9.75% due 11/07/19 (b)(e)(f)(g)(h)	10,146,517	10,108,468

First Eagle Funds | Annual Report | October 31, 2014

First Eagle High Yield Fund | Schedule of Investments | Year Ended October 31, 2014

Principal	Description	Cost (Note 1)	Value (Note 1)
International Corporate Bonds — 23.74% (continued)
Israel — 0.75%
7,999,000 USD	B Communications Limited 7.375% due 02/15/21 (b)	$8,281,886	$8,559,730
Luxembourg — 0.31%
3,026,000 USD	Altice Finco SA 9.875% due 12/15/20 (b)	3,415,580	3,389,120
150,000 EUR	Altice SA 7.25% due 05/15/22 (b)	207,247	194,787
		3,622,827	3,583,907
Netherlands — 1.16%
2,083,000 USD	Schaeffler Holding Finance BV 6.875% due 08/15/18 (b)(c)	2,155,180	2,192,358
10,529,000 USD	VTR Finance BV 6.875% due 01/15/24 (b)	10,781,951	11,081,772
		12,937,131	13,274,130
Norway — 0.54%
6,105,000 USD	Eksportfinans ASA 2.00% due 09/15/15	5,923,120	6,118,675
South Africa — 0.87%
9,202,000 USD	AngloGold Ashanti Holdings PLC 8.50% due 07/30/20	9,234,371	9,926,657
Sweden — 3.12%
10,280,000 USD	Perstorp Holding AB 8.75% due 05/15/17 (b)	10,448,857	10,485,600
1,750,000 EUR	Perstorp Holding AB 9.00% due 05/15/17 (b)	2,355,261	2,258,891
1,000,000 EUR	Perstorp Holding AB 9.00% due 05/15/17 (f)	1,322,222	1,290,795
12,930,000 USD	Stena AB 7.00% due 02/01/24 (b)	13,055,847	12,930,000
6,304,000 EUR	TVN Finance Corporation III AB 7.375% due 12/15/20 (b)	8,662,050	8,689,844
		35,844,237	35,655,130
United Kingdom — 2.13%
7,462,000 USD	EnQuest PLC 7.00% due 04/15/22 (b)	7,521,430	6,715,800
4,400,000 USD	Ineos Finance PLC 8.375% due 02/15/19 (b)	4,524,915	4,735,500

First Eagle Funds | Annual Report | October 31, 2014

First Eagle High Yield Fund | Schedule of Investments | Year Ended October 31, 2014

Principal	Description	Cost (Note 1)	Value (Note 1)
International Corporate Bonds — 23.74% (continued)
United Kingdom — 2.13% (continued)
790,000 USD	Jaguar Land Rover PLC 5.625% due 02/01/23 (b)	$790,000	$824,562
5,550,000 USD	Jaguar Land Rover PLC 8.125% due 05/15/21 (b)	5,687,382	6,132,750
5,685,000 USD	Virgin Media Secured Finance PLC 5.50% due 01/15/25 (b)	5,692,752	5,883,975
		24,216,479	24,292,587
Total International Corporate Bonds		274,373,353	270,940,366
Total Bonds		868,150,117	866,574,208
Term Loans — 18.37%
Switzerland — 0.85%
9,790,327 USD	Virtuoso US LLC 4.75% due 02/11/21	9,841,618	9,737,312
United States — 17.52%
1,488,770 USD	Ameriforge Group, Inc., First Lien Term Loan 5.00% due 12/19/19	1,482,675	1,481,951
6,470,000 USD	Ameriforge Group, Inc., Second Lien Term Loan 8.75% due 12/18/20	6,583,342	6,470,000
11,264,149 USD	Atkins Nutritionals, Inc., First Lien Term Loan 6.25% due 01/02/19 (e)	11,215,097	11,235,989
1,528,000 USD	Atkins Nutritionals, Inc., Second Lien Term Loan 9.75% due 04/03/19 (e)	1,503,745	1,550,920
3,904,305 USD	BJ's Wholesale Club, Inc., First Lien Term Loan 4.50% due 09/26/19	3,874,885	3,872,232
3,930,000 USD	BJ's Wholesale Club, Inc., Second Lien Term Loan 8.50% due 03/26/20	3,912,588	3,941,476
9,572,000 USD	Cactus Wellhead LLC 7.00% due 07/31/20 (e)	9,386,300	9,380,560
10,402,000 USD	Caelus Energy Alaska O3 LLC, Second Lien Term Loan 8.75% due 04/15/21 (e)	10,204,978	10,167,955
11,415,938 USD	Caraustar Industry, Inc. 7.50% due 05/01/19	11,513,952	11,508,693

First Eagle Funds | Annual Report | October 31, 2014

First Eagle High Yield Fund | Schedule of Investments | Year Ended October 31, 2014

Principal	Description	Cost (Note 1)	Value (Note 1)
Term Loans — 18.37% (continued)
United States — 17.52% (continued)
7,343,000 USD	CBAC Borrower LLC, Term Loan B 8.25% due 07/02/20 (e)	$7,521,946	$7,434,788
2,500,000 USD	Citgo Petroleum Corporation, Term Loan B 4.50% due 07/29/21	2,495,803	2,503,125
8,366,311 USD	Fortescue Metals Group Term Loan B 3.75% due 06/30/19	8,329,189	8,179,031
12,982,037 USD	Hostess Brands, Inc. 6.75% due 04/09/20	13,201,062	13,249,856
13,955,481 USD	JC Penney Corporation, Inc. 6.00% due 05/22/18	14,030,779	13,804,343
1,296,000 USD	Jonah Energy LLC, Second Lien Term Loan 7.50% due 05/12/21 (e)	1,277,508	1,257,120
5,225,000 USD	New Albertson's, Inc. 4.75% due 06/27/21	5,236,766	5,172,776
1,824,428 USD	OSG Bulk Ships, Inc, Exit Term Loan 5.25% due 08/05/19	1,806,820	1,815,305
5,637,000 USD	Osum Productions Corporation 6.50% due 07/28/20 (e)	5,555,029	5,637,000
9,189,820 USD	Payless, Inc., First Lien Term Loan 5.00% due 03/11/21	9,156,243	8,906,498
1,202,000 USD	Payless, Inc., Second Lien Term Loan 8.50% due 03/11/22	1,190,612	1,148,661
10,037,000 USD	Red Lobster Management LLC, Term Loan B 6.25% due 07/28/21	9,924,803	10,049,546
6,242,940 USD	ROC Finance 5.00% due 06/20/19	6,038,977	5,997,124
16,874,105 USD	Roundy's Supermarkets, Inc., Term Loan B 5.75% due 03/03/21	16,886,228	15,144,510
2,289,262 USD	Stater Bros. Markets, Term Loan B 4.75% due 05/12/21	2,278,362	2,272,104
10,494,497 USD	True Religion Apparel, Inc., First Lien Term Loan 5.875-7.125% due 07/30/19 (e)	10,026,308	9,651,684
11,143,440 USD	Water Pik Technologies, Inc., First Lien Term Loan 5.75% due 07/08/20 (e)	10,964,059	11,101,708

First Eagle Funds | Annual Report | October 31, 2014

First Eagle High Yield Fund | Schedule of Investments | Year Ended October 31, 2014

Principal	Description	Cost (Note 1)	Value (Note 1)
Term Loans — 18.37% (continued)
United States — 17.52% (continued)
6,882,115 USD	Wilton Brands LLC 7.50% due 08/30/18	$6,808,803	$6,503,599
10,399,000 USD	Zebra Technologies Corporation, Term Loan B due 09/30/21 (i)	10,362,607	10,488,899
		202,769,466	199,927,453
Total Term Loans		212,611,084	209,664,765
International Commercial Paper — 5.27%
Italy — 1.32%
15,012,000 USD	Eni S.p.A. 0.19% due 11/03/14	15,011,842	15,011,842
Japan — 3.95%
24,032,000 USD	Hitachi Limited 0.21% due 11/03/14	24,031,719	24,031,719
21,095,000 USD	Hitachi Limited 0.24% due 11/03/14	21,094,719	21,094,719
Total International Commercial Paper		60,138,280	60,138,280
Total Investments — 99.58%		$1,140,899,481	1,136,377,253
Other Assets in Excess of Liabilities — 0.42%			4,812,220
Net Assets — 100.00%			$1,141,189,473

(a)  This security is convertible until January 27, 2016.

(b)  All or a portion of the security is exempt from registration under the Securities Act of 1933. Rule 144A securities may only be sold to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.

(c)  Payment-in-kind security.

(d)  This security is convertible until September 27, 2017.

(e)  Security is deemed illiquid. At October 31, 2014, the value of these securities amounted to $97,984,565 or 8.59% of net assets.

(f)  Represents a security registered under Regulation S. Bonds sold under Regulation S may not be offered, sold or delivered within the U.S., or for the account or benefit of, U.S. persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

(g)  When-Issued security.

(h)  Securities valued in accordance with fair value procedures under the supervision of the Board of Trustees, representing $10,108,468 or 0.89% of net assets.

(i)  All or a portion of the security represents unsettled loan positions.

First Eagle Funds | Annual Report | October 31, 2014

First Eagle High Yield Fund | Schedule of Investments | Year Ended October 31, 2014

At October 31, 2014, aggregate cost for federal income tax purposes was $1,140,901,375 Net unrealized depreciation consisted of:

Gross unrealized appreciation	$17,365,208
Gross unrealized depreciation	(21,889,330)
Net unrealized depreciation	$(4,524,122)

Abbreviations used in this schedule include:

PLC  — Public Limited Company

Currencies

EUR  — Euro

USD  — United States Dollar

Foreign Currency Exchange Contracts — Sales

Settlement Dates Through	Foreign Currency To be Delivered		U.S. $ To be Received	U.S. $ Value At October 31, 2014	Unrealized Appreciation At October 31, 2014	Unrealized Depreciation At October 31, 2014
11/03/14	2,385,395	Euro	$2,986,181	$2,989,258	$—	$(3,077)
12/17/14	17,297,000	Euro	23,364,315	21,681,715	1,682,600	—
			$26,350,496	$24,670,973	$1,682,600	$(3,077)

Foreign Currency Exchange Contracts — Purchases

Settlement Dates Through	Foreign Currency To be Received		U.S. $ To be Delivered	U.S. $ Value At October 31, 2014	Unrealized Appreciation At October 31, 2014	Unrealized Depreciation At October 31, 2014
11/03/14	2,385,395	Euro	$2,985,370	$2,989,258	$3,888	$—
12/17/14	7,531,000	Euro	9,793,101	9,440,076	—	(353,025)
			$12,778,471	$12,429,334	$3,888	$(353,025)

Industry Diversification for Portfolio Holdings	Percent of Net Assets
U.S. Convertible Bond Industrials	0.18%
Total U.S. Convertible Bond	0.18
U.S. Corporate Bonds Consumer Discretionary	13.09
Consumer Staples	5.24
Energy	9.84
Financials	4.42
Health Care	0.18
Industrials	7.43
Materials	2.87
Telecommunication Services	8.78
Total U.S. Corporate Bonds	51.85

First Eagle Funds | Annual Report | October 31, 2014

First Eagle High Yield Fund | Schedule of Investments | Year Ended October 31, 2014

Industry Diversification for Portfolio Holdings (continued)	Percent of Net Assets
International Convertible Bond Consumer Staples	0.17%
Total International Convertible Bond	0.17
International Corporate Bonds Consumer Discretionary	3.02
Energy	5.59
Financials	2.26
Industrials	0.88
Information Technology	0.92
Materials	5.93
Telecommunication Services	4.01
Utilities	1.13
Total International Corporate Bonds	23.74
Term Loans	18.37
Commercial Paper International Commercial Paper	5.27
Total Investments	99.58%

See Notes to Financial Statements.

First Eagle Funds | Annual Report | October 31, 2014

First Eagle Fund of America

Fund Overview

Data as of October 31, 2014 (unaudited)

Investment Objective

The First Eagle Fund of America is a non-diversified U.S. equity fund that seeks capital appreciation by investing primarily in U.S. stocks and to a lesser extent in debt and foreign equity securities. The Fund has a unique event-driven bias that focuses on identifying companies poised to benefit from change that the market has not yet recognized.

Average Annual Returns (%)		One-Year	Five-Years	Ten-Years
First Eagle Fund of America	Class Y	12.91	17.17	10.19
Standard & Poor's 500 Index		17.27	16.69	8.20

Asset Allocation* (%)

Sector/Industry** (%)

Information Technology	22.93
Materials	20.61
Health Care	15.03
Consumer Discretionary	14.78
Industrials	12.66
Energy	7.65

*  Asset Allocation and Sector/Industry percentages are based on total investments in the portfolio.

**Sector/Industry allocations exclude short term investments and options positions.

The Fund's portfolio composition is subject to change at any time.

First Eagle Funds | Annual Report | October 31, 2014

First Eagle Fund of America | Fund Overview

Growth of a $10,000 Initial Investment

Performance data quoted herein represents past performance and should not be considered indicative of future results. Performance data quoted herein does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares.

The Fund's average annual returns shown above are historical and reflect changes in share price, reinvested dividends and is net of expenses.

The Standard & Poor's 500 Index is a widely recognized unmanaged index including a representative sample of 500 leading companies in leading sectors of the U.S. economy and is not available for purchase. Although the Standard & Poor's 500 Index focuses on the large-cap segment of the market, with approximately 80% coverage of U.S. equities, it is also considered a proxy for the total market.

Top 10 Holdings* (%)

Hewlett-Packard Company (technology software, solutions and services provider)	5.56
Seagate Technology PLC (hard disk drive manufacturer)	5.41
Sealed Air Corporation (containers & packaging company)	4.79
Pitney Bowes, Inc. (mail processing equipment and solutions provider)	4.78
Eastman Chemical Company (chemicals company)	4.77
Wyndham Worldwide Corporation (hotel and resorts)	4.51
Valeant Pharmaceuticals International, Inc. (pharmaceuticals company)	4.28
SanDisk Corporation (electronic components)	4.22
LyondellBasell Industries NV, Class 'A' (specialty chemicals company)	4.02
WR Grace & Company (specialty chemicals company)	3.98
Total	46.32

*Holdings in cash, commercial paper and other short term cash equivalents have been excluded.

Percentages are based on total net assets.

First Eagle Funds | Annual Report | October 31, 2014

First Eagle Fund of America | Schedule of Investments | Year Ended October 31, 2014

Shares	Description	Cost (Note 1)	Value (Note 1)
Common Stocks — 95.77%
U.S. Common Stocks — 91.75%
Consumer Discretionary — 15.15%
1,889,570	Wyndham Worldwide Corporation (a)	$63,229,332	$146,762,902
2,170,540	Lowe's Companies, Inc. (a)	97,341,372	124,154,888
1,326,710	Viacom, Inc., Class 'B' (a)	76,538,675	96,425,283
144,150	AutoZone, Inc. (a)(b)	63,631,406	79,789,908
347,480	United Therapeutics Corporation (a)(b)	43,416,609	45,509,455
		344,157,394	492,642,436
Energy — 7.84%
1,417,660	Occidental Petroleum Corporation (a)	128,091,546	126,072,504
1,246,480	Phillips 66 (a)	103,832,487	97,848,680
348,580	SemGroup Corporation, Class 'A' (a)	27,643,064	26,753,515
50,000	Dresser-Rand Group, Inc. (a)(b)	3,020,099	4,085,000
		262,587,196	254,759,699
Health Care — 15.19%
1,046,902	Valeant Pharmaceuticals International, Inc. (a)(b)	31,147,594	139,279,842
1,970,540	Teva Pharmaceutical Industries Limited, ADR (a)	105,193,266	111,276,394
401,095	Actavis PLC (a)(b)	66,971,653	97,361,800
844,500	Omnicare, Inc. (a)	20,665,173	56,235,255
3,990,480	Halozyme Therapeutics, Inc. (a)(b)	41,415,396	38,388,418
1,593,620	Theravance, Inc.	50,596,563	25,529,792
790,364	Intrexon Corporation (a)(b)	17,625,945	17,640,925
455,330	Theravance Biopharma, Inc. (b)	9,486,801	8,332,539
		343,102,391	494,044,965
Industrials — 12.97%
6,280,045	Pitney Bowes, Inc. (a)	108,211,995	155,368,314
1,723,687	Avis Budget Group, Inc. (a)(b)	42,599,018	96,095,550
6,057,486	Graphic Packaging Holding Company (b)	72,770,931	73,477,305
2,360,050	Hertz Global Holdings, Inc. (a)(b)	63,615,722	51,732,296
291,150	Visteon Corporation (a)(b)	28,470,484	27,338,985
151,300	Alliant Techsystems, Inc. (a)	19,922,938	17,696,048
		335,591,088	421,708,498
First Eagle Funds | Annual Report | October 31, 2014

First Eagle Fund of America | Schedule of Investments | Year Ended October 31, 2014

Shares	Description	Cost (Note 1)	Value (Note 1)
U.S. Common Stocks — 91.75% (continued)
Information Technology — 23.50%
5,040,000	Hewlett-Packard Company (a)	$108,005,173	$180,835,200
2,799,820	Seagate Technology PLC (a)	78,784,982	175,912,690
1,457,100	SanDisk Corporation (a)	107,536,815	137,171,394
2,291,290	AOL, Inc. (a)(b)	64,142,964	99,739,854
2,113,520	Lexmark International, Inc., Class 'A' (a)	81,834,580	91,219,523
1,226,930	Motorola Solutions, Inc. (a)	64,145,674	79,136,985
		504,450,188	764,015,646
Materials — 17.10%
4,299,805	Sealed Air Corporation (a)	123,104,880	155,867,931
1,919,400	Eastman Chemical Company (a)	68,087,316	155,049,132
1,367,750	WR Grace & Company (a)(b)	87,144,765	129,389,150
851,050	Valspar Corporation (a)	22,407,329	69,922,268
1,217,308	Masco Corporation	28,010,698	26,865,988
245,100	Rockwood Holdings, Inc. (a)	16,491,930	18,850,641
		345,246,918	555,945,110
Total U.S. Common Stocks		2,135,135,175	2,983,116,354
International Common Stock — 4.02%
Netherlands — 4.02%
1,428,100	LyondellBasell Industries NV, Class 'A' (a)	105,746,234	130,856,803
Total Common Stocks		2,240,881,409	3,113,973,157
Investment Company — 6.50%
211,310,956	State Street Institutional U.S. Government Money Market Fund, Institutional Class	211,310,956	211,310,956
Principal
Bond — 0.21%
U.S. Convertible Bond — 0.21%
$2,730,000	Omnicare, Inc. 3.75% due 12/15/25 (c)	2,730,000	6,918,844
Total Investment Portfolio Excluding Options Written — 102.48% (Cost: $2,454,922,365)			$3,332,202,957

First Eagle Funds | Annual Report | October 31, 2014

First Eagle Fund of America | Schedule of Investments | Year Ended October 31, 2014

Contracts	Description	Strike Price	Expiration Date	Value (Note 1)
Covered Call Options Written — (1.22)%
75	Actavis PLC	$230.00	December 2014	$(147,375)
1,057	Actavis PLC	245.00	January 2015	(1,268,400)
66	Actavis PLC	250.00	December 2014	(51,480)
65	Actavis PLC	255.00	December 2014	(42,445)
259	Alliant Techsystems, Inc.	125.00	November 2014	(12,950)
381	Alliant Techsystems, Inc.	135.00	November 2014	(19,050)
115	Alliant Techsystems, Inc.	140.00	November 2014	(2,875)
46	AOL, Inc.	43.00	January 2015	(13,915)
612	AOL, Inc.	44.00	January 2015	(162,180)
42	AutoZone, Inc.	520.00	December 2014	(155,820)
144	AutoZone, Inc.	540.00	December 2014	(321,120)
1,000	Avis Budget Group, Inc.	49.00	November 2014	(745,000)
5,135	Avis Budget Group, Inc.	50.00	January 2015	(3,953,950)
4,221	Avis Budget Group, Inc.	52.50	January 2015	(2,469,285)
1,783	Avis Budget Group, Inc.	55.00	November 2014	(490,325)
3,000	Avis Budget Group, Inc.	55.00	January 2015	(1,320,000)
1,000	Avis Budget Group, Inc.	57.50	January 2015	(320,000)
500	Dresser-Rand Group, Inc.	80.00	December 2014	(80,000)
200	Eastman Chemical Company	75.00	November 2014	(122,000)
1,390	Eastman Chemical Company	77.50	December 2014	(430,900)
45	Eastman Chemical Company	80.00	December 2014	(13,725)
1,052	Eastman Chemical Company	80.00	January 2015	(383,980)
3,613	Halozyme Therapeutics, Inc.	9.00	December 2014	(433,560)
15,371	Halozyme Therapeutics, Inc.	10.00	December 2014	(922,260)
1,668	Halozyme Therapeutics, Inc.	10.00	January 2015	(166,800)
70	Hertz Global Holdings, Inc.	22.00	December 2014	(11,900)
6,091	Hertz Global Holdings, Inc.	31.00	December 2014	(30,455)
3,276	Hertz Global Holdings, Inc.	32.00	December 2014	(16,380)
317	Hewlett-Packard Company	34.00	January 2015	(82,420)
3,083	Hewlett-Packard Company	35.00	January 2015	(610,434)
445	Hewlett-Packard Company	36.00	December 2014	(54,290)
906	Hewlett-Packard Company	36.00	January 2015	(134,994)
878	Hewlett-Packard Company	37.00	December 2014	(71,996)
3,399	Hewlett-Packard Company	37.00	January 2015	(353,496)

First Eagle Funds | Annual Report | October 31, 2014

First Eagle Fund of America | Schedule of Investments | Year Ended October 31, 2014

Contracts	Description	Strike Price	Expiration Date	Value (Note 1)
Covered Call Options Written — (1.22)% (continued)
748	Intrexon Corporation	$20.00	January 2015	$(287,980)
379	Lexmark International, Inc., Class 'A'	41.00	January 2015	(100,435)
1,502	Lexmark International, Inc., Class 'A'	42.00	December 2014	(326,685)
447	Lexmark International, Inc., Class 'A'	42.00	January 2015	(91,635)
1,474	Lexmark International, Inc., Class 'A'	43.00	December 2014	(209,308)
1,128	Lexmark International, Inc., Class 'A'	43.00	January 2015	(191,760)
1,431	Lowe's Companies, Inc.	52.50	January 2015	(758,430)
1,175	Lowe's Companies, Inc.	55.00	January 2015	(405,375)
2,480	LyondellBasell Industries NV, Class 'A'	85.00	November 2014	(1,488,000)
1,000	LyondellBasell Industries NV, Class 'A'	85.00	December 2014	(750,000)
180	LyondellBasell Industries NV, Class 'A'	87.50	December 2014	(106,200)
954	LyondellBasell Industries NV, Class 'A'	90.00	November 2014	(317,682)
1,354	LyondellBasell Industries NV, Class 'A'	90.00	December 2014	(528,060)
177	LyondellBasell Industries NV, Class 'A'	90.00	January 2015	(93,810)
663	LyondellBasell Industries NV, Class 'A'	95.00	December 2014	(132,600)
326	LyondellBasell Industries NV, Class 'A'	95.00	January 2015	(91,280)
339	LyondellBasell Industries NV, Class 'A'	105.00	January 2015	(23,730)
22	Motorola Solutions, Inc.	65.00	November 2014	(4,708)
1,418	Occidental Petroleum Corporation	82.50	November 2014	(939,425)
4,253	Occidental Petroleum Corporation	85.00	November 2014	(1,552,345)
1,276	Occidental Petroleum Corporation	87.50	November 2014	(344,520)
176	Occidental Petroleum Corporation	95.00	January 2015	(19,360)

First Eagle Funds | Annual Report | October 31, 2014

First Eagle Fund of America | Schedule of Investments | Year Ended October 31, 2014

Contracts	Description	Strike Price	Expiration Date	Value (Note 1)
Covered Call Options Written — (1.22)% (continued)
423	Omnicare, Inc.	$65.00	December 2014	$(120,555)
165	Phillips 66	72.50	November 2014	(99,000)
193	Phillips 66	75.00	November 2014	(79,130)
206	Phillips 66	77.50	December 2014	(56,650)
1,567	Phillips 66	77.50	January 2015	(564,120)
3,753	Phillips 66	80.00	January 2015	(900,720)
2,524	Pitney Bowes, Inc.	24.00	November 2014	(227,160)
3,254	Pitney Bowes, Inc.	24.00	December 2014	(357,940)
718	Pitney Bowes, Inc.	24.00	January 2015	(94,776)
1,323	Pitney Bowes, Inc.	25.00	December 2014	(79,380)
1,289	Pitney Bowes, Inc.	25.00	January 2015	(96,675)
920	Pitney Bowes, Inc.	26.00	January 2015	(41,400)
2,451	Rockwood Holdings, Inc.	77.50	November 2014	(447,308)
555	SanDisk Corporation	85.00	January 2015	(594,405)
176	SanDisk Corporation	87.50	January 2015	(157,696)
705	SanDisk Corporation	90.00	December 2014	(440,625)
356	SanDisk Corporation	92.50	January 2015	(202,920)
707	SanDisk Corporation	95.00	January 2015	(300,475)
283	Seagate Technology PLC	52.50	November 2014	(283,000)
283	Seagate Technology PLC	55.00	November 2014	(211,967)
331	Seagate Technology PLC	55.00	December 2014	(250,567)
277	Seagate Technology PLC	57.50	December 2014	(152,350)
476	Sealed Air Corporation	33.00	January 2015	(171,360)
981	Sealed Air Corporation	34.00	January 2015	(294,300)
458	Sealed Air Corporation	35.00	December 2014	(90,455)
463	Sealed Air Corporation	35.00	January 2015	(103,017)
459	Sealed Air Corporation	36.00	January 2015	(76,882)
942	Sealed Air Corporation	37.00	January 2015	(108,330)
1,942	SemGroup Corporation, Class 'A'	90.00	December 2014	(194,200)
1,172	Teva Pharmaceutical Industries Limited	55.00	December 2014	(309,408)
5,463	Teva Pharmaceutical Industries Limited	55.00	January 2015	(1,693,530)
569	Teva Pharmaceutical Industries Limited	57.50	December 2014	(74,539)

First Eagle Funds | Annual Report | October 31, 2014

First Eagle Fund of America | Schedule of Investments | Year Ended October 31, 2014

Contracts	Description	Strike Price	Expiration Date	Value (Note 1)
Covered Call Options Written — (1.22)% (continued)
2,607	Teva Pharmaceutical Industries Limited	$57.50	January 2015	$(482,295)
244	United Therapeutics Corporation	125.00	November 2014	(224,480)
903	United Therapeutics Corporation	130.00	November 2014	(568,890)
365	United Therapeutics Corporation	130.00	January 2015	(412,450)
378	United Therapeutics Corporation	135.00	November 2014	(189,000)
123	United Therapeutics Corporation	135.00	December 2014	(73,800)
122	United Therapeutics Corporation	135.00	January 2015	(108,580)
446	Valeant Pharmaceuticals International, Inc.	115.00	January 2015	(1,030,260)
443	Valeant Pharmaceuticals International, Inc.	120.00	January 2015	(854,990)
355	Valeant Pharmaceuticals International, Inc.	130.00	January 2015	(482,800)
121	Valeant Pharmaceuticals International, Inc.	135.00	January 2015	(122,210)
212	Valspar Corporation	80.00	November 2014	(65,190)
574	Valspar Corporation	80.00	January 2015	(226,730)
157	Viacom, Inc., Class 'B'	75.00	December 2014	(24,335)
1,233	Visteon Corporation	105.00	December 2014	(129,465)
260	WR Grace & Company	92.50	December 2014	(98,800)
212	WR Grace & Company	95.00	December 2014	(51,940)
945	Wyndham Worldwide Corporation	75.00	November 2014	(330,750)
3,295	Wyndham Worldwide Corporation	77.50	November 2014	(517,316)
2,000	Wyndham Worldwide Corporation	77.50	January 2015	(614,000)
Total Covered Call Options Written (Premiums Received: $33,572,744)				(39,662,209)
Total Investments — 101.26% (Cost: $2,421,349,621)				3,292,540,748
Liabilities in Excess of Other Assets — (1.26)%				(41,104,757)
Net Assets — 100.00%				$3,251,435,991

First Eagle Funds | Annual Report | October 31, 2014

First Eagle Fund of America | Schedule of Investments | Year Ended October 31, 2014

(a)  At October 31, 2014, all or a portion of this security was segregated to cover collateral requirement for options.

(b)  Non-income producing security/commodity.

(c)  This security is convertible until December 15, 2025.

At October 31, 2014, aggregate cost for federal income tax purposes was $2,439,572,664. Net unrealized appreciation consisted of:

Gross unrealized appreciation	$919,572,048
Gross unrealized depreciation	(66,603,964)
Net unrealized appreciation	$852,968,084

Abbreviations used in this schedule include:

ADR  — American Depository Receipt

PLC  — Public Limited Company

Industry Diversification for Portfolio Holdings	Percent of Net Assets
U.S. Common Stocks Consumer Discretionary	15.15%
Energy	7.84
Health Care	15.19
Industrials	12.97
Information Technology	23.50
Materials	17.10
Total U.S. Common Stocks	91.75
International Common Stock Materials	4.02
Investment Company	6.50
U.S. Convertible Bond Health Care	0.21
Total U.S. Convertible Bond	0.21
Covered Call Options Written	(1.22)
Total Investments	101.26%

See Notes to Financial Statements.

First Eagle Funds | Annual Report | October 31, 2014

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Statements of Assets and Liabilities

	First Eagle Global Fund*	First Eagle Overseas Fund*
Assets
Investments, at Cost (Note 1)
Unaffiliated issuers	$36,197,708,781	$11,124,978,190
Affiliated issuers	2,444,418,317	340,002,213
Gold bullion	2,036,115,803	448,772,610
Silver bullion	—	—
Foreign currency	131	2,132,468
Total Investments, at Cost	40,678,243,032	11,915,885,481
Investments, at Value (Note 1)
Unaffiliated issuers	44,731,379,571	13,173,430,569
Affiliated issuers	3,013,537,251	520,863,132
Gold bullion	2,418,179,723	692,811,472
Silver bullion	—	—
Foreign currency	131	2,132,252
Total Investments, at Value	50,163,096,676	14,389,237,425
Cash	33,723	31,159
Receivable for forward currency contracts held, at value (Note 1)	193,633,407	104,627,771
Receivable for investment securities sold	118,224,187	41,477,558
Receivable for Fund shares sold	71,169,319	23,719,964
Accrued interest and dividends receivable	90,035,586	43,615,740
Investment for trustee deferred compensation plan (Note 2)	2,438,577	2,052,708
Other assets	134,398	55,823
Total Assets	50,638,765,873	14,604,818,148
Liabilities
Option contracts written, at value (premiums received $2,422,323, $0, $269,147 and $0, respectively) (Note 1)	1,579,500	—
Payable for Fund shares redeemed	63,528,594	22,809,178
Payable for investment securities purchased	32,438,952	16,753,167
Payable for forward currency contracts held, at value (Note 1)	2,332,362	1,027,404
Investment advisory fees payable (Note 2)	31,622,623	9,155,551
Distribution fees payable (Note 3)	11,433,658	1,666,128
Services fees payable (Note 3)	2,576,063	228,854
Trustee deferred compensation plan (Note 2)	2,438,577	2,052,708
Administrative fees payable (Note 2)	399,807	116,343
Due to custodian	—	—
Trustee fees payable	75,366	28,607
Accrued expenses and other liabilities	24,929,720	10,053,497
Total Liabilities	173,355,222	63,891,437
Net Assets	$50,465,410,651	$14,540,926,711
Net Assets Consist of
Capital stock (par value, $0.001 per share)	$922,577	$621,750
Capital surplus	39,109,059,819	11,894,264,623
Net unrealized appreciation (depreciation) on:
Investments (net of $12,003,493, $5,110,540, $0 and $0 deferred capital gain country tax, respectively)	9,472,850,151	2,468,241,620
Foreign currency and forward contract related translation	188,477,312	102,096,743
Written options	842,823	—
Undistributed net realized gains (losses) on investments	1,957,230,654	408,035,775
Undistributed net investment income (loss)	(263,972,685)	(332,333,800)
Net Assets	$50,465,410,651	$14,540,926,711

First Eagle Funds | Annual Report | October 31, 2014

Year Ended October 31, 2014

	First Eagle U.S. Value Fund*	First Eagle Gold Fund*
Assets
Investments, at Cost (Note 1)
Unaffiliated issuers	$2,163,782,767	$1,118,185,653
Affiliated issuers	76,612,158	—
Gold bullion	157,908,533	127,027,632
Silver bullion	—	35,595,409
Foreign currency	32	—
Total Investments, at Cost	2,398,303,490	1,280,808,694
Investments, at Value (Note 1)
Unaffiliated issuers	2,890,936,687	745,351,557
Affiliated issuers	82,715,620	—
Gold bullion	154,834,322	228,995,040
Silver bullion	—	29,093,459
Foreign currency	30	—
Total Investments, at Value	3,128,486,659	1,003,440,056
Cash	25,597	6,187
Receivable for forward currency contracts held, at value (Note 1)	—	—
Receivable for investment securities sold	5,767,154	8,021,529
Receivable for Fund shares sold	3,976,817	3,008,906
Accrued interest and dividends receivable	3,014,008	687,500
Investment for trustee deferred compensation plan (Note 2)	1,516,549	133,380
Other assets	28,585	23,809
Total Assets	3,142,815,369	1,015,321,367
Liabilities
Option contracts written, at value (premiums received $2,422,323, $0, $269,147 and $0, respectively) (Note 1)	175,500	—
Payable for Fund shares redeemed	3,646,677	6,132,818
Payable for investment securities purchased	—	—
Payable for forward currency contracts held, at value (Note 1)	—	—
Investment advisory fees payable (Note 2)	1,962,006	766,022
Distribution fees payable (Note 3)	698,571	245,527
Services fees payable (Note 3)	147,312	44,977
Trustee deferred compensation plan (Note 2)	1,516,549	133,380
Administrative fees payable (Note 2)	24,893	10,447
Due to custodian	—	7,344,447
Trustee fees payable	6,046	4,474
Accrued expenses and other liabilities	1,009,428	889,817
Total Liabilities	9,186,982	15,571,909
Net Assets	$3,133,628,387	$999,749,458
Net Assets Consist of
Capital stock (par value, $0.001 per share)	$148,245	$74,556
Capital surplus	2,213,969,292	1,604,957,744
Net unrealized appreciation (depreciation) on:
Investments (net of $12,003,493, $5,110,540, $0 and $0 deferred capital gain country tax, respectively)	730,183,171	(277,368,638)
Foreign currency and forward contract related translation	(2)	—
Written options	93,647	—
Undistributed net realized gains (losses) on investments	173,629,809	(260,236,422)
Undistributed net investment income (loss)	15,604,225	(67,677,782)
Net Assets	$3,133,628,387	$999,749,458

First Eagle Funds | Annual Report | October 31, 2014

Statements of Assets and Liabilities (continued)

	First Eagle Global Fund*		First Eagle Overseas Fund*
Class A
Net assets	$17,734,528,800		$4,644,161,362
Shares outstanding	323,022,030		200,333,981
Net asset value per share and redemption proceeds per share	$54.90		$23.18
Offering price per share (NAV per share plus maximum sales charge)**	$57.79	(1)	$24.40	(1)
Class C
Net assets	$12,342,298,920		$1,085,639,445
Shares outstanding	230,399,148		48,428,625
Net asset value per share	$53.57		$22.42
Redemption proceeds per share (NAV per share less maximum contingent deferred sale charge)(2)	$53.03		$22.20
Class I
Net assets	$20,388,582,931		$8,811,125,904
Shares outstanding	369,155,831		372,987,291
Net asset value per share and redemption proceeds per share	$55.23		$23.62

*  First Eagle Global Fund, First Eagle Overseas Fund, First Eagle U.S. Value Fund and First Eagle Gold Fund financial statements are shown on a consolidated basis and includes the balances of the First Eagle Global Cayman Fund, Ltd., First Eagle Overseas Cayman Fund, Ltd., First Eagle U.S. Value Cayman Fund, Ltd., and First Eagle Gold Cayman Fund, Ltd., respectively.

**  A contingent deferred sales charge of 1.00% may apply on redemptions of Class A shares made within 18 months following a purchase of $1,000,000 or more without an initial sales charge.

(1)  The maximum sales charge is 5.00% for Class A shares. Classes C, I and Y have no front-end sales charges.

(2)  The maximum CDSC (Contingent Deferred Sales Charge) is 1.00% for Class C shares, which is charged on the lesser of the offering price or the net asset value at the time of sale by shareholder. This pertains to investments of one year or less.

See Notes to Financial Statements.

First Eagle Funds | Annual Report | October 31, 2014

Year Ended October 31, 2014

	First Eagle U.S. Value Fund*		First Eagle Gold Fund*
Class A
Net assets	$1,228,878,444		$448,012,589
Shares outstanding	58,242,809		33,300,816
Net asset value per share and redemption proceeds per share	$21.10		$13.45
Offering price per share (NAV per share plus maximum sales charge)**	$22.21	(1)	$14.16	(1)
Class C
Net assets	$705,076,369		$185,550,902
Shares outstanding	33,933,533		14,456,082
Net asset value per share	$20.78		$12.84
Redemption proceeds per share (NAV per share less maximum contingent deferred sale charge)(2)	$20.57		$12.71
Class I
Net assets	$1,199,673,574		$366,185,967
Shares outstanding	56,068,895		26,799,397
Net asset value per share and redemption proceeds per share	$21.40		$13.66

First Eagle Funds | Annual Report | October 31, 2014

Statements of Assets and Liabilities (continued)

	First Eagle Global Income Builder Fund	First Eagle High Yield Fund
Assets
Investments, at Cost (Note 1)
Unaffiliated issuers	$1,290,958,948	$1,140,899,481
Gold bullion	16,990,468	—
Foreign currency	281,156	1
Total Investments, at Cost	1,308,230,572	1,140,899,482
Investments, at Value (Note 1)
Unaffiliated issuers	1,293,224,252	1,136,377,253
Gold bullion	15,284,397	—
Foreign currency	280,929	1
Total Investments, at Value	1,308,789,578	1,136,377,254
Cash	114,173	—
Receivable for forward currency contracts held, at value (Note 1)	4,157,647	1,686,488
Receivable for investment securities sold	1,954,922	11,980,872
Receivable for premiums for written options	—	—
Receivable for Fund shares sold	7,746,707	5,284,429
Accrued interest and dividends receivable	9,258,007	17,769,708
Investment for trustee deferred compensation plan (Note 2)	144,415	168,908
Other assets	20,896	20,434
Total Assets	1,332,186,345	1,173,288,093
Liabilities
Option contracts written, at value (premiums received $0, $0 and $33,572,744, respectively) (Note 1)	—	—
Payable for Fund shares redeemed	1,755,002	6,097,715
Payable for investment securities purchased	17,558,054	22,150,972
Payable for forward currency contracts held, at value (Note 1)	135,724	356,102
Payable for dividends to shareholders	2,436,651	1,017,076
Investment advisory fees payable (Note 2)	856,541	674,433
Distribution fees payable (Note 3)	325,661	171,374
Services fees payable (Note 3)	78,081	39,078
Trustee deferred compensation plan (Note 2)	144,415	168,908
Administrative fees payable (Note 2)	53,965	9,176
Due to custodian	—	1,052,021
Trustee fees payable	1,852	2,005
Accrued expenses and other liabilities	462,450	359,760
Total Liabilities	23,808,396	32,098,620
Net Assets	$1,308,377,949	$1,141,189,473
Net Assets Consist of
Capital stock (par value, $0.001 per share)	$114,830	$114,596
Capital surplus	1,290,894,947	1,135,499,757
Net unrealized appreciation (depreciation) on:
Investments	559,233	(4,522,228)
Foreign currency and forward contract related translation	3,960,720	1,293,036
Written options	—	—
Undistributed net realized gains on investments	13,161,576	7,979,720
Undistributed net investment income (loss)	(313,357)	824,592
Net Assets	$1,308,377,949	$1,141,189,473

First Eagle Funds | Annual Report | October 31, 2014

Year Ended October 31, 2014

First Eagle Fund of America
Assets
Investments, at Cost (Note 1)
Unaffiliated issuers	$2,454,922,365
Gold bullion	—
Foreign currency	—
Total Investments, at Cost	2,454,922,365
Investments, at Value (Note 1)
Unaffiliated issuers	3,332,202,957
Gold bullion	—
Foreign currency	—
Total Investments, at Value	3,332,202,957
Cash	—
Receivable for forward currency contracts held, at value (Note 1)	—
Receivable for investment securities sold	—
Receivable for premiums for written options	1,920,827
Receivable for Fund shares sold	12,043,474
Accrued interest and dividends receivable	2,052,728
Investment for trustee deferred compensation plan (Note 2)	2,034,729
Other assets	25,380
Total Assets	3,350,280,095
Liabilities
Option contracts written, at value (premiums received $0, $0 and $33,572,744, respectively) (Note 1)	39,662,209
Payable for Fund shares redeemed	4,160,430
Payable for investment securities purchased	48,296,020
Payable for forward currency contracts held, at value (Note 1)	—
Payable for dividends to shareholders	—
Investment advisory fees payable (Note 2)	2,537,507
Distribution fees payable (Note 3)	735,167
Services fees payable (Note 3)	127,420
Trustee deferred compensation plan (Note 2)	2,034,729
Administrative fees payable (Note 2)	25,110
Due to custodian	266,338
Trustee fees payable	5,418
Accrued expenses and other liabilities	993,756
Total Liabilities	98,844,104
Net Assets	$3,251,435,991
Net Assets Consist of
Capital stock (par value, $0.001 per share)	$86,313
Capital surplus	2,164,053,982
Net unrealized appreciation (depreciation) on:
Investments	877,280,592
Foreign currency and forward contract related translation	—
Written options	(6,089,465)
Undistributed net realized gains on investments	209,083,003
Undistributed net investment income (loss)	7,021,566
Net Assets	$3,251,435,991

First Eagle Funds | Annual Report | October 31, 2014

Statements of Assets and Liabilities (continued)

	First Eagle Global Income Builder Fund		First Eagle High Yield Fund
Class A
Net assets	$439,568,681		$246,954,541
Shares outstanding	38,515,918		24,793,550
Net asset value per share and redemption proceeds per share	$11.41		$9.96
Offering price per share (NAV per share plus maximum sales charge)*	$12.01	(1)	$10.43	(2)
Class C
Net assets	$379,187,852		$184,458,856
Shares outstanding	33,312,986		18,539,316
Net asset value per share	$11.38		$9.95
Redemption proceeds per share (NAV per share less maximum contingent deferred sale charge)(3)	$11.27		$9.85
Class I
Net assets	$489,621,416		$709,776,076
Shares outstanding	43,001,215		71,263,479
Net asset value per share and redemption proceeds per share	$11.39		$9.96
Class Y
Net assets	—		—
Shares outstanding	—		—
Net asset value per share and redemption proceeds per share	—		—

*  A contingent deferred sales charge of 1.00% may apply on redemptions of Class A shares made within 18 months following a purchase of $1,000,000 or more without an initial sales charge.

(1)  The maximum sales charge is 5.00% for Class A shares. Classes C, I and Y have no front-end sales charges.

(2)  The maximum sales charge is 4.50% for Class A shares. Classes C, I and Y have no front-end sales charges.

(3)  The maximum CDSC (Contingent Deferred Sales Charge) is 1.00% for Class C shares, which is charged on the lesser of the offering price or the net asset value at the time of sale by shareholder. This pertains to investments of one year or less.

See Notes to Financial Statements.

First Eagle Funds | Annual Report | October 31, 2014

Year Ended October 31, 2014

	First Eagle Fund of America
Class A
Net assets	$1,204,402,433
Shares outstanding	31,218,782
Net asset value per share and redemption proceeds per share	$38.58
Offering price per share (NAV per share plus maximum sales charge)*	$40.61	(1)
Class C
Net assets	$631,696,002
Shares outstanding	19,151,446
Net asset value per share	$32.98
Redemption proceeds per share (NAV per share less maximum contingent deferred sale charge)(3)	$32.65
Class I
Net assets	$887,506,699
Shares outstanding	22,528,796
Net asset value per share and redemption proceeds per share	$39.39
Class Y
Net assets	$527,830,857
Shares outstanding	13,414,125
Net asset value per share and redemption proceeds per share	$39.35

First Eagle Funds | Annual Report | October 31, 2014

Statements of Operations

	First Eagle Global Fund*	First Eagle Overseas Fund*
Investment Income
Interest (net of $13, $10, $0 and $0 foreign taxes withheld, respectively)	$23,628,943	$15,440,676
Dividends from: (net of $54,254,743, $28,637,355, $1,002,810 and $780,667 foreign taxes withheld, respectively)
Unaffiliated issuers	713,274,136	235,229,014
Affiliated issuers	78,742,828	9,816,934
Other Income	60	91
Total Income	815,645,967	260,486,715
Expenses
Investment advisory fees (Note 2)	370,186,470	110,867,303
Administrative costs (Note 2)	4,272,027	1,305,494
Distribution fees (Note 3)
Class A	48,468,999	14,246,099
Class C	91,414,686	8,564,988
Class Y	—	—
Service fees - Class C (Note 3)	30,471,562	2,854,996
Shareholder servicing agent fees	38,782,601	14,171,320
Custodian and accounting fees	5,077,024	2,737,827
Professional fees	865,529	436,245
Shareholder reporting fees	3,373,035	1,583,002
Trustees' fees	904,615	289,113
Registration and filing fees	1,415,716	392,399
Other Expenses	649,478	244,997
Total Expenses	595,881,742	157,693,783
Expense reductions due to earnings credits (Note 1)	(3,053)	(1,014)
Net Expenses	595,878,689	157,692,769
Net Investment Income (Loss) (Note 1)	219,767,278	102,793,946
Realized and Unrealized Gains (Losses) on Investments, Foreign Currency Related Transactions and Written Options (Note 1)
Net realized gains (losses) from:
Investment transactions of unaffiliated issuers	1,652,113,562	354,935,708
Investment transactions of affiliated issuers	130,029,116	(291,707)
Commodity related transactions	—	—
Foreign currency and forward contract related transactions	139,149,321	65,956,200
Payment from affiliates	65,047	—
Written options	825,462	—
	1,922,182,508	420,600,201
Changes in unrealized appreciation (depreciation) of:
Investment transactions (net of decrease in deferred capital gain country tax accruals of $1,330,695, $618,578, $0 and $0, respectively)	(289,720,154)	(506,517,311)
Foreign currency and forward contract related translation	229,710,614	127,723,173
Written options	519,962	—
	(59,489,578)	(378,794,138)
Net realized and unrealized gains (losses) on investments, foreign currency and forward contract related transactions and written options	1,862,692,930	41,806,063
Net Increase (Decrease) in Net Assets Resulting from Operations	$2,082,460,208	$144,600,009

* First Eagle Global Fund, First Eagle Overseas Fund, First Eagle U.S. Value Fund and First Eagle Gold Fund financial statements are shown on a consolidated basis and includes the balances of the First Eagle Global Cayman Fund, Ltd., First Eagle Overseas Cayman Fund, Ltd., First Eagle U.S. Value Cayman Fund, Ltd., and First Eagle Gold Cayman Fund, Ltd., respectively.

See Notes to Financial Statements.

First Eagle Funds | Annual Report | October 31, 2014

Year Ended October 31, 2014

	First Eagle U.S. Value Fund*	First Eagle Gold Fund*
Investment Income
Interest (net of $13, $10, $0 and $0 foreign taxes withheld, respectively)	$3,959,516	$1,731,906
Dividends from: (net of $54,254,743, $28,637,355, $1,002,810 and $780,667 foreign taxes withheld, respectively)
Unaffiliated issuers	51,300,865	8,013,095
Affiliated issuers	1,043,989	—
Other Income	—	950
Total Income	56,304,370	9,745,951
Expenses
Investment advisory fees (Note 2)	23,996,074	10,066,417
Administrative costs (Note 2)	297,536	58,822
Distribution fees (Note 3)
Class A	3,463,224	1,615,297
Class C	5,431,570	1,821,105
Class Y	—	—
Service fees - Class C (Note 3)	1,810,523	607,035
Shareholder servicing agent fees	2,989,361	2,372,395
Custodian and accounting fees	261,846	360,409
Professional fees	166,120	194,510
Shareholder reporting fees	284,432	261,622
Trustees' fees	69,157	43,672
Registration and filing fees	158,139	154,055
Other Expenses	103,396	81,969
Total Expenses	39,031,378	17,637,308
Expense reductions due to earnings credits (Note 1)	(329)	(300)
Net Expenses	39,031,049	17,637,008
Net Investment Income (Loss) (Note 1)	17,273,321	(7,891,057)
Realized and Unrealized Gains (Losses) on Investments, Foreign Currency Related Transactions and Written Options (Note 1)
Net realized gains (losses) from:
Investment transactions of unaffiliated issuers	181,292,784	(210,066,125)
Investment transactions of affiliated issuers	(828,375)	—
Commodity related transactions	(1,687,476)	53,030,180
Foreign currency and forward contract related transactions	(13,732)	152,721
Payment from affiliates	3,562	—
Written options	233,563	—
	179,000,326	(156,883,224)
Changes in unrealized appreciation (depreciation) of:
Investment transactions (net of decrease in deferred capital gain country tax accruals of $1,330,695, $618,578, $0 and $0, respectively)	74,059,691	(143,277,335)
Foreign currency and forward contract related translation	(3)	(180)
Written options	40,470	—
	74,100,158	(143,277,515)
Net realized and unrealized gains (losses) on investments, foreign currency and forward contract related transactions and written options	253,100,484	(300,160,739)
Net Increase (Decrease) in Net Assets Resulting from Operations	$270,373,805	$(308,051,796)

First Eagle Funds | Annual Report | October 31, 2014

Statements of Operations (continued)

	First Eagle Global Income Builder Fund	First Eagle High Yield Fund
Investment Income
Interest	$20,005,815	$71,906,961
Dividends from: (net of $1,413,366, $0 and $16,426, foreign taxes withheld, respectively)
Unaffiliated issuers	18,498,828	—
Other Income	—	254,660
Total Income	38,504,643	72,161,621
Expenses
Investment advisory fees (Note 2)	6,662,682	8,065,680
Administrative costs/fees (Note 2)	444,179	99,809
Distribution fees (Note 3)
Class A	892,530	867,139
Class C	1,901,276	1,335,664
Class Y	—	—
Service fees - Class C (Note 3)	633,759	445,221
Shareholder servicing agent fees	547,853	766,174
Custodian and accounting fees	340,232	192,617
Professional fees	167,313	133,131
Shareholder reporting fees	91,291	103,508
Trustees' fees	16,582	22,361
Recoupment of previously reimbursed expenses	434,251	26,880
Registration and filing fees	322,489	174,406
Other Expenses	75,144	68,896
Total Expenses	12,529,581	12,301,486
Expense Waiver	—	(44,141)
Expense reductions due to earnings credits (Note 1)	(66)	(73)
Net Expenses	12,529,515	12,257,272
Net Investment Income (Note 1)	25,975,128	59,904,349
Realized and Unrealized Gains (Losses) on Investments, Foreign Currency Related Transactions and Written Options (Note 1)
Net realized gains (losses) from:
Investment transactions of unaffiliated issuers	13,607,999	11,733,257
Foreign currency and forward contract related transactions	594,082	(1,122,079)
Payment from affiliates	9,348	—
Written options	—	—
	14,211,429	10,611,178
Changes in unrealized appreciation (depreciation) of:
Investment transactions	(30,828,281)	(31,154,102)
Foreign currency and forward contract related translation	4,755,176	2,048,362
Written options	—	—
	(26,073,105)	(29,105,740)
Net realized and unrealized gains (losses) on investments, foreign currency and forward contract related transactions and written options	(11,861,676)	(18,494,562)
Net Increase in Net Assets Resulting from Operations	$14,113,452	$41,409,787

See Notes to Financial Statements.

First Eagle Funds | Annual Report | October 31, 2014

Year Ended October 31, 2014

First Eagle Fund of America
Investment Income
Interest	$102,375
Dividends from: (net of $1,413,366, $0 and $16,426, foreign taxes withheld, respectively)
Unaffiliated issuers	52,921,315
Other Income	—
Total Income	53,023,690
Expenses
Investment advisory fees (Note 2)	28,461,249
Administrative costs/fees (Note 2)	249,323
Distribution fees (Note 3)
Class A	2,968,299
Class C	4,189,440
Class Y	1,337,748
Service fees - Class C (Note 3)	1,396,480
Shareholder servicing agent fees	2,851,808
Custodian and accounting fees	186,795
Professional fees	216,027
Shareholder reporting fees	248,557
Trustees' fees	54,423
Recoupment of previously reimbursed expenses	—
Registration and filing fees	340,208
Other Expenses	88,668
Total Expenses	42,589,025
Expense Waiver	—
Expense reductions due to earnings credits (Note 1)	(274)
Net Expenses	42,588,751
Net Investment Income (Note 1)	10,434,939
Realized and Unrealized Gains (Losses) on Investments, Foreign Currency Related Transactions and Written Options (Note 1)
Net realized gains (losses) from:
Investment transactions of unaffiliated issuers	311,197,275
Foreign currency and forward contract related transactions	—
Payment from affiliates	23,916
Written options	(69,712,637)
241,508,554
Changes in unrealized appreciation (depreciation) of:
Investment transactions	65,806,194
Foreign currency and forward contract related translation	—
Written options	11,132,578
76,938,772
Net realized and unrealized gains (losses) on investments, foreign currency and forward contract related transactions and written options	318,447,326
Net Increase in Net Assets Resulting from Operations	$328,882,265

First Eagle Funds | Annual Report | October 31, 2014

Statements of Changes in Net Assets

	First Eagle Global Fund*		First Eagle Overseas Fund*
	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2014	Year Ended October 31, 2013
Operations
Net investment income (loss)	$219,767,278	$268,941,220	$102,793,946	$85,063,542
Net realized gain (loss) from investments, foreign currency and forward contract related transactions and written options	1,922,182,508	1,443,674,876	420,600,201	553,743,834
Change in unrealized appreciation (depreciation) of investments, foreign currency and forward contract related transactions and written options	(59,489,578)	4,457,513,585	(378,794,138)	1,220,125,718
Net increase (decrease) in net assets resulting from operations	2,082,460,208	6,170,129,681	144,600,009	1,858,933,094
Distribution to Shareholders
Dividends paid from net investment income
Class A	(227,398,267)	(163,784,329)	(112,591,725)	(59,747,911)
Class C	(61,824,068)	(31,090,001)	(14,323,784)	(5,650,460)
Class I	(224,726,363)	(144,298,326)	(155,602,855)	(73,001,519)
Distributions paid from net realized gains from investment transactions
Class A	(615,281,136)	(515,356,389)	(232,225,033)	(205,372,548)
Class C	(381,040,149)	(311,092,874)	(45,536,166)	(40,854,132)
Class I	(508,789,469)	(367,245,305)	(285,819,836)	(213,569,253)
Decrease in net assets resulting from distributions	(2,019,059,452)	(1,532,867,224)	(846,099,399)	(598,195,823)
Fund Share Transactions (Note 6)
Net proceeds from shares sold	12,375,187,925	10,684,434,770	4,358,933,849	4,049,337,623
Net asset value of shares issued for reinvested dividends and distributions	1,598,705,920	1,212,645,609	715,496,649	505,565,817
Cost of shares redeemed	(9,572,509,685)	(6,877,542,066)	(4,242,187,741)	(2,754,246,104)
Redemption fees	—	210,543	—	10,692
Increase in net assets from Fund share transactions	4,401,384,160	5,019,748,856	832,242,757	1,800,668,028
Net increase in net assets	4,464,784,916	9,657,011,313	130,743,367	3,061,405,299
Net Assets (Note 1)
Beginning of period	46,000,625,735	36,343,614,422	14,410,183,344	11,348,778,045
End of period	$50,465,410,651	$46,000,625,735	$14,540,926,711	$14,410,183,344
Undistributed net investment income (loss)	$(263,972,685)	$(51,355,308)	$(332,333,800)	$(201,385,958)

*  First Eagle Global Fund, First Eagle Overseas Fund, First Eagle U.S. Value Fund and First Eagle Gold Fund financial statements are shown on a consolidated basis and includes the balances of the First Eagle Global Cayman Fund, Ltd., First Eagle Overseas Cayman Fund, Ltd., First Eagle U.S. Value Cayman Fund, Ltd., and First Eagle Gold Cayman Fund, Ltd., respectively.

See Notes to Financial Statements.

First Eagle Funds | Annual Report | October 31, 2014

Year Ended October 31, 2014

	First Eagle U.S. Value Fund*		First Eagle Gold Fund*
	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2014	Year Ended October 31, 2013
Operations
Net investment income (loss)	$17,273,321	$26,967,686	$(7,891,057)	$(3,834,376)
Net realized gain (loss) from investments, foreign currency and forward contract related transactions and written options	179,000,326	112,869,726	(156,883,224)	(195,499,006)
Change in unrealized appreciation (depreciation) of investments, foreign currency and forward contract related transactions and written options	74,100,158	284,264,216	(143,277,515)	(1,108,704,575)
Net increase (decrease) in net assets resulting from operations	270,373,805	424,101,628	(308,051,796)	(1,308,037,957)
Distribution to Shareholders
Dividends paid from net investment income
Class A	(10,460,091)	(9,725,999)	—	(4,157,731)
Class C	(143,705)	(247,938)	—	(417)
Class I	(10,220,051)	(8,637,463)	—	(4,720,304)
Distributions paid from net realized gains from investment transactions
Class A	(52,254,308)	(32,729,995)	—	—
Class C	(26,476,094)	(14,995,424)	—	—
Class I	(37,762,793)	(21,670,124)	—	—
Decrease in net assets resulting from distributions	(137,317,042)	(88,006,943)	—	(8,878,452)
Fund Share Transactions (Note 6)
Net proceeds from shares sold	610,666,264	834,733,529	508,732,230	907,417,003
Net asset value of shares issued for reinvested dividends and distributions	108,163,213	71,620,315	—	5,750,551
Cost of shares redeemed	(1,003,791,714)	(950,735,608)	(757,212,365)	(1,115,712,771)
Redemption fees	—	—	215,458	267,192
Increase in net assets from Fund share transactions	(284,962,237)	(44,381,764)	(248,264,677)	(202,278,025)
Net increase in net assets	(151,905,474)	291,712,921	(556,316,473)	(1,519,194,434)
Net Assets (Note 1)
Beginning of period	3,285,533,861	2,993,820,940	1,556,065,931	3,075,260,365
End of period	$3,133,628,387	$3,285,533,861	$999,749,458	$1,556,065,931
Undistributed net investment income (loss)	$15,604,225	$21,385,150	$(67,677,782)	$(101,546,800)

First Eagle Funds | Annual Report | October 31, 2014

Statements of Changes in Net Assets (continued)

	First Eagle Global Income Builder Fund		First Eagle High Yield Fund
	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2014	Year Ended October 31, 2013
Operations
Net investment income	$25,975,128	$11,585,054	$59,904,349	$49,165,802
Net realized gain (loss) from investments, foreign currency and forward contract related transactions and written options	14,211,429	(709,160)	10,611,178	(2,765,867)
Change in unrealized appreciation (depreciation) of investments, foreign currency and forward contract related transactions and written options	(26,073,105)	28,562,197	(29,105,740)	12,350,804
Net increase in net assets resulting from operations	14,113,452	39,438,091	41,409,787	58,750,739
Distribution to Shareholders
Dividends paid from net investment income
Class A	(11,526,646)	(5,328,442)	(17,910,020)	(17,581,864)
Class C	(6,172,738)	(2,750,710)	(7,873,832)	(7,437,383)
Class I	(9,327,639)	(3,433,692)	(34,118,150)	(24,148,637)
Class Y	—	—	—	—
Distributions paid from net realized gains from investment transactions
Class A	—	—	—	(236,977)
Class C	—	—	—	(125,800)
Class I	—	—	—	(322,171)
Class Y	—	—	—	—
Decrease in net assets resulting from distributions	(27,027,023)	(11,512,844)	(59,902,002)	(49,852,832)
Fund Share Transactions (Note 6)
Net proceeds from shares sold	990,441,183	423,146,840	654,736,971	604,885,575
Net asset value of shares issued for reinvested dividends and distributions	19,704,051	7,172,309	43,147,832	36,664,728
Cost of shares redeemed	(196,867,028)	(57,584,480)	(553,615,431)	(276,935,608)
Redemption fees	—	—	—	—
Increase (decrease) in net assets from Fund share transactions	813,278,206	372,734,669	144,269,372	364,614,695
Net increase (decrease) in net assets	800,364,635	400,659,916	125,777,157	373,512,602
Net Assets (Note 1)
Beginning of period	508,013,314	107,353,398	1,015,412,316	641,899,714
End of period	$1,308,377,949	$508,013,314	$1,141,189,473	$1,015,412,316
Undistributed net investment income (loss)	$(313,357)	$288,096	$824,592	$(85,145)

See Notes to Financial Statements.

First Eagle Funds | Annual Report | October 31, 2014

Year Ended October 31, 2014

	First Eagle Fund of America
	Year Ended October 31, 2014	Year Ended October 31, 2013
Operations
Net investment income	$10,434,939	$4,287,910
Net realized gain (loss) from investments, foreign currency and forward contract related transactions and written options	241,508,554	54,012,239
Change in unrealized appreciation (depreciation) of investments, foreign currency and forward contract related transactions and written options	76,938,772	454,484,935
Net increase in net assets resulting from operations	328,882,265	512,785,084
Distribution to Shareholders
Dividends paid from net investment income
Class A	(2,659,824)	(239,973)
Class C	—	—
Class I	(2,364,371)	—
Class Y	(859,560)	(211,957)
Distributions paid from net realized gains from investment transactions
Class A	(15,778,835)	—
Class C	(8,199,122)	—
Class I	(7,391,919)	—
Class Y	(7,355,578)	—
Decrease in net assets resulting from distributions	(44,609,209)	(451,930)
Fund Share Transactions (Note 6)
Net proceeds from shares sold	1,049,314,608	1,131,507,230
Net asset value of shares issued for reinvested dividends and distributions	36,046,040	389,689
Cost of shares redeemed	(605,344,079)	(768,152,320)
Redemption fees	—	—
Increase (decrease) in net assets from Fund share transactions	480,016,569	363,744,599
Net increase (decrease) in net assets	764,289,625	876,077,753
Net Assets (Note 1)
Beginning of period	2,487,146,366	1,611,068,613
End of period	$3,251,435,991	$2,487,146,366
Undistributed net investment income (loss)	$7,021,566	$3,185,692

First Eagle Funds | Annual Report | October 31, 2014

First Eagle Global Fund

Financial Highlights

	Year Ended October 31,
	2014			2013
	Class A	Class C	Class I	Class A	Class C	Class I
Selected data for a share of beneficial interest outstanding throughout each year is presented below:*
Net asset value, beginning of year ($)	54.92	53.67	55.23	49.24	48.16	49.50
Income (loss) from investment operations:
Net investment income (loss) ($)	0.30	-0.11	0.43	0.39	0.01	0.52
Net realized and unrealized gains (losses) on investments	2.12	2.08	2.13	7.41	7.27	7.45
Total income (loss) from investment operations	2.42	1.97	2.56	7.80	7.28	7.97
Less distributions:
Dividends from net investment income ($)	-0.66	-0.29	-0.78	-0.51	-0.16	-0.63
Distributions from capital gains	-1.78	-1.78	-1.78	-1.61	-1.61	-1.61
Total distributions	-2.44	-2.07	-2.56	-2.12	-1.77	-2.24
Net asset value, end of year ($)	54.90	53.57	55.23	54.92	53.67	55.23
Total return(a) (%)	4.64	3.85	4.90	16.47	15.63	16.78
Ratios and supplemental data
Net assets, end of year (millions) ($)	17,735	12,342	20,389	18,987	11,436	15,578
Ratio of operating expenses to average net assets including earnings credits (%)	1.11	1.86	0.86	1.13	1.87	0.88
Ratio of operating expenses to average net assets excluding earnings credits (%)	1.11	1.86	0.86	1.13	1.87	0.88
Ratio of net investment income (loss) to average net assets including earnings credits (%)	0.55	-0.21	0.78	0.77	0.02	1.02
Ratio of net investment income (loss) to average net assets excluding earnings credits (%)	0.55	-0.21	0.78	0.77	0.02	1.02
Portfolio turnover rate (%)	15.36	15.36	15.36	11.60	11.60	11.60

*  Per share amounts have been calculated using the average shares method.

(a)  Does not take into account the sales charge of 5.00% for Class A and the CDSC (Contingent Deferred Sales Charge) of 1.00% for Class C shares. A contingent deferred sales charge of 1.00% may apply on redemptions of Class A shares made within 18 months following a purchase of $1,000,000 or more without an initial sales charge.

See Notes to Financial Statements.
First Eagle Funds | Annual Report | October 31, 2014

	Year Ended October 31,
	2012			2011			2010
	Class A	Class C	Class I	Class A	Class C	Class I	Class A	Class C	Class I
Selected data for a share of beneficial interest outstanding throughout each year is presented below:*
Net asset value, beginning of year ($)	46.90	45.91	47.15	44.36	43.47	44.59	38.74	38.07	38.92
Income (loss) from investment operations:
Net investment income (loss) ($)	0.45	0.09	0.57	0.39	0.04	0.51	0.56	0.26	0.69
Net realized and unrealized gains (losses) on investments	3.03	2.98	3.03	2.79	2.75	2.81	5.63	5.51	5.63
Total income (loss) from investment operations	3.48	3.07	3.60	3.18	2.79	3.32	6.19	5.77	6.32
Less distributions:
Dividends from net investment income ($)	-0.53	-0.21	-0.64	-0.64	-0.35	-0.76	-0.57	-0.37	-0.65
Distributions from capital gains	-0.61	-0.61	-0.61	—	—	—	—	—	—
Total distributions	-1.14	-0.82	-1.25	-0.64	-0.35	-0.76	-0.57	-0.37	-0.65
Net asset value, end of year ($)	49.24	48.16	49.50	46.90	45.91	47.15	44.36	43.47	44.59
Total return(a) (%)	7.64	6.83	7.90	7.23	6.45	7.52	16.13	15.23	16.40
Ratios and supplemental data
Net assets, end of year (millions) ($)	15,840	9,322	11,182	14,352	8,385	8,455	12,195	6,524	5,345
Ratio of operating expenses to average net assets including earnings credits (%)	1.15	1.89	0.90	1.13	1.88	0.88	1.16	1.91	0.91
Ratio of operating expenses to average net assets excluding earnings credits (%)	1.15	1.89	0.90	1.13	1.88	0.88	1.16	1.91	0.91
Ratio of net investment income (loss) to average net assets including earnings credits (%)	0.94	0.19	1.19	0.83	0.08	1.07	1.36	0.63	1.68
Ratio of net investment income (loss) to average net assets excluding earnings credits (%)	0.94	0.19	1.19	0.83	0.08	1.07	1.36	0.63	1.68
Portfolio turnover rate (%)	11.29	11.29	11.29	11.57	11.57	11.57	17.37	17.37	17.37

First Eagle Funds | Annual Report | October 31, 2014

First Eagle Overseas Fund

Financial Highlights

	Year Ended October 31,
	2014			2013
	Class A	Class C	Class I	Class A	Class C	Class I
Selected data for a share of beneficial interest outstanding throughout each year is presented below:*
Net asset value, beginning of year ($)	24.40	23.64	24.84	22.26	21.62	22.63
Income (loss) from investment operations:
Net investment income (loss) ($)	0.15	-0.03	0.21	0.13	-0.04	0.20
Net realized and unrealized gains (losses) on investments	0.05	0.07	0.05	3.17	3.09	3.22
Total income (loss) from investment operations	0.20	0.04	0.26	3.30	3.05	3.42
Less distributions:
Dividends from net investment income ($)	-0.46	-0.30	-0.52	-0.26	-0.13	-0.31
Distributions from capital gains	-0.96	-0.96	-0.96	-0.90	-0.90	-0.90
Total distributions	-1.42	-1.26	-1.48	-1.16	-1.03	-1.21
Net asset value, end of year ($)	23.18	22.42	23.62	24.40	23.64	24.84
Total return(a) (%)	1.00	0.28	1.23	15.52	14.67	15.82
Ratios and supplemental data
Net assets, end of year (millions) ($)	4,644	1,086	8,811	5,912	1,120	7,378
Ratio of operating expenses to average net assets including earnings credits (%)	1.14	1.89	0.89	1.15	1.90	0.90
Ratio of operating expenses to average net assets excluding earnings credits (%)	1.14	1.89	0.89	1.15	1.90	0.90
Ratio of net investment income (loss) to average net assets including earnings credits (%)	0.62	-0.13	0.87	0.59	-0.17	0.86
Ratio of net investment income (loss) to average net assets excluding earnings credits (%)	0.62	-0.13	0.87	0.59	-0.17	0.86
Portfolio turnover rate (%)	12.01	12.01	12.01	12.33	12.33	12.33

*  Per share amounts have been calculated using the average shares method.

**  Amount represents less than $0.01 per share.

(a)  Does not take into account the sales charge of 5.00% for Class A and the CDSC (Contingent Deferred Sales Charge) of 1.00% for Class C shares. A contingent deferred sales charge of 1.00% may apply on redemptions of Class A shares made within 18 months following a purchase of $1,000,000 or more without an initial sales charge.

See Notes to Financial Statements.

First Eagle Funds | Annual Report | October 31, 2014

	Year Ended October 31,
	2012			2011			2010
	Class A	Class C	Class I	Class A	Class C	Class I	Class A	Class C		Class I
Selected data for a share of beneficial interest outstanding throughout each year is presented below:*
Net asset value, beginning of year ($)	22.25	21.61	22.61	21.86	21.26	22.20	19.51	19.03		19.80
Income (loss) from investment operations:
Net investment income (loss) ($)	0.24	0.08	0.30	0.18	0.01	0.24	0.15	0.00	**	0.21
Net realized and unrealized gains (losses) on investments	0.80	0.77	0.81	0.74	0.73	0.75	2.80	2.72		2.82
Total income (loss) from investment operations	1.04	0.85	1.11	0.92	0.74	0.99	2.95	2.72		3.03
Less distributions:
Dividends from net investment income ($)	-0.39	-0.20	-0.45	-0.32	-0.18	-0.37	-0.60	-0.49		-0.63
Distributions from capital gains	-0.64	-0.64	-0.64	-0.21	-0.21	-0.21	—	—		—
Total distributions	-1.03	-0.84	-1.09	-0.53	-0.39	-0.58	-0.60	-0.49		-0.63
Net asset value, end of year ($)	22.26	21.62	22.63	22.25	21.61	22.61	21.86	21.26		22.20
Total return(a) (%)	5.06	4.28	5.36	4.27	3.48	4.52	15.45	14.55		15.68
Ratios and supplemental data
Net assets, end of year (millions) ($)	5,111	986	5,252	5,023	1,027	4,136	4,676	914		3,284
Ratio of operating expenses to average net assets including earnings credits (%)	1.17	1.92	0.92	1.14	1.89	0.89	1.17	1.92		0.92
Ratio of operating expenses to average net assets excluding earnings credits (%)	1.17	1.92	0.92	1.14	1.89	0.89	1.17	1.92		0.92
Ratio of net investment income (loss) to average net assets including earnings credits (%)	1.12	0.37	1.36	0.78	0.04	1.06	0.76	0.01		1.03
Ratio of net investment income (loss) to average net assets excluding earnings credits (%)	1.12	0.37	1.36	0.78	0.04	1.06	0.76	0.01		1.03
Portfolio turnover rate (%)	10.50	10.50	10.50	12.22	12.22	12.22	15.53	15.53		15.53

First Eagle Funds | Annual Report | October 31, 2014

First Eagle U.S. Value Fund

Financial Highlights

	Year Ended October 31,
	2014				2013
	Class A	Class C		Class I	Class A	Class C	Class I
Selected data for a share of beneficial interest outstanding throughout each year is presented below:*
Net asset value, beginning of year ($)	20.26	19.97		20.54	18.27	18.02	18.50
Income (loss) from investment operations:
Net investment income (loss) ($)	0.13	-0.03		0.18	0.18	0.03	0.23
Net realized and unrealized gains (losses) on investments	1.60	1.58		1.62	2.36	2.35	2.40
Total income (loss) from investment operations	1.73	1.55		1.80	2.54	2.38	2.63
Less distributions:
Dividends from net investment income ($)	-0.15	-0.00	**	-0.20	-0.13	-0.01	-0.17
Distributions from capital gains	-0.74	-0.74		-0.74	-0.42	-0.42	-0.42
Total distributions	-0.89	-0.74		-0.94	-0.55	-0.43	-0.59
Net asset value, end of year ($)	21.10	20.78		21.40	20.26	19.97	20.54
Total return(a) (%)	8.93	8.09		9.19	14.32	13.53	14.69
Ratios and supplemental data
Net assets, end of year (millions) ($)	1,229	705		1,200	1,480	725	1,080
Ratio of operating expenses to average net assets including earnings credits (%)	1.14	1.89		0.88	1.16	1.91	0.91
Ratio of operating expenses to average net assets excluding earnings credits (%)	1.14	1.89		0.88	1.16	1.91	0.91
Ratio of net investment income (loss) to average net assets including earnings credits (%)	0.63	-0.13		0.87	0.93	0.18	1.18
Ratio of net investment income (loss) to average net assets excluding earnings credits (%)	0.63	-0.13		0.87	0.93	0.18	1.18
Portfolio turnover rate (%)	15.64	15.64		15.64	17.32	17.32	17.32

*  Per share amounts have been calculated using the average shares method.

**  Amount represents less than $0.01 per share.

(a)  Does not take into account the sales charge of 5.00% for Class A and the CDSC (Contingent Deferred Sales Charge) of 1.00% for Class C shares. A contingent deferred sales charge of 1.00% may apply on redemptions of Class A shares made within 18 months following a purchase of $1,000,000 or more without an initial sales charge.

See Notes to Financial Statements.

First Eagle Funds | Annual Report | October 31, 2014

	Year Ended October 31,
	2012			2011			2010
	Class A	Class C	Class I	Class A	Class C	Class I	Class A	Class C	Class I
Selected data for a share of beneficial interest outstanding throughout each year is presented below:*
Net asset value, beginning of year ($)	17.12	16.91	17.33	15.94	15.75	16.12	14.21	14.06	14.37
Income (loss) from investment operations:
Net investment income (loss) ($)	0.15	0.02	0.19	0.17	0.04	0.21	0.32	0.21	0.38
Net realized and unrealized gains (losses) on investments	1.59	1.57	1.61	1.34	1.34	1.37	1.60	1.58	1.59
Total income (loss) from investment operations	1.74	1.59	1.80	1.51	1.38	1.58	1.92	1.79	1.97
Less distributions:
Dividends from net investment income ($)	-0.14	-0.03	-0.18	-0.33	-0.22	-0.37	-0.19	-0.10	-0.22
Distributions from capital gains	-0.45	-0.45	-0.45	—	—	—	—	—	—
Total distributions	-0.59	-0.48	-0.63	-0.33	-0.22	-0.37	-0.19	-0.10	-0.22
Net asset value, end of year ($)	18.27	18.02	18.50	17.12	16.91	17.33	15.94	15.75	16.12
Total return(a) (%)	10.63	9.75	10.86	9.60	8.85	9.92	13.64	12.75	13.84
Ratios and supplemental data
Net assets, end of year (millions) ($)	1,425	631	938	967	408	538	680	320	328
Ratio of operating expenses to average net assets including earnings credits (%)	1.17	1.92	0.93	1.18	1.93	0.93	1.23	1.98	0.99
Ratio of operating expenses to average net assets excluding earnings credits (%)	1.17	1.92	0.93	1.18	1.93	0.93	1.23	1.98	0.99
Ratio of net investment income (loss) to average net assets including earnings credits (%)	0.84	0.09	1.08	0.98	0.24	1.23	2.15	1.41	2.46
Ratio of net investment income (loss) to average net assets excluding earnings credits (%)	0.84	0.09	1.08	0.98	0.24	1.23	2.15	1.41	2.46
Portfolio turnover rate (%)	14.34	14.34	14.34	18.54	18.54	18.54	12.23	12.23	12.23

First Eagle Funds | Annual Report | October 31, 2014

First Eagle Gold Fund

Financial Highlights

	Year Ended October 31,
	2014			2013
	Class A	Class C	Class I	Class A	Class C	Class I
Selected data for a share of beneficial interest outstanding throughout each year is presented below:*
Net asset value, beginning of year ($)	17.03	16.37	17.25	29.86	28.84	30.26
Income (loss) from investment operations:
Net investment income (loss) ($)	-0.09	-0.20	-0.05	-0.02	-0.18	0.03
Net realized and unrealized gains (losses) on investments	-3.49	-3.33	-3.54	-12.73	-12.29	-12.89
Total income (loss) from investment operations	-3.58	-3.53	-3.59	-12.75	-12.47	-12.86
Less distributions:
Dividends from net investment income ($)	—	—	—	-0.08	—	-0.15
Distributions from capital gains	—	—	—	—	—	—
Total distributions	—	—	—	-0.08	—	-0.15
Net asset value, end of year ($)	13.45	12.84	13.66	17.03	16.37	17.25
Total return(a) (%)	-21.02	-21.56	-20.81	-42.80	-43.24	-42.68
Ratios and supplemental data
Net assets, end of year (millions) ($)	448	186	366	764	284	508
Ratio of operating expenses to average net assets including earnings credits (%)	1.27	2.02	1.01	1.25	2.00	1.00
Ratio of operating expenses to average net assets excluding earnings credits (%)	1.27	2.02	1.01	1.25	2.00	1.00
Ratio of net investment income (loss) to average net assets including earnings credits (%)	-0.54	-1.29	-0.29	-0.11	-0.87	0.14
Ratio of net investment income (loss) to average net assets excluding earnings credits (%)	-0.54	-1.29	-0.29	-0.11	-0.87	0.14
Portfolio turnover rate (%)	13.33	13.33	13.33	15.14	15.14	15.14

*  Per share amounts have been calculated using the average shares method.

(a)  Does not take into account the sales charge of 5.00% for Class A and the CDSC (Contingent Deferred Sales Charge) of 1.00% for Class C shares. A contingent deferred sales charge of 1.00% may apply on redemptions of Class A shares made within 18 months following a purchase of $1,000,000 or more without an initial sales charge.

See Notes to Financial Statements.

First Eagle Funds | Annual Report | October 31, 2014

	Year Ended October 31,
	2012			2011			2010
	Class A	Class C	Class I	Class A	Class C	Class I	Class A	Class C	Class I
Selected data for a share of beneficial interest outstanding throughout each year is presented below:*
Net asset value, beginning of year ($)	33.89	32.78	34.33	33.42	32.44	33.81	25.15	24.52	25.43
Income (loss) from investment operations:
Net investment income (loss) ($)	-0.01	-0.22	0.06	-0.19	-0.42	-0.10	-0.17	-0.38	-0.11
Net realized and unrealized gains (losses) on investments	-2.73	-2.66	-2.75	2.60	2.53	2.63	8.82	8.58	8.92
Total income (loss) from investment operations	-2.74	-2.88	-2.69	2.41	2.11	2.53	8.65	8.20	8.81
Less distributions:
Dividends from net investment income ($)	-0.39	-0.16	-0.48	-0.73	-0.56	-0.80	-0.38	-0.28	-0.43
Distributions from capital gains	-0.90	-0.90	-0.90	-1.21	-1.21	-1.21	—	—	—
Total distributions	-1.29	-1.06	-1.38	-1.94	-1.77	-2.01	-0.38	-0.28	-0.43
Net asset value, end of year ($)	29.86	28.84	30.26	33.89	32.78	34.33	33.42	32.44	33.81
Total return(a) (%)	-8.14	-8.86	-7.89	7.38	6.61	7.66	34.73	33.66	35.01
Ratios and supplemental data
Net assets, end of year (millions) ($)	1,535	608	932	1,834	683	1,003	1,900	616	695
Ratio of operating expenses to average net assets including earnings credits (%)	1.21	1.96	0.96	1.20	1.95	0.95	1.22	1.97	0.97
Ratio of operating expenses to average net assets excluding earnings credits (%)	1.21	1.96	0.96	1.20	1.95	0.95	1.22	1.97	0.97
Ratio of net investment income (loss) to average net assets including earnings credits (%)	-0.05	-0.80	0.21	-0.56	-1.30	-0.30	-0.60	-1.35	-0.36
Ratio of net investment income (loss) to average net assets excluding earnings credits (%)	-0.05	-0.80	0.21	-0.56	-1.30	-0.30	-0.60	-1.35	-0.36
Portfolio turnover rate (%)	9.19	9.19	9.19	13.26	13.26	13.26	5.50	5.50	5.50

First Eagle Funds | Annual Report | October 31, 2014

First Eagle Global Income Builder Fund

Financial Highlights

	Year Ended October 31,
	2014			2013
	Class A	Class C	Class I	Class A	Class C	Class I
Selected data for a share of beneficial interest outstanding throughout each year is presented below:*
Net asset value, beginning of year ($)	11.26	11.23	11.23	10.32	10.30	10.33
Income (loss) from investment operations:
Net investment income ($)	0.36	0.27	0.38	0.42	0.34	0.44
Net realized and unrealized gains (losses) on investments	0.17	0.17	0.19	0.91	0.90	0.91
Total income (loss) from investment operations	0.53	0.44	0.57	1.33	1.24	1.35
Less distributions:
Dividends from net investment income ($)	-0.38	-0.29	-0.41	-0.39	-0.31	-0.45
Total distributions	-0.38	-0.29	-0.41	-0.39	-0.31	-0.45
Net asset value, end of year ($)	11.41	11.38	11.39	11.26	11.23	11.23
Total return(c) (%)	4.67	3.90	5.00	13.14	12.25	13.36
Ratios and supplemental data
Net assets, end of year (millions) ($)	440	379	490	231	148	129
Ratio of operating expenses to average net assets including fee waivers and recoupments (%)	1.26	2.00	1.05	1.30	2.04	1.05
Ratio of operating expenses to average net assets excluding fee waivers and recoupments (%)	1.23	1.97	0.97	1.35	2.09	1.10
Ratio of net investment income to average net assets including fee waivers and recoupments (%)	3.09	2.31	3.25	3.85	3.11	4.11
Ratio of net investment income to average net assets excluding fee waivers and recoupments (%)	3.12	2.34	3.33	3.80	3.06	4.06
Portfolio turnover rate (%)	18.45	18.45	18.45	10.87	10.87	10.87

^  Commencement of investment operations

*  Per share amounts have been calculated using the average shares method.

(a)  Not Annualized

(b)  Annualized

(c)  Does not take into account the sales charge of 5.00% for Class A shares and the CDSC (Contingent Deferred Sales Charge) of 1.00% for Class C shares. A contingent deferred sales charge of 1.00% may apply on redemptions of Class A shares made within 18 months following a purchase of $1,000,000 or more without an initial sales charge.

(d)  Certain non-recurring expenses incurred by the Fund were not annualized for the period ended October 31, 2012.

See Notes to Financial Statements.

First Eagle Funds | Annual Report | October 31, 2014

	Period May 1, 2012^ to
	October 31, 2012
	Class A		Class C		Class I
Selected data for a share of beneficial interest outstanding throughout each year is presented below:*
Net asset value, beginning of year ($)	10.00		10.00		10.00
Income (loss) from investment operations:
Net investment income ($)	0.15		0.11		0.18
Net realized and unrealized gains (losses) on investments	0.28		0.29		0.27
Total income (loss) from investment operations	0.43		0.40		0.45
Less distributions:
Dividends from net investment income ($)	-0.11		-0.10		-0.12
Total distributions	-0.11		-0.10		-0.12
Net asset value, end of year ($)	10.32		10.30		10.33
Total return(c) (%)	4.37	(a)	4.00	(a)	4.53	(a)
Ratios and supplemental data
Net assets, end of year (millions) ($)	43		26		38
Ratio of operating expenses to average net assets including fee waivers and recoupments (%)	1.30	(b)(d)	2.05	(b)(d)	1.05	(b)(d)
Ratio of operating expenses to average net assets excluding fee waivers and recoupments (%)	2.13	(b)(d)	2.88	(b)(d)	2.20	(b)(d)
Ratio of net investment income to average net assets including fee waivers and recoupments (%)	2.89	(b)(d)	2.16	(b)(d)	3.56	(b)(d)
Ratio of net investment income to average net assets excluding fee waivers and recoupments (%)	2.06	(b)(d)	1.33	(b)(d)	2.40	(b)(d)
Portfolio turnover rate (%)	5.17	(a)	5.17	(a)	5.17	(a)(d)

First Eagle Funds | Annual Report | October 31, 2014

First Eagle High Yield Fund

Financial Highlights

	Year Ended October 31,
	2014			2013
	Class A	Class C	Class I	Class A	Class C	Class I
Selected data for a share of beneficial interest outstanding throughout each year is presented below:*
Net asset value, beginning of year ($)	10.11	10.10	10.11	9.98	9.97	9.98
Income (loss) from investment operations:
Net investment income ($)	0.53	0.45	0.55	0.59	0.51	0.62
Net realized and unrealized gains (losses) on investments	-0.15	-0.15	-0.14	0.14	0.14	0.14
Total income (loss) from investment operations	0.38	0.30	0.41	0.73	0.65	0.76
Less distributions:
Dividends from net investment income ($)	-0.53	-0.45	-0.56	-0.59	-0.51	-0.62
Distributions from capital gains	—	—	—	-0.01	-0.01	-0.01
Total distributions	-0.53	-0.45	-0.56	-0.60	-0.52	-0.63
Net asset value, end of year ($)	9.96	9.95	9.96	10.11	10.10	10.11
Total return(c) (%)	3.74	2.97	4.03	7.49	6.69	7.85
Ratios and supplemental data
Net assets, end of year (millions) ($)	247	184	710	346	159	511
Ratio of operating expenses to average net assets including fee waivers and reimbursements/(recoupments) (%)	1.09	1.84	0.83	1.13	1.88	0.80
Ratio of operating expenses to average net assets excluding fee waivers and reimbursements/(recoupments) (%)	1.09	1.83	0.84	1.13	1.88	0.88
Ratio of net investment income to average net assets including fee waivers and reimbursements/(recoupments) (%)	5.17	4.42	5.43	5.80	5.07	6.14
Ratio of net investment income to average net assets excluding fee waivers and reimbursements/(recoupments) (%)	5.17	4.43	5.42	5.80	5.07	6.06
Portfolio turnover rate (%)	43.02	43.02	43.02	49.71	49.71	49.71

^  The Fund commenced investment operations in its present form on December 30, 2011.

^^  Class A and Class C commenced operations on January 3, 2012.

*  Per share amounts have been calculated using the average shares method.

(a)  Not Annualized

(b)  Annualized

(c)  Does not take into account the sales charge of 4.50% for Class A and the CDSC (Contingent Deferred Sales Charge) of 1.00% for Class C shares. A contingent deferred sales charge of 1.00% may apply on redemptions of Class A shares made within 18 months following a purchase of $1,000,000 or more without an initial sales charge.

(d)  Certain non-recurring expenses incurred by the Fund were not annualized for the period ended October 31, 2012.

See Notes to Financial Statements.

First Eagle Funds | Annual Report | October 31, 2014

	Period April 1, 2012 to						Year Ended March 31,
	October 31, 2012						2012^					2011	2010
	Class A		Class C		Class I		Class A^^		Class C^^		Class I	Class I	Class I
Selected data for a share of beneficial interest outstanding throughout each year is presented below:*
Net asset value, beginning of year ($)	9.75		9.74		9.75		9.40		9.40		10.29	10.67	7.72
Income (loss) from investment operations:
Net investment income ($)	0.33		0.29		0.36		0.13		0.11		0.68	0.98	1.31
Net realized and unrealized gains (losses) on investments	0.24		0.23		0.23		0.35		0.34		-0.11	0.47	3.07
Total income (loss) from investment operations	0.57		0.52		0.59		0.48		0.45		0.57	1.45	4.38
Less distributions:
Dividends from net investment income ($)	-0.34		-0.29		-0.36		-0.13		-0.11		-0.83	-0.98	-1.28
Distributions from capital gains	—		—		—		—		—		-0.28	-0.85	-0.15
Total distributions	-0.34		-0.29		-0.36		-0.13		-0.11		-1.11	-1.83	-1.43
Net asset value, end of year ($)	9.98		9.97		9.98		9.75		9.74		9.75	10.29	10.67
Total return(c) (%)	5.94	(a)	5.47	(a)	6.20	(a)	5.11		4.78		6.11	14.81	59.30
Ratios and supplemental data
Net assets, end of year (millions) ($)	220		113		309		60		28		115	11	10
Ratio of operating expenses to average net assets including fee waivers and reimbursements/(recoupments) (%)	1.25	(b)(d)	2.00	(b)(d)	0.80	(b)(d)	0.95	(b)	1.66	(b)	0.80	0.80	0.80
Ratio of operating expenses to average net assets excluding fee waivers and reimbursements/(recoupments) (%)	1.27	(b)(d)	2.02	(b)(d)	1.03	(b)(d)	1.12	(b)	1.83	(b)	1.05	1.21	1.04
Ratio of net investment income to average net assets including fee waivers and reimbursements/(recoupments) (%)	5.75	(b)(d)	4.98	(b)(d)	6.23	(b)(d)	5.48	(b)	4.74	(b)	6.98	9.33	13.34
Ratio of net investment income to average net assets excluding fee waivers and reimbursements/(recoupments) (%)	5.73	(b)(d)	4.96	(b)(d)	6.00	(b)(d)	5.31	(b)	4.57	(b)	6.73	8.92	13.10
Portfolio turnover rate (%)	25.02	(a)	25.02	(a)	25.02	(a)	45.21		45.21		45.21	145.96	292.11

First Eagle Funds | Annual Report | October 31, 2014

First Eagle Fund of America

Financial Highlights

	Year Ended October 31,
	2014
	Class A	Class C	Class I	Class Y
Selected data for a share of beneficial interest outstanding throughout each year is presented below:*
Net asset value, beginning of year ($)	34.76	29.94	35.47	35.42
Income (loss) from investment operations:
Net investment income (loss) ($)	0.17	-0.10	0.25	0.17
Net realized and unrealized gains (losses) on investments	4.26	3.66	4.36	4.34
Total income (loss) from investment operations	4.43	3.56	4.61	4.51
Less distributions:
Dividends from net investment income ($)	-0.09	—	-0.17	-0.06
Distributions from capital gains	-0.52	-0.52	-0.52	-0.52
Total distributions	-0.61	-0.52	-0.69	-0.58
Net asset value, end of year ($)	38.58	32.98	39.39	39.35
Total return(a) (%)	12.92	12.06	13.20	12.91
Ratios and supplemental data
Net assets, end of year (millions) ($)	1,204	632	888	528
Ratio of operating expenses to average net assets including earnings credits (%)	1.36	2.11	1.11	1.36
Ratio of operating expenses to average net assets excluding earnings credits (%)	1.36	2.11	1.11	1.36
Ratio of net investment income (loss) to average net assets including earnings credits (%)	0.45	-0.31	0.66	0.45
Ratio of net investment income (loss) to average net assets excluding earnings credits (%)	0.45	-0.31	0.66	0.45
Portfolio turnover rate (%)	35.18	35.18	35.18	35.18

^  Class I commenced investment operations on March 8, 2013.

*  Per share amounts have been calculated using the average shares method.

(a)  Does not take into account the sales charge of 5.00% for Class A and the CDSC (Contingent Deferred Sales Charge) of 1.00% for Class C shares. A contingent deferred sales charge of 1.00% may apply on redemptions of Class A shares made within 18 months following a purchase of $1,000,000 or more without an initial sales charge.

(b)  Not Annualized.

(c)  Annualized.

See Notes to Financial Statements.

First Eagle Funds | Annual Report | October 31, 2014

	Year Ended October 31,
	2013					2012
	Class A	Class C	Class I^		Class Y	Class A	Class C	Class Y
Selected data for a share of beneficial interest outstanding throughout each year is presented below:*
Net asset value, beginning of year ($)	26.86	23.30	31.01		27.37	24.91	22.01	25.35
Income (loss) from investment operations:
Net investment income (loss) ($)	0.10	-0.12	0.07		0.12	0.04	-0.13	0.04
Net realized and unrealized gains (losses) on investments	7.81	6.76	4.39		7.94	3.73	3.24	3.80
Total income (loss) from investment operations	7.91	6.64	4.46		8.06	3.77	3.11	3.84
Less distributions:
Dividends from net investment income ($)	-0.01	—	—		-0.01	—	—	—
Distributions from capital gains	—	—	—		—	-1.82	-1.82	-1.82
Total distributions	-0.01	—	—		-0.01	-1.82	-1.82	-1.82
Net asset value, end of year ($)	34.76	29.94	35.47		35.42	26.86	23.30	27.37
Total return(a) (%)	29.45	28.44	14.38	(b)	29.45	16.46	15.62	16.50
Ratios and supplemental data
Net assets, end of year (millions) ($)	1,036	455	491		504	699	246	667
Ratio of operating expenses to average net assets including earnings credits (%)	1.41	2.16	1.19	(c)	1.41	1.44	2.19	1.44
Ratio of operating expenses to average net assets excluding earnings credits (%)	1.41	2.16	1.19	(c)	1.41	1.44	2.19	1.44
Ratio of net investment income (loss) to average net assets including earnings credits (%)	0.31	-0.46	0.34	(c)	0.39	0.14	-0.61	0.14
Ratio of net investment income (loss) to average net assets excluding earnings credits (%)	0.31	-0.46	0.34	(c)	0.39	0.14	-0.61	0.14
Portfolio turnover rate (%)	32.12	32.12	32.12	(b)	32.12	31.48	31.48	31.48

First Eagle Funds | Annual Report | October 31, 2014

First Eagle Fund of America

Financial Highlights (continued)

	Year Ended October 31,
	2011			2010
	Class A	Class C	Class Y	Class A	Class C	Class Y
Selected data for a share of beneficial interest outstanding throughout each year is presented below:*
Net asset value, beginning of year ($)	24.06	21.32	24.47	19.32	17.25	19.66
Income (loss) from investment operations:
Net investment income (loss) ($)	-0.09	-0.25	-0.08	0.13	-0.03	0.14
Net realized and unrealized gains (losses) on investments	1.11	0.98	1.12	4.61	4.10	4.67
Total income (loss) from investment operations	1.02	0.73	1.04	4.74	4.07	4.81
Less distributions:
Dividends from net investment income ($)	-0.17	-0.04	-0.16	—	—	—
Distributions from capital gains	—	—	—	—	—	—
Total distributions	-0.17	-0.04	-0.16	—	—	—
Net asset value, end of year ($)	24.91	22.01	25.35	24.06	21.32	24.47
Total return(a) (%)	4.22	3.43	4.20	24.53	23.59	24.47
Ratios and supplemental data
Net assets, end of year (millions) ($)	549	194	633	379	122	599
Ratio of operating expenses to average net assets including earnings credits (%)	1.43	2.18	1.43	1.47	2.22	1.47
Ratio of operating expenses to average net assets excluding earnings credits (%)	1.43	2.18	1.43	1.47	2.22	1.47
Ratio of net investment income (loss) to average net assets including earnings credits (%)	-0.33	-1.08	-0.31	0.61	-0.14	0.62
Ratio of net investment income (loss) to average net assets excluding earnings credits (%)	-0.33	-1.08	-0.31	0.61	-0.14	0.62
Portfolio turnover rate (%)	67.61	67.61	67.61	40.00	40.00	40.00

*  Per share amounts have been calculated using the average shares method.

(a)  Does not take into account the sales charge of 5.00% for Class A and the CDSC (Contingent Deferred Sales Charge) of 1.00% for Class C shares. A contingent deferred sales charge of 1.00% may apply on redemptions of Class A shares made within 18 months following a purchase of $1,000,000 or more without an initial sales charge.

See Notes to Financial Statements.

First Eagle Funds | Annual Report | October 31, 2014

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Notes to Financial Statements

Note 1 — Significant Accounting Policies

First Eagle Funds (the "Trust"), is an open-end management investment company registered under the Investment Company Act of 1940, as amended ("1940 Act"). The Trust consists of eight separate portfolios, First Eagle Global Fund, First Eagle Overseas Fund, First Eagle U.S. Value Fund, First Eagle Gold Fund, First Eagle Global Income Builder Fund, First Eagle High Yield Fund, First Eagle Fund of America and First Eagle Absolute Return Fund (each individually a "Fund" or collectively the "Funds"). All the Funds are diversified mutual funds except for First Eagle Gold Fund, First Eagle Absolute Return Fund and First Eagle Fund of America, which are non-diversified. The Trust is a Delaware statutory trust. The First Eagle Global Fund seeks long-term growth of capital by investing in a range of asset classes from markets in the United States and throughout the world. The First Eagle Overseas Fund seeks long-term growth of capital by investing primarily in equities issued by non-U.S. corporations. The First Eagle U.S. Value Fund seeks long-term growth of capital by investing, under normal market conditions, at least 80% of its assets in domestic equity and debt securities. The First Eagle Gold Fund seeks to provide investors the opportunity to participate in the investment characteristics of gold (and to a limited extent other precious metals) for a portion of their overall investment portfolio. The First Eagle Global Income Builder Fund (which commenced operations on May 1, 2012) seeks current income generation and long-term growth of capital. The First Eagle High Yield Fund seeks to provide investors with a high level of current income. The First Eagle Fund of America seeks capital appreciation by investing primarily in domestic stocks and, to a lesser extent, in debt and international equity securities. No results are presented in these financial statements for First Eagle Absolute Return Fund, which commenced operations on May 14, 2014 and is described in a prospectus and annual report separate from that for the other seven Funds discussed here.

Effective at the close of business on Friday, May 9, 2014, the First Eagle Overseas Fund is closed to new investors, subject to certain limited exceptions. Additional information can be found in the prospectus.

First Eagle Investment Management, LLC (the "Adviser"), a subsidiary of Arnhold and S. Bleichroeder Holdings, Inc. ("ASB Holdings"), manages the Funds.

The following is a summary of significant accounting policies that are adhered to by the Funds and that are in conformity with U.S. generally accepted accounting principles ("GAAP").

a)  Investments in Subsidiaries — The First Eagle Global Fund (the "Global Fund"), First Eagle Overseas Fund (the "Overseas Fund"), First Eagle U.S. Value Fund (the "U.S. Value Fund"), and First Eagle Gold Fund (the "Gold Fund") may invest in certain precious metals through their investment in the First Eagle Global Cayman Fund, Ltd., First Eagle Overseas Cayman Fund, Ltd., First Eagle U.S. Value Cayman Fund, Ltd., and First Eagle Gold Cayman Fund, Ltd., respectively, each a wholly owned subsidiary (each referred to herein as a "Subsidiary" or collectively the "Subsidiaries"). Each Fund may invest up to 25% of its total assets in shares of its respective Subsidiary. Each Subsidiary has the ability to invest in commodities and securities consistent with the investment objective of its respective Fund. Substantially all of each Subsidiary's assets represent physical gold (bullion). Trading in bullion directly by the Funds

First Eagle Funds | Annual Report | October 31, 2014

Notes to Financial Statements

presents the risk of tax consequences (e.g., a change in the Funds' tax status subjecting the Funds to be taxed at the Fund level on all of their income if the Funds' "non-qualifying income" exceeds 10% of the Funds' gross income in any taxable year). Trading in bullion by the Subsidiaries generally does not present the same tax risks.

The First Eagle Global Cayman Fund, Ltd., established on October 18, 2013, is an exempted company under the laws of the Cayman Islands. The consolidated financial statements include the accounts of the Global Fund and the First Eagle Global Cayman Fund, Ltd. All intercompany transactions and balances have been eliminated. As of October 31, 2014, the First Eagle Global Cayman Fund, Ltd. has $2,061,504,760 in net assets, representing 4.08% of the Global Fund's net assets.

The First Eagle Overseas Cayman Fund, Ltd., established on October 18, 2013, is an exempted company under the laws of the Cayman Islands. The consolidated financial statements include the accounts of the Overseas Fund and the First Eagle Overseas Cayman Fund, Ltd. All intercompany transactions and balances have been eliminated. As of October 31, 2014, the First Eagle Overseas Cayman Fund, Ltd. has $459,096,269 in net assets, representing 3.16% of the Overseas Fund's net assets.

The First Eagle U.S. Value Cayman Fund, Ltd., established on January 24, 2012, is an exempted company under the laws of the Cayman Islands. The consolidated financial statements include the accounts of the U.S. Value Fund and the First Eagle U.S. Value Cayman Fund, Ltd. All intercompany transactions and balances have been eliminated. As of October 31, 2014, the First Eagle U.S. Value Cayman Fund, Ltd. has $154,844,211 in net assets, representing 4.94% of the U.S. Value Fund's net assets.

The First Eagle Gold Cayman Fund, Ltd., established on May 28, 2010, is an exempted company under the laws of the Cayman Islands. The consolidated financial statements include the accounts of the Gold Fund and the First Eagle Gold Cayman Fund, Ltd. All intercompany transactions and balances have been eliminated. As of October 31, 2014, the First Eagle Gold Cayman Fund, Ltd. has $258,151,637 in net assets, representing 25.82% of the Gold Fund's net assets.

b)  Investment valuation — Each Fund computes its net asset value once daily as of the close of trading on each day the New York Stock Exchange ("NYSE") is open for trading. The net asset value per share is computed by dividing the total current value of the assets of a Fund, less its liabilities, by the total number of shares outstanding at the time of such computation.

A portfolio security (including an option), other than a bond, which is traded on a U.S. national securities exchange or a securities exchange abroad is normally valued at the price of the last sale on the exchange as of the close of business on the date on which assets are valued. If there are no sales on such date, such portfolio investment will be valued at the mean between the closing bid and asked prices (and if there is only a bid or only an asked price on such date, valuation will be at such bid or asked price for long or short positions, respectively). Securities, other than bonds, traded in the over-the-counter market are valued at the mean between the last bid and asked prices prior to the time of valuation (and if there is only a bid

First Eagle Funds | Annual Report | October 31, 2014

Notes to Financial Statements

or only an asked price on such date, valuation will be at such bid or asked price for long or short positions, respectively), except if such unlisted security traded on the NASDAQ, in which case it is valued at its last sale price (or, if available, the NASDAQ Official Closing Price).

All bonds, whether listed on an exchange or traded in the over-the-counter market, for which market quotations are readily available are valued at the mean between the last bid and asked prices received from dealers in the over-the-counter market in the United States or abroad, except that when no asked price is available, bonds are valued at the last bid price alone. Broker-Dealers or pricing services use multiple valuation techniques to determine value. In instances where sufficient market activity exists, dealers or pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the dealers or pricing services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining value and/or market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon-rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair values. Effective December 15, 2014, short-term investments maturing in sixty days or less will be valued at market price. Prior to December 15, 2014 short-term investments maturing in sixty days or less were valued at cost plus interest earned (or discount amortized, as the case may be), which was deemed to approximate value.

Commodities (such as physical metals) are valued at the spot price at 4:00 p.m. E.S.T., as provided by an independent pricing source.

Forward contracts are valued at the current cost of covering or offsetting such contracts by reference to forward currency rates as of 4:00 p.m. E.S.T.

The 4:00 p.m. E.S.T. exchange rates are used to convert foreign security prices into U.S. dollars.

Any security that is listed or traded on more than one exchange (or traded in multiple markets) is valued at the relevant quotation on the exchange or market deemed by the Adviser to be the primary trading venue for that security. In the absence of such a quotation, a quotation from the exchange or market deemed by the Adviser to be the secondary trading venue for the particular security shall be used. The Funds use pricing services to identify the market prices of publicly traded securities in their portfolios. When market prices are determined to be "stale" as a result of limited market activity for a particular holding, or in other circumstances when market prices are unavailable, such as for private placements, or determined to be unreliable for a particular holding, such holdings may be "fair valued" in accordance with procedures approved by the Board of Trustees ("Board"). Additionally, with respect to foreign holdings, specifically in circumstances leading the Adviser to believe that significant events occurring after the close of a foreign market have materially affected the value of a Fund's holdings in that market, such holdings may be fair valued to reflect the events in accordance with procedures approved by the Board. The determination of whether a particular foreign investment should be fair valued will be based on review of a number of factors, including developments

First Eagle Funds | Annual Report | October 31, 2014

Notes to Financial Statements

in foreign markets, the performance of U.S. securities markets and security-specific events. The values assigned to a Fund's holdings therefore may differ on occasion from reported market values.

Certain Funds with non-U.S. holdings have adopted procedures under which movements in the prices for U.S. securities (beyond specified thresholds) occurring after the close of a foreign market may require fair valuation of securities traded in that foreign market. The values assigned to a Fund's foreign holdings therefore may differ on occasion from reported market values. The Trust and the Adviser believe relying on the procedures as just described will result in prices that are more reflective of the actual market value of portfolio securities held by the Funds as of 4:00 p.m. E.S.T.

The Funds adopted provisions surrounding fair value measurements and disclosures that define fair value, establish a framework for measuring fair value in GAAP and expand disclosures about fair value measurements. This applies to fair value measurements that are already required or permitted by other accounting standards and is intended to increase consistency of those measurements and applies broadly to securities and other types of assets and liabilities.

The Funds disclose the fair value of their investments in a hierarchy that prioritizes the inputs or assumptions to valuation techniques used to measure fair value. These inputs are used in determining the value of the Funds' investments and are summarized in the following fair value hierarchy:

Level 1 — Quoted prices in active markets for identical securities.

Level 2 — Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 — Other significant unobservable inputs (including the Fund's own assumption in determining the fair value of investments).

The significant unobservable inputs that may be used in determining valuations for investments identified within Level 3 are market comparables and the enterprise value of a company. Indications of value and quotations may be observable at any given time, but are currently treated by the Funds as unobservable. Significant changes in any of the unobservable inputs may significantly impact the fair value measurement. The impact is based on the relationship between each unobservable input and the fair value measurement.

Significant increases (decreases) in enterprise multiples may increase (decrease) the fair value measurement. Significant increases (decreases) in the discount for marketability, probability of insolvency and probability of default may decrease (increase) the fair value measurement.

Fair valuation of securities, other financial investments or other assets (collectively, "securities") held by the Funds shall be determined in good faith by or under the direction of the Board, generally acting through its designated Board Valuation Committee or Valuation Committee (collectively, the "Committees"). The Committees' responsibilities include making determinations regarding Level 3 fair value measurements and providing the results to the Board, in accordance with the Funds' valuation policies.

First Eagle Funds | Annual Report | October 31, 2014

Notes to Financial Statements

It is the policy of the Funds to recognize significant transfers between Levels 1, 2 and 3 and to disclose those transfers as of the date of the underlying event which caused the movement.

The following is a summary of the Funds' inputs used to value the Funds' investments as of October 31, 2014:

First Eagle Global Fund

Description	Level 1	Level 2	Level 3(a)		Total
Assets:†
U.S. Common Stocks	$16,866,566,019	$1,418,224	$—		$16,867,984,243
International Common Stocks	19,177,293,156	7,183,085	11,370,269		19,195,846,510
International Preferred Stock	132,595,078	—	—		132,595,078
Investment Company	434,056	—	—		434,056
Warrant	114,976,600	—	—		114,976,600
Commodity*	2,418,179,723	—	—		2,418,179,723
Government Obligations	—	1,003,320,250	—		1,003,320,250
U.S. Corporate Bond	—	5,439,665	—		5,439,665
International Corporate Notes and Bonds	—	34,217,607	35,015,551		69,233,158
International Government Bonds	—	147,963,283	—	^	147,963,283
International Commercial Paper	—	3,781,865,356	—		3,781,865,356
U.S. Commercial Paper	—	6,425,258,623	—		6,425,258,623
Foreign Currency Contracts**	—	193,633,407	—		193,633,407
Total	$38,710,044,632	$11,600,299,500	$46,385,820		$50,356,729,952
Liabilities:
Covered Call Options Written	$1,579,500	$—	$—		$1,579,500
Foreign Currency Contracts**	—	2,332,362	—		2,332,362
Total	$1,579,500	$2,332,362	$—		$3,911,862

(a)  Level 3 securities are identified in the Schedule of Investments with the footnote (e).

†  See Consolidated Schedule of Investments for additional detailed categorizations.

^  Fair value represents zero.

*  Represents gold bullion.

**  Foreign currency contracts are valued at net unrealized appreciation (depreciation) on the investment.

For the period ended October 31, 2014, there was no security transfer activity from Level 1 to Level 2 and no security transfer activity from Level 2 to Level 1.

First Eagle Funds | Annual Report | October 31, 2014

Notes to Financial Statements

Fair Value Level 3 activity for the period ended October 31, 2014 was as follows:

First Eagle Global Fund (continued)

	International Common Stocks	International Corporate Bonds		Total Value
Beginning Balance — market value	$12,514,385	$38,819,641		$51,334,026
Purchases	—	—		—
Sales	—	(881,801	)*	(881,801)
Transfer In — Level 3	—	—		—
Transfer Out — Level 3	—	—		—
Accrued Amortization	—	—		—
Realized Gains (Losses)	—	(42,794	)*	(42,794)
Change in Unrealized Appreciation (Depreciation)	(1,144,116)	(2,879,495)		(4,023,611)
Ending Balance — market value	$11,370,269	$35,015,551		$46,385,820
Change in unrealized gains or (losses) relating to assets still held at reporting date	$(1,144,116)	$(2,879,495)		$(4,023,611)

*Related to a paydown of previously recapitalized interest receivable to principal.

First Eagle Funds | Annual Report | October 31, 2014

Notes to Financial Statements

First Eagle Overseas Fund

Description	Level 1	Level 2(a)	Level 3(b)		Total
Assets:†
International Common Stocks	$10,519,946,838	$676,694	$31,419,040		$10,552,042,572
U.S. Common Stock	7,597,800	—	—		7,597,800
International Preferred Stocks	71,901,633	—	—		71,901,633
Investment Company	96,753	—	—		96,753
Rights	21,928,853	—	—	^	21,928,853
Commodity*	692,811,472	—	—		692,811,472
Term Loans	—	—	4,278,594		4,278,594
International Convertible Bond	—	17,940,000	—		17,940,000
International Corporate Bonds	—	81,825,115	23,343,700		105,168,815
International Government Bond	—	36,735,237	—		36,735,237
International Commercial Paper	—	1,121,268,062	—		1,121,268,062
U.S. Commercial Paper	—	1,755,335,382	—		1,755,335,382
Foreign Currency Contracts**	—	104,627,771	—		104,627,771
Total	$11,314,283,349	$3,118,408,261	$59,041,334		$14,491,732,944
Liabilities:
Foreign Currency Contracts**	$—	$1,027,404	$—		$1,027,404
Total	$—	$1,027,404	$—		$1,027,404

(a)  Transfer into/out of Level 2 represent value as of the beginning of the period.

Term Loans valued at $4,321,741 were transferred from Level 2 to Level 3 during the year ended October 31, 2014. At October 31, 2013, these securities were valued using broker quotes; at October 31, 2014, these securities were valued using other significant unobservable inputs. There was no security transfer activity from Level 1 to Level 2 and no security transfer activity from Level 2 to Level 1.

(b)  Level 3 securities are identified in the Schedule of Investments with the footnote (d).

†  See Consolidated Schedule of Investments for additional detailed categorizations.

^  Fair value represents zero.

*  Represents gold bullion.

**  Foreign currency contracts are valued at net unrealized appreciation (depreciation) on the investment.

First Eagle Funds | Annual Report | October 31, 2014

Notes to Financial Statements

Fair Value Level 3 activity for the period ended October 31, 2014 was as follows:

First Eagle Overseas Fund (continued)

	International Common Stocks	Right		International Corporate Bonds		Term Loans	Total Value
Beginning Balance — market value	$34,181,929	$—	^	$25,879,761		$— ^	$60,061,690
Purchases	—	8,992		—		—	8,992
Sales	—	—		(587,867	)*	—	(587,867)
Transfer In — Level 3	—	—		—		4,321,741	4,321,741
Transfer Out — Level 3	—	—		—		—	—
Accrued Amortization	—	—		—		—	—
Realized Gains (Losses)	—	—		(28,300	)*	—	(28,300)
Change in Unrealized Appreciation (Depreciation)	(2,762,889)	(8,992)		(1,919,894)		(43,147)	(4,734,922)
Ending Balance — market value	$31,419,040	$—	^	$23,343,700		$4,278,594	$59,041,334
Change in unrealized gains or (losses) relating to assets still held at reporting date	$(2,762,889)	$(8,992)		$(1,919,894)		$(43,147)	$(4,734,922)

^Fair value represents zero.

*Related to a paydown of previously recapitalized interest receivable to principal.
First Eagle Funds | Annual Report | October 31, 2014

Notes to Financial Statements

First Eagle U.S. Value Fund

Description	Level 1	Level 2	Level 3	Total
Assets:†
U.S. Common Stocks	$2,173,399,418	$2,560	$—	$2,173,401,978
International Common Stocks	209,846,857	—	—	209,846,857
Investment Company	42,071	—	—	42,071
Warrant	17,582,855	—	—	17,582,855
Commodity*	154,834,322	—	—	154,834,322
U.S. Corporate Bonds	—	12,583,055	—	12,583,055
U.S. Treasury Bills	—	129,998,665	—	129,998,665
International Commercial Paper	—	130,592,055	—	130,592,055
U.S. Commercial Paper	—	299,604,771	—	299,604,771
Total	$2,555,705,523	$572,781,106	$—	$3,128,486,629
Liabilities:
Covered Call Options Written	$175,500	$—	$—	$175,500
Total	$175,500	$—	$—	$175,500

†See Consolidated Schedule of Investments for additional detailed categorizations.

*  Represents gold bullion.

For the year ended October 31, 2014, there was no security transfer activity from Level 1 to Level 2 and no security transfer activity from Level 2 to Level 1.

Fair Value Level 3 activity for the period ended October 31, 2014 was as follows:

U.S. Preferred Stock
Beginning Balance — market value	$4,952,588
Purchases	—
Sales	(5,405,280)
Transfer In — Level 3	—
Transfer Out — Level 3	—
Accrued Amortization	—
Realized Gains (Losses)	2,863,109
Change in Unrealized Appreciation (Depreciation)	(2,410,417)
Ending Balance — market value	$—
Change in unrealized gains or (losses) relating to assets still held at reporting date	$—

First Eagle Funds | Annual Report | October 31, 2014

Notes to Financial Statements

First Eagle Gold Fund

Description	Level 1	Level 2	Level 3(a)		Total
Assets:†
International Common Stocks	$566,264,911	$—	$—		$566,264,911
U.S. Common Stocks	135,395,208	—	—		135,395,208
Investment Company	160,878	—	—		160,878
Commodities*	258,088,499	—	—		258,088,499
International Convertible Bonds	—	—	27,618,750	(b)	27,618,750
International Commercial Paper	—	15,911,810	—		15,911,810
Total	$959,909,496	$15,911,810	$27,618,750		$1,003,440,056

(a)  Level 3 securities are identified in the Schedule of Investments with the footnote (d).

(b)  Represents a convertible bond that is fair valued using a comparable security from the same issuer that is publicly traded.

†  See Consolidated Schedule of Investments for additional detailed categorizations.

*  Represents gold bullion and silver bullion.

For the period ended October 31, 2014, there was no security transfer activity from Level 1 to Level 2 and no security transfer activity from Level 2 to Level 1.

Fair Value Level 3 activity for the period ended October 31, 2014 was as follows:

	International Convertible Bonds	Warrants		Total Value
Beginning Balance — market value	$30,000,000	$—	^	$30,000,000
Purchases	10,039	—		10,039
Sales	(93,751)	—	^	(93,751)
Transfer In — Level 3	—	—		—
Transfer Out — Level 3	—	—		—
Accrued Amortization	—	—		—
Realized Gains (Losses)	(1,773)	—		(1,773)
Change in Unrealized Appreciation (Depreciation)	(2,295,765)	—		(2,295,765)
Ending Balance — market value	$27,618,750	$—	^	$27,618,750
Change in unrealized gains or (losses) relating to assets still held at reporting date	$(2,295,765)	$—	^	$(2,295,765)

^Fair value represents zero.

First Eagle Funds | Annual Report | October 31, 2014

Notes to Financial Statements

First Eagle Global Income Builder Fund

Description	Level 1	Level 2	Level 3(a)	Total
Assets:†
U.S. Common Stocks	$197,942,837	$—	$—	$197,942,837
International Common Stocks	484,300,877	—	1,886,000	486,186,877
Closed-End Mutual Fund	2,230,943	—	—	2,230,943
Commodity*	15,284,397	—	—	15,284,397
U.S. Corporate Bonds	—	261,344,179	—	261,344,179
International Convertible Bond	—	780,000	—	780,000
International Corporate Bonds	—	131,567,740	—	131,567,740
Term Loans	—	122,455,762	—	122,455,762
International Commercial Paper	—	90,715,914	—	90,715,914
Foreign Currency Contracts**	—	4,157,647	—	4,157,647
Total	$699,759,054	$611,021,242	$1,886,000	$1,312,666,296
Liabilities:
Foreign Currency Contracts**	$—	$135,724	$—	$135,724
Total	$—	$135,724	$—	$135,724

(a)  Level 3 securities are identified in the Schedule of Investments with the footnote (b).

†  See Schedule of Investments for additional detailed categorizations.

*  Represents gold bullion.

**  Foreign currency contracts are valued at net unrealized appreciation (depreciation) on the investment.

For the year ended October 31, 2014, there was no security transfer activity from Level 1 to Level 2 and no security transfer activity from Level 2 to Level 1.

International Common Stocks
Beginning Balance — market value	$—
Purchases	1,850,000
Sales	—
Transfer In — Level 3	—
Transfer Out — Level 3	—
Accrued Amortization	—
Realized Gains (Losses)	—
Change in Unrealized Appreciation (Depreciation)	36,000
Ending Balance — market value	$1,886,000
Change in unrealized gains or (losses) relating to assets still held at reporting date	$36,000

First Eagle Funds | Annual Report | October 31, 2014

Notes to Financial Statements

First Eagle High Yield Fund

Description	Level 1	Level 2	Level 3(a)	Total
Assets:†
U.S. Convertible Bond	$—	$2,039,475	$—	$2,039,475
U.S. Corporate Bonds	—	591,644,367	—	591,644,367
International Convertible Bonds	—	1,950,000	—	1,950,000
International Corporate Bonds	—	260,831,898	10,108,468	270,940,366
Term Loans	—	209,664,765	—	209,664,765
International Commercial Paper	—	60,138,280	—	60,138,280
Foreign Currency Contracts*	—	1,686,488	—	1,686,488
Total	$—	$1,127,955,273	$10,108,468	$1,138,063,741
Liabilities:
Foreign Currency Contracts*	$—	$356,102	$—	$356,102
Total	$—	$356,102	$—	$356,102

(a)  Level 3 securities are identified in the Schedule of Investments with the footnote (h).

†  See Schedule of Investments for additional detailed categorizations.

*  Foreign currency contracts are valued at net unrealized appreciation (depreciation) on the investment.

For the period ended October 31, 2014, there was no security transfer activity from Level 1 to Level 2 and no security transfer activity from Level 2 to Level 1.

International Corporate Bonds
Beginning Balance — market value	$—
Purchases	10,146,517
Sales	—
Transfer In — Level 3	—
Transfer Out — Level 3	—
Accrued Amortization	—
Realized Gains (Losses)	—
Change in Unrealized Appreciation (Depreciation)	(38,049)
Ending Balance — market value	$10,108,468
Change in unrealized gains or (losses) relating to assets still held at reporting date	$(38,049)

First Eagle Funds | Annual Report | October 31, 2014

Notes to Financial Statements

First Eagle Fund of America

Description	Level 1	Level 2	Level 3	Total
Assets:†
U.S. Common Stocks	$2,983,116,354	$—	$—	$2,983,116,354
International Common Stock	130,856,803	—	—	130,856,803
Investment Company	211,310,956	—	—	211,310,956
U.S. Convertible Bond	—	6,918,844	—	6,918,844
Total	$3,325,284,113	$6,918,844	$—	$3,332,202,957
Liabilities:
Covered Call Options Written	$39,662,209	$—	$—	$39,662,209
Total	$39,662,209	$—	$—	$39,662,209

†See Schedule of Investments for additional detailed categorizations.

For the period ended October 31, 2014, there was no security transfer activity from Level 1 to Level 2 and no security transfer activity from Level 2 to Level 1.

c)  Investment transactions and income — Investment transactions are accounted for on a trade date basis. The specific identification method is used in determining realized gains and losses from investment transactions. Dividend income is recorded on the ex-dividend date. Interest income is recorded daily on the accrual basis. In computing investment income, each Fund accretes discounts and amortizes premiums on debt obligations using the effective yield method. Investment income is allocated to each Fund's share class in proportion to its relative net assets. Payments received from certain investments held by the Funds may be comprised of dividends, capital gains and return of capital. The Funds originally estimate the expected classification of such payments. The amounts may subsequently be reclassified upon receipt of information from the issuer.

d)  Expenses — Expenses arising in connection with a Fund are charged directly to that Fund. Expenses common to all Funds are generally allocated to each Fund in proportion to its relative net assets. Certain expenses are shared with the First Eagle Variable Funds, an affiliated fund group. Such costs are generally allocated using the ratio of the Fund's average daily net assets relative to the total average daily net assets of the First Eagle Variable Funds. Earnings credits may reduce shareholder servicing agent fees by the amount of interest earned on balances with such service provider.

e)  Foreign currency translation — The books and records of the Funds are maintained in U.S. dollars. The market values of securities which are not traded in U.S. currency are recorded in the financial statements after translation to U.S. dollars based on the applicable exchange rates at the end of the period. The costs of such securities are translated at exchange rates prevailing when acquired. Related interest, dividends and withholding taxes are accrued at the rates of exchange prevailing on the respective dates of such transactions.

First Eagle Funds | Annual Report | October 31, 2014

Notes to Financial Statements

The net assets of each of the Funds are presented at the foreign exchange rates and market values at the close of the period. The Funds do not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the securities. Accordingly, such foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions on the Statements of Operations. However, for federal income tax purposes each Fund does isolate the effect of changes in foreign exchange rates from the changes in market prices for realized gains and losses on debt obligations.

f)  Forward currency contracts — In connection with portfolio purchases and sales of securities denominated in foreign currencies, each Fund may enter into forward currency contracts. The First Eagle Global Fund, First Eagle Overseas Fund, First Eagle Global Income Builder Fund and First Eagle High Yield Fund enter into foreign exchange contracts primarily to manage and/or gain exposure to certain foreign currencies. The Funds' currency transactions include portfolio hedging on portfolio positions. Portfolio hedging is the use of a forward contract (or other cash management position) with respect to one or more portfolio security positions denominated or quoted in a particular currency. Currency exchange transactions involve currencies of different countries that the Funds invest in and serve as hedges against possible variations in the exchange rates between these currencies and the U.S. dollar. Each Fund may engage in portfolio hedging with respect to the currency of a particular country in amounts approximating actual or anticipated positions in securities denominated in that currency. Hedging can reduce exposure to currency exchange movements, but cannot eliminate that exposure. It is possible to lose money under a hedge.

Funds investing in foreign exchange contracts are exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the Fund is unable to enter into a closing position. Forward currency contracts outstanding at period end, if any, are listed after each Fund's portfolio. Outstanding contracts at period end are indicative of the volume of activity during the period, proportionate to the net assets of the Fund.

The Funds adopted provisions surrounding disclosures and derivative instruments and hedging activities which require qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments, and disclosures about currency-risk-related contingent features in derivative agreements.

At October 31, 2014, the Funds had the following foreign forward currency contracts grouped into appropriate risk categories illustrated below:

First Eagle Global Fund

			Gain or (Loss) Derivative Recognized in Income
Risk Type	Asset Derivative Fair Value(1)	Liability Derivative Fair Value(2)	Realized Gain(3)	Change in Appreciation(4)
Foreign Currency	$193,633,407	$2,332,362	$141,918,761	$233,491,936

First Eagle Funds | Annual Report | October 31, 2014

Notes to Financial Statements

First Eagle Overseas Fund

			Gain or (Loss) Derivative Recognized in Income
Risk Type	Asset Derivative Fair Value(1)	Liability Derivative Fair Value(2)	Realized Gain(3)	Change in Appreciation(4)
Foreign Currency	$104,627,771	$1,027,404	$67,799,091	$129,760,854

First Eagle Global Income Builder Fund

			Gain or (Loss) Derivative Recognized in Income
Risk Type	Asset Derivative Fair Value(1)	Liability Derivative Fair Value(2)	Realized Gain(3)	Change in Appreciation(4)
Foreign Currency	$4,157,647	$135,724	$726,062	$4,832,354

First Eagle High Yield Fund

			Gain or (Loss) Derivative Recognized in Income
Risk Type	Asset Derivative Fair Value(1)	Liability Derivative Fair Value(2)	Realized Loss(3)	Change in Depreciation(4)
Foreign Currency	$1,686,488	$356,102	$(950,552)	$2,089,804

(1)  Statements of Assets and Liabilities location: Receivable for forward currency contracts held, at value.

(2)  Statements of Assets and Liabilities location: Payable for forward currency contracts held, at value.

(3)  Statements of Operations location: Net realized gains (losses) from: foreign currency and forward contract related transactions.

(4)  Statements of Operations location: Changes in unrealized appreciation (depreciation) of foreign currency and forward contract related translation.

First Eagle Funds | Annual Report | October 31, 2014

Notes to Financial Statements

The following tables present each Fund's gross derivative assets and liabilities by counterparty net of amounts available for offset under netting arrangements and any related collateral received or pledged by each Fund as of October 31, 2014:

First Eagle Global Fund

Counterparty	Gross Amounts of Assets Presented in Statements of Assets and Liabilities	Derivatives Available for Offset	Collateral Received	Net Amount (Not Less Than $0)
BNY Mellon	$92,848,043	$(2,332,362)	$—	$90,515,681
Goldman Sachs Capital Markets LP	31,502,810	—	—	31,502,810
HSBC Bank USA	15,991,592	—	—	15,991,592
JPMorgan Chase Bank N.A.	38,855,111	—	—	38,855,111
UBS AG	14,435,851	—	—	14,435,851
	$193,633,407	$(2,332,362)	$—	$191,301,045
Counterparty	Gross Amounts of Liabilities Presented in Statements of Assets and Liabilities	Derivatives Available for Offset	Collateral Pledged	Net Amount (Not Less Than $0)
BNY Mellon	$2,332,362	$(2,332,362)	$—	$0

First Eagle Overseas Fund

Counterparty	Gross Amounts of Assets Presented in Statements of Assets and Liabilities	Derivatives Available for Offset	Collateral Received	Net Amount (Not Less Than $0)
BNY Mellon	$48,948,822	$(1,023,019)	$—	$47,925,803
Goldman Sachs Capital Markets LP	16,565,127	(4,385)	—	16,560,742
HSBC Bank USA	7,162,894	—	—	7,162,894
JPMorgan Chase Bank N.A.	24,976,281	—	—	24,976,281
UBS AG	6,974,647	—	—	6,974,647
	$104,627,771	$(1,027,404)	$—	$103,600,367

First Eagle Funds | Annual Report | October 31, 2014

Notes to Financial Statements

First Eagle Overseas Fund (continued)

Counterparty	Gross Amounts of Liabilities Presented in Statements of Assets and Liabilities	Derivatives Available for Offset	Collateral Pledged	Net Amount (Not Less Than $0)
BNY Mellon	$1,023,019	$(1,023,019)	$—	$0
Goldman Sachs Capital Markets LP	4,385	(4,385)	—	0
	$1,027,404	$(1,027,404)	$—	$0

First Eagle Global Income Builder Fund

Counterparty	Gross Amounts of Assets Presented in Statements of Assets and Liabilities	Derivatives Available for Offset	Collateral Received	Net Amount (Not Less Than $0)
BNY Mellon	$1,886,569	$(123,894)	$—	$1,762,675
Goldman Sachs Capital Markets LP	397,359	—	—	397,359
HSBC Bank USA	975,758	(11,830)	—	963,928
JPMorgan Chase Bank N.A.	754,733	—	—	754,733
UBS AG	143,228	—	—	143,228
	$4,157,647	$(135,724)	$—	$4,021,923
Counterparty	Gross Amounts of Liabilities Presented in Statements of Assets and Liabilities	Derivatives Available for Offset	Collateral Pledged	Net Amount (Not Less Than $0)
BNY Mellon	$123,894	$(123,894)	$—	$0
HSBC Bank USA	11,830	(11,830)	—	0
	$135,724	$(135,724)	$—	$0

First Eagle Funds | Annual Report | October 31, 2014

Notes to Financial Statements

First Eagle High Yield Fund

Counterparty	Gross Amounts of Assets Presented in Statements of Assets and Liabilities	Derivatives Available for Offset	Collateral Received	Net Amount (Not Less Than $0)
HSBC Bank USA	$1,682,600	$(353,025)	$—	$1,329,575
UBS AG	3,888	(3,077)	—	811
	$1,686,488	$(356,102)	$—	$1,330,386
Counterparty	Gross Amounts of Liabilities Presented in Statements of Assets and Liabilities	Derivatives Available for Offset	Collateral Pledged	Net Amount (Not Less Than $0)
HSBC Bank USA	$353,025	$(353,025)	$—	$0
UBS AG	3,077	(3,077)	—	0
	$356,102	$(356,102)	$—	$0

g)  Options — In order to seek to produce incremental earnings or protect against declines in the value of portfolio securities, First Eagle Global Fund, First Eagle U.S. Value Fund and First Eagle Fund of America write covered call options on portfolio securities. The Funds may also use options for speculative purposes, although they generally do not employ options for this purpose.

Options contracts are valued daily based upon the last sale price on the principal exchange on which the option is traded and unrealized appreciation/depreciation is recorded. If there is no sale on such day, the mean between the last bid and asked prices is used. When an option is exercised, the proceeds on the sale of a written call option are adjusted by the amount of premium received or paid. When a written option expires, the Funds will realize a gain equal to the amount of the premium received. When the Funds enter into a closing purchase transaction, the Funds will realize a gain (or loss, if the cost of the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security and the liability related to such option is eliminated.

The Funds may be required to earmark assets to cover its obligations under option contracts. In general, a call option is covered if the Funds hold, on a share-for-share basis, either the underlying shares or a call on the same security as the call written where the exercise price of the call held is equal to or less than the exercise price of the call written (or greater than the exercise price of the call written if the difference is maintained by the Funds in cash, Treasury bills or other high grade short-term obligations earmarked with its custodian). One reason for

First Eagle Funds | Annual Report | October 31, 2014

Notes to Financial Statements

writing options is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. Another reason for writing options is to hedge against a moderate decline in the value of securities owned by the Funds in the case of a call option. If an increase occurs in the underlying security or stock index sufficient to result in the exercise of a call written by the Funds, it may be required to deliver securities or cash and may thereby forego some or all of the gain that otherwise may have been realized on the securities underlying the call option. This "opportunity cost" may be partially or wholly offset by the premium received for the covered call written by the Funds. The risk in writing a covered call option is that the Funds give up the opportunity for profit if the market price of the underlying security increases and the option is exercised. The Funds also have the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

The Funds may also write over-the-counter options where the completion of the obligation is dependent upon the credit standing of the counterparty.

For the year ended October 31, 2014, First Eagle Global Fund, First Eagle U.S. Value Fund and First Eagle Fund of America had the following options transactions.

First Eagle Global Fund

Written Options	Number of Contracts	Premium Received
Options outstanding at October 31, 2013	8,500	$373,861
Options written	81,000	4,298,642
Options assigned	0	0
Options expired/closed	(49,000)	(2,250,180)
Options outstanding at October 31, 2014	40,500	$2,422,323

As of October 31, 2014, portfolio securities valued at $137,740,500 were earmarked to cover collateral requirements for written options.

First Eagle U.S. Value Fund

Written Options	Number of Contracts	Premium Received
Options outstanding at October 31, 2013	1,400	$61,577
Options written	10,000	599,435
Options assigned	(1,000)	(121,808)
Options expired/closed	(5,900)	(270,057)
Options outstanding at October 31, 2014	4,500	$269,147

First Eagle Funds | Annual Report | October 31, 2014

Notes to Financial Statements

As of October 31, 2014, portfolio securities valued at $15,304,500 were earmarked to cover collateral requirements for written options.

First Eagle Fund of America

Written Options	Number of Contracts	Premium Received
Options outstanding at October 31, 2013	165,214	$49,208,665
Options written	988,159	272,327,937
Options assigned	(29,831)	(9,571,125)
Options expired/closed	(988,956)	(278,392,733)
Options outstanding at October 31, 2014	134,586	$33,572,744
Purchased Options	Number of Contracts	Cost
Options outstanding at October 31, 2013	0	$0
Options purchased	806	171,827
Options closed	(806)	(171,827)
Options outstanding at October 31, 2014	0	$0

As of October 31, 2014, portfolio securities valued at $736,979,282 were earmarked to cover collateral requirements for written options.

Outstanding contracts at period-end are indicative of the volume of activity during the period.

At October 31, 2014, the Funds had the following options grouped into appropriate risk categories illustrated below:

First Eagle Global Fund

		Gain or (Loss) Derivative Recognized in Income
Risk Type	Liability Derivative Fair Value(1)	Realized Gain(2)	Change in Appreciation(3)
Equity — Written options	$1,579,500	$825,462	$519,962

First Eagle U.S. Value Fund

		Gain or (Loss) Derivative Recognized in Income
Risk Type	Liability Derivative Fair Value(1)	Realized Gain(2)	Change in Appreciation(3)
Equity — Written options	$175,500	$233,563	$40,470

First Eagle Funds | Annual Report | October 31, 2014

Notes to Financial Statements

First Eagle Fund of America

		Gain or (Loss) Derivative Recognized in Income
Risk Type	Liability Derivative Fair Value(1)	Realized Gain (Loss)(2)	Change in Appreciation(3)
Equity — Written options	$39,662,209	$(69,712,637)	$11,132,578
Equity — Purchased options	0	8,677	0

(1)  Statements of Assets and Liabilities location: Option contracts written, at value.

(2)  Statements of Operations location: Net realized gains (losses) from: Written options & Investment transactions of unaffiliated issuers.

(3)  Statements of Operations location: Changes in unrealized appreciation (depreciation) of: Written options & Investment transactions.

h)  Repurchase agreements — The Funds may enter into repurchase agreement transactions with institutions that meet the adviser's credit guidelines. Each repurchase agreement is valued at market. The Funds require that the collateral received in a repurchase agreement transaction be transferred to a custodian in a manner sufficient to enable the Funds to obtain collateral in the event of a counterparty default. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Funds may be delayed or limited.

i)  Term Loans — A Fund may invest in term loans, which usually take the form of loan participations and assignments. Loan participations and assignments are agreements to make money available to U.S. or foreign corporations, partnerships or other business entities (the "Borrower") in a specified amount, at a specified rate and within a specified time. A loan is typically originated, negotiated and structured by a U.S. or foreign bank, insurance company or other financial institution (the "Agent") for a group of loan investors ("Loan Investors"). The Agent typically administers and enforces the loan on behalf of the other Loan Investors in the syndicate and may hold any collateral on behalf of the Loan Investors. Such loan participations and assignments are typically senior, secured and collateralized in nature. A Fund records an investment when the Borrower withdraws money and records interest as earned. The Fund generally has no right to enforce compliance with the terms of the loan agreement with the Borrower. As a result, the Fund assumes the credit risk of the Borrower, the selling participant and any intermediary between the Fund and the Borrower ("Intermediate Participants"). In the event that the Borrower, selling participant or Intermediate Participants become insolvent or enters into bankruptcy, each Fund may incur certain costs and delays in realizing payment or may suffer a loss of principal and/or interest.

j)  Treasury Inflation-Protected Securities — The Funds may invest in Treasury Inflation-Protected Securities ("TIPS") which are specially structured bonds in which the principal amount is adjusted to keep pace with inflation. The inflation (deflation) adjustment is applied to the principal of each bond on a monthly basis and is accounted for as interest income on the Statements of Operations. TIPS are subject to interest rate risk.

First Eagle Funds | Annual Report | October 31, 2014

Notes to Financial Statements

k)  Restricted Securities — The Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if any, is included at the end of each Fund's Schedule of Investments.

l)  United States income taxes — No provision has been made for U.S. federal income taxes since it is the intention of each Fund to distribute to shareholders all taxable net investment income and net realized gains on investments, if any, within the allowable time limit, and to comply with the provisions of the Code for a Regulated Investment Company. The Funds declare and pay such income and capital gains on an annual basis except for the First Eagle High Yield Fund which declares income daily and pays monthly. First Eagle Global Income Builder Fund declared and paid income quarterly for the period October 1, 2012 to March 31, 2013. As of April 1, 2013, the First Eagle Global Income Builder Fund declares income daily and pays quarterly.

The Funds adopted provisions surrounding income taxes, which require the tax effects of certain tax positions to be recognized. These tax positions must meet a "more likely than not" standard that based on their technical merits, have a more than 50% likelihood of being sustained upon examination. Management of the Trust has analyzed the Funds' tax positions taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Funds' financial statements.

At October 31, 2014, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Net Investment	Undistributed Net Realized	Net Unrealized	Capital Loss Carryforward
	Income	Gains	(Depreciation)	Short-Term	Long-Term
First Eagle Global Fund	$394,736,865	$2,016,784,016	$8,947,874,945	$—	$—
First Eagle Overseas Fund	211,554,032	454,924,090	1,981,015,656	—	—
First Eagle U.S. Value Fund	10,562,551	171,604,801	737,569,001	—	—
First Eagle Gold Fund	—	—	(354,000,444)	23,331,473	227,659,228
First Eagle Global Income Builder Fund	8,993,212	12,926,966	(2,104,049)	—	—
First Eagle High Yield Fund	5,034,170	6,140,033	(4,561,471)	—	—
First Eagle Fund of America	7,227,890	239,263,623	841,010,507	—	—

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the Statements of Changes in Net Assets are primarily due to the treatment of passive foreign investment companies, the treatment of foreign currencies and wash sales.

First Eagle Funds | Annual Report | October 31, 2014

Notes to Financial Statements

Under the Regulated Investment Company Modernization Act of 2010 (the "Act"), net capital losses recognized by the Fund after December 31, 2010 may get carried forward indefinitely, and retain their character as short-term and/or long-term losses. Prior to the Act, net capital losses incurred by the Fund were carried forward eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. The Fund did not have capital losses to carry forward prior to the Act.

m)  Reclassification of capital accounts — As a result of certain differences in the computation of net investment income and net realized capital gains under federal income tax rules and regulations versus GAAP, a reclassification has been made on the Statements of Assets and Liabilities to increase (decrease) undistributed net investment income, undistributed net realized gains on investments and capital surplus for the Funds as follows:

	Undistributed Net Investment Income (Loss)	Undistributed Net Realized Gains (Losses)	Capital Surplus
First Eagle Global Fund	$81,564,043	$23,974,566	$(105,538,609)
First Eagle Overseas Fund	48,776,576	(22,000,379)	(26,776,197)
First Eagle U.S. Value Fund	(2,230,399)	(5,030,539)	7,260,938
First Eagle Gold Fund	41,760,075	(89,134,504)	47,374,429
First Eagle Global Income Builder Fund	450,442	(411,171)	(39,271)
First Eagle High Yield Fund	907,390	(907,390)	—
First Eagle Fund of America	(715,310)	715,309	1

The primary permanent differences causing such reclassification include the tax treatment of currency gains and losses, dividend redesignations, distributions paid in connection with the redemption of Fund shares, investments in passive foreign investment companies, distributions from real estate investment trusts, investments in partnerships and differing book and tax treatment of transactions with the Subsidiary.

At the year ended October 31, 2014 the First Eagle Global Cayman Fund, Ltd., First Eagle Overseas Cayman Fund Ltd., First Eagle Gold Cayman Fund, Ltd. and First Eagle U.S. Value Cayman Fund, Ltd. had approximately $189,258,916, $38,294,514, $39,953,974 and $16,852,363 of unrealized losses, respectively, for tax purposes. The Subsidiaries' loss for the current year is not available to offset their future taxable income. The unrealized losses to be recognized for tax purposes in the future can only be utilized by the Funds to the extent of tax basis realized gains in the Subsidiaries in that same year. Given the uncertainty of their future use, tax losses have been reclassed to Capital Surplus.

First Eagle Funds | Annual Report | October 31, 2014

Notes to Financial Statements

n)  Distributions to shareholders — Distributions to shareholders during the fiscal year ended October 31, 2014 , which are determined in accordance with income tax regulations, are recorded on ex-dividend date.

	Ordinary Income		Long Term Capital Gains
	2014	2013	2014	2013
First Eagle Global Fund	$792,924,146	$533,305,518	$1,226,135,307	$999,561,706
First Eagle Overseas Fund	406,304,572	191,296,768	439,794,827	406,899,055
First Eagle U.S. Value Fund	37,060,380	38,337,400	100,256,661	49,669,543
First Eagle Gold Fund	—	8,878,452	—	—
First Eagle Global Income Builder Fund	27,027,023	11,512,844	—	—
First Eagle High Yield Fund	59,902,003	49,852,832	—	—
First Eagle Fund of America	5,883,755	451,930	38,725,454	—

o)  Class Accounting — Investment income, common expenses and realized/unrealized gain or loss on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class, in general. Fees relating to a specific class are charged directly to that class.

p)  Use of estimates — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

q)  Redemption Fee — A redemption fee of 2% will be applied to the First Eagle Gold Fund for the sale or exchange within 60 days of the purchase of such shares. Effective March 1, 2013, the First Eagle Global Fund and First Eagle Overseas Fund no longer charge redemption fees.

r)  Foreign Taxes — The Funds may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

Note 2 — Investment Advisory, Custody and Administration Agreements; Transactions with Related Persons

For its services, the Adviser receives, pursuant to an Investment Advisory Agreement between the Funds and the Adviser (the "Advisory Agreement") an annual advisory fee as follows:

Fund	Management Fee (% of Average Daily Net Assets)
First Eagle Global Fund	0.75%
First Eagle Overseas Fund	0.75
First Eagle U.S. Value Fund	0.75

First Eagle Funds | Annual Report | October 31, 2014

Notes to Financial Statements

Fund	Management Fee (% of Average Daily Net Assets)
First Eagle Gold Fund	0.75%
First Eagle Global Income Builder Fund	0.75
First Eagle High Yield Fund	0.70
First Eagle Fund of America	1.00

The Adviser receives from First Eagle Fund of America an annual advisory fee at the rate of 1.00% of the first $1.5 billion of the average daily net assets, 0.95% of the next $1 billion of the average daily net assets; 0.90% on the next $2.5 billion of the average daily net assets and 0.85% in excess of $5 billion of the average daily net assets.

The Adviser has agreed to waive First Eagle High Yield Fund's management fee at an annual rate in the amount of 0.05% of the daily average net assets to 0.65% for the period January 1, 2015 to February 29, 2016.

Pursuant to a subadvisory agreement, dated December 10, 2002 (agreement was amended and restated most recently in September 2009) ("Subadvisory Agreement") Iridian Asset Management LLC ("Iridian" or "Sub-Adviser") manages the investments of the First Eagle Fund of America. The fees paid to Iridian by the Adviser under the Subadvisory Agreement are based on a reference amount equal to 50% of the combined (i) fees received by the Adviser for advisory services on behalf of the Fund and (ii) the fees received by the Fund's distributor for its shareholder liaison services on behalf of the Fund. These amounts are reduced by certain direct marketing costs borne by the Adviser in connection with the Fund and are further reduced by the amount paid by the Adviser for certain administrative expenses incurred in providing services to the Fund.

The Adviser had contractually agreed to waive its management fee and/or reimburse expenses, for the First Eagle High Yield Fund and First Eagle Global Income Builder Fund, as allowed by law, so that the total annual operating expenses (excluding certain items) of the First Eagle High Yield Fund's Class A, Class C and Class I shares did not exceed 1.25%, 2.00% and 0.80%, respectively, and the First Eagle Global Income Builder Fund's Class A, Class C and Class I shares do not exceed 1.30%, 2.05%, and 1.05%, respectively, through December 31, 2013.

The Adviser may seek reimbursement for fees waived and other expenses paid by the Adviser pursuant to the Fee Waiver and Expense Reimbursement Agreement ("Agreement"). A repayment should be payable only to the extent it can be made during the thirty-six months following the applicable period during which the Adviser waived fees or reimbursed operating expenses under the Agreement. As of October 31, 2014, the Adviser may seek reimbursement of the remaining waived and reimbursed fees as follows:

First Eagle Global Income Builder Fund

Expiration	Amount
October 31, 2016	$26,887

First Eagle Funds | Annual Report | October 31, 2014

Notes to Financial Statements

During the period ended October 31, 2014, the First Eagle Global Income Builder Fund made repayments to the Adviser for previously waived and reimbursed fees in the amount of $434,251.

First Eagle High Yield Fund

Expiration	Amount
March 31, 2015	$72,599
October 31, 2015	297,386
October 31, 2016	309,343
December 31, 2016	44,141

During the period ended October 31, 2014, the First Eagle High Yield Fund made repayments to the Adviser for previously waived and reimbursed fees in the amount of $26,880.

Effective January 1, 2015, the First Eagle High Yield Fund will pay the Adviser a monthly administration fee that is accrued daily at an annual rate of 0.05% of the Fund's average daily net assets.

The Adviser also performs certain administrative, accounting, operations, compliance and other services on behalf of the Funds, and in accordance with its agreement with them, the Funds reimburse the Adviser for costs (including personnel, related overhead and other costs) related to those services. These reimbursements may not exceed an annual rate of 0.05% of a Fund's average daily net assets.

First Eagle Global Income Builder Fund pays the Adviser a monthly administration fee that is accrued daily at an annual rate of 0.05% of the Fund's average daily net assets.

For the year ended October 31, 2014, the Funds paid/reimbursed and had payable to the Adviser amounts shown below:

Fund	Paid/Reimbursed to Adviser	Payable to Adviser
First Eagle Global Fund	$4,225,096	$399,807
First Eagle Overseas Fund	1,295,389	116,343
First Eagle U.S. Value Fund	300,828	24,893
First Eagle Gold Fund	110,670	10,447
First Eagle Global Income Builder Fund	410,450	53,965
First Eagle High Yield Fund	94,961	9,176
First Eagle Fund of America	236,705	25,110

The Funds have entered into Custody Agreements with State Street Bank and Trust Company ("SSB"). The Custody Agreements provide for an annual fee based on the amount of assets under custody plus transaction charges. SSB serves as custodian of the Funds' portfolio securities and other assets. SSB has directly entered into sub-custodial agreements to maintain the custody of gold bullion in the Funds. Under the terms of the Custody Agreement between the Funds and SSB, SSB maintains and deposits in separate accounts, cash, securities and other assets of the Funds. SSB is also required, upon the order of the Funds, to deliver securities held by SSB and the

First Eagle Funds | Annual Report | October 31, 2014

Notes to Financial Statements

sub-custodian, and to make payments for securities purchased by the Funds. SSB has also entered into sub-custodian agreements with a number of foreign banks and clearing agencies, pursuant to which portfolio securities purchased outside the United States are maintained in the custody of these entities.

The Funds have also entered into an Administration Agreement with SSB, pursuant to which SSB provides certain financial reporting and other administrative services. SSB, as the Funds' Administrator, receives annual fees separate from and in addition to the fees it receives for its services as the Funds' custodian.

FEF Distributors, LLC, a wholly owned subsidiary of the Adviser, serves as the Funds' principal underwriter. For the year ended October 31, 2014, FEF Distributors, LLC realized $2,198,353, $192,225, $129,206, $124,380, $289,646, $116,451 and $261,023, pertaining to the sales of shares of First Eagle Global Fund, First Eagle Overseas Fund, First Eagle U.S. Value Fund, First Eagle Gold Fund, First Eagle Global Income Builder Fund, First Eagle High Yield Fund and First Eagle Fund of America, respectively.

The Trust adopted a Trustee Deferred Compensation Plan (the "Plan"), which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various First Eagle Funds until distribution in accordance with the Trustee Deferred Compensation Plan. As of October 31, 2014, balances to the Plan are recorded on the Statements of Assets and Liabilities.

For the year ended October 31, 2014, the Adviser reimbursed $65,047, $3,562, $9,348 for losses incurred in connection with trading errors for First Eagle Global Fund, First Eagle U.S. Value Fund, First Eagle Global Income Builder Fund, respectively. The Sub-Adviser reimbursed $23,916 for losses incurred in connection with trading error for First Eagle Fund of America.

Note 3 — Plans of Distribution

Under the terms of the Distribution Plans and Agreements ("the Plans") with FEF Distributors, LLC ("the Distributor"), pursuant to the provisions of Rule 12b-1 under the 1940 Act, the First Eagle Global Fund, First Eagle Overseas Fund, First Eagle U.S. Value Fund, First Eagle Gold Fund, First Eagle Global Income Builder Fund and First Eagle High Yield Fund pay the Distributor monthly, a distribution fee with respect to Class A and Class C shares at an annual rate of up to 0.25% and 0.75%, respectively, of each Fund's average daily net assets. In the case of First Eagle Fund of America, it pays the Distributor monthly, a distribution fee with respect to Class A, Class C and Class Y shares at an annual rate of up to 0.25%, 0.75% and 0.25%, respectively of the average daily net assets. Under the Plans, the Distributor is obligated to use the amounts received under the Plans for, among other things, payments to qualifying dealers for their assistance in the distribution of a Fund's shares and the provision of shareholder services and for other expenses such as advertising costs and the payment for the printing and distribution of prospectuses to prospective investors.

First Eagle Funds | Annual Report | October 31, 2014

Notes to Financial Statements

The Distributor bears distribution costs of a Fund to the extent they exceed payments received under the Plan. For the year ended October 31, 2014, the distribution fees incurred by the Funds are disclosed in the Statements of Operations.

The Distributor receives an annual service fee with respect to Class C at the annual rate of 0.25% of each Fund's average daily net assets, payable monthly to cover expenses incurred by the Distributor for providing shareholder liaison services, including assistance with subscriptions, redemptions and other shareholder questions. For the year ended October 31, 2014, the services fees incurred by the Funds are disclosed in the Statements of Operations.

Note 4 — Purchases and Sales of Securities

During the year ended October 31, 2014, the cost of purchases of investments, excluding U.S. Government and short-term securities, totaled $7,237,846,650, $1,837,827,623, $413,737,849, $169,854,449, $922,624,115, $627,114,441 and $1,286,769,078 for First Eagle Global Fund, First Eagle Overseas Fund, First Eagle U.S. Value Fund, First Eagle Gold Fund, First Eagle Global Income Builder Fund, First Eagle High Yield Fund and First Eagle Fund of America, respectively. Proceeds from sales of investments, excluding U.S. Government securities and short-term securities, totaled $5,931,930,769, $1,393,127,386, $830,596,808, $348,336,503, $152,365,784, $460,391,174 and $1,015,405,144 for First Eagle Global Fund, First Eagle Overseas Fund, First Eagle U.S. Value Fund, First Eagle Gold Fund, First Eagle Global Income Builder Fund, First Eagle High Yield Fund and First Eagle Fund of America, respectively.

During the year ended October 31, 2014, the cost of purchases and proceeds from sales of U.S. Government securities, excluding short-term securities, for First Eagle Global Fund totaled $1,001,210,938 and $0, respectively. There were no purchases or sales of U.S. Government securities, excluding short-term securities, for First Eagle Overseas Fund, First Eagle U.S. Value Fund, First Eagle Gold Fund, First Eagle Global Income Builder Fund, First Eagle High Yield Fund and First Eagle Fund of America.

Note 5 — Line of Credit

At a meeting on September 10, 2014, the Board of Trustees approved a $200 million committed, unsecured line of credit ("Credit Facility") with State Street Bank and Trust Company for the Funds, to be utilized for temporarily financing the purchase or sale of securities for prompt delivery in the ordinary course of business or for temporarily financing the redemption of shares of each Fund at the request of shareholders and other temporary or emergency purposes. Under the Credit Facility arrangement, each Fund has agreed to pay an annual commitment fee on the unused balance, allocated pro rata, based on the relative asset size of the Funds. A portion of the

First Eagle Funds | Annual Report | October 31, 2014

Notes to Financial Statements

commitment fees related to the line of credit are paid by the Funds and are included in other expenses in the Statements of Operations. During the year ended October 31, 2014, the Funds had borrowings under the agreement as follows:

Fund	Average Daily Loan Balance	Number of Days Outstanding	Interest Expense	Weighted Average Annualized Interest Rate
First Eagle Overseas Fund	$6,704,000	1	$251	1.35%
First Eagle High Yield Fund	6,414,000	1	239	1.34

As of October 31, 2014 there were no outstanding borrowings from the credit facility.

Note 6 — Capital Stock

At October 31, 2014, the Funds have an unlimited number of shares authorized for issuance. The Funds have the ability to issue multiple classes of shares.

First Eagle Funds | Annual Report | October 31, 2014

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Notes to Financial Statements

Transactions in shares of capital stock were as follows:

	Year Ended October 31, 2014
	First Eagle Global Fund
	Class A	Class C	Class I
Shares sold	56,330,185	37,499,193	130,935,364
Shares issued for reinvested dividends and distributions	14,186,701	6,365,786	10,283,937
Shares redeemed	(93,180,511)	(26,552,294)	(54,105,101)
Net increase (decrease)	(22,663,625)	17,312,685	87,114,200
	Year Ended October 31, 2013
	First Eagle Global Fund
	Class A	Class C	Class I
Shares sold	68,379,393	40,520,480	100,315,070
Shares issued for reinvested dividends and distributions	12,310,757	5,240,753	7,790,628
Shares redeemed	(56,709,392)	(26,235,228)	(51,949,001)
Net increase (decrease)	23,980,758	19,526,005	56,156,697
	Year Ended October 31, 2014
	First Eagle Gold Fund
	Class A	Class C	Class I
Shares sold	10,775,881	2,859,756	16,951,957
Shares issued for reinvested dividends and distributions	—	—	—
Shares redeemed	(22,330,740)	(5,755,834)	(19,623,775)
Net increase (decrease)	(11,554,859)	(2,896,078)	(2,671,818)
	Year Ended October 31, 2013
	First Eagle Gold Fund
	Class A	Class C	Class I
Shares sold	18,267,740	4,405,851	19,790,909
Shares issued for reinvested dividends and distributions	131,202	42	77,683
Shares redeemed	(24,960,048)	(8,128,432)	(21,197,330)
Net increase (decrease)	(6,561,106)	(3,722,539)	(1,328,738)

First Eagle Funds | Annual Report | October 31, 2014

Notes to Financial Statements

	Year Ended October 31, 2014
	First Eagle Overseas Fund			First Eagle U.S. Value Fund
	Class A	Class C	Class I	Class A	Class C	Class I
Shares sold	44,427,894	6,352,502	129,724,362	8,486,374	3,019,288	17,742,100
Shares issued for reinvested dividends and distributions	13,900,662	2,124,067	15,541,229	2,780,613	1,074,165	1,735,414
Shares redeemed	(100,279,490)	(7,431,547)	(69,353,379)	(26,082,508)	(6,465,684)	(15,989,633)
Net increase (decrease)	(41,950,934)	1,045,022	75,912,212	(14,815,521)	(2,372,231)	3,487,881
	Year Ended October 31, 2013
	First Eagle Overseas Fund			First Eagle U.S. Value Fund
	Class A	Class C	Class I	Class A	Class C	Class I
Shares sold	57,521,589	7,771,516	110,626,219	17,823,128	6,973,806	19,342,095
Shares issued for reinvested dividends and distributions	11,078,284	1,679,612	10,459,996	2,102,240	661,755	1,255,220
Shares redeemed	(55,928,966)	(7,682,599)	(56,114,422)	(24,859,469)	(6,329,187)	(18,731,430)
Net increase (decrease)	12,670,907	1,768,529	64,971,793	(4,934,101)	1,306,374	1,865,885
	Year Ended October 31, 2014
	First Eagle Global Income Builder Fund			First Eagle High Yield Fund
	Class A	Class C	Class I	Class A	Class C	Class I
Shares sold	27,926,819	22,086,272	34,790,012	11,967,998	6,703,909	45,666,781
Shares issued for reinvested dividends and distributions	806,283	394,580	485,613	1,489,044	562,101	2,190,022
Shares redeemed	(10,774,285)	(2,306,375)	(3,764,376)	(22,873,104)	(4,436,641)	(27,126,153)
Net increase (decrease)	17,958,817	20,174,477	31,511,249	(9,416,062)	2,829,369	20,730,650
	Year Ended October 31, 2013
	First Eagle Global Income Builder Fund			First Eagle High Yield Fund
	Class A	Class C	Class I	Class A	Class C	Class I
Shares sold	18,700,256	11,383,991	9,365,010	23,301,354	7,555,566	29,103,039
Shares issued for reinvested dividends and distributions	355,012	162,461	154,687	1,492,705	532,373	1,610,518
Shares redeemed	(2,706,050)	(911,431)	(1,720,553)	(12,609,883)	(3,765,254)	(11,112,652)
Net increase (decrease)	16,349,218	10,635,021	7,799,144	12,184,176	4,322,685	19,600,905

First Eagle Funds | Annual Report | October 31, 2014

Notes to Financial Statements

	Year Ended October 31, 2014
	First Eagle Fund of America
	Class A	Class C	Class I	Class Y
Shares sold	9,923,882	5,707,393	11,178,474	1,520,391
Shares issued for reinvested dividends and distributions	462,582	212,967	153,384	222,650
Shares redeemed	(8,975,624)	(1,975,846)	(2,654,024)	(2,571,984)
Net increase (decrease)	1,410,840	3,944,514	8,677,834	(828,943)
	Year Ended October 31, 2013
	First Eagle Fund of America
	Class A	Class C	Class I*	Class Y
Shares sold	13,566,134	6,229,657	14,822,594	2,095,673
Shares issued for reinvested dividends and distributions	7,690	40	7	6,187
Shares redeemed	(9,781,426)	(1,562,584)	(971,639)	(12,212,254)
Net increase (decrease)	3,792,398	4,667,113	13,850,962	(10,110,394)

*Represents the period March 8, 2013 to October 31, 2013.

Transactions in dollars of capital stock were as follows:

	Year Ended October 31, 2014
	First Eagle Global Fund
	Class A	Class C	Class I
Shares sold	$3,086,829,620	$2,009,315,584	$7,279,042,721
Shares issued for reinvested dividends and distributions	737,283,068	324,909,824	536,513,028
Shares redeemed	(5,173,632,845)	(1,427,791,292)	(2,971,085,548)
Net increase (decrease)	$(1,349,520,157)	$906,434,116	$4,844,470,201
	Year Ended October 31, 2013
	First Eagle Global Fund
	Class A	Class C	Class I
Shares sold	$3,497,016,996	$2,031,735,222	$5,155,682,552
Shares issued for reinvested dividends and distributions	590,423,655	247,259,012	374,962,942
Shares redeemed	(2,893,674,604)	(1,312,491,400)	(2,671,165,519)
Net increase (decrease)	$1,193,766,047	$966,502,834	$2,859,479,975

First Eagle Funds | Annual Report | October 31, 2014

Notes to Financial Statements

	Year Ended October 31, 2014
	First Eagle Overseas Fund
	Class A	Class C	Class I
Shares sold	$1,055,459,444	$145,990,404	$3,157,484,001
Shares issued for reinvested dividends and distributions	313,042,960	46,559,542	355,894,147
Shares redeemed	(2,400,625,988)	(171,346,340)	(1,670,215,413)
Net increase (decrease)	$(1,032,123,584)	$21,203,606	$1,843,162,735
	Year Ended October 31, 2013
	First Eagle Overseas Fund
	Class A	Class C	Class I
Shares sold	$1,313,800,443	$172,795,866	$2,562,741,314
Shares issued for reinvested dividends and distributions	239,955,685	35,490,217	230,119,915
Shares redeemed	(1,277,148,265)	(170,362,139)	(1,306,725,008)
Net increase (decrease)	$276,607,863	$37,923,944	$1,486,136,221

First Eagle Funds | Annual Report | October 31, 2014

Notes to Financial Statements

	Year Ended October 31, 2014
	First Eagle U.S. Value Fund
	Class A	Class C	Class I
Shares sold	$174,417,356	$61,016,322	$375,232,586
Shares issued for reinvested dividends and distributions	53,693,682	20,559,539	33,909,992
Shares redeemed	(540,218,333)	(131,547,884)	(332,025,497)
Net increase (decrease)	$(312,107,295)	$(49,972,023)	$77,117,081
	Year Ended October 31, 2013
	First Eagle U.S. Value Fund
	Class A	Class C	Class I
Shares sold	$336,640,485	$129,653,115	$368,439,929
Shares issued for reinvested dividends and distributions	37,377,968	11,673,473	22,568,874
Shares redeemed	(471,429,277)	(118,785,130)	(360,521,201)
Net increase (decrease)	$(97,410,824)	$22,541,458	$30,487,602

	Year Ended October 31, 2014
	First Eagle High Yield Fund
	Class A	Class C	Class I
Shares sold	$121,926,325	$68,190,256	$464,620,390
Shares issued for reinvested dividends and distributions	15,172,616	5,714,634	22,260,582
Shares redeemed	(232,900,282)	(45,101,192)	(275,613,957)
Net increase (decrease)	$(95,801,341)	$28,803,698	$211,267,015
	Year Ended October 31, 2013
	First Eagle High Yield Fund
	Class A	Class C	Class I
Shares sold	$235,164,140	$76,205,397	$293,516,038
Shares issued for reinvested dividends and distributions	15,056,272	5,363,858	16,244,598
Shares redeemed	(126,959,400)	(37,898,182)	(112,078,026)
Net increase (decrease)	$123,261,012	$43,671,073	$197,682,610

First Eagle Funds | Annual Report | October 31, 2014

Notes to Financial Statements

*Represents the period March 8, 2013 to October 31, 2013.

	Year Ended October 31, 2014
	First Eagle Gold Fund			First Eagle Global Income Builder Fund
	Class A	Class C	Class I	Class A	Class C	Class I
Shares sold	$177,606,432	$45,271,555	$285,854,243	$325,859,860	$257,548,291	$407,033,032
Shares issued for reinvested dividends and distributions	—	—	—	9,432,140	4,605,185	5,666,726
Shares redeemed	(362,140,244)	(87,598,940)	(307,257,723)	(126,739,866)	(26,641,785)	(43,485,377)
Net increase (decrease)	$(184,533,812)	$(42,327,385)	$(21,403,480)	$208,552,134	$235,511,691	$369,214,381
	Year Ended October 31, 2013
	First Eagle Gold Fund			First Eagle Global Income Builder Fund
	Class A	Class C	Class I	Class A	Class C	Class I
Shares sold	$388,461,140	$93,817,364	$425,138,499	$200,840,624	$121,640,893	$100,665,323
Shares issued for reinvested dividends and distributions	3,597,270	677	2,152,604	3,796,441	1,730,539	1,645,329
Shares redeemed	(511,378,497)	(159,616,525)	(444,450,557)	(29,227,048)	(9,817,681)	(18,539,751)
Net increase (decrease)	$(119,320,087)	$(65,798,484)	$(17,159,454)	$175,410,017	$113,553,751	$83,770,901

	Year Ended October 31, 2014
	First Eagle Fund of America
	Class A	Class C	Class I	Class Y
Shares sold	$372,435,762	$183,641,692	$435,311,387	$57,925,767
Shares issued for reinvested dividends and distributions	16,199,868	6,418,865	5,474,261	7,953,046
Shares redeemed	(342,545,205)	(63,631,853)	(101,141,276)	(98,025,745)
Net increase (decrease)	$46,090,425	$126,428,704	$339,644,372	$(32,146,932)
	Year Ended October 31, 2013
	First Eagle Fund of America
	Class A	Class C	Class I*	Class Y
Shares sold	$417,540,709	$168,315,024	$480,472,160	$65,179,337
Shares issued for reinvested dividends and distributions	213,728	1,145	219	174,597
Shares redeemed	(303,665,533)	(41,563,487)	(32,328,624)	(390,594,676)
Net increase (decrease)	$114,088,904	$126,752,682	$448,143,755	$(325,240,742)

First Eagle Funds | Annual Report | October 31, 2014

Notes to Financial Statements

At October 31, 2014, no shareholders owned more than 5% of any class of the First Eagle Funds.

Note 7 — Indemnification and Investment Risk

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote. The Funds may have elements of risk not typically associated with investments in the United States of America due to their investments in foreign countries or regions. Such foreign investments may subject the Funds to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities. The securities markets in many emerging-market countries are substantially smaller, less developed, less liquid and more volatile than the securities markets of developed countries.

The First Eagle High Yield Fund and First Eagle Global Income Builder Fund invest in high yield securities which may be subject to greater levels of interest rate, credit and liquidity risk than investment grade securities. These high yield securities may be considered speculative with respect to the issuer's continuing ability to make principal and interest payments and may be subject to significant price fluctuations.

The Funds are subject to interest rate and credit risk. The value of debt securities may decline as interest rates increase. The Funds could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it is due. The ability of the issuers of debt to meet their obligations may be affected by the economic and political developments in a specific industry or region.

The Funds enter into derivatives which may represent off-balance sheet risk. Off-balance sheet risk exists when the maximum potential loss on a particular investment is greater than the value of such investment as reflected in the Statements of Assets and Liabilities.

Note 8 — Redemption In-Kind Transactions

The redemption in-kind policy for all of the Funds reserves the right of the Funds to pay redemptions in-kind (i.e., payments in the form of marketable securities or, as needed, other traded assets, rather than cash) if the redemption request is large enough to affect a Fund's operations (for example, if it represents more than $250,000 or 1% of the Fund's assets). When receiving assets distributed in-kind, the recipient will bear applicable commissions or other costs on their sale. There were no redemptions in-kind as of October 31, 2014.

Note 9 — Subsequent Events

In accordance with the provision surrounding Subsequent Events adopted by the Funds, management has evaluated the possibility of subsequent events existing in the Funds' financial statements. Management has determined that there are no material events that would require disclosures in the Funds' financial statements.

First Eagle Funds | Annual Report | October 31, 2014

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of First Eagle Funds and the Shareholders of First Eagle Global Fund, First Eagle Overseas Fund, First Eagle U.S. Value Fund, First Eagle Gold Fund, First Eagle Global Income Builder Fund, First Eagle High Yield Fund and First Eagle Fund of America:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations, of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of First Eagle Global Fund (including its consolidated wholly owned subsidiary), First Eagle Overseas Fund (including its consolidated wholly owned subsidiary), First Eagle U.S. Value Fund (including its consolidated wholly owned subsidiary), First Eagle Gold Fund (including its consolidated wholly owned subsidiary), First Eagle Global Income Builder Fund, First Eagle High Yield Fund and First Eagle Fund of America (collectively hereafter referred to as the "Funds") at October 31, 2014, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
December 29, 2014

First Eagle Funds | Annual Report | October 31, 2014

Fund Expenses (unaudited)

Example

As a shareholder of the First Eagle Funds, you may incur two types of costs: (1) transaction costs including front-end and contingent deferred sales charges (loads), and (2) ongoing costs, including advisory fees; distribution fees (12b-1) and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested on May 1, 2014 and held for the six-months ended October 31, 2014.

Actual Expenses

The table below titled "Based on Actual Total Return" provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During the Period".

First Eagle Funds | Annual Report | October 31, 2014

Fund Expenses (unaudited)

Based on Actual Total Return(1)

	Actual Total Return without Sales Charges(2)	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid during the Period(3)
First Eagle Global Fund Consolidated
Class A	-0.33%	$1,000.00	$996.70	1.11%	$5.59
Class C	-0.70	1,000.00	993.00	1.86	9.34
Class I	-0.20	1,000.00	998.00	0.86	4.33
First Eagle Overseas Fund Consolidated
Class A	-3.30	1,000.00	967.00	1.14	5.65
Class C	-3.65	1,000.00	963.50	1.89	9.35
Class I	-3.20	1,000.00	968.00	0.89	4.41
First Eagle U.S. Value Fund Consolidated
Class A	2.73	1,000.00	1,027.30	1.11	5.67
Class C	2.36	1,000.00	1,023.60	1.86	9.49
Class I	2.88	1,000.00	1,028.80	0.86	4.40
First Eagle Gold Fund Consolidated
Class A	-20.60	1,000.00	794.00	1.22	5.52
Class C	-20.84	1,000.00	791.60	1.97	8.90
Class I	-20.49	1,000.00	795.10	0.96	4.34
First Eagle Global Income Builder Fund
Class A	-1.80	1,000.00	982.00	1.24	6.19
Class C	-2.18	1,000.00	978.20	1.98	9.87
Class I	-1.62	1,000.00	983.80	1.05	5.25
First Eagle High Yield Fund
Class A	-0.28	1,000.00	997.20	1.08	5.44
Class C	-0.65	1,000.00	993.50	1.83	9.20
Class I	-0.14	1,000.00	998.60	0.83	4.18
First Eagle Fund of America
Class A	2.63	1,000.00	1,026.30	1.35	6.90
Class C	2.23	1,000.00	1,022.30	2.10	10.70
Class I	2.77	1,000.00	1,027.70	1.10	5.62
Class Y	2.63	1,000.00	1,026.30	1.35	6.89

(1)  For the six-months ended October 31, 2014.

(2)  Past performance does not guarantee future results. Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charge, exchange fees or redemption fees. Had the effect of sales charges been reflected, expenses would have been higher and returns lower. Total return is not annualized, as it may not be representative of the total return for the year.

(3)  Expenses are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

First Eagle Funds | Annual Report | October 31, 2014

Fund Expenses (unaudited)

Hypothetical Example for Comparison Purposes

The table below titled "Based on Hypothetical Total Return" provides information about hypothetical account values and hypothetical expenses based on the actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the First Eagle Funds' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Funds and other funds. To do so, compare the 5% hypothetical example relating to the Funds with the 5% hypothetical examples that appear in the shareholder reports of other funds.

This Example is based on an investment of $1,000 invested on May 1, 2014 and held for the six-months ended October 31, 2014.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

First Eagle Funds | Annual Report | October 31, 2014

Fund Expenses (unaudited)

Based on Hypothetical Total Return(1)

	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid during the Period(2)
First Eagle Global Fund Consolidated
Class A	5.00%	$1,000.00	$1,019.61	1.11%	$5.65
Class C	5.00	1,000.00	1,015.83	1.86	9.45
Class I	5.00	1,000.00	1,020.87	0.86	4.38
First Eagle Overseas Fund Consolidated
Class A	5.00	1,000.00	1,019.46	1.14	5.80
Class C	5.00	1,000.00	1,015.68	1.89	9.60
Class I	5.00	1,000.00	1,020.72	0.89	4.53
First Eagle U.S. Value Fund Consolidated
Class A	5.00	1,000.00	1,019.61	1.11	5.65
Class C	5.00	1,000.00	1,015.83	1.86	9.45
Class I	5.00	1,000.00	1,020.87	0.86	4.38
First Eagle Gold Fund Consolidated
Class A	5.00	1,000.00	1,019.06	1.22	6.21
Class C	5.00	1,000.00	1,015.27	1.97	10.01
Class I	5.00	1,000.00	1,020.37	0.96	4.89
First Eagle Global Income Builder Fund
Class A	5.00	1,000.00	1,018.95	1.24	6.31
Class C	5.00	1,000.00	1,015.22	1.98	10.06
Class I	5.00	1,000.00	1,019.91	1.05	5.35
First Eagle High Yield Fund
Class A	5.00	1,000.00	1,019.76	1.08	5.50
Class C	5.00	1,000.00	1,015.98	1.83	9.30
Class I	5.00	1,000.00	1,021.02	0.83	4.23
First Eagle Fund of America
Class A	5.00	1,000.00	1,018.40	1.35	6.87
Class C	5.00	1,000.00	1,014.62	2.10	10.66
Class I	5.00	1,000.00	1,019.66	1.10	5.60
Class Y	5.00	1,000.00	1,018.40	1.35	6.87

(1)  For the six-months ended October 31, 2014.

(2)  Expenses are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

First Eagle Funds | Annual Report | October 31, 2014

General Information

Quarterly Form N-Q portfolio schedule

The First Eagle Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Funds' Forms N-Q are available on the SEC's Web site at www.sec.gov. The Funds' Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1.800.SEC.0330. Additionally, you may obtain copies of Forms N-Q from the Funds upon request by calling 1.800.334.2143.

Proxy voting policies, procedures and record

You may obtain a description of the Funds' (1) proxy voting policies, (2) proxy voting procedures and (3) information regarding how the Funds voted any proxies related to portfolio securities during the most recent twelve-month period ended June 30 for which an SEC filing has been made, without charge, upon request by contacting the Funds directly at 1.800.334.2143 or on the EDGAR Database on the SEC's Web site at www.sec.gov.

First Eagle Funds | Annual Report | October 31, 2014

Tax Information

Fiscal Year Ended October 31, 2014 (unaudited)

Each Fund designates the following amounts (or the maximum amount allowable) distributed during the fiscal year ended October 31, 2014, if any, as capital gain dividends, dividends eligible for the corporate dividends received deduction and/or qualified dividend income:

	% of Qualifying Dividend	% of Dividends Eligible for the Dividends Received	Long-Term Capital Gains
	Income	Deduction	15%	28%
First Eagle Global Fund	85.85%	39.16%	1,152,245,365	179,342,818
First Eagle Overseas Fund*	44.74%	0.25%	399,474,789	69,553,796
First Eagle U.S. Value	100%	100%	106,592,181	11,608,849
First Eagle Gold Fund	—	—	—	—
First Eagle Global Income Builder	46.90%	11.95%	—	—
First Eagle High Yield	—	—	—	—
First Eagle Fund of America	100%	100%	38,725,454	—

* First Eagle Overseas Fund paid foreign taxes of $28,138,723, and recognized foreign source income of $169,870,624. Pursuant to Section 853 of the Internal Revenue Code, the First Eagle Overseas Fund designates such amounts (of the maximum amount allowable) as having been paid in connection with dividends distributed from investment company taxable income during the fiscal year ended October 31, 2014.

First Eagle Funds | Annual Report | October 31, 2014

Privacy Notice

The Trust is committed to protecting your privacy. We are providing you with this privacy notice to inform you of how we handle your personal information that we collect and may disclose to our affiliates. If the Trust changes its information practices, we will provide you with notice of any material changes. This privacy policy supersedes any of our previous policies relating to the information you disclose to us.

Why this Privacy Policy Applies to You

You obtained a financial product or service from or through us for personal, family or household purposes when you opened a shareholder account with the Trust, and are therefore covered by this privacy policy.

What We do to Protect Your Personal Information

We protect personal information provided to us by our individual shareholders according to strict standards of security and confidentiality. These standards apply to both our physical facilities and any online services we may provide. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard consumer information. We permit only authorized individuals, who are trained in the proper handling of individual shareholder information and need to access this information to do their job, to have access to this information.

Personal Information that We Collect and May Disclose

As part of providing you with the Trust's products and services, we may obtain nonpublic personal information about you from the following sources:

•  Information we receive from you on subscription applications or other forms, such as your name, address, telephone number, Social Security number, occupation, assets and income;

•  Information about your transactions with us, our affiliates, or unaffiliated third parties, such as your account balances, payment history and account activity; and

•  Information from public records we may access in the ordinary course of business.

Categories of Affiliates to Whom We May Disclose Personal Information

We may share personal information about you with affiliates. Our affiliates do business under names that include Arnhold and S. Bleichroeder Holdings, Inc., First Eagle Investment Management, LLC, FEF Distributors, LLC, and ASB Advisers.

First Eagle Funds | Annual Report | October 31, 2014

Privacy Notice

You May Limit Marketing Solicitations by Choosing to Opt Out

We offer you the right to opt out from many types of marketing by our affiliates based on your personal information that we collect and share in accordance with this privacy policy. To limit those marketing solicitations, you may call 800.334.2143 indicating your desire not to receive marketing from our affiliates. Should you choose to opt out, your choice will remain in our records until you notify us otherwise, although we may choose to contact you in the future to modify your preference.

When We May Disclose Your Personal Information to Unaffiliated Third Parties

We will only share your personal information collected, as described above, with unaffiliated third parties:

•  At your request;

•  When you authorize us to process or service a transaction or product (unaffiliated third parties in this instance may include service providers such as the Trust's distributors, registrar and transfer agent for shareholder transactions, and other parties providing individual shareholder servicing, accounting and recordkeeping services);

•  With companies that perform sales and marketing services on our behalf with whom we have agreements to protect the confidentiality of your information and to use the information only for the purposes for which we disclose the information to them; or

•  When required by law to disclose such information to appropriate authorities.

We do not otherwise provide information about you to outside firms, organizations or individuals except to our attorneys, accountants and auditors and as permitted by law.

What We do with Personal Information about Our Former Customers

If you decide to discontinue doing business with us, the Trust will continue to adhere to this privacy policy with respect to the information we have in our possession about you and your account following the termination of our shareholder relationship.

First Eagle Funds | Annual Report | October 31, 2014

Additional Information (unaudited)

Management of the Trust

The business of the Trust is managed by its Board of Trustees, which elects officers responsible for the day to day operations of the Funds and for the execution of the policies formulated by the Board of Trustees.

Pertinent information regarding the members of the Board of Trustees and principal officers of the Trust is set forth below. Some of the Trustees and officers are employees of the Adviser and its affiliates. At least a majority of the Trust's Board of Trustees are not "interested persons" as that term is defined in the Investment Company Act.

Independent Trustees(1)

Lisa Anderson | Trustee | December 2005 to present
1345 Avenue of the Americas | New York, New York | 10105
(born October 1950)

Principal Occupation(s) During Past 5 Years: President, American University in Cairo; prior to December 2010, Provost, American University in Cairo; James T. Shotwell Professor of International Relations and Dean, School of International and Public Affairs, Columbia University

Number of Portfolios in the Fund Complex Overseen by Trustee: 9

Other Directorships/Trusteeships Held by Trustee: Director, Advisory Board Middle East Centre, London School of Economics; Member Emerita, Human Rights Watch; Trustee, First Eagle Variable Funds (1 portfolio)

Candace K. Beinecke(2) | Trustee (Chair) | December 1999 to present
One Battery Park Plaza | New York, New York | 10004
(born December 1946)

Principal Occupation(s) During Past 5 Years: Chair, Hughes Hubbard & Reed LLP

Number of Portfolios in the Fund Complex Overseen by Trustee: 9

Other Directorships/Trusteeships Held by Trustee: Director, ALSTOM; Trustee, Vornado Realty Trust; Director, Rockefeller Financial Services, Inc. and Rockefeller & Company, Inc.; Trustee, Metropolitan Museum of Art; Trustee, The Wallace Foundation; Director and Vice Chair, Partnership for New York City; Trustee, First Eagle Variable Funds (Chair) (1 portfolio)

(1)  Trustees who are not "interested persons" of the Trust as defined in the Investment Company Act.

(2)  Ms. Beinecke also served as trustee of a predecessor fund to Fund of America since 1996.

First Eagle Funds | Annual Report | October 31, 2014

Additional Information (unaudited)

Independent Trustees(1)—(continued)

Jean D. Hamilton | Trustee | March 2003 to present
1345 Avenue of the Americas | New York, New York | 10105
(born January 1947)

Principal Occupation(s) During Past 5 Years: Private Investor/Independent Consultant/Member, Brock Capital Group LLC;

Number of Portfolios in the Fund Complex Overseen by Trustee: 9

Other Directorships/Trusteeships Held by Trustee: Director, RenaissanceRe Holdings Ltd; prior to June 2012, Director, Four Nations; Trustee, First Eagle Variable Funds (1 portfolio)

James E. Jordan | Trustee | December 1999 to present
1345 Avenue of the Americas | New York, New York | 10105
(born April 1944)

Principal Occupation(s) During Past 5 Years: Private Investor and Independent Consultant

Number of Portfolios in the Fund Complex Overseen by Trustee: 9

Other Directorships/Trusteeships Held by Trustee: Director, JZ Capital Partners, Plc. (Guernsey investment trust company); Trustee, World Monuments Fund; Chairman's Council, Conservation International; Director, Alpha Andromeda Investment Trust Co., S.A.; prior to July 2013, Director, Leucadia National Corporation; Trustee, First Eagle Variable Funds (1 portfolio)

William M. Kelly(3) | Trustee | December 1999 to present
1345 Avenue of the Americas | New York, New York | 10105
(born February 1944)

Principal Occupation(s) During Past 5 Years: Private Investor, prior to January 2010 President, Lingold Associates

Number of Portfolios in the Fund Complex Overseen by Trustee: 9

Other Directorships/Trusteeships Held by Trustee: Trustee, St. Anselm College; Director, Sergi S. Zlinkoff Fund for Medical Research and Education; Prior to April, 2010, Treasurer and Trustee, Black Rock Forest Preservation and Consortium; Trustee, First Eagle Variable Funds (1 portfolio)

(1)  Trustees who are not "interested persons" of the Trust as defined in the Investment Company Act.

(3)  Mr. Kelly also served as trustee of a predecessor fund to Fund of America since 1998.

First Eagle Funds | Annual Report | October 31, 2014

Additional Information (unaudited)

Independent Trustees(1)—(continued)

Paul J. Lawler | Trustee | March 2002 to present
1345 Avenue of the Americas | New York, New York | 10105
(born May 1948)

Principal Occupation(s) During Past 5 Years: Private Investor, prior to January 2010, Vice President Investments and Chief Investment Officer, W.K. Kellogg Foundation

Number of Portfolios in the Fund Complex Overseen by Trustee: 9

Other Directorships/Trusteeships Held by Trustee: Trustee and Audit Chair, The American University in Cairo; Trustee, Blackstone Alternative Asset Fund; Trustee, Ravena Coeymans Historical Society; Trustee, Coeymans Heritage Society; Trustee, First Eagle Variable Funds (1 portfolio)

Interested Trustees(4)

John P. Arnhold | President and Trustee | December 1999 to present
1345 Avenue of the Americas | New York, New York | 10105
(born December 1953)

Principal Occupation(s) During Past 5 Years: Co-President, Co-CEO and Director, Arnhold and S. Bleichroeder Holdings, Inc.; CEO, Chairman, Director, FEF Distributors, LLC; Chairman, CIO and Director, First Eagle Investment Management, LLC; prior to February 2010, CEO, First Eagle Investment Management, LLC

Number of Portfolios in the Fund Complex Overseen by Trustee: 9

Other Directorships/Trusteeships Held by Trustee: Chairman and Director, Arnhold Ceramics; Director, The Arnhold Foundation; Director, The Mulago Foundation; Director, WNET.org; Trustee, Trinity Episcopal Schools Corp.; Trustee, Vassar College; Trustee, Jazz at Lincoln Center; Director, International Tennis Hall of Fame; Managing Member, New Eagle Holdings Management Company, LLC; Director, First Eagle Amundi SICAV; Trustee, UC Santa Barbara Foundation; prior to November, 2011, Director, Aquila International Fund Limited; prior to September, 2011 Director, Quantum Endowment Fund; President and Trustee, First Eagle Variable Funds (1 portfolio)

(1)  Trustees who are not "interested persons" of the Trust as defined in the Investment Company Act.

(4)  The term of office of each Interested Trustee is indefinite.

First Eagle Funds | Annual Report | October 31, 2014

Additional Information (unaudited)

Interested Trustees(5)—(continued)

Jean-Marie Eveillard | Trustee | June 2008 to present
1345 Avenue of the Americas | New York, New York | 10105
(born January 1940)

Principal Occupation(s) During Past 5 Years: Senior Adviser to First Eagle Investment Management, LLC since March 2009; formerly, Senior Vice President, First Eagle Investment Management, LLC since January 2000; previously, Portfolio Manager of First Eagle Global Fund, First Eagle Overseas Fund, First Eagle U.S. Value Fund, First Eagle Gold Fund, and First Eagle Variable Funds (portfolio management tenure: 1979-2004, March 2007-March 2009)

Number of Portfolios in the Fund Complex Overseen by Trustee: 9

Other Directorships/Trusteeships Held by Trustee: Trustee, The Frick Collection; Director, Varenne Capital Partners; prior to December 2011, Director Fregate-Legris Industries SA; Trustee, First Eagle Variable Funds (1 portfolio)

Officers(6)

John P. Arnhold | President and Trustee | December 1999 to present
1345 Avenue of the Americas | New York, New York | 10105
(born December 1953)

Principal Occupation(s) During Past Five (5) Years: See table on preceding page related to Interested Trustees

Robert Bruno | Senior Vice President | December 1999 to present
1345 Avenue of the Americas | New York, New York | 10105
(born June 1964)

Principal Occupation(s) During Past Five (5) Years: Senior Vice President, First Eagle Investment Management, LLC; President, FEF Distributors, LLC; Senior Vice President, First Eagle Variable Funds

Joseph T. Malone | Chief Financial Officer | September 2008 to present
1345 Avenue of the Americas | New York, New York | 10105
(born September 1967)

Principal Occupation(s) During Past Five (5) Years: Senior Vice President, First Eagle Investment Management, LLC; Chief Financial Officer, First Eagle Variable Funds; from September 2008

(5)  The term of office of each Interested Trustee is indefinite.

(6)  The term of office of each officer is indefinite. Length of time served represents time served as an officer of the Trust (or its predecessor entities), although various positions may have been held during the period.

First Eagle Funds | Annual Report | October 31, 2014

Additional Information (unaudited)

Officers(6)—(continued)

Mark D. Goldstein | Chief Compliance Officer | February 2005 to present
1345 Avenue of the Americas | New York, New York | 10105
(born October 1964)

Principal Occupation(s) During Past Five (5) Years: General Counsel, Chief Compliance Officer until June 2014, and Senior Vice President, First Eagle Investment Management, LLC; Secretary, FEF Distributors, LLC; Director, First Eagle Amundi SICAV; General Counsel and Secretary of Arnhold and S. Bleichroeder Holdings, Inc., and Chief Compliance Officer, First Eagle Variable Funds from February 2005

Suzan J. Afifi | Secretary and Vice President | December 1999 to present
1345 Avenue of the Americas | New York, New York | 10105
(born October 1952)

Principal Occupation(s) During Past Five (5) Years: Senior Vice President, First Eagle Investment Management, LLC; Vice President, FEF Distributors, LLC; Secretary and Vice President, First Eagle Variable Funds

Philip Santopadre | Treasurer | September 2005 to present
1345 Avenue of the Americas | New York, New York | 10105
(born August 1977)

Principal Occupation(s) During Past Five (5) Years: Vice President, First Eagle Investment Management, LLC; Treasurer, First Eagle Variable Funds

Michael Luzzatto | Vice President | December 2004 to present
1345 Avenue of the Americas | New York, New York | 10105
(born April 1977)

Principal Occupation(s) During Past Five (5) Years: Senior Vice President, First Eagle Investment Management, LLC; Vice President, FEF Distributors, LLC; Vice President, First Eagle Variable Funds

Meng Lam | Assistant Treasurer | March 2012 to present
1345 Avenue of the Americas | New York, New York | 10105
(born October 1980)

Principal Occupation(s) During Past Five (5) Years: Assistant Vice President, First Eagle Investment Management, LLC from February 2011; Advisory Manager, Ernst & Young LLP from January 2010; Audit Manager, Deloitte & Touche LLP from 2007; Assistant Treasurer, First Eagle Variable Funds

(6)  The term of office of each officer is indefinite. Length of time served represents time served as an officer of the Trust (or its predecessor entities), although various positions may have been held during the period.

First Eagle Funds | Annual Report | October 31, 2014

First Eagle Funds

Trustees

Lisa Anderson

John P. Arnhold

Candace K. Beinecke (Chair)

Jean-Marie Eveillard

Jean D. Hamilton

James E. Jordan

William M. Kelly

Paul J. Lawler

Officers

John P. Arnhold

President

Robert Bruno

Senior Vice President

Joseph T. Malone

Chief Financial Officer

Mark D. Goldstein

Chief Compliance Officer

Suzan J. Afifi

Secretary & Vice President

Philip Santopadre

Treasurer

Michael Luzzatto

Vice President

Meng Lam

Assistant Treasurer

Investment Adviser

First Eagle Investment Management, LLC

1345 Avenue of the Americas
New York, NY 10105

Legal Counsel

Shearman & Sterling LLP

599 Lexington Avenue
New York, NY 10022

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue
Kansas City, MO 64105

Shareholder Servicing Agent

DST Systems, Inc.

330 West 9th Street
Kansas City, MO 64105
800.334.2143

Underwriter

FEF Distributors, LLC

1345 Avenue of the Americas
New York, NY 10105

Independent Registered Public
Accounting Firm

PricewaterhouseCoopers LLP

300 Madison Avenue
New York, NY 10017

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a currently effective prospectus of First Eagle Funds.

First Eagle Funds | Annual Report | October 31, 2014

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First Eagle Investment Management, LLC

1345 Avenue of the Americas, New York, NY 10105-0048

800.334.2143 www.feim.com

Item 2.                                 Code of Ethics.

The Registrant has adopted a code of ethics that applies to its principal executive officer and principal financial officer.  Copies of the code of ethics may be requested free of charge by calling 1-800-334-2143 (toll free).

Item 3.                                 Audit Committee Financial Expert.

The Board of Trustees of the registrant has designated Paul J. Lawler, William M. Kelly and Jean Hamilton as Audit Committee Financial Experts.  Mr. Lawler, Mr. Kelly and Ms. Hamilton are considered by the Board to be independent trustees.

Item 4.                                 Principal Accountant Fees and Services

(a)         Audit Fees:

For the Fiscal years ended October 31, 2014 and October 31, 2013, the aggregate PricewaterhouseCoopers LLP (PwC) audit fees for professional services rendered to the registrant were approximately $417,735 and $505,582, respectively.  Fees included in the audit fees category are those associated with the annual audits of the financial statements and services that are normally provided in connection with statutory and regulatory filings.

(b)         Audit Related Fees:

For the fiscal years ended October 31, 2014 and October 31, 2013, the aggregate PwC fees for assurance and related services rendered to the registrant were approximately $18,300 and $18,300, respectively.

(c)          Tax Fees:

In each fiscal year ended October 31, 2014 and October 31, 2013, the aggregate tax fees billed by PwC for professional services rendered to the registrant were approximately $432,676 and $596,616, respectively.

Fees included in the tax fees category comprise all services performed by professional staff in the independent accountant’s tax division except those services related to audits. This category comprises fees for tax compliance and preparation of tax returns.

(d)         All Other Fees:

In each of the fiscal years ended October 31, 2014 and October 31, 2013, there were no fees billed by PwC for products and services, other than 4(a)-(c) above, rendered to the registrant.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval by the committee or a designated member thereof.  If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting.  Waiver of pre-approval for audit and non-audit services requiring fees of a de minimis amount is not permitted.

(e)(2) No services included in (b) — (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) According to PwC, for the fiscal year ended October 31, 2014, the percentage of hours spent on the audit of the registrant’s financial statements for the most recent fiscal year that were attributable to work performed by persons who are not full-time, permanent employees of PwC was 0%.

(g) Other than as described in the table above, the aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant (“covered”), its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser (“non-covered”) that provides ongoing services to the registrant was $0 in 2014 and 2013.

(h) Not applicable.

Item 5.                                 Audit Committee of Listed Registrants

Not applicable at this time.

Item 6.                                 Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7.                                 Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.                                 Portfolio Managers of Closed-End Investment companies.

Not applicable.

Item 9.                                 Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.                          Submission of Matters to a Vote of Security Holders.

No material change to report at this time.

Item 11.                          Controls and Procedures.

(a) In the opinion of the principal executive officer and principal financial officer, based on their evaluation, the registrant’s disclosure controls and procedures are adequately designed and are operating effectively to ensure (i) that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared; and (ii) that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.                          Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)):  Attached hereto.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)): Attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	First Eagle Funds

By (Signature and Title)*	/s/ John P. Arnhold
John P. Arnhold, President

Date: January 7, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ John P. Arnhold
John P. Arnhold, Principal Executive Officer

Date: January 7, 2015

By (Signature and Title)*	/s/ Joseph T. Malone
Joseph T. Malone, Principal Financial Officer

Date: January 7, 2015

*                            Print the name and title of each signing officer under his or her signature.